UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23207

Brinker Capital Destinations Trust

(Exact name of registrant as specified in charter)

1055 Westlakes Drive, Suite 250

Berwyn, PA 19312

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (610) 407-5500

Date of fiscal year end:

February 28

Date of reporting period:

February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
February 28, 2023
Destinations Large Cap Equity Fund   Class / Ticker : I / DLCFX, Z / DLCZX
Destinations Small-Mid Cap Equity Fund   Class / Ticker : I / DSMFX, Z / DSMZX
Destinations International Equity Fund   Class / Ticker : I / DIEFX, Z / DIEZX
Destinations Equity Income Fund   Class / Ticker : I / DGEFX, Z / DGEZX
Destinations Core Fixed Income Fund   Class / Ticker : I / DCFFX, Z / DCFZX
Destinations Low Duration Fixed Income Fund   Class / Ticker : I / DLDFX, Z / DLDZX
Destinations Global Fixed Income Opportunities Fund   Class / Ticker : I / DGFFX, Z / DGFZX
Destinations Municipal Fixed Income Fund   Class / Ticker : I / DMFFX, Z / DMFZX
Destinations Multi Strategy Alternatives Fund   Class / Ticker : I / DMSFX, Z / DMSZX
Destinations Shelter Fund    Class / Ticker : I / DSHFX, Z / DSHZX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial advisor. Instead, the reports will be made available on the Funds’ website (www.destinationsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial advisor.
You may elect to receive all future reports in paper free of charge. You can contact your financial advisor to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Destinations Funds held in your account.
www.destinationsfunds.com // 877.771.7979

Shareholder Letter (Unaudited)

Dear Shareholder,
We are pleased to provide the annual report of the Destinations Funds for the twelve-month reporting period for the fiscal year ended February 28, 2023. Please refer to the investment commentary for a detailed look at prevailing economic and market conditions during the Funds’ reporting period.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices to help you while you pursue your objectives and goals. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.destinationsfunds.com. On our website, you can gain immediate access to Destinations Funds information, including:
•
Fund prices and performance,

•
Holdings,

•
Distributions, and

•
A host of fund literature and resources

We want to thank you for your continued confidence in the Destinations Funds and we look forward to helping you meet your financial goals.
Sincerely,
Kylee Beach
President, Brinker Capital Destinations Trust
April 28, 2023
Important Disclosure:
Mutual fund investing involves risk. The value of your investment in a Fund could go down. Multi-investment management styles may lead to overlapping securities transactions and higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them, as well as market fluctuations and industry/economic trends etc.

Investment Commentary (Unaudited)

Global equity and fixed income markets were broadly lower during the twelve months ending February 28, 2023 (“the period”). Aggressive monetary policy tightening by the Federal Reserve (“Fed”) and other global central banks in order to combat stubbornly high inflationary pressures weighed on financial markets. In addition to COVID-related structural drivers of inflation on both the supply side and the demand side, Russia’s invasion of Ukraine in late February 2022 led to even greater inflationary challenges, particularly in the areas of food and energy. In an attempt to keep inflation from spiraling out of control, the Fed embarked on the most aggressive tightening cycle in the last 40 years, hiking the Fed funds rate by over 400 bps in less than a year. Despite these actions, inflation ended the period off its peak but significantly higher than the Fed’s 2% inflation target. At the same time, the U.S. labor market remained robust in the face of these rate hikes, with the unemployment rate ending the period near a 50-year low. Although the Fed’s rapid policy tightening has not yet meaningfully slowed the labor market, it did have a more deleterious effect on financial markets. Not only did the sharp rise in the Fed funds rate and concerns about runaway inflation lead to a spike in yields on U.S. Treasury securities, but these higher bond yields also had a dampening effect on equity multiples, particularly for lower-quality companies that required external financing and growth stocks with a longer path to profitability.
The Russell 3000 Index1 declined -8.1% for the period. Small and mid cap stocks modestly outperformed large cap equities. From a style perspective, value outperformed growth by a wide margin as the increase in interest rates had a greater negative impact on longer-duration growth stocks with more elevated multiples. The energy sector delivered the strongest returns and was one of only two sectors with a positive return for the period despite a decline in WTI crude oil of nearly 20%. More traditional value sectors such as industrials, materials, and financials as well as more defensive sectors like consumer staples and utilities displayed relative strength. On the other hand, growth-dominated sectors such as communication services, consumer discretionary, and information technology that had been some of the biggest beneficiaries of the Fed’s zero interest rate policy were the greatest laggards during the period as monetary policy became less accommodative.
Developed international equities, as measured by the FTSE All-World Developed ex US Index2, lost -4.7% for the period. As in the U.S., value outperformed growth for the period with leadership from sectors such as energy and financials. Unlike the small cap leadership in the U.S., though, large cap stocks modestly outperformed in overseas markets as slower economic growth and weaker domestic demand weighed on international small cap returns. Despite the war in Ukraine on its doorstep, European stocks displayed relative strength while Japan and other Asian nations — many of which were slower to “re-open” in the wake of the COVID pandemic — saw their stock markets suffer larger losses. Emerging markets, as measured by the FTSE All-World Emerging Markets Index3, fell -14.1% for the period. On a geographic basis, these weak returns were fairly widespread, with Latin American the only region showing noteworthy relative strength. Toward the end of the period, as China began loosening its strict COVID controls, several Asian equity markets began to perk up as did equity markets in more resource-rich countries amid increased optimism that China’s re-opening could spur global growth.
Investment-grade fixed income, as measured by the ICE BofA US Broad Market Index4, declined -9.8% for the period. Treasury yields rose across the maturity spectrum as the Fed increased the Fed funds rate by over 400 basis points5 during the period. The 10-Year Treasury yield finished at 3.91%, over 2% higher than at the beginning of the period. Shorter-term yields increased by an even greater magnitude, with the 2-Year Treasury yield more than tripling to end the period at 4.80%. The Fed’s aggressive rate hikes led to an inverted yield curve for much of the period, with the 10 Year/2 Year spread ending the period at -89 basis points — the deepest inversion since 1981. Against this backdrop, long duration bonds experienced the

Russell 3000 Index — Russell 3000 — A market capitalization weighted index that tracks the performance of the 3,000 largest US traded stocks.

2
FTSE All-World Developed ex US Index — FTSE All-World Developed ex US — A market capitalization weighted index representing the performance of large and mid-cap securities from developed markets excluding the US.

3
FTSE All-World Emerging Markets Index — FTSE All-World Emerging Markets — A market capitalization weighted index that measures the performance of securities listed in advanced emerging and secondary emerging countries.

4
ICE BofA US Broad Market Index — ICE BofA US Broad Market Index — A broad based index that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

5
Basis Points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Investment Commentary (Unaudited) (concluded)

greatest price declines. High yield credit outperformed both investment grade credit and U.S. government bonds as the higher yields helped offset the modest widening in high yield credit spreads. Municipals outperformed U.S. government bonds alongside continued improvement in the health of state and local government finances.
The global economy faces crosscurrents as competing positive and negative impulses battle for leadership on what seems like a daily basis. Despite the heavy lifting that the Fed and other global central banks performed over the period to increase short-term interest rates toward restrictive levels, economic data generally continued to come in better than expected and China’s COVID reopening has the potential to provide a growth tailwind. To wit, the U.S. the euro zone, and Japan all averted recession during the period as they ended 2022 with positive real GDP6 growth in the 4th quarter and for the full calendar year. Standing squarely in the way of this more positive narrative is elevated price inflation that is receding but does not seem to be falling as quickly as central banks would like. As a result, it would not be surprising to see the Fed maintain a more hawkish monetary policy stance than is suggested by consensus expectations. For consumers, corporations, and investors who have become accustomed to easy money policies, a less dovish Fed might slightly extend the time it will take financial markets to arrive at a stable equilibrium in a regime of higher (or perhaps just normal) interest rates.
However, we are hopeful that a more normalized interest rate environment — a world in which there is a greater consideration for the cost of capital when making financial decisions — will reward investment decisions driven more heavily by fundamentals than by emotion. Furthermore, we believe that with economic uncertainty, policy uncertainty, and geopolitical uncertainty likely to remain elevated, there will be greater return dispersion between winners and losers within each asset class. In this world, we believe that active managers will have a greater ability to distinguish the wheat from the chaff and to actually be rewarded for this exercise. We believe this backdrop provides a tailwind to our active approach and offers the potential for even greater diversification benefits from our risk-aware multi-manager implementation.
Thank you for your confidence and your support as shareholders of the Destinations Funds.
Sincerely,
Brian P. Storey, CFA
Investment Officer, Brinker Capital Destinations Trust
April 28, 2023
Diversification neither assures a profit nor guarantees against loss in a declining market.
You cannot invest directly into an index.

6
Gross domestic product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Large Cap Equity Fund

Investment Objective
The investment objective of the Destinations Large Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -7.21% compared to a return of  -8.21% for the Russell 1000 Index. An overweight to the financials sector and an underweight to the information technology sector contributed to relative performance for the period. Stock selection within the financials and industrials sectors also contributed positively. Detracting from the Fund’s relative performance was an underweight to the materials sector as well as stock selection within the information technology and communication services sectors.
Investment Sub-advisers
BlackRock Investment Management, LLC
Seeks to provide index exposure by replicating the total return performance of the S&P 500 Index.
Columbia Management Investment Advisers, LLC
Constructs a concentrated high growth portfolio comprised of a mix of established and emerging growth companies that are gaining market share in industries that represent a larger segment of the overall economy.
Newton Investment Management North America, LLC
Seeks to invest in companies with attractive valuation, strong fundamentals, and a catalyst for business improvement.
River Road Asset Management, LLC
Employs a fundamental bottom-up approach that seeks to identify financially strong companies with predictable and sustainable cash flows trading at attractive discounts.
Strategas Asset Management
Focuses on large capitalization companies making significant investments in public policy developments and the potential earning benefits that accrue from those investments.
T. Rowe Price Associates, Inc.
Focuses on companies with superior growth in earnings and cash flow, ability to sustain earnings momentum even during economic slowdowns, and occupation of a lucrative niche in the economy with ability to expand even during economic slowdowns.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Large Cap Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Large Cap Equity Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the Russell 1000 Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
$18,438
$17,120
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Large Cap Equity I
Russell 1000 - Total Return

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Large Cap Equity Fund Class I	4.10%	-7.21%	10.68%	9.43%
Russell 1000 Index	4.17%	-8.21%	11.92%	10.80%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.95% and 0.80%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Small-Mid Cap Equity Fund

Investment Objective
The investment objective of the Destinations Small-Mid Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap Index or the Russell 2000 Index. The Fund may invest a portion of its assets in securities of micro-cap companies. The Fund invests in securities of companies operating in a broad range of industries. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -5.86% compared to a return of  -4.99% for the Russell Midcap Index and -6.02% for the Russell 2000 Index. An underweight to the communication services and information technology sectors as well as stock selection within the information technology sector contributed positively to relative performance for the period. Detracting from performance over the period was stock selection within the financials and health care sectors. An underweight to the energy sector also contributed negatively to relative performance.
Investment Sub-advisers
Ceredex Value Advisors LLC
Employs a disciplined and methodical bottom-up stock selection process with an emphasis on dividends, valuation, and fundamentals.
Driehaus Capital Management LLC
Focuses on micro and small cap companies and identifies company-specific growth-inflation points to capitalize on behavioral dynamics of the market through the integration of fundamental, macro, and behavioral analysis.
Leeward Investments, LLC
Employs a classic value approach with an emphasis on purchasing high quality companies at a discount to intrinsic value.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Small-Mid Cap Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Small-Mid Cap Equity Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with both the Russell Midcap Index and Russell 2000 Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
$17,860
$16,925
$14,809
Destinations Small-Mid Cap Equity I
Russell Midcap - Total Return
Russell 2000 - Total Return

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Small-Mid Cap Equity Fund Class I	4.24%	-5.86%	13.72%	10.21%
Russell Midcap Index	5.68%	-4.99%	11.46%	9.08%
Russell 2000 Index	7.89%	-6.02%	10.08%	6.80%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.11% and 1.10%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations International Equity Fund

Investment Objective
The investment objective of the Destinations International Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest primarily in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -9.07% compared to a return of  -6.72% for the FTSE All-World ex US Index. From a sector perspective, an underweight to the energy sector and overweight to the information technology sector as well as stock selection within the health care sector were the largest detractors from relative performance. Stock selection within the consumer discretionary and utilities sectors contributed positively to performance. From a geographical perspective, stock selection within emerging Asia and the United Kingdom detracted from performance. Contributing to relative performance was an overweight to France and the United Kingdom.
Investment Sub-advisers
BAMCO, Inc.
Employs a long-term investment approach to emerging markets that seeks out appropriately capitalized open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.
Barrow, Hanley, Mewhinney & Strauss, LLC
Invests in undervalued, under-earning companies with stable or improving operating fundamentals and clearly defined upside drivers.
Causeway Capital Management LLC
Utilizes a diverse set of bottom-up and top-down factors to identify international small cap companies that are mispriced relative to underlying business prospects.
Loomis Sayles & Company, L.P.
Seeks to provide long-term growth of capital by investing in a mix of high-quality companies and transitioning quality companies within industries experiencing secular growth.
MFS Investment Management
Employs a contrarian investment process that seeks companies that are undervalued compared to intrinsic value.
T. Rowe Price Associates, Inc.
Focuses on companies with the potential to achieve long term earnings growth that have a leading market position, technological leadership or proprietary advantage and seasoned management.
Wasatch Advisors, Inc.
Targets inefficient segments of international equity markets with a focus on high-quality companies that offer long duration earnings and revenue growth and are trading at a reasonable valuation.

Management’s Discussion of Fund Performance (Unaudited)
Destinations International Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations International Equity Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the FTSE All-World ex US Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
18,000
16,000
14,000
12,000
10,000
8,000
6,000
$13,258
$12,967
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations International Equity I
FTSE All-World ex US - Total Return

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations International Equity Fund Class I	3.99%	-9.07%	3.65%	4.45%
FTSE All-World ex US Index	4.11%	-6.72%	6.10%	4.84%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.24% and 1.20%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Equity Income Fund

Investment Objective
The Destinations Equity Income Fund (the “Fund”) has a primary investment objective of current income with a secondary objective of long-term capital appreciation.
Investment Strategy
The Fund will invest in dividend-paying securities of both U.S.-based and foreign companies. The Fund invests primarily in common stock, preferred stock, interests in Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs) and equity-linked notes that are believed to be attractively valued and to have the potential for long-term growth. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -0.83% compared to a return of  -3.00% for the FTSE All-World High Dividend Yield Index. An overweight to the energy and health care sectors contributed to relative performance for the period. Stock selection within the health care sector also contributed positively. Detracting from relative performance was an underweight to the communication services and real estate sectors as well as stock selection within the communication services sector.
Investment Sub-advisers
Federated Equity Management Company of Pennsylvania
Employs a bottom-up, fundamental approach with an emphasis on high-yielding, dividend growing stocks.
Nuveen Asset Management, LLC
Seeks to provide high current income and long-term capital appreciation by investing in global equity and income-producing securities.
Neuberger Berman Investment Advisors, LLC
Employs an income-oriented approach that seeks to generate a current yield greater than the current yield of the S&P 500 Index with lower volatility.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Equity Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Equity Income Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the FTSE All-World High Dividend Yield Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
$14,583
$13,569
16,000
14,000
12,000
10,000
8,000
6,000
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Equity Income I
FTSE All-World High Dividend Yield Net - Total Return

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Equity Income Fund Class I	0.18%	-0.83%	9.42%	6.53%
FTSE All-World High Dividend Yield Index	1.64%	-3.00%	8.77%	5.25%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.04% and 0.92%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Core Fixed Income Fund

Investment Objective
The investment objective of the Destinations Core Fixed Income Fund (the “Fund”) is to maximize current income and total return.
Investment Strategy
The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -10.19% compared to a return of  -9.78% for the ICE BofA US Broad Market Index. Shorter duration relative to the benchmark contributed to Fund performance as Treasury yields increased markedly across maturities during the period. Overweight exposure to securitized bonds also contributed positively. Security selection within mortgage-backed securities and yield curve positioning for government securities detracted from relative performance.
Investment Sub-advisers
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and invests across a broad range of fixed income sectors.
Merganser Capital Management, LLC
Employs a bottom-up approach that combines cross-sector relative values analysis with deep fundamental security selection while seeking opportunities in less efficient areas of the fixed income market.
Wellington Management Company LLP
Blends top-down strategies and bottom-up security selection resulting in a broadly diversified portfolio both across and within sectors.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Core Fixed Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Core Fixed Income Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the ICE BofA US Broad Market Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
12,000
10,000
8,000
$10,381
$9,824
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Core Fixed Income I
ICE BofA US Broad Market

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Core Fixed Income Fund Class I	1.34%	-10.19%	-4.38%	-0.30%
ICE BofA US Broad Market Index	0.43%	-9.78%	-3.86%	0.63%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.87% and 0.79%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Low Duration Fixed Income Fund

Investment Objective
The investment objective of the Destinations Low Duration Fixed Income Fund (the “Fund”) is to provide current income.
Investment Strategy
The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans and money market instruments. The Fund will normally be constructed with an average total portfolio duration of three years or less. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned 0.05% compared to a return of 1.35% for the ICE BofA US High Yield 0-3 Year Index and -2.69% for the ICE BofA US Treasury 1-3 Year Index. A significant tilt toward corporate credit and security selection within corporate credit and asset-backed securities contributed to Fund performance for the period. Detracting from performance were allocations to bank loans and securitized bonds.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Focuses on capital preservation by investing in underlying event driven high yield and investment grade corporate credit opportunities with an estimated holding life of several months to three years.
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and seeks to maximize current income through investing in a variety of fixed income sectors with an overall average effective duration of three years or less.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Low Duration Fixed Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Low Duration Fixed Income Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the ICE BofA US High Yield 0-3 Year Index and the ICE BofA US Treasury 1-3 Year Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
14,000
12,000
10,000
8,000
$12,495
$11,467
$10,417
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Low Duration Fixed Inc I
ICE BofA US High Yield (0-3 Y)
ICE BofA US Treasury (1-3 Y)

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Low Duration Fixed Income Fund Class I	1.55%	0.05%	2.32%	2.32%
ICE BofA US High Yield 0-3 Year Index	2.62%	1.35%	3.30%	3.80%
ICE BofA US Treasury 1-3 Year Index	-0.04%	-2.69%	-0.89%	0.69%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.93% and 0.93%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Global Fixed Income Opportunities Fund

Investment Objective
The investment objective of the Destinations Global Fixed Income Opportunities Fund (the “Fund”) is to maximize total return.
Investment Strategy
The Fund invests in fixed income securities including global investment grade and non-investment grade debt, global sovereign debt, bank loans, preferred securities and convertible securities. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -1.89% compared to a return of  -5.52% for the ICE BofA US High Yield Index. Shorter duration relative to the benchmark contributed to Fund performance as bond yields increased across maturities during the period. Security selection within corporate credit and preferred securities also contributed positively. The allocation to emerging markets debt detracted from performance.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Employs an opportunistic approach, allocating to high yield and investment grade corporate credit securities across multiple credit opportunity types.
DoubleLine Capital LP
Employs a value-oriented, research-driven approach to identify emerging market countries and companies with the potential for improving credit fundamentals and ratings.
Nuveen Asset Management, LLC
Employs a top-down quantitative-driven process complemented by fundamental credit research analysis with a focus on relative value, resulting in a concentrated portfolio of preferred securities.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Global Fixed Income Opportunities Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Global Fixed Income Opportunities Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the ICE BofA US High Yield Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
14,000
12,000
10,000
8,000
$12,015
$11,623
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Global Fixed Income Opps I
ICE BofA US High Yield Index

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Global Fixed Income Opportunities Fund Class I	1.99%	-1.89%	1.84%	2.55%
ICE BofA US High Yield Index	2.56%	-5.52%	1.14%	3.13%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.19% and 1.08%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Municipal Fixed Income Fund

Investment Objective
The investment objective of the Destinations Municipal Fixed Income Fund (the “Fund”) is to provide current income that is exempt from federal income taxation.
Investment Strategy
The Fund invests in fixed income securities that pay interest that is exempt from regular federal income tax. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (included the District of Columbia) or a political subdivision, agency or instrumentality thereof, primarily in investment grade debt obligations. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -3.37% compared to -2.16% for the ICE BofA US Municipal Securities 1-10 Year Index. Detracting from relative performance was the Fund’s longer duration than the benchmark as bond yields increased across maturities during the period. An underweight to prerefunded bonds and security selection within tax-supported bonds also weighed on performance. A bias to higher quality securities and security selection within general revenue bonds contributed positively to relative performance. From a state perspective, security selection within Massachusetts and Indiana was positive while an underweight to New York detracted from performance.
Investment Sub-advisers
Northern Trust Investments, Inc.
Employs a relative value, high quality approach to municipal bonds that seeks to identify undervalued securities and sectors.
Virtus Fixed Income Advisers, LLC
Seeks to maximize total return through current income that is exempt from federal income taxes by focusing on duration management, yield curve positioning, sector rotation, and security selection.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Municipal Fixed Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Municipal Fixed Income Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the ICE BofA US Municipal Securities 1-10 Year Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
11,000
9,000
$10,858
$10,540
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Municipal Fixed Income I
ICE BofA US Municipal Securities (1-10 Y) Index

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Municipal Fixed Income Fund Class I	0.31%	-3.37%	-1.64%	0.89%
ICE BofA US Municipal Securities 1-10 Year Index	0.08%	-2.16%	-0.73%	1.39%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.93% and 0.76%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Multi Strategy Alternatives Fund

Investment Objective
The investment objective of the Destinations Multi Strategy Alternatives Fund (the “Fund”) is capital appreciation with reduced correlation to equity and fixed income markets.
Investment Strategy
The Fund employs a strategy intended to generate long term growth across market cycles with reduced correlation to equity and fixed income markets. The Fund may invest across multiple strategies including long/short credit, long/short equity, relative value, distressed credit, global macro, event-driven and closed-ended funds. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned 1.87% compared to a return of 18.09% for the Morningstar Broad Hedge Fund Index. An emphasis on lower-volatility strategies resulted in a lower risk profile for the Fund relative to the benchmark. Despite a relatively modest equity beta in the event driven strategy, the drawdown in equity markets weighed on returns although the strategy was supported by equity hedges in the biotechnology sector. The relative value credit strategy contributed positively to Fund returns through allocations to mortgage credit risk transfer securities and corporate credit index tranches.
Investment Sub-advisers
Driehaus Capital Management LLC
Employs a concentrated approach seeking asymmetric payoff profiles in directional long, directional short and relative value arbitrage strategies, focusing on liquid credit, equity and derivative securities.
LMCG Investments, LLC
Employs a quantitative approach based on proprietary analytics to exploit pricing inefficiencies in structured credit markets.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Multi Strategy Alternatives Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Multi Strategy Alternatives Fund Class I from its inception (March 20, 2017) to February 28, 2023 as compared with the Morningstar Broad Hedge Fund Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
18,000
16,000
14,000
12,000
10,000
8,000
$16,029
$12,493
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Destinations Multi Strategy Alts I
Morningstar Broad Hedge Fund Index

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Multi Strategy Alternatives Fund Class I	3.48%	1.87%	4.64%	3.80%
Morningstar Broad Hedge Fund Index	0.04%	18.09%	14.11%	8.36%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.86% and 1.42%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Shelter Fund

Investment Objective
The investment objective of the Destinations Shelter Fund (the “Fund”) is capital appreciation with lower volatility than broad equity markets.
Investment Strategy
The Fund employs a strategy intended to provide capital appreciation through broad exposure to equity markets with a lower volatility profile than long-only equity strategies through the implementation of a hedging strategy that uses index options to seek to limit the magnitude of negative returns during a declining equity market. The Fund will use derivative investments primarily for hedging purposes. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 28, 2023, Class I returned -8.56% compared to a return of  -7.69% for the S&P 500 Index. The Fund’s index replication portfolio generally performed in line with the benchmark and the options income contributed positively to the total return. Put costs were elevated throughout most of the period which detracted from performance. Additionally, performance was negatively impacted by the periodic volatile market rallies that affected hedges and led to call-aways that capped equity market participation.
Investment Sub-advisers
Gateway Investment Advisers, LLC
Employs a low-volatility equity strategy that seeks to protect its index-tracking equity portfolio by purchasing a laddered portfolio of index put spreads that are partially funded by selling index call options.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Shelter Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Shelter Fund Class I from its inception (October 26, 2021) to February 28, 2023 as compared with the S&P 500 Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2023
11,000
10,000
9,000
8,000
7,000
Oct-21
Feb-22
Jun-22
Oct-22
Feb-23
$8,871
$8,748
Destinations Shelter I
S&P 500 Index

Average Total Returns as of February 28, 2023
	YTD	1 Year	3 Year	Since Inception (10/26/2021)
Destinations Shelter Fund Class I	1.99%	-8.56%		-9.46%
S&P 500 Index	3.69%	-7.69%		-8.52%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.10% and 0.99%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39%. The waiver is in effect until June 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Fund Expenses (Unaudited)

Example
All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of  $1,000 invested on September 1, 2022 and held for the six months ended February 28, 2023.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.
Based on Actual Total Return(1)
Fund	Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Destinations Large Cap Equity Fund – Class I	4.19%	$1,000.00	$1,041.90	0.82%	$4.15
Destinations Large Cap Equity Fund – Class Z	4.21%	1,000.00	1,042.09	0.67%	3.39
Destinations Small-Mid Cap Equity Fund – Class I	2.69%	1,000.00	1,026.94	1.12%	5.63
Destinations Small-Mid Cap Equity Fund – Class Z	2.71%	1,000.00	1,027.06	0.97%	4.88
Destinations International Equity Fund – Class I	6.92%	1,000.00	1,069.17	1.15%	5.90
Destinations International Equity Fund – Class Z	7.06%	1,000.00	1,070.62	1.00%	5.13
Destinations Equity Income Fund – Class I	4.61%	1,000.00	1,046.14	0.95%	4.82
Destinations Equity Income Fund – Class Z	4.76%	1,000.00	1,047.60	0.80%	4.06
Destinations Core Fixed Income Fund – Class I	(2.20)%	1,000.00	978.01	0.82%	4.02
Destinations Core Fixed Income Fund – Class Z	(2.07)%	1,000.00	979.31	0.67%	3.29
Destinations Low Duration Fixed Income Fund – Class I	2.38%	1,000.00	1,023.80	0.96%	4.82
Destinations Low Duration Fixed Income Fund – Class Z	2.38%	1,000.00	1,023.77	0.81%	4.06
Destinations Global Fixed Income Opportunities Fund – Class I	1.11%	1,000.00	1,011.07	1.04%	5.19
Destinations Global Fixed Income Opportunities Fund – Class Z	1.15%	1,000.00	1,011.48	0.88%	5.19
Destinations Municipal Fixed Income Fund – Class I	(0.11)%	1,000.00	998.90	0.78%	3.87
Destinations Municipal Fixed Income Fund – Class Z	0.70%	1,000.00	1,007.03	0.63%	3.14
Destinations Multi Strategy Alternatives Fund – Class I	4.81%	1,000.00	1,048.08	1.11%	5.64
Destinations Multi Strategy Alternatives Fund – Class Z	4.81%	1,000.00	1,048.10	0.96%	4.88
Destinations Shelter Fund – Class I	(1.64)%	1,000.00	983.56	1.29%	6.34
Destinations Shelter Fund – Class Z	(1.47)%	1,000.00	985.27	1.14%	5.61

(1)
For the six months ended February 28, 2023.

(2)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from expense ratios in the Financial Highlights.

(4)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days for Class I and Class Z) in the most recent period, then divided by 365 (to reflect the period).

Fund Expenses (unaudited) (concluded)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Based on Hypothetical Total Return(1)
Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Destinations Large Cap Equity Fund – Class I	5.00%	$1,000.00	$1,020.73	0.82%	$4.11
Destinations Large Cap Equity Fund – Class Z	5.00%	1,000.00	1,021.47	0.67%	3.36
Destinations Small-Mid Cap Equity Fund – Class I	5.00%	1,000.00	1,019.24	1.12%	5.61
Destinations Small-Mid Cap Equity Fund – Class Z	5.00%	1,000.00	1,019.98	0.97%	4.86
Destinations International Equity Fund – Class I	5.00%	1,000.00	1,019.09	1.15%	5.76
Destinations International Equity Fund – Class Z	5.00%	1,000.00	1,019.84	1.00%	5.01
Destinations Equity Income Fund – Class I	5.00%	1,000.00	1,020.08	0.95%	4.76
Destinations Equity Income Fund – Class Z	5.00%	1,000.00	1,020.83	0.80%	4.01
Destinations Core Fixed Income Fund – Class I	5.00%	1,000.00	1,020.73	0.82%	4.11
Destinations Core Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.47	0.67%	3.36
Destinations Low Duration Fixed Income Fund – Class I	5.00%	1,000.00	1,020.03	0.96%	4.81
Destinations Low Duration Fixed Income Fund – Class Z	5.00%	1,000.00	1,020.78	0.81%	4.06
Destinations Global Fixed Income Opportunities Fund – Class I	5.00%	1,000.00	1,019.93	1.04%	5.21
Destinations Global Fixed Income Opportunities Fund – Class Z	5.00%	1,000.00	1,020.68	0.88%	4.41
Destinations Municipal Fixed Income Fund – Class I	5.00%	1,000.00	1,020.93	0.78%	3.91
Destinations Municipal Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.67	0.63%	3.16
Destinations Multi Strategy Alternatives Fund – Class I	5.00%	1,000.00	1,019.29	1.11%	5.56
Destinations Multi Strategy Alternatives Fund – Class Z	5.00%	1,000.00	1,020.03	0.96%	4.81
Destinations Shelter Fund – Class I	5.00%	1,000.00	1,018.40	1.29%	6.46
Destinations Shelter Fund – Class Z	5.00%	1,000.00	1,019.14	1.14%	5.71

(1)
For the six months ended February 28, 2023.

(2)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from net  expense ratios in the Financial Highlights.

(3)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days for Class I and Class Z) in the period, then divided by 365 (to reflect the period).

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 98.7%
BASIC MATERIALS – 1.8%
Chemicals – 0.7%
1,850	Air Products & Chemicals Inc.	$529,063
977	Albemarle Corp.	248,461
832	Celanese Corp., Class A Shares	96,703
1,636	CF Industries Holdings Inc.	140,516
197,178	Dow Inc.	11,278,582
4,143	DuPont de Nemours Inc.	302,563
112,677	Eastman Chemical Co.	9,600,080
2,066	Ecolab Inc.	329,258
1,050	FMC Corp.	135,608
2,126	International Flavors & Fragrances Inc.	198,143
15,823	Linde PLC	5,512,259
2,118	LyondellBasell Industries NV, Class A Shares	203,307
2,839	Mosaic Co.	151,006
1,960	PPG Industries Inc.	258,838
1,966	Sherwin-Williams Co.	435,174
	Total Chemicals	29,419,561
Forest Products & Paper – 0.2%
274,706	International Paper Co.	9,996,551
Iron/Steel – 0.0%
2,139	Nucor Corp.	358,154
1,391	Steel Dynamics Inc.	175,419
	Total Iron/Steel	533,573
Mining – 0.9%
217,200	Alcoa Corp.	10,629,768
721,162	Freeport-McMoRan Inc.	29,546,007
6,619	Newmont Corp.	288,655
	Total Mining	40,464,430
	TOTAL BASIC MATERIALS	80,414,115
COMMUNICATIONS – 11.7%
Advertising – 0.5%
525,838	Interpublic Group of Cos., Inc.	18,688,282
1,700	Omnicom Group Inc.	153,969
50,729	Trade Desk Inc., Class A Shares*	2,838,795
	Total Advertising	21,681,046
Internet – 8.6%
433,139	Alphabet Inc., Class A Shares*	39,008,498
659,694	Alphabet Inc., Class C Shares*	59,570,368
698,520	Amazon.com Inc.*	65,821,540
18,611	Booking Holdings Inc.*	46,974,164
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Internet – (continued)
1,129	CDW Corp.	$228,532
411,449	Chewy Inc., Class A Shares*(a)	16,684,257
173,670	Coupang Inc., Class A Shares*	2,693,622
4,525	eBay Inc.	207,697
79,622	Etsy Inc.*	9,666,907
28,204	Expedia Group Inc.*	3,073,390
499	F5 Inc.*	71,347
4,834	Gen Digital Inc.	94,311
632,124	Match Group Inc.*	26,182,576
299,549	Meta Platforms Inc., Class A Shares*	52,403,102
25,758	Netflix Inc.*	8,297,424
139,167	Palo Alto Networks Inc.*	26,214,888
109,800	Pinterest Inc., Class A Shares*	2,757,078
34,291	Sea Ltd., ADR*	2,142,845
37,964	Spotify Technology SA*	4,415,213
51,710	VeriSign Inc.*	10,178,079
	Total Internet	376,685,838
Media – 0.3%
896	Charter Communications Inc., Class A Shares*	329,379
35,974	Comcast Corp., Class A Shares	1,337,154
2,096	DISH Network Corp., Class A Shares*	23,915
318	FactSet Research Systems Inc.	131,827
322,980	Fox Corp., Class A Shares	11,310,760
823	Fox Corp., Class B Shares	26,542
3,188	News Corp., Class A Shares	54,674
983	News Corp., Class B Shares	16,967
4,211	Paramount Global, Class B Shares	90,200
15,202	Walt Disney Co.*	1,514,271
18,428	Warner Bros Discovery Inc.*	287,845
	Total Media	15,123,534
Telecommunications – 2.3%
2,064	Arista Networks Inc.*	286,277
59,431	AT&T Inc.	1,123,840
144,198	Ciena Corp.*	6,953,228
633,927	Cisco Systems Inc.	30,694,745
6,348	Corning Inc.	215,515
2,706	Juniper Networks Inc.	83,291
7,937	Lumen Technologies Inc.	26,986
41,056	Motorola Solutions Inc.	10,789,927
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – (continued)
345,435	T-Mobile US Inc.*	$49,113,948
35,022	Verizon Communications Inc.	1,359,204
	Total Telecommunications	100,646,961
	TOTAL COMMUNICATIONS	514,137,379
CONSUMER CYCLICAL – 8.1%
Airlines – 0.0%
1,058	Alaska Air Group Inc.*	50,604
5,419	American Airlines Group Inc.*	86,596
5,347	Delta Air Lines Inc.*	205,004
4,951	Southwest Airlines Co.	166,255
2,726	United Airlines Holdings Inc.*	141,643
	Total Airlines	650,102
Apparel – 0.9%
331,411	NIKE Inc., Class B Shares	39,368,313
343	Ralph Lauren Corp., Class A Shares	40,539
2,009	Tapestry Inc.	87,412
2,754	VF Corp.	68,354
	Total Apparel	39,564,618
Auto Manufacturers – 1.2%
40,703	Cummins Inc.	9,894,085
34,768	Ferrari NV	9,052,544
32,936	Ford Motor Co.	397,537
364,405	General Motors Co.	14,117,050
4,350	PACCAR Inc.	314,070
410,572	Rivian Automotive Inc., Class A Shares*	7,924,040
59,282	Tesla Inc.*	12,194,900
	Total Auto Manufacturers	53,894,226
Auto Parts & Equipment – 0.2%
81,395	Aptiv PLC*	9,464,611
1,953	BorgWarner Inc.	98,197
9,727	Mobileye Global Inc., Class A Shares*(a)	384,314
	Total Auto Parts & Equipment	9,947,122
Distribution/Wholesale – 1.8%
3,573	Copart Inc.*	251,754
4,776	Fastenal Co.	246,251
217,009	Ferguson PLC	31,270,997
857,334	LKQ Corp.	49,116,665
326	Pool Corp.	116,336
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Distribution/Wholesale – (continued)
375	WW Grainger Inc.	$250,661
	Total Distribution/Wholesale	81,252,664
Entertainment – 0.2%
1,789	Caesars Entertainment Inc.*	90,810
357,948	International Game Technology PLC	9,507,099
1,191	Live Nation Entertainment Inc.*	85,823
	Total Entertainment	9,683,732
Home Builders – 0.0%
2,610	DR Horton Inc.	241,373
2,124	Lennar Corp., Class A Shares	205,476
25	NVR Inc.*	129,340
1,900	PulteGroup Inc.	103,873
	Total Home Builders	680,062
Home Furnishings – 0.2%
75,360	Dolby Laboratories Inc., Class A Shares	6,200,621
454	Whirlpool Corp.	62,643
	Total Home Furnishings	6,263,264
Housewares – 0.0%
3,139	Newell Brands Inc.	46,112
Leisure Time – 0.1%
8,351	Carnival Corp.*	88,688
3,514	Norwegian Cruise Line Holdings Ltd.*	52,077
146,220	Peloton Interactive Inc., Class A Shares*	1,889,162
1,830	Royal Caribbean Cruises Ltd.*	129,271
	Total Leisure Time	2,159,198
Lodging – 0.7%
2,255	Hilton Worldwide Holdings Inc.	325,870
466,416	Las Vegas Sands Corp.*	26,804,927
2,244	Marriott International Inc., Class A Shares	379,775
2,658	MGM Resorts International	114,321
38,027	Wynn Resorts Ltd.*	4,120,986
	Total Lodging	31,745,879
Retail – 2.8%
501	Advance Auto Parts Inc.	72,625
158	AutoZone Inc.*	392,873
1,904	Bath & Body Works Inc.	77,816
1,671	Best Buy Co., Inc.	138,877
1,318	CarMax Inc.*	90,995
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
18,427	Chipotle Mexican Grill Inc., Class A Shares*	$27,476,131
62,963	Costco Wholesale Corp.	30,485,425
1,021	Darden Restaurants Inc.	145,993
1,881	Dollar General Corp.	406,860
1,755	Dollar Tree Inc.*	254,966
26,974	Domino’s Pizza Inc.	7,930,626
28,388	Floor & Decor Holdings Inc., Class A Shares*	2,606,302
1,175	Genuine Parts Co.	207,810
8,537	Home Depot Inc.	2,531,562
5,176	Lowe’s Cos., Inc.	1,064,962
56,453	Lululemon Athletica Inc.*	17,455,268
6,108	McDonald’s Corp.	1,611,962
522	O’Reilly Automotive Inc.*	433,312
95,593	Ross Stores Inc.	10,566,850
9,572	Starbucks Corp.	977,205
3,838	Target Corp.	646,703
9,682	TJX Cos., Inc.	741,641
921	Tractor Supply Co.	214,832
427	Ulta Beauty Inc.*	221,528
5,986	Walgreens Boots Alliance Inc.	212,683
11,770	Walmart Inc.	1,672,870
82,922	Yum! Brands Inc.	10,544,362
	Total Retail	119,183,039
Toys/Games/Hobbies – 0.0%
1,083	Hasbro Inc.	59,576
	TOTAL CONSUMER CYCLICAL	355,129,594
CONSUMER NON-CYCLICAL – 26.3%
Agriculture – 1.2%
243,465	Altria Group Inc.	11,304,080
4,581	Archer-Daniels-Midland Co.	364,648
142,204	Bunge Ltd.	13,580,482
285,429	Philip Morris International Inc.	27,772,242
	Total Agriculture	53,021,452
Beverages – 2.2%
145,335	Brown-Forman Corp., Class B Shares	9,427,882
32,455	Coca-Cola Co.	1,931,397
14,854	Constellation Brands Inc., Class A Shares	3,322,840
2,089,437	Keurig Dr Pepper Inc.	72,190,048
1,568	Molson Coors Beverage Co., Class B Shares	83,402
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Beverages – (continued)
3,176	Monster Beverage Corp.*	$323,190
11,489	PepsiCo Inc.	1,993,686
	Total Beverages	89,272,445
Biotechnology – 4.3%
39,758	Amgen Inc.	9,210,338
9,901	Argenx SE, ADR*	3,623,964
75,516	Biogen Inc.*	20,378,748
419,587	BioMarin Pharmaceutical Inc.*	41,786,669
180	Bio-Rad Laboratories Inc., Class A Shares*	86,011
5,958	Corteva Inc.	371,124
438,802	Gilead Sciences Inc.	35,336,725
118,641	Illumina Inc.*	23,633,287
131,082	Incyte Corp.*	10,090,692
2,755	Moderna Inc.*	382,422
14,480	Regeneron Pharmaceuticals Inc.*	11,010,882
134,657	Sarepta Therapeutics Inc.*	16,445,659
44,664	Vertex Pharmaceuticals Inc.*	12,965,513
	Total Biotechnology	185,322,034
Commercial Services – 2.3%
754	Adyen NV*(b)	1,072,703
3,459	Automatic Data Processing Inc.	760,357
4,780	Cintas Corp.	2,095,887
493,205	CoStar Group Inc.*	34,849,865
49,975	Equifax Inc.	10,121,437
615	FleetCor Technologies Inc.*	132,096
659	Gartner Inc.*	216,027
17,682	Global Payments Inc.	1,983,920
37,844	MarketAxess Holdings Inc.	12,921,834
1,314	Moody’s Corp.	381,257
9,507	PayPal Holdings Inc.*	699,715
191,536	Quanta Services Inc.	30,913,910
905	Robert Half International Inc.	72,961
1,930	Rollins Inc.	67,936
2,777	S&P Global Inc.	947,512
57,909	TransUnion	3,788,986
578	United Rentals Inc.	270,810
1,304	Verisk Analytics Inc., Class A Shares	223,127
	Total Commercial Services	101,520,340
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Cosmetics/Personal Care – 0.9%
6,965	Colgate-Palmolive Co.	$510,535
144,067	Estee Lauder Cos., Inc., Class A Shares	35,015,484
41,661	Procter & Gamble Co.	5,730,887
	Total Cosmetics/Personal Care	41,256,906
Food – 1.8%
1,675	Campbell Soup Co.	87,971
3,996	Conagra Brands Inc.	145,494
4,949	General Mills Inc.	393,495
1,226	Hershey Co.	292,180
2,414	Hormel Foods Corp.	107,133
889	JM Smucker Co.	131,474
2,134	Kellogg Co.	140,716
6,639	Kraft Heinz Co.	258,523
941,515	Kroger Co.	40,616,957
1,199	Lamb Weston Holdings Inc.	120,667
2,090	McCormick & Co., Inc.	155,329
11,388	Mondelez International Inc., Class A Shares	742,270
360,331	Nestle SA, ADR	40,542,643
4,226	Sysco Corp.	315,133
2,415	Tyson Foods Inc., Class A Shares	143,065
	Total Food	84,193,050
Healthcare-Products – 6.0%
14,539	Abbott Laboratories	1,478,907
177,565	Alcon Inc.	12,117,036
5,786	Align Technology Inc.*	1,790,767
113,746	Avantor Inc.*	2,771,990
4,204	Baxter International Inc.	167,950
1,309	Bio-Techne Corp.	95,086
376,252	Boston Scientific Corp.*	17,578,493
41,322	Cooper Cos., Inc.	13,511,054
112,490	Danaher Corp.	27,844,650
1,792	DENTSPLY SIRONA Inc.	68,221
455,610	Edwards Lifesciences Corp.*	36,649,268
358,012	Exact Sciences Corp.*	22,314,888
3,037	GE HealthCare Technologies Inc.*	230,812
133,718	Hologic Inc.*	10,649,302
691	IDEXX Laboratories Inc.*	327,009
111,949	Insulet Corp.*	30,938,226
175,837	Intuitive Surgical Inc.*	40,335,249
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
378,306	Medtronic PLC	$31,323,737
1,053	PerkinElmer Inc.	131,172
45,635	ResMed Inc.	9,720,255
832	STERIS PLC	156,441
18,243	Stryker Corp.	4,795,720
391	Teleflex Inc.	93,148
3,270	Thermo Fisher Scientific Inc.	1,771,555
495	Waters Corp.*	153,891
617	West Pharmaceutical Services Inc.	195,608
1,750	Zimmer Biomet Holdings Inc.	216,773
	Total Healthcare-Products	267,427,208
Healthcare-Services – 2.4%
1,501	Catalent Inc.*	102,398
209,874	Centene Corp.*	14,355,382
424	Charles River Laboratories International Inc.*	93,000
139,144	DaVita Inc.*	11,445,985
1,991	Elevance Health Inc.	935,113
23,061	HCA Healthcare Inc.	5,614,200
14,979	Humana Inc.	7,414,905
1,549	IQVIA Holdings Inc.*	322,920
739	Laboratory Corp. of America Holdings	176,887
32,897	Molina Healthcare Inc.*	9,057,531
950	Quest Diagnostics Inc.	131,442
118,884	UnitedHealth Group Inc.	56,581,651
535	Universal Health Services Inc., Class B Shares	71,460
	Total Healthcare-Services	106,302,874
Household Products/Wares – 0.0%
675	Avery Dennison Corp.	122,978
2,034	Church & Dwight Co., Inc.	170,409
1,029	Clorox Co.	159,948
2,814	Kimberly-Clark Corp.	351,891
	Total Household Products/Wares	805,226
Pharmaceuticals – 5.2%
159,376	AbbVie Inc.	24,527,966
1,351	AmerisourceBergen Corp.	210,162
20,677	AstraZeneca PLC, ADR	1,347,727
121,468	Becton Dickinson & Co.	28,490,319
17,730	Bristol-Myers Squibb Co.	1,222,661
2,186	Cardinal Health Inc.	165,502
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Pharmaceuticals – (continued)
19,434	Cigna Group	$5,676,671
385,719	CVS Health Corp.	32,222,965
3,221	DexCom Inc.*	357,563
198,408	Eli Lilly & Co.	61,748,538
1,130	Henry Schein Inc.*	88,490
21,802	Johnson & Johnson	3,341,375
51,176	McKesson Corp.	17,901,877
122,606	Merck & Co., Inc.	13,025,661
371,417	Organon & Co.	9,096,002
46,809	Pfizer Inc.	1,899,041
419,818	Sanofi, ADR	19,668,473
10,112	Viatris Inc.	115,277
17,387	Zoetis Inc., Class A Shares	2,903,629
	Total Pharmaceuticals	224,009,899
	TOTAL CONSUMER NON-CYCLICAL	1,153,131,434
ENERGY – 5.2%
Energy-Alternate Sources – 0.0%
1,133	Enphase Energy Inc.*	238,530
827	First Solar Inc.*	139,879
466	SolarEdge Technologies Inc.*	148,151
	Total Energy-Alternate Sources	526,560
Oil & Gas – 4.8%
2,681	APA Corp.	102,897
14,834	Chevron Corp.	2,384,862
101,558	ConocoPhillips	10,496,019
6,575	Coterra Energy Inc.	164,178
5,451	Devon Energy Corp.	293,918
1,468	Diamondback Energy Inc.	206,371
279,201	EOG Resources Inc.	31,555,297
325,327	EQT Corp.	10,794,350
462,908	Exxon Mobil Corp.	50,878,218
191,188	Hess Corp.	25,753,024
5,296	Marathon Oil Corp.	133,194
138,122	Marathon Petroleum Corp.	17,071,879
140,953	Occidental Petroleum Corp.	8,254,208
3,941	Phillips 66	404,189
1,981	Pioneer Natural Resources Co.	397,012
211,936	Shell PLC, ADR	12,879,351
1,113,653	Suncor Energy Inc.(a)	37,418,741
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
3,213	Valero Energy Corp.	$423,248
	Total Oil & Gas	209,610,956
Oil & Gas Services – 0.4%
8,351	Baker Hughes Co., Class A Shares	255,541
7,572	Halliburton Co.	274,333
336,894	Schlumberger Ltd.	17,926,130
	Total Oil & Gas Services	18,456,004
Pipelines – 0.0%
16,494	Kinder Morgan Inc.	281,388
3,727	ONEOK Inc.	243,932
1,888	Targa Resources Corp.	139,901
10,157	Williams Cos., Inc.	305,726
	Total Pipelines	970,947
	TOTAL ENERGY	229,564,467
FINANCIAL – 18.2%
Banks – 4.4%
58,201	Bank of America Corp.	1,996,294
6,134	Bank of New York Mellon Corp.	312,098
16,151	Citigroup Inc.	818,694
4,107	Citizens Financial Group Inc.	171,508
1,092	Comerica Inc.	76,549
5,724	Fifth Third Bancorp	207,781
1,525	First Republic Bank	187,590
87,848	Goldman Sachs Group Inc.	30,891,749
12,031	Huntington Bancshares Inc.	184,315
432,833	JPMorgan Chase & Co.	62,046,611
7,780	KeyCorp	142,296
1,439	M&T Bank Corp.	223,462
261,072	Morgan Stanley	25,193,448
1,738	Northern Trust Corp.	165,579
71,937	PNC Financial Services Group Inc.	11,360,291
7,792	Regions Financial Corp.	181,709
525	Signature Bank	60,401
3,060	State Street Corp.	271,361
493	SVB Financial Group*	142,038
11,064	Truist Financial Corp.	519,455
821,172	US Bancorp	39,194,540
363,145	Wells Fargo & Co.	16,984,292
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
1,248	Zions Bancorp N.A.	$63,174
	Total Banks	191,395,235
Diversified Financial Services – 4.4%
4,985	American Express Co.	867,340
50,156	Ameriprise Financial Inc.	17,196,988
415,761	Ant International Co., Ltd., Class C Shares, Private Placement*(c)(d)@	843,995
1,252	BlackRock Inc., Class A Shares	863,166
3,183	Capital One Financial Corp.	347,202
884	Cboe Global Markets Inc.	111,534
134,544	Charles Schwab Corp.	10,483,669
162,179	CME Group Inc., Class A Shares	30,061,499
2,278	Discover Financial Services	255,136
2,369	Franklin Resources Inc.	69,814
4,658	Intercontinental Exchange Inc.	474,184
514,660	Invesco Ltd.	9,088,896
349	Maplebear Inc. d/b/a Instacart, Non-voting Shares*(c)(d)@	16,920
6,679	Maplebear Inc. d/b/a Instacart, Private Placement*(c)(d)@	323,798
82,106	Mastercard Inc., Class A Shares	29,171,441
2,827	Nasdaq Inc.	158,482
1,614	Raymond James Financial Inc.	175,054
3,757	Synchrony Financial	134,163
1,863	T Rowe Price Group Inc.	209,178
411,504	Visa Inc., Class A Shares	90,506,190
	Total Diversified Financial Services	191,358,649
Equity Real Estate Investment Trusts (REITs) – 0.2%
1,245	Alexandria Real Estate Equities Inc.	186,476
3,883	American Tower Corp.	768,873
1,167	AvalonBay Communities Inc.	201,331
1,190	Boston Properties Inc.	77,921
888	Camden Property Trust	101,907
3,611	Crown Castle Inc.	472,138
2,398	Digital Realty Trust Inc.	249,944
772	Equinix Inc.	531,344
2,836	Equity Residential	177,307
540	Essex Property Trust Inc.	123,152
1,117	Extra Space Storage Inc.	183,914
609	Federal Realty Investment Trust	65,029
4,482	Healthpeak Properties Inc.	107,837
5,963	Host Hotels & Resorts Inc.	100,178
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
4,844	Invitation Homes Inc.	$151,423
2,424	Iron Mountain Inc.	127,866
5,157	Kimco Realty Corp.	106,286
963	Mid-America Apartment Communities Inc.	154,176
7,697	Prologis Inc.	949,810
1,318	Public Storage	394,016
5,230	Realty Income Corp.	334,459
1,284	Regency Centers Corp.	80,764
900	SBA Communications Corp., Class A Shares	233,415
2,726	Simon Property Group Inc.	332,817
2,552	UDR Inc.	109,328
3,333	Ventas Inc.	162,150
8,031	VICI Properties Inc., Class A Shares	269,279
3,940	Welltower Inc.	292,033
6,137	Weyerhaeuser Co.	191,781
	Total Equity Real Estate Investment Trusts (REITs)	7,236,954
Insurance – 7.3%
4,718	Aflac Inc.	321,532
198,563	Allstate Corp.	25,570,943
6,196	American International Group Inc.	378,638
42,752	Aon PLC, Class A Shares	12,998,746
3,084	Arch Capital Group Ltd.*	215,880
1,758	Arthur J Gallagher & Co.	329,361
100,258	Assurant Inc.	12,771,867
414,979	Berkshire Hathaway Inc., Class B Shares*	126,643,291
1,960	Brown & Brown Inc.	109,897
102,299	Chubb Ltd.	21,587,135
1,311	Cincinnati Financial Corp.	158,238
34,339	Everest Re Group Ltd.	13,185,146
63,255	Fairfax Financial Holdings Ltd.	44,220,305
754	Globe Life Inc.	91,754
2,653	Hartford Financial Services Group Inc.	207,677
1,284	Lincoln National Corp.	40,729
1,643	Loews Corp.	100,371
4,136	Marsh & McLennan Cos., Inc.	670,611
5,496	MetLife Inc.	394,228
1,897	Principal Financial Group Inc.	169,895
4,879	Progressive Corp.	700,234
3,068	Prudential Financial Inc.	306,800
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Insurance – (continued)
32,696	RenaissanceRe Holdings Ltd.	$7,026,370
1,954	Travelers Cos., Inc.	361,725
346,341	Voya Financial Inc.	25,798,941
126,076	Willis Towers Watson PLC	29,547,171
1,705	WR Berkley Corp.	112,854
	Total Insurance	324,020,339
Private Equity – 1.9%
449,524	Blackstone Inc.	40,816,779
765,265	KKR & Co., Inc.	43,122,683
	Total Private Equity	83,939,462
Real Estate – 0.0%
2,635	CBRE Group Inc., Class A Shares*	224,344
	TOTAL FINANCIAL	798,174,983
INDUSTRIAL – 9.5%
Aerospace/Defense – 2.6%
46,535	Airbus SE	6,103,696
93,909	Boeing Co.*	18,927,359
42,643	General Dynamics Corp.	9,718,766
3,070	Howmet Aerospace Inc.	129,493
47,180	L3Harris Technologies Inc.	9,963,944
23,406	Lockheed Martin Corp.	11,100,530
57,305	Northrop Grumman Corp.	26,595,824
304,800	Raytheon Technologies Corp.	29,897,832
431	TransDigm Group Inc.	320,608
	Total Aerospace/Defense	112,758,052
Building Materials – 1.8%
350,161	Armstrong World Industries Inc.	27,610,195
231,286	Carrier Global Corp.	10,414,809
5,743	Johnson Controls International PLC	360,201
518	Martin Marietta Materials Inc.	186,413
1,881	Masco Corp.	98,621
440	Mohawk Industries Inc.*	45,254
204,948	Trane Technologies PLC	37,909,232
1,108	Vulcan Materials Co.	200,448
	Total Building Materials	76,825,173
Electrical Components & Equipment – 0.0%
1,915	AMETEK Inc.	271,087
4,931	Emerson Electric Co.	407,843
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Electrical Components & Equipment – (continued)
528	Generac Holdings Inc.*	$63,365
	Total Electrical Components & Equipment	742,295
Electronics – 0.3%
2,469	Agilent Technologies Inc.	350,524
733	Allegion PLC	82,616
4,962	Amphenol Corp., Class A Shares	384,654
2,950	Fortive Corp.	196,647
1,279	Garmin Ltd.	125,508
52,060	Honeywell International Inc.	9,968,449
1,491	Keysight Technologies Inc.*	238,500
186	Mettler-Toledo International Inc.*	266,670
6,023	Sartorius AG	2,564,532
2,652	TE Connectivity Ltd.	337,653
2,057	Trimble Inc.*	107,087
	Total Electronics	14,622,840
Engineering & Construction – 0.0%
1,064	Jacobs Solutions Inc.	127,148
Environmental Control – 0.0%
1,372	Pentair PLC	76,750
1,713	Republic Services Inc., Class A Shares	220,857
3,115	Waste Management Inc.	466,502
	Total Environmental Control	764,109
Hand/Machine Tools – 0.0%
443	Snap-on Inc.	110,165
1,234	Stanley Black & Decker Inc.	105,643
	Total Hand/Machine Tools	215,808
Machinery-Construction & Mining – 0.6%
644,105	Bloom Energy Corp., Class A Shares*	13,970,637
60,584	Caterpillar Inc.	14,512,897
	Total Machinery-Construction & Mining	28,483,534
Machinery-Diversified – 0.4%
2,290	Deere & Co.	960,060
1,170	Dover Corp.	175,383
629	IDEX Corp.	141,512
313,774	Ingersoll Rand Inc.	18,220,856
448	Nordson Corp.	98,399
3,474	Otis Worldwide Corp.	293,970
958	Rockwell Automation Inc.	282,543
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Diversified – (continued)
1,517	Westinghouse Air Brake Technologies Corp.	$158,269
1,503	Xylem Inc.	154,283
	Total Machinery-Diversified	20,485,275
Miscellaneous Manufacturers – 2.5%
4,609	3M Co.	496,574
164,524	AO Smith Corp.	10,797,710
183,014	Carlisle Cos., Inc.	47,257,875
158,772	Eaton Corp. PLC	27,773,986
9,112	General Electric Co.	771,877
2,331	Illinois Tool Works Inc.	543,496
1,071	Parker-Hannifin Corp.	376,831
22,070	Teledyne Technologies Inc.*	9,491,645
143,472	Textron Inc.	10,406,024
	Total Miscellaneous Manufacturers	107,916,018
Packaging & Containers – 0.0%
12,417	Amcor PLC	138,325
2,618	Ball Corp.	147,158
772	Packaging Corp. of America	105,548
1,206	Sealed Air Corp.	58,636
2,121	WestRock Co.	66,599
	Total Packaging & Containers	516,266
Shipbuilding – 0.2%
45,497	Huntington Ingalls Industries Inc.	9,790,954
Transportation – 1.1%
982	CH Robinson Worldwide Inc.	98,161
17,532	CSX Corp.	534,551
1,327	Expeditors International of Washington Inc.	138,751
138,992	FedEx Corp.	28,245,954
691	JB Hunt Transport Services Inc.	124,926
1,931	Norfolk Southern Corp.	434,127
10,533	Old Dominion Freight Line Inc.	3,573,426
5,127	Union Pacific Corp.	1,062,725
61,249	United Parcel Service Inc., Class B Shares	11,177,330
	Total Transportation	45,389,951
	TOTAL INDUSTRIAL	418,637,423
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – 16.1%
Computers – 3.3%
15,854	Accenture PLC, Class A Shares	$4,210,030
515,601	Apple Inc.	76,004,743
77,555	Check Point Software Technologies Ltd.*	9,595,105
4,286	Cognizant Technology Solutions Corp., Class A Shares	268,432
159,146	Crowdstrike Holdings Inc., Class A Shares*	19,207,331
1,918	DXC Technology Co.*	53,205
480	EPAM Systems Inc.*	147,672
180,346	Fortinet Inc.*	10,719,766
893,751	Hewlett Packard Enterprise Co.	13,951,453
7,382	HP Inc.	217,917
7,539	International Business Machines Corp.	974,793
96,570	Leidos Holdings Inc.	9,374,050
1,813	NetApp Inc.	117,029
1,601	Seagate Technology Holdings PLC	103,360
2,649	Western Digital Corp.*	101,933
	Total Computers	145,046,819
Office/Business Equipment – 0.0%
431	Zebra Technologies Corp., Class A Shares*	129,408
Semiconductors – 4.2%
290,649	Advanced Micro Devices Inc.*	22,839,198
4,289	Analog Devices Inc.	786,903
125,515	Applied Materials Inc.	14,578,567
22,261	ASML Holding NV, Class NY Registered Shares, ADR	13,751,287
3,377	Broadcom Inc.	2,006,917
34,415	Intel Corp.	857,966
1,182	KLA Corp.	448,427
8,866	Lam Research Corp.	4,308,965
49,900	Marvell Technology Inc.	2,252,985
4,586	Microchip Technology Inc.	371,604
334,112	Micron Technology Inc.	19,318,356
372	Monolithic Power Systems Inc.	180,156
296,592	NVIDIA Corp.	68,856,799
2,161	NXP Semiconductors NV	385,695
3,606	ON Semiconductor Corp.*	279,140
101,419	Qorvo Inc.*	10,232,163
164,031	QUALCOMM Inc.	20,262,749
1,338	Skyworks Solutions Inc.	149,281
1,299	Teradyne Inc.	131,381
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Semiconductors – (continued)
7,568	Texas Instruments Inc.	$1,297,534
	Total Semiconductors	183,296,073
Software – 8.6%
5,939	Activision Blizzard Inc.	452,849
94,589	Adobe Inc.*	30,642,106
1,311	Akamai Technologies Inc.*	95,179
726	ANSYS Inc.*	220,421
9,645	Atlassian Corp., Class A Shares*	1,584,963
1,800	Autodesk Inc.*	357,642
807	Black Knight Inc.*	48,097
981	Broadridge Financial Solutions Inc.	138,105
2,287	Cadence Design Systems Inc.*	441,254
575	Canva Inc.*(c)(d)@	317,285
1,271	Celonis SE*(c)(d)@	419,366
38,800	Ceridian HCM Holding Inc.*	2,829,684
2,187	Electronic Arts Inc.	242,626
3,898	Epic Games Inc., Private Placement*(c)(d)@	2,692,154
248,123	Fidelity National Information Services Inc.	15,723,554
527,389	Fiserv Inc.*	60,697,200
147,817	Intuit Inc.	60,188,126
608	Jack Henry & Associates Inc.	99,858
835	Magic Leap Inc., Series D, Private Placement*(c)(d)@	16,034
356,164	Microsoft Corp.	88,834,425
4,792	MongoDB Inc., Class A Shares*	1,004,020
72,542	MSCI Inc., Class A Shares	37,877,805
12,815	Oracle Corp.	1,120,031
2,675	Paychex Inc.	295,320
405	Paycom Software Inc.*	117,069
882	PTC Inc.*	110,541
18,648	Roper Technologies Inc.	8,022,370
52,766	Salesforce Inc.*	8,633,045
40,573	SentinelOne Inc., Class A Shares*	648,762
121,062	ServiceNow Inc.*	52,319,364
20,012	Stripe Inc., Class B Shares, Private Placement*(c)(d)@	370,422
1,275	Synopsys Inc.*	463,794
1,315	Take-Two Interactive Software Inc.*	144,058
347	Tyler Technologies Inc.*	111,474
	Total Software	377,279,003
	TOTAL TECHNOLOGY	705,751,303
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – 1.8%
Electric – 1.8%
406,771	AES Corp.	$10,039,108
2,093	Alliant Energy Corp.	107,308
2,156	Ameren Corp.	178,323
4,285	American Electric Power Co., Inc.	376,952
5,250	CenterPoint Energy Inc.	146,055
2,420	CMS Energy Corp.	142,707
2,959	Consolidated Edison Inc.	264,387
351,155	Constellation Energy Corp.	26,297,998
6,949	Dominion Energy Inc.	386,503
1,616	DTE Energy Co.	177,291
6,421	Duke Energy Corp.	605,244
3,184	Edison International	210,813
1,697	Entergy Corp.	174,570
1,914	Evergy Inc.	112,562
2,904	Eversource Energy	218,846
459,271	Exelon Corp.	18,549,956
4,529	FirstEnergy Corp.	179,077
16,571	NextEra Energy Inc.	1,177,038
1,921	NRG Energy Inc.	62,990
13,426	PG&E Corp.*	209,714
943	Pinnacle West Capital Corp.	69,480
585,148	PPL Corp.	15,839,956
4,161	Public Service Enterprise Group Inc.	251,449
2,621	Sempra Energy	393,045
9,078	Southern Co.	572,459
2,630	WEC Energy Group Inc.	233,176
4,563	Xcel Energy Inc.	294,633
	Total Electric	77,271,640
Gas – 0.0%
1,167	Atmos Energy Corp.	131,649
3,387	NiSource Inc.	92,905
	Total Gas	224,554
Water – 0.0%
1,516	American Water Works Co., Inc.	212,816
	TOTAL UTILITIES	77,709,010
	TOTAL COMMON STOCKS (Cost – $3,562,290,714)	4,332,649,708
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – 0.4%
CONSUMER CYCLICAL – 0.2%
Auto Manufacturers – 0.2%
54,848	Dr Ing hc F Porsche AG*	$6,618,626
21,292	Sila Nanotechnologies Inc., Series F, Private Placement*(c)(d)@	663,672
9,549	Waymo LLC, Series A2, Private Placement*(c)(d)@	450,522
	Total Auto Manufacturers	7,732,820
	TOTAL CONSUMER CYCLICAL	7,732,820
FINANCIAL – 0.0%
Diversified Financial Services – 0.0%
1,020	Maplebear Inc. d/b/a Instacart, Series A*(c)(d)@	49,450
13,638	Maplebear Inc. d/b/a Instacart, Series G*(c)(d)@	661,170
2,066	Maplebear Inc. d/b/a Instacart, Series I*(c)(d)@	100,160
	Total Diversified Financial Services	810,780
	TOTAL FINANCIAL	810,780
INDUSTRIAL – 0.2%
Electrical Components & Equipment – 0.0%
48,400	GM Cruise Holdings LLC, Class F Shares, Private Placement*(c)(d)@	983,972
39,865	GM Cruise Holdings LLC, Class G Shares, Private Placement*(c)(d)@	810,455
	Total Electrical Components & Equipment	1,794,427
Environmental Control – 0.1%
23,420	Redwood Materials Inc., Series C, Private Placement*(c)(d)@	1,826,760
Machinery – 0.1%
108,389	Nuro Inc., Series C, Private Placement*(c)(d)@	1,504,439
26,242	Nuro Inc., Series D*(c)(d)@	364,239
	Total Machinery	1,868,678
	TOTAL INDUSTRIAL	5,489,865
TECHNOLOGY – 0.0%
Software – 0.0%
27	Canva Inc., Series A, Private Placement*(c)(d)@	14,899
10	Canva Inc., Series A-3, Private Placement*(c)(d)@	5,518
1	Canva Inc., Series A-4, Private Placement*(c)(d)@	552
3,788	Celonis SE, Series D*(c)(d)@	1,249,851
6,765	Formagrid Inc.*(c)(d)@	443,852
20,620	Rappi Inc., Series E, Private Placement*(c)(d)@	742,526
	Total Software	2,457,198
	TOTAL TECHNOLOGY	2,457,198
	TOTAL PREFERRED STOCKS (Cost – $16,073,976)	16,490,663
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $3,578,364,690)	4,349,140,371
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 0.8%
TIME DEPOSITS – 0.8%
$28,952,928	Banco Bilbao Vizcaya Argentaria SA – Madrid, 3.920% due 3/1/23	$28,952,928
1,007EUR	Citibank – London, 1.530% due 3/1/23	1,065
4,898,481	Citibank – New York, 3.920% due 3/1/23	4,898,481
3,716,228	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	3,716,228
4GBP	Skandinaviska Enskilda Banken AB – Stockholm, 2.920% due 3/1/23	5
	TOTAL TIME DEPOSITS (Cost – $37,568,707)	37,568,707
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.2%
MONEY MARKET FUND – 0.2%
8,150,018	Federated Government Obligations Fund, Premier Class, 4.389%(e) (Cost – $8,150,018)	8,150,018
	TOTAL INVESTMENTS – 100.1% (Cost – $3,624,083,415)	4,394,859,096
	Liabilities in Excess of Other Assets – (0.1)%	(6,075,491)
	TOTAL NET ASSETS – 100.0%	$4,388,783,605

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $1,072,703 and represents 0.02% of net assets.

(c)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $14,872,011 and represents 0.34% of net assets.

(d)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(e)
Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (continued)

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Ant International Co., Ltd., Class C Shares, Private Placement	6/7/2018	$1,584,623	$843,995	0.02%
Canva Inc.	12/17/2021	589,640	317,285	0.01%
Canva Inc., Series A, Private Placement	12/17/2021	46,012	14,899	0.00%*
Canva Inc., Series A-3, Private Placement	12/17/2021	17,042	5,518	0.00%*
Canva Inc., Series A-4, Private Placement	12/17/2021	1,704	552	0.00%*
Celonis SE	6/17/2021	470,003	419,366	0.01%
Celonis SE, Series D	6/17/2021	1,225,484	1,249,851	0.03%
Epic Games Inc., Private Placement	6/18/2020	1,665,200	2,692,154	0.05%
Formagrid Inc.	12/8/2021	1,266,980	443,852	0.01%
GM Cruise Holdings LLC, Class F Shares, Private Placement	5/7/2019	883,300	983,972	0.02%
GM Cruise Holdings LLC, Class G Shares, Private Placement	1/21/2021	1,050,443	810,455	0.02%
Magic Leap Inc., Series D, Private Placement	10/12/2017	406,539	16,034	0.00%*
Maplebear Inc. d/b/a Instacart, Non-voting Shares	8/7/2020	16,171	16,920	0.00%*
Maplebear Inc. d/b/a Instacart, Private Placement	8/7/2020	309,464	323,798	0.01%
Maplebear Inc. d/b/a Instacart, Series A	11/18/2020	62,232	49,450	0.00%*
Maplebear Inc. d/b/a Instacart, Series G	7/2/2020	655,877	661,170	0.02%
Maplebear Inc. d/b/a Instacart, Series I	2/26/2021	258,250	100,160	0.00%*
Nuro Inc., Series C, Private Placement	10/30/2020	940,662	1,504,439	0.03%
Nuro Inc., Series D	10/29/2021	547,033	364,239	0.01%
Rappi Inc., Series E, Private Placement	9/8/2020	492,486	742,526	0.02%
Redwood Materials Inc., Series C, Private Placement	5/28/2021	1,110,190	1,826,760	0.04%
Sila Nanotechnologies Inc., Series F, Private Placement	1/7/2021	878,780	663,672	0.02%
Stripe Inc., Class B Shares, Private Placement	12/17/2019	313,988	370,422	0.01%
Waymo LLC, Series A2, Private Placement	5/8/2020	819,946	450,522	0.01%
Total			$14,872,011	0.34%
Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

LLC
 —    Limited Liability Company

PLC
 —    Public Limited Company

Summary of Investments by Security Sector^ (Unaudited)
Consumer Non-cyclical	26.2%
Financial	18.2
Technology	16.1
Communications	11.7
Industrial	9.6
Consumer Cyclical	8.3
Energy	5.2
Basic Materials	1.8
Utilities	1.8
Short-Term Investments	0.9
Money Market Fund	0.2
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Large Cap Equity Fund (concluded)

At February 28, 2023, Destinations Large Cap Equity Fund had open exchange traded futures contracts as described below.
The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index March Futures	3	3/23	$595,250	$596,325	$1,075
S&P 500 E-mini Index March Futures	148	3/23	2,920,750	2,941,870	21,120
					$22,195
At February 28, 2023, Destinations Large Cap Equity Fund had deposited cash of  $191,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.
Currency Abbreviations used in this schedule:
EUR
 —    Euro

GBP
 —    British Pound

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 90.8%
BASIC MATERIALS – 4.6%
Chemicals – 3.7%
53,000	Ashland Inc.	$5,394,340
110,748	Axalta Coating Systems Ltd.*	3,300,290
32,251	Cabot Corp.	2,564,922
46,929	Ingevity Corp.*	3,874,458
19,304	Innospec Inc.	2,113,016
229,177	Livent Corp.*	5,374,201
59,600	PPG Industries Inc.	7,870,776
33,200	Sherwin-Williams Co.	7,348,820
113,382	Valvoline Inc.	3,991,046
	Total Chemicals	41,831,869
Iron/Steel – 0.5%
132,237	ATI Inc.*	5,375,434
3,385	Carpenter Technology Corp.	163,597
	Total Iron/Steel	5,539,031
Mining – 0.4%
14,966	Cameco Corp.	409,171
181,052	Energy Fuels Inc.*(a)	1,214,859
10,148	Osisko Gold Royalties Ltd.	133,040
776,334	Uranium Energy Corp.*	2,872,436
	Total Mining	4,629,506
	TOTAL BASIC MATERIALS	52,000,406
COMMUNICATIONS – 3.4%
Internet – 0.9%
274,502	EverQuote Inc., Class A Shares*	3,746,952
125,520	Magnite Inc.*	1,397,038
153,817	Perion Network Ltd.*	5,189,786
	Total Internet	10,333,776
Media – 0.2%
104,369	TEGNA Inc.	1,816,021
1,473	World Wrestling Entertainment Inc., Class A Shares	123,732
	Total Media	1,939,753
Telecommunications – 2.3%
57,759	Aviat Networks Inc.*	2,052,177
19,882	Calix Inc.*	1,016,964
18,414	Clearfield Inc.*	1,154,374
129,200	Credo Technology Group Holding Ltd.*	1,370,812
175,543	Extreme Networks Inc.*	3,286,165
667,333	Harmonic Inc.*	8,802,122
7,272	Iridium Communications Inc.	446,283
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – (continued)
15,000	Motorola Solutions Inc.	$3,942,150
341,761	Viavi Solutions Inc.*	3,738,865
	Total Telecommunications	25,809,912
	TOTAL COMMUNICATIONS	38,083,441
CONSUMER CYCLICAL – 8.9%
Airlines – 0.2%
100,150	Sun Country Airlines Holdings Inc.*	2,008,008
Apparel – 0.8%
17,063	Carter’s Inc.	1,286,380
1,896	Crocs Inc.*	230,762
16,955	Oxford Industries Inc.	1,994,078
85,923	Steven Madden Ltd.	3,119,005
89,012	Urban Outfitters Inc.*	2,398,873
	Total Apparel	9,029,098
Auto Manufacturers – 0.5%
190,109	Wabash National Corp.	5,208,987
Auto Parts & Equipment – 1.8%
38,473	Dorman Products Inc.*	3,579,143
553	Fox Factory Holding Corp.*	64,977
134,100	Gentex Corp.	3,828,555
35,253	Gentherm Inc.*	2,238,918
175,943	Goodyear Tire & Rubber Co.*	1,998,712
122,511	indie Semiconductor Inc., Class A Shares*	1,281,465
105,869	Shyft Group Inc.	2,745,183
122,763	Titan International Inc.*	1,523,489
3,601	Visteon Corp.*	601,511
46,444	XPEL Inc.*	3,102,924
	Total Auto Parts & Equipment	20,964,877
Distribution/Wholesale – 0.3%
6,507	Core & Main Inc., Class A Shares*	151,678
60,087	H&E Equipment Services Inc.	3,334,828
1,328	SiteOne Landscape Supply Inc.*	196,996
	Total Distribution/Wholesale	3,683,502
Entertainment – 0.2%
120,287	Everi Holdings Inc.*	2,284,250
Food Service – 0.2%
124,678	Sovos Brands Inc.*	1,629,541
Home Builders – 0.9%
27,296	Century Communities Inc.	1,632,574
23,603	Installed Building Products Inc.	2,723,314
55,500	Lennar Corp., Class A Shares	5,369,070
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Home Builders – (continued)
1,258	Meritage Homes Corp.	$137,411
2,811	Skyline Champion Corp.*	192,301
	Total Home Builders	10,054,670
Home Furnishings – 0.1%
104,017	Arhaus Inc., Class A Shares*	1,509,287
Leisure Time – 1.0%
1,415	BRP Inc.	122,341
105,373	OneSpaWorld Holdings Ltd.*	1,221,273
151,953	Topgolf Callaway Brands Corp.*	3,522,271
213,929	Xponential Fitness Inc., Class A Shares*	5,431,657
34,267	YETI Holdings Inc.*	1,335,728
	Total Leisure Time	11,633,270
Lodging – 0.7%
2,860	Boyd Gaming Corp.	186,272
120,936	Full House Resorts Inc.*	1,170,660
56,200	InterContinental Hotels Group PLC, ADR(a)	3,869,932
344,537	Playa Hotels & Resorts NV*	3,073,270
	Total Lodging	8,300,134
Retail – 2.2%
175,716	American Eagle Outfitters Inc.	2,525,039
179,771	Aspen Aerogels Inc.*	1,950,515
28,670	Boot Barn Holdings Inc.*	2,220,491
63,315	Cheesecake Factory Inc.	2,370,514
21,595	Dave & Buster’s Entertainment Inc.*	864,232
3,133	Foot Locker Inc.	136,975
26,417	GMS Inc.*	1,603,776
30,579	Kura Sushi USA Inc., Class A Shares*	1,914,857
252,800	Macy’s Inc.	5,172,288
17,746	Murphy USA Inc.	4,526,827
57,968	Portillo’s Inc., Class A Shares*(a)	1,317,033
2,813	Texas Roadhouse Inc., Class A Shares	285,632
2,346	Wingstop Inc.	399,641
	Total Retail	25,287,820
	TOTAL CONSUMER CYCLICAL	101,593,444
CONSUMER NON-CYCLICAL – 24.9%
Agriculture – 0.3%
181,199	Vital Farms Inc.*	2,928,176
Beverages – 1.6%
23,266	Celsius Holdings Inc.*	2,112,553
30,800	Constellation Brands Inc., Class A Shares	6,889,960
160,851	Duckhorn Portfolio Inc.*	2,452,978
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Beverages – (continued)
44,201	MGP Ingredients Inc.	$4,483,749
165,362	Vita Coco Co., Inc.*(a)	2,796,271
	Total Beverages	18,735,511
Biotechnology – 5.7%
103,254	Acumen Pharmaceuticals Inc.*(a)	544,149
15,172	Apellis Pharmaceuticals Inc.*	993,462
116,447	Astria Therapeutics Inc.*	1,418,324
58,834	Avidity Biosciences Inc.*	1,394,366
1,821	Axsome Therapeutics Inc.*	124,174
78,850	Biohaven Ltd.*	1,204,828
71,309	Biomea Fusion Inc.*(a)	915,607
132,451	Chinook Therapeutics Inc.*	2,890,081
268,879	Crinetics Pharmaceuticals Inc.*	5,280,783
34,800	Cytokinetics Inc.*	1,508,928
88,538	Day One Biopharmaceuticals Inc.*	1,630,870
119,210	DICE Therapeutics Inc.*	3,557,226
191,784	Dynavax Technologies Corp.*	1,975,375
9,981	Halozyme Therapeutics Inc.*	478,988
85,051	IVERIC bio Inc.*	1,767,360
664	Karuna Therapeutics Inc.*	132,415
590	Krystal Biotech Inc.*	48,327
46,314	Mineralys Therapeutics Inc.*	823,463
138,106	Nuvalent Inc., Class A Shares*	4,183,231
65,970	Relay Therapeutics Inc.*	1,065,415
39,555	REVOLUTION Medicines Inc.*	1,058,492
72,140	SpringWorks Therapeutics Inc.*	2,301,266
85,580	Structure Therapeutics Inc., ADR*	2,187,425
85,400	Terns Pharmaceuticals Inc.*	865,102
9,275	TG Therapeutics Inc.*	148,585
105,594	TransMedics Group Inc.*	8,454,912
74,031	VectivBio Holding AG*	647,771
117,431	Ventyx Biosciences Inc.*	5,078,891
74,911	Veracyte Inc.*	1,843,560
67,609	Viridian Therapeutics Inc.*	2,214,871
214,063	Xenon Pharmaceuticals Inc.*	8,446,926
	Total Biotechnology	65,185,173
Commercial Services – 3.2%
115,300	AirSculpt Technologies Inc.(a)	755,215
59,780	Cross Country Healthcare Inc.*	1,581,181
5,476	Driven Brands Holdings Inc.*	153,191
18,800	Equifax Inc.	3,807,564
841	FTI Consulting Inc.*	154,500
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
42,400	Global Payments Inc.	$4,757,280
16,551	Herc Holdings Inc.	2,376,558
122,662	Huron Consulting Group Inc.*	8,609,646
64,899	I3 Verticals Inc., Class A Shares*	1,597,164
61,628	Korn Ferry	3,444,389
1,265	Paylocity Holding Corp.*	243,652
280,160	Payoneer Global Inc.*	1,624,928
254,978	Performant Financial Corp.*	831,228
20,700	Quanta Services Inc.	3,340,980
2,942	Shift4 Payments Inc., Class A Shares*	189,759
47,184	Stride Inc.*	2,003,904
10,607	WillScot Mobile Mini Holdings Corp.*	545,200
	Total Commercial Services	36,016,339
Cosmetics/Personal Care – 1.4%
101,560	Beauty Health Co.*	1,280,672
82,200	Colgate-Palmolive Co.	6,025,260
110,703	elf Beauty Inc.*	8,275,049
1,822	Inter Parfums Inc.	219,387
	Total Cosmetics/Personal Care	15,800,368
Food – 2.9%
28,163	Chefs’ Warehouse Inc.*	916,706
114,108	Hain Celestial Group Inc.*	2,034,546
134,044	Hostess Brands Inc., Class A Shares*	3,310,887
44,809	Ingredion Inc.	4,454,015
161,700	Kroger Co.	6,975,738
14,307	Lancaster Colony Corp.	2,746,658
68,854	Performance Food Group Co.*	3,896,448
132,821	Real Good Food Co., Inc., Class A Shares*	512,689
191,687	SunOpta Inc.*	1,472,156
108,851	TreeHouse Foods Inc.*	5,310,840
60,993	Utz Brands Inc.	1,000,285
	Total Food	32,630,968
Healthcare-Products – 4.7%
242,681	Alphatec Holdings Inc.*	3,594,106
133,600	Azenta Inc.*	5,863,704
144,471	EDAP TMS SA, ADR*	1,700,424
100,915	Envista Holdings Corp.*	3,901,374
31,804	Establishment Labs Holdings Inc.*(a)	2,279,075
14,371	Inspire Medical Systems Inc.*	3,735,454
87,538	Integra LifeSciences Holdings Corp.*	4,868,864
55,981	NuVasive Inc.*	2,420,059
69,300	PerkinElmer Inc.	8,632,701
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
89,200	PROCEPT BioRobotics Corp.*	$3,340,540
88,190	RxSight Inc.*	1,209,967
141,114	Treace Medical Concepts Inc.*	3,028,306
74,900	Zimmer Biomet Holdings Inc.	9,277,863
	Total Healthcare-Products	53,852,437
Healthcare-Services – 2.0%
34,061	Amedisys Inc.*	3,131,909
99,018	Encompass Health Corp.	5,596,497
15,600	Humana Inc.	7,722,312
49,000	Universal Health Services Inc., Class B Shares	6,544,930
	Total Healthcare-Services	22,995,648
Household Products/Wares – 0.9%
27,000	Avery Dennison Corp.	4,919,130
35,500	Clorox Co.	5,518,120
	Total Household Products/Wares	10,437,250
Pharmaceuticals – 2.2%
9,711	BellRing Brands Inc.*	299,876
68,773	Bioxcel Therapeutics Inc.*(a)	2,195,234
105,455	KalVista Pharmaceuticals Inc.*	772,985
129,757	Merus NV*	2,474,466
52,920	Morphic Holding Inc.*	2,250,158
4,094	Option Care Health Inc.*	125,563
73,841	Premier Inc., Class A Shares	2,376,942
111,821	Prestige Consumer Healthcare Inc.*	6,737,215
37,807	Prometheus Biosciences Inc.*	4,627,199
70,419	Vaxcyte Inc.*	2,885,066
	Total Pharmaceuticals	24,744,704
	TOTAL CONSUMER NON-CYCLICAL	283,326,574
ENERGY – 3.9%
Energy-Alternate Sources – 0.6%
90,598	Array Technologies Inc.*	1,697,806
56,576	Green Plains Inc.*	1,961,490
109,956	Shoals Technologies Group Inc., Class A Shares*	2,698,320
	Total Energy-Alternate Sources	6,357,616
Oil & Gas – 2.2%
73,100	Chesapeake Energy Corp.	5,907,211
1,727	Denbury Inc.*	143,980
54,810	Helmerich & Payne Inc.	2,306,405
59,600	Hess Corp.	8,028,120
40,634	Matador Resources Co.	2,185,703
29,204	Par Pacific Holdings Inc.*	811,287
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
76,036	PDC Energy Inc.	$5,102,776
2,069	Weatherford International PLC*	137,837
	Total Oil & Gas	24,623,319
Oil & Gas Services – 1.1%
195,300	Baker Hughes Co., Class A Shares	5,976,180
141,926	ChampionX Corp.	4,338,678
73,868	Oceaneering International Inc.*	1,543,103
6,248	ProFrac Holding Corp., Class A Shares*(a)	119,524
195,608	Select Energy Services Inc., Class A Shares*	1,451,411
19,953	TechnipFMC PLC*	305,081
	Total Oil & Gas Services	13,733,977
	TOTAL ENERGY	44,714,912
FINANCIAL – 16.6%
Banks – 6.5%
53,628	Bancorp Inc.*	1,854,992
164,160	BankUnited Inc.	5,814,547
8,588	City Holding Co.	843,342
42,000	Cullen/Frost Bankers Inc.	5,536,440
180,800	First Interstate BancSystem Inc., Class A Shares	6,425,632
39,500	First Republic Bank	4,858,895
60,289	Independent Bank Corp.	4,803,827
248,698	Old National Bancorp	4,394,494
110,152	PacWest Bancorp	3,056,718
65,954	Pinnacle Financial Partners Inc.	4,886,532
44,700	PNC Financial Services Group Inc.	7,059,024
17,615	Triumph Financial Inc.*	1,071,873
321,186	Umpqua Holdings Corp.	5,672,145
111,431	Univest Financial Corp.	3,142,354
86,400	Western Alliance Bancorp	6,414,336
76,058	Wintrust Financial Corp.	7,007,224
	Total Banks	72,842,375
Diversified Financial Services – 1.2%
52,100	Capital One Financial Corp.	5,683,068
1,202	Evercore Inc., Class A Shares	157,678
82,464	Flywire Corp.*	2,039,335
103,444	FTAI Aviation Ltd.	2,614,030
102,311	International Money Express Inc.*	2,614,046
74,275	NerdWallet Inc., Class A Shares*(a)	1,533,036
	Total Diversified Financial Services	14,641,193
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – 4.6%
239,600	American Homes 4 Rent, Class A Shares	$7,432,392
223,600	Americold Realty Trust Inc.	6,573,840
484,019	Chimera Investment Corp.	3,141,283
127,974	Corporate Office Properties Trust	3,254,379
50,100	Extra Space Storage Inc.	8,248,965
91,972	National Storage Affiliates Trust	3,890,416
119,800	Rexford Industrial Realty Inc.	7,243,108
31,500	SBA Communications Corp., Class A Shares	8,169,525
148,777	STAG Industrial Inc.	5,004,858
	Total Equity Real Estate Investment Trusts (REITs)	52,958,766
Insurance – 3.7%
70,900	Allstate Corp.	9,130,502
93,000	Brown & Brown Inc.	5,214,510
83,103	BRP Group Inc., Class A Shares*	2,388,380
74,500	Hartford Financial Services Group Inc.	5,831,860
2,258	Kemper Corp.	139,093
1,781	Kinsale Capital Group Inc.	567,605
191,890	MGIC Investment Corp.	2,640,406
84,362	NMI Holdings Inc., Class A Shares*	1,969,009
32,131	Primerica Inc.	6,167,224
1,558	RenaissanceRe Holdings Ltd.	334,814
31,600	Willis Towers Watson PLC	7,405,776
	Total Insurance	41,789,179
Real Estate – 0.6%
28,648	McGrath RentCorp	2,946,160
415,887	Newmark Group Inc., Class A Shares	3,335,414
	Total Real Estate	6,281,574
	TOTAL FINANCIAL	188,513,087
INDUSTRIAL – 15.9%
Aerospace/Defense – 2.2%
57,711	AAR Corp.*	3,138,901
24,900	General Dynamics Corp.	5,674,959
46,153	Hexcel Corp.	3,366,861
125,500	Howmet Aerospace Inc.	5,293,590
31,800	L3Harris Technologies Inc.	6,715,842
	Total Aerospace/Defense	24,190,153
Building Materials – 1.5%
3,597	AAON Inc.	327,183
118,446	AZEK Co., Inc., Class A Shares*	2,853,364
18,100	Martin Marietta Materials Inc.	6,513,647
40,273	Masonite International Corp.*	3,576,242
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Building Materials – (continued)
120,585	Modine Manufacturing Co.*	$2,943,480
3,797	SPX Technologies Inc.*	267,461
	Total Building Materials	16,481,377
Electrical Components & Equipment – 0.8%
39,752	Belden Inc.	3,354,274
71,100	Emerson Electric Co.	5,880,681
	Total Electrical Components & Equipment	9,234,955
Electronics – 1.2%
2,345	Badger Meter Inc.	285,199
22,917	CTS Corp.	992,535
82,400	Fortive Corp.	5,492,784
46,082	Napco Security Technologies Inc.*	1,456,191
98,444	National Instruments Corp.	4,972,406
1,156	Plexus Corp.*	110,849
	Total Electronics	13,309,964
Engineering & Construction – 1.2%
2,749	Comfort Systems USA Inc.	399,815
28,825	EMCOR Group Inc.	4,820,116
1,680	Exponent Inc.	172,872
8,415	Fluor Corp.*	308,578
27,496	MYR Group Inc.*	3,316,293
18,157	NV5 Global Inc.*	1,910,479
75,697	Sterling Infrastructure Inc.*	2,911,307
	Total Engineering & Construction	13,839,460
Environmental Control – 1.6%
40,770	Clean Harbors Inc.*	5,384,494
53,075	Energy Recovery Inc.*	1,171,365
129,220	Harsco Corp.*	1,093,201
94,807	Montrose Environmental Group Inc.*	4,616,153
44,800	Republic Services Inc., Class A Shares	5,776,064
1,731	Tetra Tech Inc.	236,957
	Total Environmental Control	18,278,234
Hand/Machine Tools – 0.7%
82,627	Enerpac Tool Group Corp., Class A Shares	2,225,145
814	MSA Safety Inc.	109,361
32,229	Regal Rexnord Corp.	5,080,580
	Total Hand/Machine Tools	7,415,086
Machinery-Construction & Mining – 0.4%
67,725	BWX Technologies Inc.	4,138,675
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Diversified – 1.4%
68,577	Altra Industrial Motion Corp.	$4,219,543
2,012	Applied Industrial Technologies Inc.	287,434
78,519	Cactus Inc., Class A Shares	3,607,948
1,730	Chart Industries Inc.*	230,955
90,411	CIRCOR International Inc.*	2,646,330
189,946	Gates Industrial Corp. PLC*	2,666,842
12,500	Rockwell Automation Inc.	3,686,625
	Total Machinery-Diversified	17,345,677
Metal Fabricate/Hardware – 1.0%
32,544	Standex International Corp.	3,764,690
15,366	Valmont Industries Inc.	4,876,093
94,209	Xometry Inc., Class A Shares*	2,864,896
	Total Metal Fabricate/Hardware	11,505,679
Miscellaneous Manufacturers – 2.4%
2,118	Axon Enterprise Inc.*	424,257
20,900	Carlisle Cos., Inc.	5,396,798
56,632	EnPro Industries Inc.	6,087,940
2,079	Fabrinet*	253,368
80,103	Federal Signal Corp.	4,227,035
32,024	Hillenbrand Inc.	1,509,611
53,869	ITT Inc.	4,896,153
12,900	Parker-Hannifin Corp.	4,538,865
	Total Miscellaneous Manufacturers	27,334,027
Packaging & Containers – 0.6%
108,316	Karat Packaging Inc*.	1,678,898
163,971	O-I Glass Inc.*	3,643,436
37,476	Silgan Holdings Inc.	2,001,218
	Total Packaging & Containers	7,323,552
Transportation – 0.9%
86,690	DHT Holdings Inc.	1,003,003
21,852	Forward Air Corp.	2,255,345
122,000	Knight-Swift Transportation Holdings Inc., Class A Shares	6,934,480
1,100	Saia Inc.*	297,957
	Total Transportation	10,490,785
	TOTAL INDUSTRIAL	180,887,624
TECHNOLOGY – 6.2%
Computers – 1.3%
16,239	CACI International Inc., Class A Shares*	4,758,027
1,608	CyberArk Software Ltd.*	232,790
26,566	ExlService Holdings Inc.*	4,370,373
86,825	Grid Dynamics Holdings Inc.*	1,011,511
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Computers – (continued)
63,213	Lumentum Holdings Inc.*	$3,401,492
5,420	Super Micro Computer Inc.*	530,997
4,431	Tenable Holdings Inc.*	195,983
	Total Computers	14,501,173
Semiconductors – 2.9%
150,837	Aehr Test Systems*(a)	5,030,414
5,199	Allegro MicroSystems Inc.*	227,092
2,126	Ambarella Inc.*	200,503
44,780	Axcelis Technologies Inc.*	5,756,021
57,877	Impinj Inc.*	7,675,648
25,620	MACOM Technology Solutions Holdings Inc.*	1,755,995
129,800	Marvell Technology Inc.	5,860,470
2,823	Rambus Inc.*	124,861
79,549	SkyWater Technology Inc.*(a)	1,044,478
51,900	Skyworks Solutions Inc.	5,790,483
1,334	Synaptics Inc.*	156,892
	Total Semiconductors	33,622,857
Software – 2.0%
85,813	Agilysys Inc.*	6,857,317
90,608	Alkami Technology Inc.*	1,391,739
7,217	Clear Secure Inc., Class A Shares*	221,851
118,470	Digi International Inc.*	3,953,344
15,511	EngageSmart Inc.*	326,351
110,592	Fastly Inc., Class A Shares*	1,536,123
252,714	Hims & Hers Health Inc.*	2,848,087
5,499	Instructure Holdings Inc.*	141,709
42,429	Model N Inc.*	1,408,643
1,873	Monday.com Ltd.*	289,791
14,521	PDF Solutions Inc.*	543,666
78,374	Phreesia Inc.*	2,884,163
4,281	Sprout Social Inc., Class A Shares*	261,055
1,637	SPS Commerce Inc.*	246,598
	Total Software	22,910,437
	TOTAL TECHNOLOGY	71,034,467
UTILITIES – 6.4%
Electric – 6.2%
119,800	Ameren Corp.	9,908,658
46,766	Black Hills Corp.	2,871,900
347,500	CenterPoint Energy Inc.	9,667,450
180,600	CMS Energy Corp.	10,649,982
162,600	Exelon Corp.	6,567,414
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
Electric – (continued)
37,639	IDACORP Inc.	$3,891,873
129,209	Portland General Electric Co.	6,176,190
395,000	PPL Corp.	10,692,650
148,600	Xcel Energy Inc.	9,595,102
	Total Electric	70,021,219
Gas – 0.2%
34,007	Spire Inc.	2,394,093
	TOTAL UTILITIES	72,415,312
	TOTAL COMMON STOCKS (Cost – $894,088,380)	1,032,569,267
EXCHANGE TRADED FUNDS (ETFs) – 7.1%
204,415	iShares Russell 2000(a)	38,466,815
70,021	iShares Russell 2000 Value(a)	10,405,120
441,499	iShares Russell Mid-Capital	31,439,144
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $75,956,166)	80,311,079
WARRANT – 0.0%
DIVERSIFIED – 0.0%
SPACs – 0.0%
32,416	EQRx Inc., due 12/20/26, Strike Price $11.50*(b) (Cost – $61,355)	8,055
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $970,105,901)	1,112,888,401
Face Amount
SHORT-TERM INVESTMENTS – 2.0%
TIME DEPOSITS – 2.0%
$2,160,170	Banco Bilbao Vizcaya Argentaria SA – Madrid, 3.920% due 3/1/23	2,160,170
1,263,221	Citibank – New York, 3.920% due 3/1/23	1,263,221
3,641,908	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	3,641,908
590,953	Royal Bank of Canada – Toronto, 3.920% due 3/1/23	590,953
9,756,033	Skandinaviska Enskilda Banken AB – Stockholm, 3.920% due 3/1/23	9,756,033
5,478,732	Sumitomo Mitsui Banking Corp. – Tokyo, 3.920% due 3/1/23	5,478,732
	TOTAL TIME DEPOSITS (Cost – $22,891,017)	22,891,017
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Small-Mid Cap Equity Fund (concluded)

Shares/Units	Security	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 1.6%
MONEY MARKET FUND – 1.6%
17,672,264	Federated Government Obligations Fund, Premier Class, 4.389%(c) (Cost – $17,672,264)	$17,672,264
	TOTAL INVESTMENTS – 101.5% (Cost – $1,010,669,182)	1,153,451,682
	Liabilities in Excess of Other Assets – (1.5)%	(16,868,907)
	TOTAL NET ASSETS – 100.0%	$1,136,582,775

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $8,055 and represents 0.00% of net assets.

(c)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

PLC
 —    Public Limited Company

Summary of Investments by Security Sector^ (Unaudited)
Consumer Non-cyclical	24.6%
Financial	16.3
Industrial	15.7
Consumer Cyclical	8.8
Utilities	6.3
Technology	6.1
Basic Materials	4.5
Energy	3.9
Communications	3.3
Diversified	0.0*
Exchange Traded Funds (ETFs)	7.0
Short-Term Investments	2.0
Money Market Fund	1.5
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 96.4%
Argentina – 0.0%
158,417	Despegar.com Corp.*	$974,265
Australia – 1.3%
7,144	Atlassian Corp., Class A Shares*	1,173,974
124,617	Charter Hall Retail REIT	333,788
296,150	Coronado Global Resources Inc.(a)	376,868
196,071	GrainCorp Ltd., Class A Shares	1,036,400
82,263	Harvey Norman Holdings Ltd.	212,699
138,647	Helia Group Ltd.	321,757
60,983	JB Hi-Fi Ltd.	1,713,855
925,763	Johns Lyng Group Ltd.	3,882,010
521,753	Metcash Ltd.	1,426,908
306,747	New Hope Corp., Ltd	1,121,079
514,498	Perenti Ltd.*	366,647
263,313	Pilbara Minerals Ltd.	735,499
94,550	Pro Medicus Ltd.(b)	3,866,579
41,368	Super Retail Group Ltd.	360,295
265,923	Whitehaven Coal Ltd.	1,285,464
334,919	Woodside Energy Group Ltd.	8,135,367
	Total Australia	26,349,189
Austria – 0.1%
64,364	Raiffeisen Bank International AG*	1,075,349
Belgium – 0.0%
25,546	Proximus SADP	235,253
Bermuda – 0.1%
57,491	Hafnia Ltd.	346,321
159,912	Hiscox Ltd.	2,186,815
	Total Bermuda	2,533,136
Brazil – 1.2%
503,742	Aeris Industria E Comercio de Equipamentos Para Geracao de Energia SA	127,957
54,249	Afya Ltd., Class A Shares*	628,203
341,027	B3 SA – Brasil Bolsa Balcao	687,141
59,267	Hapvida Participacoes e Investimentos SA*(a)	50,823
60,389	Inter & Co., Inc.	122,255
302,500	JHSF Participacoes SA	244,383
376,878	Localiza Rent a Car SA*	3,993,296
670,253	Lojas Renner SA	2,387,383
628,500	Pet Center Comercio e Participacoes SA	774,229
194,881	Petroleo Brasileiro SA, ADR	1,902,039
313,014	Raia Drogasil SA	1,355,849
201,500	Rumo SA	691,172
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Brazil – (continued)
83,748	StoneCo Ltd., Class A Shares*	$712,695
513,709	Suzano SA	4,683,862
883,500	TOTVS SA	4,604,841
149,168	XP Inc., Class A Shares*	1,852,667
	Total Brazil	24,818,795
Canada – 4.6%
207,541	AGF Management Ltd., Class B Shares	1,429,691
70,350	Agnico Eagle Mines Ltd.	3,238,714
86,841	Artis Real Estate Investment Trust REIT	578,494
90,426	Canadian Pacific Railway Ltd.	6,866,950
90,493	Canfor Corp.*	1,543,862
39,088	Celestica Inc.*	505,017
2,359	Constellation Software Inc.	4,055,983
60,961	Crescent Point Energy Corp.	416,816
43,966	Definity Financial Corp.	1,157,348
18,541	Descartes Systems Group Inc.*	1,366,101
371,900	Enbridge Inc.	13,951,531
57,599	EQB Inc.(b)	2,742,870
96,072	Franco-Nevada Corp.	12,262,548
76,460	Interfor Corp., Class Common S Shares*	1,287,081
7,077	Lumine Group Inc.*(c)(d)	72,444
49,458	National Bank of Canada	3,632,465
70,783	Parex Resources Inc.	1,153,651
46,504	Russel Metals Inc.	1,212,229
52,112	Shopify Inc., Class A Shares*	2,143,888
645,400	Suncor Energy Inc.	21,690,699
19,743	TECSYS Inc.(b)	390,650
72,194	TELUS International CDA Inc.*	1,539,588
63,901	TMX Group Ltd.	6,372,071
75,925	Wheaton Precious Metals Corp.	3,163,194
	Total Canada	92,773,885
China – 6.8%
109,318	Alibaba Group Holding Ltd., ADR*	9,597,027
18,106	Baidu Inc., ADR*	2,493,015
223,479	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A Shares(d)	1,105,543
144,569	China Conch Venture Holdings Ltd.	290,919
1,346,649	China Mengniu Dairy Co., Ltd.*	5,919,042
46,426	China Tourism Group Duty Free Corp., Ltd, Class A Shares(d)	1,316,384
544,844	Estun Automation Co., Ltd., Class A Shares(d)	1,941,770
308,795	FinVolution Group, ADR	1,565,591
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
China – (continued)
587,000	Fu Shou Yuan International Group Ltd.	$441,980
240,361	Full Truck Alliance Co., Ltd., ADR*	1,682,527
15,898	GDS Holdings Ltd., ADR*(b)	306,037
3,110,968	GDS Holdings Ltd., Class A Shares*	7,543,412
153,180	Glodon Co., Ltd., Class A Shares(d)	1,323,768
51,115	Hangzhou Tigermed Consulting Co., Ltd., Class A Shares(d)	847,212
188,064	Hello Group Inc., ADR	1,656,844
85,564	Hua Hong Semiconductor Ltd.*(a)	327,292
697,700	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares(d)	3,053,645
285,400	JD Health International Inc.*(a)	1,989,057
33,367	JD.com Inc., ADR	1,482,829
5,570	JD.com Inc., Class A Shares	123,853
210,633	Jiangsu Hengli Hydraulic Co., Ltd., Class A Shares(d)	2,088,128
5,957,298	Kingdee International Software Group Co., Ltd.*	11,096,198
495,179	Kingsoft Corp., Ltd	1,640,713
1,217,200	Kuaishou Technology, Class B Shares*(a)	8,141,515
40,065	Kweichow Moutai Co., Ltd., Class A Shares(d)	10,435,369
216,892	Lufax Holding Ltd., ADR	468,487
15,922	Meituan, Class B Shares*(a)	275,110
266,138	Midea Group Co., Ltd., Class A Shares(d)	2,006,267
1,013,675	NARI Technology Co., Ltd., Class A Shares(d)	3,826,701
349,000	Shandong Pharmaceutical Glass Co., Ltd., Class A Shares(d)	1,476,685
58,033	Shanghai Henlius Biotech Inc., Class H Shares*(a)	109,671
257,700	Shenzhen Inovance Technology Co., Ltd., Class A Shares(d)	2,714,015
33,395	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares(d)	1,508,416
696,681	Shenzhou International Group Holdings Ltd.	7,645,316
262,000	Silergy Corp.	4,965,898
16,865,000	Sino Biopharmaceutical Ltd.	8,698,359
156,894	Tencent Holdings Ltd.	6,894,300
8,956	Tencent Holdings Ltd., ADR(b)	393,706
45,692	Trip.com Group Ltd., ADR*	1,624,351
312,207	Venustech Group Inc., Class A Shares(d)	1,330,606
413,781	Vnet Group Inc., ADR*	1,642,711
39,213	Wuliangye Yibin Co., Ltd., Class A Shares(d)	1,151,422
970,269	Wuxi Biologics Cayman Inc.*(a)	6,766,815
48,865	Yum China Holdings Inc.	2,870,281
155,004	Yunnan Baiyao Group Co., Ltd., Class A Shares(d)	1,268,318
32,283	Zai Lab Ltd., ADR*	1,199,313
16,677	Zhejiang Dingli Machinery Co., Ltd., Class A Shares(d)	140,435
	Total China	137,386,853
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Cyprus – 0.0%
16,006	TCS Group Holding PLC, GDR*(c)(d)@	$2
Denmark – 0.8%
8,859	D/S Norden AS	624,681
5,557	Genmab AS*	2,089,830
27,338	Jyske Bank AS, Class Registered Shares*	2,290,898
31,500	Novo Nordisk AS, ADR	4,441,185
93,087	Novozymes AS, Class B Shares	4,482,656
14,656	Royal Unibrew AS	1,021,128
15,754	Scandinavian Tobacco Group AS(a)	273,894
36,250	Sydbank AS	1,846,638
	Total Denmark	17,070,910
Finland – 0.1%
39,631	Musti Group OYJ*	743,056
88,245	Outokumpu OYJ	529,825
193,505	Talenom OYJ(b)	1,683,490
	Total Finland	2,956,371
France – 9.2%
520,717	Accor SA*	17,321,156
96,414	Arkema SA	9,781,059
19,988	Aubay	1,027,891
41,865	Capgemini SE	7,863,309
527,355	Cie Generale des Etablissements Michelin SCA	16,567,039
212,128	Danone SA	11,943,279
39,984	Dassault Aviation SA	6,877,342
76,366	Dassault Systemes SE	2,948,868
14,476	Elis SA	260,098
11,245	Esker SA(d)	1,801,851
58,276	EssilorLuxottica SA	10,119,506
7,213	Kering SA	4,218,893
126,583	Legrand SA	11,685,910
14,888	L’Oreal SA	5,891,850
10,876	LVMH Moet Hennessy Louis Vuitton SE	9,053,848
46,622	Pernod Ricard SA	9,740,786
27,928	Safran SA	3,954,103
104,363	Schneider Electric SE	16,737,099
13,015	Teleperformance	3,377,906
98,352	Thales SA	13,741,060
181,129	TotalEnergies SE	11,202,857
364,993	Veolia Environnement SA	10,907,530
	Total France	187,023,240
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Germany – 7.2%
10,355	Adesso SE	$1,660,611
19,316	adidas AG	2,891,470
61,361	Allianz SE, Class Registered Shares	14,413,743
16,405	Atoss Software AG	2,817,113
9,281	Aurubis AG	910,996
114,442	BASF SE	5,860,680
99,574	Bayer AG, Class Registered Shares	5,926,660
34,264	Beiersdorf AG	4,094,383
380,404	Daimler Truck Holding AG*	12,068,718
63,886	Deutsche Boerse AG	11,146,656
272,588	Deutsche Post AG, Class Registered Shares	11,565,972
331,132	Deutsche Telekom AG, Class Registered Shares	7,435,432
28,917	Elmos Semiconductor SE	2,350,663
142,142	Evotec SE*	2,556,538
98,162	GEA Group AG	4,320,235
193,970	Henkel AG & Co. KGaA	14,118,412
43,851	Infineon Technologies AG	1,554,168
24,681	Kloeckner & Co. SE	267,601
39,322	Knorr-Bremse AG	2,677,528
24,892	LEG Immobilien SE	1,809,179
27,326	Mensch und Maschine Software SE	1,372,539
13,586	Nagarro SE*(b)	1,394,087
70,540	Nexus AG	3,961,682
39,447	Rheinmetall AG	10,033,180
10,379	Salzgitter AG	436,478
53,571	SAP SE	6,088,389
5,839	Sartorius AG	2,486,455
20,002	Suedzucker AG	339,743
40,651	Symrise AG, Class A Shares	4,162,664
104,242	TAG Immobilien AG	829,848
107,696	Vonovia SE	2,716,379
13,899	Wuestenrot & Wuerttembergische AG	252,452
31,784	Zalando SE*(a)	1,264,024
	Total Germany	145,784,678
Greece – 0.1%
17,572	Motor Oil Hellas Corinth Refineries SA	465,964
226,344	Sarantis SA	1,751,701
	Total Greece	2,217,665
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Hong Kong – 2.8%
1,110,046	AIA Group Ltd.	$11,761,107
6,163,000	BOC Hong Kong Holdings Ltd.	20,897,122
543,377	Budweiser Brewing Co. APAC Ltd.(a)	1,626,375
1,564,500	CK Hutchison Holdings Ltd.	9,342,224
250,567	Galaxy Entertainment Group Ltd.	1,665,422
45,910	Hong Kong Exchanges & Clearing Ltd.	1,840,396
1,860,100	Hongkong Land Holdings Ltd.	8,499,042
344,000	Kerry Properties Ltd.	860,409
102,516	Techtronic Industries Co., Ltd.	1,013,681
	Total Hong Kong	57,505,778
India – 5.3%
108,821	Aarti Industries Ltd.	697,390
39,201	Aarti Pharmalabs Ltd.*	143,437
132,045	Aavas Financiers Ltd.*	2,926,168
500,118	Axis Bank Ltd.	5,112,416
94,224	Bajaj Finance Ltd.	6,962,895
228,856	Berger Paints India Ltd.	1,610,750
200,484	Bharti Airtel Ltd.	1,712,952
356,930	CESC Ltd.	299,541
371,221	Cholamandalam Investment & Finance Co., Ltd.	3,398,632
1,145,577	City Union Bank Ltd.	1,919,461
19,565	Divi’s Laboratories Ltd.	669,584
20,547	Dixon Technologies India Ltd.	718,252
88,013	Dr Lal PathLabs Ltd.	2,108,747
989,987	Edelweiss Financial Services Ltd.	764,962
340,457	Elgi Equipments Ltd.	1,903,795
51,994	GMM Pfaudler Ltd.	1,030,106
122,747	Godrej Consumer Products Ltd.*	1,372,252
57,138	Godrej Properties Ltd.*	763,469
120,354	HDFC Bank Ltd.	2,332,785
64,166	HDFC Bank Ltd., ADR	4,340,188
330,584	HDFC Life Insurance Co., Ltd.(a)	1,953,395
174,619	Hindustan Unilever Ltd.	5,188,461
185,159	Housing Development Finance Corp., Ltd.	5,848,745
179,611	ICICI Bank Ltd., ADR	3,714,355
1,206,714	JM Financial Ltd.	951,912
148,110	Jubilant Foodworks Ltd.	793,573
194,753	KPIT Technologies Ltd.	1,944,630
118,085	Larsen & Toubro Ltd.	3,010,330
41,885	Maruti Suzuki India Ltd.	4,383,107
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
India – (continued)
143,980	Max Financial Services Ltd.*	$1,197,545
83,144	Mold-Tek Packaging Ltd.	960,234
85,327	Muthoot Finance Ltd.	1,004,334
1,598,771	National Aluminium Co., Ltd.	1,517,573
294,970	Nippon Life India Asset Management Ltd.(a)	789,066
2,828,652	NTPC Ltd.	5,817,184
968,662	Power Finance Corp., Ltd.	1,707,460
116,776	Redington Ltd.	240,698
106,718	Reliance Industries Ltd.(a)	2,992,859
115,381	SBI Life Insurance Co., Ltd.(a)	1,557,674
28,581	SRF Ltd.	748,854
880,586	Star Health & Allied Insurance Co., Ltd.*	5,995,844
57,628	Supreme Industries Ltd.	1,929,402
89,517	Tarsons Products Ltd.*	644,420
106,616	Tata Communications Ltd.	1,555,748
17,142	Tata Consultancy Services Ltd.	689,782
71,310	Tata Consumer Products Ltd.	617,547
163,324	Titan Co., Ltd.	4,681,317
489,341	Vijaya Diagnostic Centre Pvt Ltd.	2,214,222
1,379,184	Zomato Ltd.*	889,168
	Total India	106,327,221
Indonesia – 0.8%
14,439,000	Bank Central Asia Tbk PT	8,283,421
1,075,829	Bank Negara Indonesia Persero Tbk PT	619,508
6,919,929	Bank Rakyat Indonesia Persero Tbk PT	2,118,478
1,611,100	Bukit Asam Tbk PT	407,688
12,927,200	Erajaya Swasembada Tbk PT	436,497
481,500	Indo Tambangraya Megah Tbk PT	1,174,333
2,785,210	Merdeka Copper Gold Tbk PT*	828,888
5,509,100	Perusahaan Gas Negara Tbk PT	564,637
25,203,900	Sarana Menara Nusantara Tbk PT	1,735,115
	Total Indonesia	16,168,565
Ireland – 1.9%
1,022,733	AIB Group PLC	4,375,511
563,529	Bank of Ireland Group PLC	6,210,314
312,270	CRH PLC	14,666,710
181,469	Experian PLC	6,109,134
24,555	Kerry Group PLC, Class A Shares	2,349,637
43,115	Ryanair Holdings PLC, ADR*	3,999,779
	Total Ireland	37,711,085
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Israel – 0.2%
67,038	Nayax Ltd.*	$1,167,747
7,028	Nice Ltd., ADR*	1,457,678
42,662	Plus500 Ltd.	920,661
24,518	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,357,403
	Total Israel	4,903,489
Italy – 1.8%
55,637	Amplifon SpA	1,607,639
322,467	Azimut Holding SpA	7,659,331
398,809	Banca Mediolanum SpA	3,868,403
488,890	BPER Banca SpA	1,388,887
21,589	DiaSorin SpA	2,601,649
48,883	Digital Value SpA*	3,723,306
2,081,727	Enel SpA	11,679,224
129,761	Ermenegildo Zegna NV(b)	1,689,488
41,609	Gruppo MutuiOnline SpA	1,262,070
248,134	Unipol Gruppo SpA	1,312,131
	Total Italy	36,792,128
Japan – 13.7%
31,800	Adastria Co., Ltd.	506,105
44,900	Ain Holdings Inc.	1,866,519
66,000	Alfresa Holdings Corp.	796,099
30,700	Alps Alpine Co., Ltd.	292,753
308,700	Asahi Group Holdings Ltd.	10,918,790
78,433	Avant Group Corp.	809,300
320,481	AZ-COM MARUWA Holdings Inc.(b)	4,182,997
31,240	Base Co., Ltd.	1,057,714
14,600	Canon Marketing Japan Inc.	322,758
391,200	Chiba Bank Ltd.	2,864,082
145,200	Chugai Pharmaceutical Co., Ltd.	3,619,366
93,500	Credit Saison Co., Ltd.	1,274,521
10,700	Daido Steel Co., Ltd.	419,644
107,200	Daiichi Sankyo Co., Ltd.	3,371,988
13,500	Daikin Industries Ltd.	2,314,448
56,300	Daiwabo Holdings Co., Ltd.	869,974
98,900	Direct Marketing MiX Inc.	1,068,475
16,800	Disco Corp.(b)	5,267,892
61,000	EDION Corp.	590,346
139,100	eGuarantee Inc.	2,321,109
127,000	Electric Power Development Co., Ltd.	2,027,938
64,000	Ezaki Glico Co., Ltd.	1,607,649
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
135,300	Fujikura Ltd.	$959,914
120,618	Funai Soken Holdings Inc.	2,509,933
23,400	H.U. Group Holdings Inc.	460,598
215,300	Hachijuni Bank Ltd.	973,778
16,200	Hanwa Co., Ltd.	471,741
10,400	Hikari Tsushin Inc.	1,506,338
51,810	Hirose Electric Co., Ltd.	6,335,248
370,300	Honda Motor Co., Ltd.	9,598,914
32,300	Hosiden Corp.	396,042
56,100	IDOM Inc.	347,625
45,100	Ito En Ltd.	1,519,602
247,700	Japan Elevator Service Holdings Co., Ltd.	3,620,901
22,900	Japan Petroleum Exploration Co., Ltd.	826,454
103,200	Kansai Paint Co., Ltd.	1,381,484
37,100	Kawasaki Kisen Kaisha Ltd.	889,728
12,915	Keyence Corp.	5,565,558
29,500	Kobayashi Pharmaceutical Co., Ltd.	1,774,431
692,200	Koito Manufacturing Co., Ltd.	11,625,900
525,400	Komatsu Ltd.	12,559,208
18,000	Komeri Co., Ltd.	350,346
9,800	Kose Corp.	1,105,719
128,500	Lion Corp.	1,385,481
18,200	Macnica Holdings Inc.	503,239
535,400	Makita Corp.	13,107,889
61,600	Management Solutions Co., Ltd.(b)	1,503,934
470,700	Mebuki Financial Group Inc.	1,265,789
353,300	MINEBEA MITSUMI Inc.	6,128,026
920,400	Mitsubishi Electric Corp.	10,334,237
22,700	Mitsui Fudosan Co., Ltd.	432,632
58,200	Murata Manufacturing Co., Ltd.	3,145,030
578,600	Nabtesco Corp.	14,957,082
41,600	Nextage Co., Ltd.	934,887
68,920	NexTone Inc.*(b)	1,968,975
43,800	NHK Spring Co., Ltd.	291,753
9,900	Nihon Kohden Corp.	247,547
188,000	Nippon Telegraph & Telephone Corp.	5,450,178
27,600	NOK Corp.	270,602
155,600	Nomura Research Institute Ltd.	3,474,820
322,800	North Pacific Bank Ltd.	752,526
1,619,900	NSK Ltd.	8,981,776
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
184,000	Olympus Corp.	$3,099,883
82,800	Otsuka Holdings Co., Ltd.	2,513,970
166,300	Outsourcing Inc.	1,612,060
69,200	Pan Pacific International Holdings Corp.	1,262,301
116,100	Persol Holdings Co., Ltd.	2,325,138
297,900	Premium Group Co., Ltd.	3,500,455
479,406	Prestige International Inc.	2,232,176
103,204	Rakus Co., Ltd.	1,285,402
1,004,100	Resona Holdings Inc.	5,530,736
286,800	Rohto Pharmaceutical Co., Ltd.	5,209,285
28,500	Sankyo Co., Ltd.	1,161,039
115,000	Seven & i Holdings Co., Ltd.	5,143,669
282,800	Shimadzu Corp.	8,202,068
19,200	Shimamura Co., Ltd.	1,793,092
43,400	Shiseido Co., Ltd.	1,990,645
479,796	SIGMAXYZ Holdings Inc.	3,928,760
98,100	SKY Perfect JSAT Holdings Inc.	371,842
13,400	SMC Corp.	6,780,646
62,038	SMS Co., Ltd.	1,482,768
105,500	Sojitz Corp.	2,025,456
37,900	Sony Group Corp.	3,161,010
84,600	Stanley Electric Co., Ltd.	1,764,504
75,700	Strike Co., Ltd.	2,104,710
23,300	Suzuken Co., Ltd.	587,169
72,300	Suzuki Motor Corp.	2,541,581
1,230,300	Systena Corp.	2,891,295
14,700	Temairazu Inc.	539,289
42,600	Tokyo Steel Manufacturing Co., Ltd.	470,263
49,600	Tokyo Tatemono Co., Ltd.	607,640
117,800	Toyo Suisan Kaisha Ltd.	4,757,390
18,200	Transcosmos Inc.	447,110
127,200	Yokogawa Electric Corp.	1,900,117
21,100	Yokohama Rubber Co., Ltd.	400,429
1,164,600	Z Holdings Corp.	3,153,836
	Total Japan	275,064,066
Jersey, Channel Islands – 0.2%
512,189	JTC PLC	4,728,309
Luxembourg – 0.2%
123,673	Codere Online Luxembourg SA Forward Shares*(d)	393,280
24,735	Codere Online Luxembourg SA Founders Shares*(d)	78,657
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Luxembourg – (continued)
1,830	Codere Online Luxembourg SA Private Shares*(d)	$5,819
27,491	Eurofins Scientific SE	1,916,413
45,616	Tenaris SA	754,216
22,839	Tenaris SA, ADR	753,915
	Total Luxembourg	3,902,300
Malaysia – 0.1%
3,239,362	CTOS Digital Bhd	1,039,294
Mexico – 0.4%
302,637	Grupo Mexico SAB de CV, Class B Shares	1,361,153
552,484	Qualitas Controladora SAB de CV	3,436,672
582,322	Wal-Mart de Mexico SAB de CV	2,294,755
	Total Mexico	7,092,580
Netherlands – 3.8%
1,035	Adyen NV*(a)	1,467,453
261,920	Akzo Nobel NV	19,143,436
19,609	ASML Holding NV	12,044,599
50,057	Euronext NV(a)	3,658,187
1,188,199	ING Groep NV	16,649,305
124,632	Koninklijke Philips NV	2,031,864
135,394	Prosus NV*	9,691,374
119,147	Randstad NV	7,307,314
50,356	Wolters Kluwer NV	5,827,473
	Total Netherlands	77,821,005
Norway – 1.2%
483,486	Aker BP ASA	12,928,236
489,738	DNB Bank ASA	9,788,015
129,653	Elkem ASA(a)	487,834
57,643	Europris ASA(a)	406,676
367,604	MPC Container Ships ASA	654,310
82,653	Norsk Hydro ASA	600,826
35,892	Wallenius Wilhelmsen ASA, Class B Shares	313,822
	Total Norway	25,179,719
Peru – 0.2%
31,589	Credicorp Ltd.	4,025,070
18,850	InRetail Peru Corp.(a)	640,900
	Total Peru	4,665,970
Philippines – 0.2%
1,809,782	Ayala Land Inc.	931,365
789,284	BDO Unibank Inc.	1,757,773
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Philippines – (continued)
110,680	SM Investments Corp.	$1,703,271
	Total Philippines	4,392,409
Poland – 0.2%
179,788	InPost SA*	1,486,166
73,664	LiveChat Software SA(b)	2,316,262
	Total Poland	3,802,428
Portugal – 0.3%
316,403	Galp Energia SGPS SA	3,850,820
113,734	Jeronimo Martins SGPS SA	2,335,070
	Total Portugal	6,185,890
Russia – 0.0%
322,796	Fix Price Group PLC, GDR*(a)(c)(d)	12,912
70,391	Fix Price Group PLC, GDR*(c)(d)@	2,816
5,600	Novatek PJSC, GDR*(c)(d)@	112
102,511	Ozon Holdings PLC, ADR*(c)(d)@	20,502
978,392	Sberbank of Russia PJSC*(c)(d)@	754
44,201	Yandex NV, Class A Shares*(c)(d)@	16,354
	Total Russia	53,450
Saudi Arabia – 0.1%
117,710	Al Hammadi Holding	1,494,086
Singapore – 2.1%
22,879,800	Genting Singapore Ltd.	17,307,391
2,202,000	Golden Agri-Resources Ltd.	416,434
41,040	Sea Ltd., ADR*	2,564,590
539,400	Sembcorp Industries Ltd.	1,451,453
1,552,800	Sheng Siong Group Ltd.	1,876,349
797,100	United Overseas Bank Ltd.	17,678,039
625,300	Yanlord Land Group Ltd.	507,974
	Total Singapore	41,802,230
South Africa – 0.6%
47,165	Capitec Bank Holdings Ltd.	4,502,436
564,199	Gold Fields Ltd.	5,123,688
99,922	Gold Fields Ltd., ADR	908,291
184,863	Investec PLC	1,180,414
3,772	Naspers Ltd., Class N Shares	667,342
	Total South Africa	12,382,171
South Korea – 2.7%
60,878	BNK Financial Group Inc.	308,253
69,924	Coupang Inc., Class A Shares*	1,084,521
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
South Korea – (continued)
33,439	Hanwha Corp.	$681,081
5,038	Hyosung Corp.	255,824
17,277	Hyundai Heavy Industries Co., Ltd.(b)	1,388,460
34,249	Hyundai Marine & Fire Insurance Co., Ltd.	911,654
58,243	JB Financial Group Co., Ltd.	407,436
26,333	Korea Aerospace Industries Ltd.*	897,207
40,246	Korea Shipbuilding & Offshore Engineering Co., Ltd.	2,472,210
33,618	LEENO Industrial Inc.(b)	4,116,570
2,112	LG H&H Co., Ltd.	1,065,441
7,576	LOTTE Fine Chemical Co., Ltd.	332,676
10,477	LS Corp.	533,750
42,767	LX INTERNATIONAL CORP	1,012,795
17,492	NAVER Corp.	2,746,789
148,766	NICE Information Service Co., Ltd.*	1,458,681
14,100	Poongsan Corp.	382,390
102,356	Posco International Corp.	1,747,247
467,654	Samsung Electronics Co., Ltd.	21,389,646
133,669	SK Hynix Inc.	9,004,636
13,402	Tokai Carbon Korea Co., Ltd.(b)	1,072,537
13,163	Youngone Corp.*	424,305
13,215	Yuhan Corp.	526,735
	Total South Korea	54,220,844
Spain – 0.9%
152,763	Amadeus IT Group SA*	9,586,590
396,601	Banco de Sabadell SA	517,432
1,258,956	CaixaBank SA	5,393,586
19,902	Compania de Distribucion Integral Logista Holdings SA	480,558
156,820	Fluidra SA	2,716,953
	Total Spain	18,695,119
Sweden – 2.7%
123,860	Assa Abloy AB, Class B Shares	3,011,185
33,670	Betsson AB, Class B Shares*	302,094
381,259	Cloetta AB, Class B Shares	814,844
1,491,408	Elekta AB, Class B Shares(b)	11,635,384
192,487	Epiroc AB, Class A Shares	3,701,886
144,368	Essity AB, Class B Shares	3,897,984
598,080	Fortnox AB	3,550,562
183,839	Hemnet Group AB	2,918,306
45,352	Olink Holding AB, ADR*(b)	1,063,051
669,586	SKF AB, Class B Shares	12,719,274
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Sweden – (continued)
319,785	SSAB AB, Class B Shares	$2,186,479
161,460	Svenska Cellulosa AB SCA, Class B Shares	2,252,523
99,524	Swedbank AB, Class A Shares	2,030,782
3,769,822	VEF AB*	803,666
65,957	Vitec Software Group AB, Class B Shares	3,034,585
	Total Sweden	53,922,605
Switzerland – 5.8%
23,404	Accelleron Industries AG*	576,344
65,644	Alcon Inc.	4,462,178
1,628	Barry Callebaut AG, Class Registered Shares	3,238,300
136	Chocoladefabriken Lindt & Spruengli AG	1,488,476
21,171	Cie Financiere Richemont SA, Class Registered Shares	3,176,308
6,595	Geberit AG, Class Registered Shares	3,550,383
1,270	Givaudan SA, Class Registered Shares	3,828,320
1,085,355	Glencore PLC	6,448,980
402,173	Julius Baer Group Ltd.	26,572,936
6,274	Lonza Group AG, Class Registered Shares	3,723,276
203,379	Nestle SA, Class Registered Shares	22,892,572
5,731	Partners Group Holding AG	5,413,141
38,188	Roche Holding AG	11,006,004
24,723	Schindler Holding AG	5,546,232
2,290	SGS SA, Class Registered Shares	5,244,216
12,702	Sika AG, Class Registered Shares	3,547,288
319,803	UBS Group AG, Class Registered Shares	6,938,334
	Total Switzerland	117,653,288
Taiwan – 2.7%
176,000	Chicony Electronics Co., Ltd.	526,829
271,404	Chief Telecom Inc.	3,144,741
238,961	Delta Electronics Inc.	2,216,925
149,000	FLEXium Interconnect Inc.	473,502
105,000	Gigabyte Technology Co., Ltd.	403,886
298,000	Kindom Development Co., Ltd.	281,100
166,000	Materials Analysis Technology Inc.	972,397
17,620	MediaTek Inc.	411,224
260,000	Mitac Holdings Corp.	266,573
487,000	Radiant Opto-Electronics Corp.	1,667,078
179,000	Simplo Technology Co., Ltd.	1,716,692
264,000	Supreme Electronics Co., Ltd.	330,577
115,000	T3EX Global Holdings Corp.	259,058
58,000	TaiDoc Technology Corp.	357,924
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Taiwan – (continued)
858,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$14,104,311
281,385	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	24,500,192
45,981	Voltronic Power Technology Corp.	2,398,337
911,000	Wistron Corp.	978,974
126,000	Wistron NeWeb Corp.	344,561
	Total Taiwan	55,354,881
Thailand – 0.4%
1,937,400	AP Thailand PCL	682,106
1,118,900	Betagro PCL*(d)	1,064,257
66,100	Bumrungrad Hospital PCL(d)	395,999
6,962,800	Chularat Hospital PCL, Class F Shares(d)	739,377
1,265,400	CP ALL PCL, Class F Shares	2,227,564
1,171,400	Regional Container Lines PCL(d)	1,039,360
11,084,800	Sansiri PCL(d)	601,135
892,400	Supalai PCL(d)	577,704
	Total Thailand	7,327,502
Turkey – 0.1%
103,445	Anadolu Efes Biracilik Ve Malt Sanayii AS	303,598
844,694	Sok Marketler Ticaret AS*	1,136,276
53,375	Turk Hava Yollari AO*	403,264
24,634	Turk Traktor ve Ziraat Makineleri AS	734,525
	Total Turkey	2,577,663
United Arab Emirates – 0.1%
340,334	Network International Holdings PLC*(a)	1,160,856
United Kingdom – 11.0%
231,784	AJ Bell PLC	908,743
51,836	Ashtead Group PLC	3,427,338
532,982	Associated British Foods PLC	12,839,657
64,768	AstraZeneca PLC, ADR	4,221,578
46,783	B&M European Value Retail SA	276,047
915,347	BAE Systems PLC	9,878,054
953,242	Baltic Classifieds Group PLC	1,879,080
423,902	Bridgepoint Group PLC(a)	1,272,620
663,541	Bytes Technology Group PLC	3,195,109
11,348,502	Centrica PLC	14,340,853
175,787	Coca-Cola Europacific Partners PLC	9,668,285
24,718	Croda International PLC	1,947,055
204,844	Diageo PLC	8,709,684
511,914	DiscoverIE Group PLC	5,254,454
32,257	Drax Group PLC	246,848
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
2,736,289	DS Smith PLC	$11,085,639
71,376	Ergomed PLC*	970,269
166,886	Future PLC	2,806,927
1,011,511	Haleon PLC*	3,923,335
3,112,476	HSBC Holdings PLC	23,798,719
353,256	IMI PLC	6,609,093
54,576	Inchcape PLC	596,246
1,402,904	Informa PLC	11,273,591
77,767	Intertek Group PLC	3,897,567
1,412,619	Johnson Service Group PLC	1,890,084
43,632	Keller Group PLC	425,382
1,427,406	Kin & Carta PLC*(d)	1,972,876
3,747,515	Legal & General Group PLC	11,511,226
21,851	Linde PLC(b)	7,530,875
58,273	London Stock Exchange Group PLC	5,202,405
331,940	Mortgage Advice Bureau Holdings Ltd.(d)	2,359,736
141,116	NatWest Group PLC	496,092
67,257	Ocado Group PLC*	443,781
63,543	OSB Group PLC	425,337
309,651	Patisserie Holdings PLC*(c)(d)	3,724
530,911	Persimmon PLC	9,228,784
99,199	Reckitt Benckiser Group PLC	6,871,795
157,862	Redde Northgate PLC	766,069
229,732	Rightmove PLC	1,545,253
918,467	Smith & Nephew PLC	13,068,478
23,776	Spirax-Sarco Engineering PLC	3,333,931
129,689	Unilever PLC	6,472,374
38,395	VTEX, Class A Shares*	151,660
476,812	YouGov PLC	5,156,088
12,330	YuLife Holdings Ltd., Class C Shares(c)(d)@	264,453
	Total United Kingdom	222,147,194
United States – 1.8%
27,538	Agilent Technologies Inc.	3,909,570
45,470	Analog Devices Inc.	8,342,381
12,552	ANSYS Inc.*	3,810,913
55,959	Bruker Corp.	3,856,694
27,377	Cadence Design Systems Inc.*	5,282,118
572	Canva Inc., Private Placement*(c)(d)@	315,630
14,037	Estee Lauder Cos., Inc., Class A Shares	3,411,693
8,006	Mastercard Inc., Class A Shares	2,844,452
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United States – (continued)
1,409	MSCI Inc., Class A Shares	$735,709
2,381	S&P Global Inc.	812,397
7,735	Starbucks Corp.	789,666
19,831	Waste Connections Inc.	2,655,768
	Total United States	36,766,991
Uruguay – 0.4%
7,144	MercadoLibre Inc.*	8,715,680
	TOTAL COMMON STOCKS (Cost – $1,735,562,968)	1,948,756,387
EXCHANGE TRADED FUNDS (ETFs) – 1.3%
United States – 1.3%
149,167	iShares Core MSCI Emerging Markets	7,063,057
402,908	iShares MSCI EAFE Value	19,561,183
2,592	Vanguard FTSE All World ex-US Small-Capital	280,714
	Total United States	26,904,954
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $25,879,511)	26,904,954
PREFERRED STOCKS – 0.1%
Germany – 0.1%
16,750	Dr Ing hc F Porsche AG*	2,020,298
United States – 0.0%
31	Canva Inc., Series A, Private Placement*(c)(d)@	17,106
1	Canva Inc., Series A-3, Private Placement*(c)(d)@	552
	Total United States	17,658
	TOTAL PREFERRED STOCKS (Cost – $1,403,953)	2,037,956
WARRANTS – 0.0%
Luxembourg – 0.0%
915	Codere Online Luxembourg SA*	250
Switzerland – 0.0%
96,408	Cie Financiere Richemont SA*(d)	112,590
	TOTAL WARRANTS (Cost – $0)	112,840
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $1,762,846,432)	1,977,812,137
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 2.2%
TIME DEPOSITS – 1.8%
145AUD	ANZ National Bank – Hong Kong, 1.990% due 3/1/23	$97
$209,185	ANZ National Bank – London, 3.920% due 3/1/23	209,185
3,520,595	Banco Bilbao Vizcaya Argentaria SA – Madrid, 3.920% due 3/1/23	3,520,595
30,194CHF	BNP Paribas SA – Paris, 0.150% due 3/1/23	32,056
	Brown Brothers Harriman – Grand Cayman:
7,198DKK	1.160% due 3/1/23	1,023
20NOK	1.600% due 3/1/23	2
2,520SEK	1.760% due 3/1/23	241
42,829CAD	3.330% due 3/1/23	31,387
238,593ZAR	6.150% due 3/1/23	12,991
62,176EUR	Citibank – London, 1.530% due 3/1/23	65,758
5,966,910	Citibank – New York, 3.920% due 3/1/23	5,966,910
806,316HKD	Hong Kong & Shanghai Bank – Hong Kong, 0.540% due 3/1/23	102,725
764SGD	Hong Kong & Shanghai Bank – Singapore, 2.200% due 3/1/23	566
4,910,665	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	4,910,665
	Skandinaviska Enskilda Banken AB – Stockholm:
14,132GBP	2.920% due 3/1/23	16,997
21,708,342	3.920% due 3/1/23	21,708,342
99,009JPY	Sumitomo Mitsui Banking Corp. – Tokyo, (0.520)% due 3/1/23	727
	TOTAL TIME DEPOSITS (Cost – $36,580,267)	36,580,267
U.S. GOVERNMENT AGENCY – 0.4%
8,738,000	Federal Home Loan Bank Discount Notes, 4.300% due 3/1/23(e) (Cost – $8,738,000)	8,738,000
	TOTAL SHORT-TERM INVESTMENTS (Cost – $45,318,267)	45,318,267
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 2.0%
MONEY MARKET FUND – 2.0%
40,358,707	Federated Government Obligations Fund, Premier Class, 4.389%(f) (Cost – $40,358,707)	40,358,707
	TOTAL INVESTMENTS – 102.0% (Cost – $1,848,523,406)	2,063,489,111
	Liabilities in Excess of Other Assets – (2.0)%	(39,501,449)
	TOTAL NET ASSETS – 100.0%	$2,023,987,662

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (continued)

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $37,601,876 and represents 1.86% of net assets.

(b)
All or a portion of this security is on loan (See Note 5).

(c)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $49,404,686 and represents 2.44% of net assets.

(e)
Rate shown represents yield-to-maturity.

(f)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and maybe sold only to qualified buyers.

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Canva Inc., Private Placement	8/16/2021	$397,070	$315,630	0.02%
Canva Inc., Series A, Private Placement	11/4/2021	52,848	17,106	0.00%*
Canva Inc., Series A-3, Private Placement	11/4/2021	1,705	552	0.00%*
Fix Price Group Ltd., GDR	3/5/2021	3,020,238	12,912	0.00%*
Fix Price Group Ltd., GDR	3/8/2021	84,213	2,816	0.00%*
Novatek PJSC, GDR	3/19/2020	251,081	112	0.00%*
Ozon Holdings PLC, ADR	11/24/2020	1,600,889	20,502	0.00%*
Sberbank of Russia PJSC, ADR	4/6/2017	557,253	754	0.00%*
TCS Group Holding PLC, GDR	1/24/2022	381,460	2	0.00%*
Yandex NV, Class A Shares	4/6/2017	1,068,606	16,354	0.00%*
YuLife Holdings Ltd., Class C Shares	10/11/2022	202,075	264,453	0.01%
Total			$651,193	0.03%

*
Position represents less than 0.005%.

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

GDR
 —    Global Depositary Receipts

PCL
 —    Public Company Limited

PLC
 —    Public Limited Company

REIT
 —    Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations International Equity Fund (concluded)

Summary of Investments by Security Sector^ (Unaudited)
Consumer Non-cyclical	20.7%
Financial	18.5
Industrial	17.7
Technology	9.9
Consumer Cyclical	9.4
Communications	6.3
Basic Materials	5.6
Energy	4.1
Utilities	2.3
Exchange Traded Funds (ETFs)	1.3
Short-Term Investments	2.2
Money Market Fund	2.0
100.0%

^
As a percentage of total investments.

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
69	$91,011	Julius Baer Group Ltd.	GSI	3/17/23	$60.00	$(20,512)
66	87,054	Julius Baer Group Ltd.	GSI	3/17/23	63.00	(5,746)
63	83,097	Julius Baer Group Ltd.	GSI	4/21/23	65.00	(5,886)
31	86,460	Thales SA	JPM	4/21/23	140.00	(8,393)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $24,950)				$(40,537)
Currency Abbreviations used in this schedule:
AUD
 —    Australian Dollar

CAD
 —    Canadian Dollar

CHF
 —    Swiss Franc

DKK
 —    Danish Krone

EUR
 —    Euro

GBP
 —    British Pound

HKD
 —    Hong Kong Dollar

JPY
 —    Japanese Yen

NOK
 —    Norwegian Krone

SEK
 —    Swedish Krona

SGD
 —    Singapore Dollar

ZAR
 —    South African Rand

Counterparty Abbreviations used in this schedule:
GSI
 —    Goldman Sachs International

JPM
 —    JPMorgan Chase & Co.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund

Face Amount	Security	Value
CORPORATE BOND & NOTE – 0.2%
Utilities – 0.2%
$1,300,000	Alliant Energy Corp., 3.875% due 3/15/26(a)	$1,290,250
	TOTAL CORPORATE BOND & NOTE (Cost – $1,300,000)	1,290,250
Shares/Units
COMMON STOCKS – 97.5%
BASIC MATERIALS – 4.7%
Chemicals – 2.4%
73,539	DuPont de Nemours Inc.	5,370,553
48,775	LyondellBasell Industries NV, Class A Shares	4,681,912
86,052	Nutrien Ltd.	6,699,036
	Total Chemicals	16,751,501
Mining – 2.3%
113,300	Agnico Eagle Mines Ltd.	5,215,199
163,515	BHP Group Ltd.	4,997,049
75,750	Freeport-McMoRan Inc.	3,103,478
48,200	Rio Tinto PLC, ADR	3,360,986
	Total Mining	16,676,712
	TOTAL BASIC MATERIALS	33,428,213
COMMUNICATIONS – 7.3%
Media – 0.5%
91,047	Comcast Corp., Class A Shares	3,384,217
Telecommunications – 6.8%
422,859	AT&T Inc.	7,996,264
195,150	BCE Inc.	8,633,766
227,676	Cisco Systems Inc.	11,024,072
30,525	Corning Inc.	1,036,324
83,580	SK Telecom Co., Ltd.	2,854,229
227,735	Telenor ASA	2,554,381
76,450	TELUS Corp.	1,519,826
282,026	Verizon Communications Inc.	10,945,429
1,551,468	Vodafone Group PLC	1,860,746
	Total Telecommunications	48,425,037
	TOTAL COMMUNICATIONS	51,809,254
CONSUMER CYCLICAL – 6.1%
Apparel – 0.3%
3,944	Kering SA	2,306,851
Auto Manufacturers – 0.5%
86,508	General Motors Co.	3,351,320
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Distribution/Wholesale – 1.4%
67,700	LKQ Corp.	$3,878,533
133,370	Mitsui & Co., Ltd.	3,752,511
7,700	Watsco Inc.	2,346,267
	Total Distribution/Wholesale	9,977,311
Lodging – 0.5%
64,952	Las Vegas Sands Corp.*	3,732,791
Retail – 3.4%
33,550	Best Buy Co., Inc.	2,788,340
41,316	Darden Restaurants Inc.	5,907,775
9,425	Home Depot Inc.(b)	2,794,890
10,275	McDonald’s Corp.(b)	2,711,675
138,785	Walgreens Boots Alliance Inc.	4,931,031
35,264	Walmart Inc.	5,012,072
	Total Retail	24,145,783
	TOTAL CONSUMER CYCLICAL	43,514,056
CONSUMER NON-CYCLICAL – 23.8%
Agriculture – 3.1%
269,595	British American Tobacco PLC	10,205,937
123,571	Philip Morris International Inc.	12,023,458
	Total Agriculture	22,229,395
Beverages – 2.0%
99,585	Coca-Cola Co.	5,926,303
42,015	Heineken NV	4,285,124
27,400	Keurig Dr Pepper Inc.	946,670
19,325	PepsiCo Inc.	3,353,467
	Total Beverages	14,511,564
Biotechnology – 1.7%
20,215	Amgen Inc.	4,683,007
88,400	Gilead Sciences Inc.	7,118,852
	Total Biotechnology	11,801,859
Cosmetics/Personal Care – 1.8%
87,510	Kao Corp.	3,272,330
13,925	Procter & Gamble Co.	1,915,523
158,990	Unilever PLC	7,916,726
	Total Cosmetics/Personal Care	13,104,579
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Food – 1.4%
156,610	Conagra Brands Inc.	$5,702,170
59,325	Kellogg Co.	3,911,891
	Total Food	9,614,061
Healthcare-Products – 1.1%
94,194	Medtronic PLC	7,799,263
Healthcare-Services – 1.8%
7,368	Elevance Health Inc.	3,460,529
54,693	Fresenius Medical Care AG & Co. KGaA	2,135,050
13,849	Humana Inc.	6,855,532
	Total Healthcare-Services	12,451,111
Household Products/Wares – 1.8%
40,300	Clorox Co.	6,264,232
54,075	Kimberly-Clark Corp.	6,762,079
	Total Household Products/Wares	13,026,311
Pharmaceuticals – 9.1%
83,932	AbbVie Inc.(b)	12,917,135
44,493	AstraZeneca PLC	5,811,736
93,525	AstraZeneca PLC, ADR	6,095,960
101,248	Bristol-Myers Squibb Co.	6,982,062
39,162	Johnson & Johnson(b)	6,001,968
65,075	Merck & Co., Inc.	6,913,568
161,765	Pfizer Inc.	6,562,806
50,450	Roche Holding AG, ADR(c)	1,818,723
91,469	Sanofi	8,564,077
255,675	Viatris Inc.	2,914,695
	Total Pharmaceuticals	64,582,730
	TOTAL CONSUMER NON-CYCLICAL	169,120,873
ENERGY – 9.6%
Energy-Alternate Sources – 0.2%
25,450	NextEra Energy Partners LP	1,686,317
Oil & Gas – 5.8%
53,075	Chesapeake Energy Corp.	4,288,991
51,648	Chevron Corp.	8,303,449
38,850	ConocoPhillips(b)	4,015,148
28,900	EOG Resources Inc.	3,266,278
12,000	Pioneer Natural Resources Co.	2,404,920
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
193,894	Shell PLC	$5,885,707
211,180	TotalEnergies SE	13,061,516
	Total Oil & Gas	41,226,009
Oil & Gas Services – 0.3%
77,724	Baker Hughes Co., Class A Shares	2,378,354
Pipelines – 3.3%
205,775	Enbridge Inc.	7,719,484
213,465	Enterprise Products Partners LP	5,449,761
127,376	TC Energy Corp.	5,069,650
180,450	Williams Cos., Inc.	5,431,545
	Total Pipelines	23,670,440
	TOTAL ENERGY	68,961,120
FINANCIAL – 20.9%
Banks – 12.8%
61,375	Canadian Imperial Bank of Commerce	2,806,639
54,150	Citizens Financial Group Inc.	2,261,304
93,636	Fifth Third Bancorp	3,398,987
9,875	Goldman Sachs Group Inc.	3,472,544
492,140	Huntington Bancshares Inc.	7,539,585
64,525	JPMorgan Chase & Co.(b)	9,249,659
384,725	KeyCorp	7,036,620
22,625	Morgan Stanley	2,183,312
648,538	Nordea Bank Abp	8,208,564
446,356	Oversea-Chinese Banking Corp., Ltd.	4,192,561
80,700	PNC Financial Services Group Inc.	12,744,144
103,800	Sumitomo Mitsui Trust Holdings Inc.	3,847,390
158,360	Truist Financial Corp.	7,435,002
140,848	US Bancorp	6,722,675
214,900	Wells Fargo & Co.	10,050,873
	Total Banks	91,149,859
Diversified Financial Services – 1.2%
5,625	CME Group Inc., Class A Shares(b)	1,042,650
36,956	Deutsche Boerse AG	6,447,983
50,100	Virtu Financial Inc., Class A Shares	920,838
	Total Diversified Financial Services	8,411,471
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.1%
7,075	Alexandria Real Estate Equities Inc.	$1,059,693
163,650	Brixmor Property Group Inc.	3,705,036
19,850	Camden Property Trust	2,277,986
60,337	National Retail Properties Inc.	2,734,473
19,897	Prologis Inc.	2,455,290
28,800	Terreno Realty Corp.	1,791,648
29,783	VICI Properties Inc., Class A Shares	998,624
	Total Equity Real Estate Investment Trusts (REITs)	15,022,750
Insurance – 4.8%
27,248	Allianz SE, Class Registered Shares	6,400,575
48,731	ASR Nederland NV	2,218,252
15,829	Chubb Ltd.	3,340,236
15,028	Everest Re Group Ltd.	5,770,301
12,650	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	4,362,670
78,021	NN Group NV	3,157,357
15,750	Progressive Corp.	2,260,440
13,522	Zurich Insurance Group AG	6,408,353
	Total Insurance	33,918,184
	TOTAL FINANCIAL	148,502,264
INDUSTRIAL – 9.5%
Aerospace/Defense – 2.2%
27,132	Airbus SE	3,555,527
19,462	General Dynamics Corp.	4,435,584
5,975	Lockheed Martin Corp.	2,833,703
53,050	Raytheon Technologies Corp.	5,203,675
	Total Aerospace/Defense	16,028,489
Building Materials – 0.7%
41,575	CRH PLC, ADR	1,966,913
14,275	HeidelbergCement AG	983,132
65,700	MDU Resources Group Inc.	2,092,545
	Total Building Materials	5,042,590
Electrical Components & Equipment – 0.5%
46,882	Emerson Electric Co.	3,877,610
Engineering & Construction – 0.5%
116,025	Ferrovial SA	3,216,552
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Construction & Mining – 0.9%
7,275	Caterpillar Inc.(b)	$1,742,726
346,200	Mitsubishi Electric Corp.	3,887,128
	Total Machinery-Construction & Mining	5,629,854
Machinery-Diversified – 0.6%
31,110	AGCO Corp.	4,380,599
Miscellaneous Manufacturers – 1.7%
44,807	Eaton Corp. PLC(b)	7,838,089
29,158	Siemens AG, Class Registered Shares	4,462,650
	Total Miscellaneous Manufacturers	12,300,739
Packaging & Containers – 0.7%
450,150	Amcor PLC	5,014,671
Transportation – 1.7%
119,695	Deutsche Post AG, Class Registered Shares	5,078,687
4,650	Union Pacific Corp.	963,852
33,550	United Parcel Service Inc., Class B Shares	6,122,540
	Total Transportation	12,165,079
	TOTAL INDUSTRIAL	67,656,183
TECHNOLOGY – 5.0%
Computers – 0.4%
15,526	Capgemini SE	2,916,177
Semiconductors – 3.1%
8,625	Analog Devices Inc.	1,582,429
13,623	Broadcom Inc.	8,096,013
128,000	MediaTek Inc.	2,987,324
25,100	QUALCOMM Inc.	3,100,603
78,916	Samsung Electronics Co., Ltd.	3,180,202
21,725	Texas Instruments Inc.	3,724,751
	Total Semiconductors	22,671,322
Software – 1.5%
5,650	Microsoft Corp.(b)	1,409,223
61,589	Oracle Corp.	5,382,878
32,350	Paychex Inc.	3,571,440
	Total Software	10,363,541
	TOTAL TECHNOLOGY	35,951,040
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – 10.6%
Electric – 10.6%
41,500	Ameren Corp.	$3,432,465
58,395	American Electric Power Co., Inc.	5,137,008
183,675	CenterPoint Energy Inc.	5,109,838
176,746	Dominion Energy Inc.	9,830,613
95,655	Duke Energy Corp.	9,016,440
627,148	Enel SpA	3,518,522
34,500	Entergy Corp.	3,549,015
46,750	Evergy Inc.	2,749,367
566,889	National Grid PLC	7,123,423
49,350	NextEra Energy Inc.	3,505,330
170,350	PPL Corp.	4,611,375
107,055	Public Service Enterprise Group Inc.	6,469,334
15,425	Sempra Energy	2,313,133
112,085	Southern Co.	7,068,080
21,525	WEC Energy Group Inc.	1,908,407
	Total Electric	75,342,350
	TOTAL UTILITIES	75,342,350
	TOTAL COMMON STOCKS (Cost – $661,192,297)	694,285,353
EXCHANGE TRADED FUNDS (ETFs) – 0.8%
51,729	iShares Core High Dividend	5,199,799
7,847	JPMorgan Equity Premium Income	422,090
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $4,598,303)	5,621,889
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $667,090,600)	701,197,492
Face Amount†
SHORT-TERM INVESTMENTS – 1.8%
EQUITY LINKED NOTE – 0.5%
$38,345	JPMorgan Chase Financial Co. LLC, 10.000% due 6/21/23(c) (Cost – $3,509,027)	3,481,560
TIME DEPOSITS – 1.3%
67,327	Banco Bilbao Vizcaya Argentaria SA – Madrid, 3.920% due 3/1/23	67,327
5,963,707	Barclays Bank PLC – London, 3.920% due 3/1/23	5,963,707
514,619CAD	Brown Brothers Harriman – Grand Cayman, 3.330% due 3/1/23	377,134
67,981	Citibank – New York, 3.920% due 3/1/23	67,981
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – (continued)
TIME DEPOSITS – (continued)
$1,258,458	Royal Bank of Canada – Toronto, 3.920% due 3/1/23	$1,258,458
	Skandinaviska Enskilda Banken AB – Stockholm:
53EUR	1.530% due 3/1/23	56
1,514,458	3.920% due 3/1/23	1,514,458
	TOTAL TIME DEPOSITS (Cost – $9,249,121)	9,249,121
	TOTAL SHORT-TERM INVESTMENTS (Cost – $12,758,148)	12,730,681
	TOTAL INVESTMENTS – 100.3% (Cost – $679,848,748)	713,928,173
	Liabilities in Excess of Other Assets – (0.3)%	(2,224,687)
	TOTAL NET ASSETS – 100.0%	$711,703,486

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $1,290,250 and represents 0.18% of net assets.

(b)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(c)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $5,300,283 and represents 0.74% of net assets.

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

LLC
 —    Limited Liability Company

PLC
 —    Public Limited Company

Summary of Investments by Security Sector^ (Unaudited)
Consumer Non-cyclical	23.7%
Financial	20.8
Utilities	10.6
Energy	9.7
Industrial	9.5
Communications	7.3
Consumer Cyclical	6.1
Technology	5.0
Basic Materials	4.7
Exchange Traded Funds (ETFs)	0.8
Short-Term Investments	1.8
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Equity Income Fund (concluded)

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
30	$550,410	Analog Devices, Inc.	CITI	3/17/23	$150.00	$(1,050)
25	586,375	Becton Dickinson & Co.	CITI	3/17/23	210.00	(1,500)
25	586,375	Becton Dickinson & Co.	CITI	3/17/23	220.00	(2,625)
60	496,260	Emerson Electric Co.	CITI	3/17/23	75.00	(1,200)
100	745,700	Sysco Corp.	CITI	3/17/23	65.00	(1,000)
80	696,560	Taiwan Semiconductor Manufacturing Co., Ltd.	CITI	3/17/23	75.00	(1,040)
200	833,000	Wheaton Precious Metals Corp.	CITI	4/21/23	35.00	(6,000)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $16,720)				$(14,415)
Currency Abbreviations used in this schedule:
CAD
 —    Canadian Dollar

EUR
 —    Euro

Counterparty Abbreviations used in this schedule:
CITI
 —    Citigroup Global Markets Inc.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – 24.8%
Basic Materials – 0.7%
$770,000	Anglo American Capital PLC, Company Guaranteed Notes, 3.875% due 3/16/29(a)	$691,918
4,600,000	ArcelorMittal SA, Senior Unsecured Notes, 6.800% due 11/29/32	4,657,148
155,000	Arconic Corp., Secured Notes, 6.125% due 2/15/28(a)	152,288
90,000	ASP Unifrax Holdings Inc., Senior Secured Notes, 5.250% due 9/30/28(a)	69,815
385,000	BHP Billiton Finance USA Ltd., Company Guaranteed Notes, 4.900% due 2/28/33	383,453
200,000	Braskem Idesa SAPI, Senior Secured Notes, 6.990% due 2/20/32	139,240
400,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 8.500% (5-Year CMT Index + 8.220)% due 1/23/81(b)	402,000
735,000	Celanese US Holdings LLC, Company Guaranteed Notes, 6.165% due 7/15/27	729,552
90,000	CVR Partners LP/CVR Nitrogen Finance Corp., Senior Secured Notes, 6.125% due 6/15/28(a)	79,945
1,280,000	DuPont de Nemours Inc., Senior Unsecured Notes, 4.725% due 11/15/28	1,259,157
	Freeport-McMoRan Inc., Company Guaranteed Notes:
100,000	4.375% due 8/1/28	92,821
250,000	4.625% due 8/1/30	230,712
605,000	Georgia-Pacific LLC, Senior Unsecured Notes, 3.600% due 3/1/25(a)	582,351
	Glencore Funding LLC, Company Guaranteed Notes:
360,000	1.625% due 4/27/26(a)	319,517
355,000	3.375% due 9/23/51(a)	238,343
130,000	Illuminate Buyer LLC/Illuminate Holdings IV Inc., Senior Unsecured Notes, 9.000% due 7/1/28(a)	116,350
200,000	LG Chem Ltd., Senior Unsecured Notes, 2.375% due 7/7/31(a)	160,468
30,000	Mativ Holdings Inc., Company Guaranteed Notes, 6.875% due 10/1/26(a)	27,646
200,000	Olympus Water US Holding Corp., Senior Secured Notes, 4.250% due 10/1/28(a)	166,933
1,840,000	RPM International Inc., Senior Unsecured Notes, 2.950% due 1/15/32	1,449,782
200,000	Sasol Financing USA LLC, Company Guaranteed Notes, 5.500% due 3/18/31	166,750
680,000	Sherwin-Williams Co., Senior Unsecured Notes, 2.300% due 5/15/30	559,426
140,000	SK Invictus Intermediate II SARL, Senior Secured Notes, 5.000% due 10/30/29(a)	111,378
45,000	TMS International Corp., Senior Unsecured Notes, 6.250% due 4/15/29(a)	35,206
400,000	UPL Corp., Ltd, Company Guaranteed Notes, 4.625% due 6/16/30	330,195
400,000	Vedanta Resources Finance II PLC, Company Guaranteed Notes, 9.250% due 4/23/26(a)	256,206
105,000	WR Grace Holdings LLC, Senior Unsecured Notes, 5.625% due 8/15/29(a)	84,189
	Total Basic Materials	13,492,789
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – 2.3%
$200,000	Acuris Finance U.S. Inc./Acuris Finance SARL, Senior Secured Notes, 5.000% due 5/1/28(a)	$159,250
200,000	Altice France SA, Senior Secured Notes, 5.500% due 10/15/29(a)	156,449
920,000	Amazon.com Inc., Senior Unsecured Notes, 4.100% due 4/13/62	761,071
50,000	Arches Buyer Inc., Senior Secured Notes, 4.250% due 6/1/28(a)	41,159
	AT&T Inc., Senior Unsecured Notes:
185,000	2.750% due 6/1/31	152,830
6,976,000	2.250% due 2/1/32	5,445,012
1,030,000	2.550% due 12/1/33	788,619
175,000	3.500% due 6/1/41	131,376
585,000	3.650% due 6/1/51	417,331
255,000	3.800% due 12/1/57	179,026
200,000	C&W Senior Financing DAC, Senior Unsecured Notes, 6.875% due 9/15/27	181,200
	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
265,000	4.750% due 3/1/30(a)	222,857
125,000	4.500% due 8/15/30(a)	102,815
95,000	4.750% due 2/1/32(a)	76,950
60,000	4.250% due 1/15/34(a)	44,913
	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
360,000	4.200% due 3/15/28	330,849
955,000	2.300% due 2/1/32	702,528
3,965,000	6.384% due 10/23/35	3,805,908
156,000	3.500% due 3/1/42	100,670
2,380,000	4.800% due 3/1/50	1,739,451
165,000	3.900% due 6/1/52	104,268
185,000	4.400% due 12/1/61	120,531
85,000	Clear Channel Outdoor Holdings Inc., Company Guaranteed Notes, 7.500% due 6/1/29(a)	68,850
	Comcast Corp., Company Guaranteed Notes:
1,250,000	3.750% due 4/1/40	1,023,754
904,000	2.937% due 11/1/56	567,011
90,000	CommScope Inc., Senior Secured Notes, 4.750% due 9/1/29(a)	73,350
85,000	CommScope Technologies LLC, Company Guaranteed Notes, 5.000% due 3/15/27(a)	64,807
120,000	Consolidated Communications Inc., Senior Secured Notes, 5.000% due 10/1/28(a)	79,811
430,000	Cox Communications Inc., Senior Unsecured Notes, 2.600% due 6/15/31(a)	347,340
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$2,766,000	Crown Castle Towers LLC, Asset Backed, 4.241% due 7/15/28(a)	$2,514,140
295,000	CSC Holdings LLC, Senior Unsecured Notes, 5.750% due 1/15/30(a)	168,955
	Digicel Group Holdings Ltd.:
56,915	Senior Unsecured Notes, 8.000% due 4/1/25(a)(c)	14,656
82,587	Subordinated Notes, 7.000%(a)(c)(d)	6,607
110,000	Directv Financing LLC/Directv Financing Co.-Obligor Inc., Senior Secured Notes, 5.875% due 8/15/27(a)	98,342
	Discovery Communications LLC, Company Guaranteed Notes:
54,000	4.125% due 5/15/29	48,376
236,000	5.200% due 9/20/47	187,926
84,000	5.300% due 5/15/49	67,384
880,000	4.650% due 5/15/50	645,361
	DISH DBS Corp.:
60,000	Company Guaranteed Notes, 5.125% due 6/1/29	35,453
95,000	Senior Secured Notes, 5.750% due 12/1/28(a)	75,886
80,000	Embarq Corp., Senior Unsecured Notes, 7.995% due 6/1/36	34,432
75,000	Endurance International Group Holdings Inc., Senior Unsecured Notes, 6.000% due 2/15/29(a)	54,714
	Expedia Group Inc., Company Guaranteed Notes:
455,000	5.000% due 2/15/26	448,731
750,000	3.800% due 2/15/28	688,882
	Frontier Communications Holdings LLC:
	Senior Secured Notes:
45,000	5.875% due 10/15/27(a)	41,810
90,000	5.000% due 5/1/28(a)	78,975
9,900	Secured Notes, 5.875% due 11/1/29	7,927
135,000	GCI LLC, Senior Unsecured Notes, 4.750% due 10/15/28(a)	115,763
25,000	iHeartCommunications Inc., Company Guaranteed Notes, 8.375% due 5/1/27	22,000
	Intelsat Jackson Holdings SA:
110,000	Company Guaranteed Notes, 5.500% due 8/1/23(e)(f)	—
90,000	Senior Secured Notes, 6.500% due 3/15/30(a)	78,299
2,990,000	Interpublic Group of Cos., Inc., Senior Unsecured Notes, 2.400% due 3/1/31	2,399,221
40,000	Level 3 Financing Inc., Company Guaranteed Notes, 3.750% due 7/15/29(a)	25,144
	Lumen Technologies Inc.:
45,000	Senior Secured Notes, 4.000% due 2/15/27(a)	34,556
85,000	Senior Unsecured Notes, 5.125% due 12/15/26(a)	62,262
110,000	McGraw-Hill Education Inc., Senior Secured Notes, 5.750% due 8/1/28(a)	96,339
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$200,000	Network i2i Ltd., Company Guaranteed Notes, 5.650% (5-Year CMT Index + 4.274)%(b)(d)	$189,750
45,000	News Corp., Company Guaranteed Notes, 5.125% due 2/15/32(a)	39,936
680,000	Omnicom Group Inc., Senior Unsecured Notes, 2.450% due 4/30/30	566,087
	Paramount Global, Senior Unsecured Notes:
140,000	4.200% due 6/1/29	125,866
343,000	4.950% due 1/15/31	307,463
715,000	4.200% due 5/19/32	588,562
360,000	4.375% due 3/15/43	250,687
150,000	5.850% due 9/1/43	126,134
	Radiate Holdco LLC/Radiate Finance Inc.:
35,000	Senior Secured Notes, 4.500% due 9/15/26(a)	26,117
40,000	Senior Unsecured Notes, 6.500% due 9/15/28(a)	18,813
315,000	Rogers Communications Inc., Company Guaranteed Notes, 4.550% due 3/15/52(a)	251,226
50,000	Scripps Escrow II Inc., Senior Secured Notes, 3.875% due 1/15/29(a)	39,849
35,000	Scripps Escrow Inc., Company Guaranteed Notes, 5.875% due 7/15/27(a)	28,025
2,895,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes, 5.152% due 3/20/28(a)	2,862,862
150,000	Telefonica Moviles Chile SA, Senior Unsecured Notes, 3.537% due 11/18/31(a)	119,813
55,000	Telesat Canada/Telesat LLC, Company Guaranteed Notes, 6.500% due 10/15/27(a)	16,471
	T-Mobile USA Inc., Company Guaranteed Notes:
960,000	2.250% due 2/15/26	873,273
710,000	3.875% due 4/15/30	643,791
2,001,000	2.875% due 2/15/31	1,660,026
260,000	5.200% due 1/15/33	253,569
970,000	5.050% due 7/15/33	934,745
35,000	Townsquare Media Inc., Senior Secured Notes, 6.875% due 2/1/26(a)	32,070
	Univision Communications Inc., Senior Secured Notes:
75,000	4.500% due 5/1/29(a)	63,258
150,000	7.375% due 6/30/30(a)	142,260
	Verizon Communications Inc., Senior Unsecured Notes:
9,631,000	1.750% due 1/20/31	7,431,625
1,325,000	2.355% due 3/15/32	1,041,652
185,000	2.850% due 9/3/41	128,206
200,000	VTR Finance NV, Senior Unsecured Notes, 6.375% due 7/15/28	86,900
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$200,000	VZ Secured Financing BV, Senior Secured Notes, 5.000% due 1/15/32(a)	$164,504
	Total Communications	45,055,667
Consumer Cyclical – 2.1%
140,000	Academy Ltd., Senior Secured Notes, 6.000% due 11/15/27(a)	132,300
5,000,000	Advance Auto Parts Inc., Company Guaranteed Notes, 3.900% due 4/15/30	4,415,640
40,000	AMC Entertainment Holdings Inc., Senior Secured Notes, 7.500% due 2/15/29(a)	23,971
195,000	American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes, 5.750% due 4/20/29(a)	185,467
60,000	American Axle & Manufacturing Inc., Company Guaranteed Notes, 5.000% due 10/1/29	48,408
85,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Unsecured Notes, 4.625% due 4/1/30(a)	68,427
1,702,000	AutoZone Inc., Senior Unsecured Notes, 1.650% due 1/15/31	1,312,400
120,000	BCPE Empire Holdings Inc., Senior Unsecured Notes, 7.625% due 5/1/27(a)	109,838
35,000	Beacon Roofing Supply Inc., Company Guaranteed Notes, 4.125% due 5/15/29(a)	29,969
	Caesars Entertainment Inc.:
5,000	Senior Secured Notes, 7.000% due 2/15/30(a)	5,037
110,000	Senior Unsecured Notes, 4.625% due 10/15/29(a)	94,083
	Carnival Corp.:
190,000	Company Guaranteed Notes, 5.750% due 3/1/27(a)	156,302
135,000	Secured Notes, 9.875% due 8/1/27(a)	137,429
65,000	Carvana Co., Company Guaranteed Notes, 5.625% due 10/1/25(a)	39,650
280,000	Cedar Fair LP, Company Guaranteed Notes, 5.250% due 7/15/29	255,403
	Dana Inc., Senior Unsecured Notes:
45,000	5.375% due 11/15/27	41,522
20,000	4.250% due 9/1/30	16,155
60,000	Dealer Tire LLC/DT Issuer LLC, Senior Unsecured Notes, 8.000% due 2/1/28(a)	54,478
175,000	Dick’s Sporting Goods Inc., Senior Unsecured Notes, 4.100% due 1/15/52	116,185
	Dollar General Corp., Senior Unsecured Notes:
300,000	4.250% due 9/20/24	294,726
650,000	3.500% due 4/3/30	581,574
545,000	Dollar Tree Inc., Senior Unsecured Notes, 4.000% due 5/15/25	529,294
45,000	Dornoch Debt Merger Sub Inc., Senior Unsecured Notes, 6.625% due 10/15/29(a)	33,975
200,000	eG Global Finance PLC, Senior Secured Notes, 8.500% due 10/30/25(a)	180,071
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$165,000	Everi Holdings Inc., Company Guaranteed Notes, 5.000% due 7/15/29(a)	$145,120
70,000	Ferrellgas LP/Ferrellgas Finance Corp., Senior Unsecured Notes, 5.375% due 4/1/26(a)	63,016
155,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Company Guaranteed Notes, 6.750% due 1/15/30(a)	128,459
300,000	Ford Motor Co., Senior Unsecured Notes, 3.250% due 2/12/32	227,432
400,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.950% due 5/28/27	372,676
60,000	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(a)	57,596
90,000	Gap Inc., Company Guaranteed Notes, 3.875% due 10/1/31(a)	64,571
	General Motors Financial Co., Inc., Senior Unsecured Notes:
335,000	2.400% due 10/15/28	280,403
125,000	3.100% due 1/12/32	99,486
150,000	Goodyear Tire & Rubber Co., Company Guaranteed Notes, 5.250% due 7/15/31	127,687
150,000	Group 1 Automotive Inc., Company Guaranteed Notes, 4.000% due 8/15/28(a)	128,810
155,000	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(a)	144,243
55,000	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 5.500% due 4/15/29(a)	39,294
	Lowe’s Cos., Inc., Senior Unsecured Notes:
680,000	4.400% due 9/8/25	668,256
3,090,000	4.250% due 4/1/52	2,433,015
1,400,000	5.625% due 4/15/53	1,340,032
100,000	LSF9 Atlantis Holdings LLC/Victra Finance Corp., Senior Secured Notes, 7.750% due 2/15/26(a)	87,931
130,000	M/I Homes Inc., Company Guaranteed Notes, 4.950% due 2/1/28	116,835
690,000	Marriott International Inc., Senior Unsecured Notes, 2.850% due 4/15/31	569,122
140,000	Mattamy Group Corp., Senior Unsecured Notes, 4.625% due 3/1/30(a)	116,025
	McDonald’s Corp., Senior Unsecured Notes:
75,000	4.600% due 5/26/45	66,372
580,000	4.200% due 4/1/50	481,863
	Michaels Cos., Inc.:
80,000	Senior Secured Notes, 5.250% due 5/1/28(a)	66,578
70,000	Senior Unsecured Notes, 7.875% due 5/1/29(a)	52,675
110,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., Senior Secured Notes, 4.875% due 5/1/29(a)	94,076
120,000	Murphy Oil USA Inc., Company Guaranteed Notes, 4.750% due 9/15/29	107,099
85,000	NCL Corp., Ltd, Senior Secured Notes, 8.375% due 2/1/28(a)	86,358
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$85,000	NCL Corp., Ltd., Company Guaranteed Notes, 5.875% due 3/15/26(a)	$73,525
605,000	O’Reilly Automotive Inc., Senior Unsecured Notes, 4.700% due 6/15/32	576,469
65,000	Penn Entertainment Inc., Senior Unsecured Notes, 4.125% due 7/1/29(a)	52,751
250,000	PetSmart Inc./PetSmart Finance Corp., Senior Secured Notes, 4.750% due 2/15/28(a)	227,551
110,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., Company Guaranteed Notes, 5.625% due 9/1/29(a)	80,850
	Royal Caribbean Cruises Ltd.:
20,000	Company Guaranteed Notes, 7.250% due 1/15/30(a)	20,050
135,000	Senior Unsecured Notes, 5.500% due 8/31/26(a)	124,041
145,000	Scientific Games Holdings LP/Scientific Games US FinCo Inc., Senior Unsecured Notes, 6.625% due 3/1/30(a)	127,518
155,000	Scotts Miracle-Gro Co., Company Guaranteed Notes, 4.500% due 10/15/29	134,308
120,000	Sonic Automotive Inc., Company Guaranteed Notes, 4.625% due 11/15/29(a)	99,000
6,250,000	Southwest Airlines Co., Senior Unsecured Notes, 5.125% due 6/15/27	6,160,360
	SRS Distribution Inc.:
110,000	Company Guaranteed Notes, 6.125% due 7/1/29(a)	91,992
70,000	Senior Secured Notes, 4.625% due 7/1/28(a)	61,249
	Staples Inc.:
100,000	Senior Secured Notes, 7.500% due 4/15/26(a)	89,000
35,000	Senior Unsecured Notes, 10.750% due 4/15/27(a)	26,803
70,000	Station Casinos LLC, Company Guaranteed Notes, 4.625% due 12/1/31(a)	57,031
3,590,000	Steelcase Inc., Senior Unsecured Notes, 5.125% due 1/18/29	3,030,722
160,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.000% due 6/1/31(a)	133,138
130,000	Superior Plus LP/Superior General Partner Inc., Company Guaranteed Notes, 4.500% due 3/15/29(a)	112,928
50,000	SWF Escrow Issuer Corp., Senior Unsecured Notes, 6.500% due 10/1/29(a)	32,398
585,664	United Airlines 2012-1 Class A Pass-Through Trust, Pass-Thru Certificates, 4.150% due 4/11/24	573,930
1,715,278	United Airlines 2016-2 Class B Pass-Through Trust, Pass-Thru Certificates, 3.650% due 10/7/25	1,587,842
165,000	United Airlines Inc., Senior Secured Notes, 4.625% due 4/15/29(a)	146,278
115,000	Victoria’s Secret & Co., Company Guaranteed Notes, 4.625% due 7/15/29(a)	93,786
	Viking Cruises Ltd.:
360,000	Company Guaranteed Notes, 5.875% due 9/15/27(a)	308,714
50,000	Senior Secured Notes, 13.000% due 5/15/25(a)	53,147
5,000,000	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 1.250% due 11/24/25(a)	4,477,250
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
	Warnermedia Holdings Inc., Company Guaranteed Notes:
$635,000	3.755% due 3/15/27(a)	$582,507
615,000	4.279% due 3/15/32(a)	530,936
3,930,000	5.141% due 3/15/52(a)	3,080,742
40,000	Wheel Pros Inc., Senior Unsecured Notes, 6.500% due 5/15/29(a)	17,533
140,000	Wyndham Hotels & Resorts Inc., Company Guaranteed Notes, 4.375% due 8/15/28(a)	126,800
130,000	Yum! Brands Inc., Senior Unsecured Notes, 4.750% due 1/15/30(a)	118,463
	Total Consumer Cyclical	40,036,946
Consumer Non-cyclical – 2.6%
	AbbVie Inc., Senior Unsecured Notes:
605,000	3.850% due 6/15/24	593,631
5,120,000	4.550% due 3/15/35	4,761,626
540,000	4.250% due 11/21/49	449,660
281,250	Adani International Container Terminal Pvt Ltd., Senior Secured Notes, 3.000% due 2/16/31(a)	210,088
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
200,000	4.000% due 7/30/27	159,348
200,000	4.375% due 7/3/29	152,898
170,000	AdaptHealth LLC, Company Guaranteed Notes, 5.125% due 3/1/30(a)	147,050
35,000	Air Methods Corp., Senior Unsecured Notes, 8.000% due 5/15/25(a)	2,100
	Alcon Finance Corp., Company Guaranteed Notes:
995,000	2.750% due 9/23/26(a)	911,996
200,000	5.375% due 12/6/32(a)	200,796
200,000	5.750% due 12/6/52(a)	203,166
	Allied Universal Holdco LLC/Allied Universal Finance Corp.:
130,000	Senior Secured Notes, 6.625% due 7/15/26(a)	123,469
170,000	Senior Unsecured Notes, 9.750% due 7/15/27(a)	155,982
	Amgen Inc., Senior Unsecured Notes:
375,000	5.150% due 3/2/28	373,516
270,000	5.250% due 3/2/30	268,683
2,765,000	5.250% due 3/2/33	2,745,736
1,350,000	5.650% due 3/2/53	1,338,888
275,000	5.750% due 3/2/63	271,206
3,487,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes, 4.700% due 2/1/36	3,273,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
$270,000	4.600% due 4/15/48	$238,567
565,000	5.550% due 1/23/49	568,481
	APi Group DE Inc., Company Guaranteed Notes:
90,000	4.125% due 7/15/29(a)	77,396
115,000	4.750% due 10/15/29(a)	102,660
	BAT Capital Corp., Company Guaranteed Notes:
95,000	2.259% due 3/25/28	79,591
650,000	3.462% due 9/6/29	557,393
800,000	2.726% due 3/25/31	624,400
560,000	4.742% due 3/16/32	501,446
	Bausch Health Cos., Inc., Senior Secured Notes:
45,000	6.125% due 2/1/27(a)	31,050
90,000	4.875% due 6/1/28(a)	56,138
500,000	Becton Dickinson & Co., Senior Unsecured Notes, 4.693% due 2/13/28	488,789
370,000	Bunge Ltd. Finance Corp., Company Guaranteed Notes, 2.750% due 5/14/31	304,591
	Cargill Inc., Senior Unsecured Notes:
710,000	2.125% due 11/10/31(a)	563,169
280,000	4.000% due 6/22/32(a)	258,281
65,000	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 3.500% due 4/1/30(a)	56,454
	CHS/Community Health Systems Inc.:
	Senior Secured Notes:
70,000	6.000% due 1/15/29(a)	60,454
85,000	4.750% due 2/15/31(a)	65,662
40,000	Secured Notes, 6.875% due 4/15/29(a)	27,976
390,000	Cigna Group, Senior Unsecured Notes, 5.400% due 3/15/33	389,633
325,000	CommonSpirit Health, Senior Secured Notes, 2.760% due 10/1/24	311,949
745,000	Conagra Brands Inc., Senior Unsecured Notes, 4.850% due 11/1/28	721,738
	Constellation Brands Inc.:
425,000	Company Guaranteed Notes, 3.150% due 8/1/29	372,773
510,000	Senior Unsecured Notes, 2.875% due 5/1/30	433,131
	Coty Inc.:
55,000	Company Guaranteed Notes, 6.500% due 4/15/26(a)	53,938
95,000	Senior Secured Notes, 5.000% due 4/15/26(a)	90,369
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	CSL Finance PLC, Company Guaranteed Notes:
$515,000	4.050% due 4/27/29(a)	$480,660
375,000	4.250% due 4/27/32(a)	351,368
	CVS Health Corp., Senior Unsecured Notes:
135,000	4.300% due 3/25/28	129,060
605,000	5.125% due 2/21/30	594,064
170,000	5.250% due 2/21/33	167,339
947,000	4.780% due 3/25/38	860,291
270,000	5.050% due 3/25/48	242,325
	CVS Pass-Through Trust, Pass-Thru Certificates:
1,182,791	6.036% due 12/10/28	1,191,780
1,069,864	6.943% due 1/10/30	1,091,779
535,000	Diageo Capital PLC, Company Guaranteed Notes, 2.000% due 4/29/30	440,105
	Elevance Health Inc., Senior Unsecured Notes:
30,000	5.350% due 10/15/25	30,029
590,000	4.100% due 5/15/32	541,674
30,000	Emergent BioSolutions Inc., Company Guaranteed Notes, 3.875% due 8/15/28(a)	18,150
	Encompass Health Corp., Company Guaranteed Notes:
65,000	4.500% due 2/1/28	59,674
20,000	4.750% due 2/1/30	17,703
165,000	4.625% due 4/1/31	141,083
65,000	Endo Luxembourg Finance Co. I SARL/Endo US Inc., Senior Secured Notes, 6.125% due 4/1/29(a)(e)(f)	48,200
	Garda World Security Corp.:
220,000	Senior Secured Notes, 4.625% due 2/15/27(a)	194,847
100,000	Senior Unsecured Notes, 6.000% due 6/1/29(a)	81,500
510,000	GE HealthCare Technologies Inc., Company Guaranteed Notes, 5.857% due 3/15/30(a)	521,417
555,000	Gilead Sciences Inc., Senior Unsecured Notes, 1.650% due 10/1/30	439,173
240,000	Grifols Escrow Issuer SA, Senior Unsecured Notes, 4.750% due 10/15/28(a)	205,200
	GSK Consumer Healthcare Capital US LLC, Company Guaranteed Notes:
500,000	3.375% due 3/24/29	444,916
250,000	3.625% due 3/24/32	218,371
	HCA Inc., Company Guaranteed Notes:
340,000	4.125% due 6/15/29	309,490
315,000	5.125% due 6/15/39	280,207
40,000	Hertz Corp., Company Guaranteed Notes, 5.000% due 12/1/29(a)	33,209
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$125,000	H-Food Holdings LLC/Hearthside Finance Co., Inc., Senior Unsecured Notes, 8.500% due 6/1/26(a)	$77,500
90,000	Humana Inc., Senior Unsecured Notes, 5.875% due 3/1/33	92,585
	Kaiser Foundation Hospitals, Unsecured Notes:
90,000	2.810% due 6/1/41	66,010
330,000	3.002% due 6/1/51	229,412
4,167,000	Kraft Heinz Foods Co., Company Guaranteed Notes, 4.625% due 10/1/39	3,664,104
90,000	Kronos Acquisition Holdings Inc./KIK Custom Products Inc., Senior Secured Notes, 5.000% due 12/31/26(a)	81,472
145,000	Legacy LifePoint Health LLC, Senior Secured Notes, 4.375% due 2/15/27(a)	122,384
75,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer Inc., Senior Secured Notes, 5.000% due 2/1/26(a)	68,250
105,000	LifePoint Health Inc., Company Guaranteed Notes, 5.375% due 1/15/29(a)	68,915
165,000	Medline Borrower LP, Senior Unsecured Notes, 5.250% due 10/1/29(a)	135,413
110,000	Metis Merger Sub LLC, Senior Unsecured Notes, 6.500% due 5/15/29(a)	89,100
135,000	ModivCare Escrow Issuer Inc., Senior Unsecured Notes, 5.000% due 10/1/29(a)	114,213
	Mondelez International Inc., Senior Unsecured Notes:
165,000	2.625% due 3/17/27	150,747
1,380,000	1.500% due 2/4/31	1,059,606
200,000	Movida Europe SA, Company Guaranteed Notes, 5.250% due 2/8/31	136,901
200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, Senior Unsecured Notes, 5.125% due 4/30/31(a)	169,750
145,000	Owens & Minor Inc., Company Guaranteed Notes, 6.625% due 4/1/30(a)	119,262
50,000	PECF USS Intermediate Holding III Corp., Senior Unsecured Notes, 8.000% due 11/15/29(a)	35,147
195,000	PepsiCo Inc., Senior Unsecured Notes, 3.600% due 2/18/28	185,908
80,000	Performance Food Group Inc., Company Guaranteed Notes, 4.250% due 8/1/29(a)	69,850
	Philip Morris International Inc., Senior Unsecured Notes:
525,000	5.125% due 11/17/27	522,537
820,000	4.875% due 2/15/28	802,715
295,000	5.625% due 11/17/29	298,916
555,000	5.125% due 2/15/30	543,272
	Post Holdings Inc., Company Guaranteed Notes:
45,000	5.500% due 12/15/29(a)	41,181
26,000	4.625% due 4/15/30(a)	22,542
85,000	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 6.250% due 1/15/28(a)	78,846
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$70,000	Primo Water Holdings Inc., Company Guaranteed Notes, 4.375% due 4/30/29(a)	$59,954
740,000	Quanta Services Inc., Senior Unsecured Notes, 2.350% due 1/15/32	565,182
320,000	Quest Diagnostics Inc., Senior Unsecured Notes, 2.800% due 6/30/31	268,430
75,000	Radiology Partners Inc., Company Guaranteed Notes, 9.250% due 2/1/28(a)	44,855
140,000	Reynolds American Inc., Company Guaranteed Notes, 5.700% due 8/15/35	127,298
	Royalty Pharma PLC, Company Guaranteed Notes:
440,000	1.750% due 9/2/27	372,799
1,195,000	2.200% due 9/2/30	937,281
550,000	2.150% due 9/2/31	418,166
805,000	3.300% due 9/2/40	560,668
60,000	RP Escrow Issuer LLC, Senior Secured Notes, 5.250% due 12/15/25(a)	46,888
186,667	Rutas 2 and 7 Finance Ltd., Senior Secured Notes, zero coupon, due 9/30/36	117,570
75,000	Sabre GLBL Inc., Senior Secured Notes, 9.250% due 4/15/25(a)	73,826
220,000	SEG Holding LLC/SEG Finance Corp., Senior Secured Notes, 5.625% due 10/15/28(a)	207,108
110,000	Select Medical Corp., Company Guaranteed Notes, 6.250% due 8/15/26(a)	105,050
625,000	Smithfield Foods Inc., Company Guaranteed Notes, 4.250% due 2/1/27(a)	575,708
130,000	Spectrum Brands Inc., Company Guaranteed Notes, 5.000% due 10/1/29(a)	112,036
220,000	Sutter Health, Unsecured Notes, 3.361% due 8/15/50	157,371
290,000	Sysco Corp., Company Guaranteed Notes, 3.250% due 7/15/27	267,882
	Tenet Healthcare Corp.:
90,000	Company Guaranteed Notes, 6.125% due 10/1/28	83,250
100,000	Secured Notes, 6.250% due 2/1/27	97,387
125,000	Senior Secured Notes, 6.125% due 6/15/30(a)	119,061
660,000	Triton Container International Ltd./TAL International Container Corp., Company Guaranteed Notes, 3.250% due 3/15/32	509,345
90,000	Triton Water Holdings Inc., Senior Unsecured Notes, 6.250% due 4/1/29(a)	71,734
80,000	United Natural Foods Inc., Company Guaranteed Notes, 6.750% due 10/15/28(a)	75,724
	UnitedHealth Group Inc., Senior Unsecured Notes:
580,000	4.000% due 5/15/29	549,905
450,000	5.300% due 2/15/30	456,626
290,000	4.200% due 5/15/32	273,021
405,000	5.350% due 2/15/33	414,305
310,000	3.500% due 8/15/39	253,165
185,000	5.875% due 2/15/53	199,562
85,000	4.950% due 5/15/62	80,001
145,000	6.050% due 2/15/63	158,696
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$45,000	Upbound Group Inc., Company Guaranteed Notes, 6.375% due 2/15/29(a)	$38,604
185,000	Viatris Inc., Company Guaranteed Notes, 1.650% due 6/22/25	168,400
120,000	WASH Multifamily Acquisition Inc., Senior Secured Notes, 5.750% due 4/15/26(a)	111,628
	Total Consumer Non-cyclical	50,237,506
Diversified – 0.0%
200,000	Inversiones La Construccion SA, Senior Unsecured Notes, 4.750% due 2/7/32	159,222
Energy – 2.5%
65,000	Aethon United BR LP/Aethon United Finance Corp., Senior Unsecured Notes, 8.250% due 2/15/26(a)	62,519
	AI Candelaria Spain SA, Senior Secured Notes:
235,417	7.500% due 12/15/28	213,523
250,000	5.750% due 6/15/33(a)	176,185
105,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.750% due 3/1/27(a)	99,121
70,000	Antero Resources Corp., Company Guaranteed Notes, 5.375% due 3/1/30(a)	63,735
500,000	BG Energy Capital PLC, Company Guaranteed Notes, 5.125% due 10/15/41(a)	476,177
55,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Unsecured Notes, 7.625% due 12/15/25(a)	55,275
	BP Capital Markets America Inc., Company Guaranteed Notes:
375,000	3.633% due 4/6/30	343,621
240,000	2.721% due 1/12/32	201,106
3,080,000	4.812% due 2/13/33	3,025,364
350,000	2.939% due 6/4/51	232,322
215,000	3.379% due 2/8/61	148,289
130,000	Callon Petroleum Co., Company Guaranteed Notes, 7.500% due 6/15/30(a)	122,084
85,000	Chesapeake Energy Corp., Company Guaranteed Notes, 5.875% due 2/1/29(a)	79,500
90,000	Chord Energy Corp., Company Guaranteed Notes, 6.375% due 6/1/26(a)	86,791
175,000	CNX Midstream Partners LP, Company Guaranteed Notes, 4.750% due 4/15/30(a)	143,471
	CNX Resources Corp., Company Guaranteed Notes:
90,000	6.000% due 1/15/29(a)	81,597
40,000	7.375% due 1/15/31(a)	38,108
230,000	ConocoPhillips Co., Company Guaranteed Notes, 3.800% due 3/15/52	182,602
330,000	Continental Resources Inc., Company Guaranteed Notes, 2.268% due 11/15/26(a)	287,587
100,000	Cosan Overseas Ltd., Company Guaranteed Notes, 8.250%(d)	99,541
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$250,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, Senior Secured Notes, 5.500% due 6/15/31(a)	$219,375
	Diamondback Energy Inc., Company Guaranteed Notes:
325,000	6.250% due 3/15/33	331,678
70,000	6.250% due 3/15/53	68,810
	Ecopetrol SA, Senior Unsecured Notes:
100,000	5.875% due 5/28/45	65,944
550,000	5.875% due 11/2/51	353,485
	EIG Pearl Holdings SARL, Senior Secured Notes:
400,000	3.545% due 8/31/36	334,470
200,000	4.387% due 11/30/46	151,300
	Energy Transfer LP:
	Company Guaranteed Notes:
335,000	5.000% due 5/15/44	275,207
110,000	5.350% due 5/15/45	93,804
	Senior Unsecured Notes:
260,000	4.750% due 1/15/26	254,410
330,000	3.900% due 7/15/26	311,495
270,000	5.550% due 2/15/28	268,961
480,000	4.950% due 6/15/28	463,590
3,354,000	4.900% due 3/15/35	3,014,294
1,683,000	5.950% due 10/1/43	1,565,424
	Enterprise Products Operating LLC, Company Guaranteed Notes:
640,000	3.750% due 2/15/25	621,063
6,000,000	4.150% due 10/16/28	5,673,011
200,000	2.800% due 1/31/30	171,263
375,000	5.350% due 1/31/33	374,767
45,000	4.800% due 2/1/49	39,369
	EQM Midstream Partners LP, Senior Unsecured Notes:
50,000	6.500% due 7/1/27(a)	47,355
85,000	4.750% due 1/15/31(a)	69,063
440,000	Equinor ASA, Company Guaranteed Notes, 3.700% due 4/6/50	354,287
	Exxon Mobil Corp., Senior Unsecured Notes:
370,000	2.992% due 3/19/25	355,220
440,000	4.227% due 3/19/40	395,234
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes:
$369,864	2.160% due 3/31/34(a)	$312,152
347,951	2.940% due 9/30/40(a)	273,889
241,633	2.940% due 9/30/40	190,201
200,000	Gran Tierra Energy Inc., Company Guaranteed Notes, 7.750% due 5/23/27(a)	163,351
200,000	Gran Tierra Energy International Holdings Ltd., Company Guaranteed Notes, 6.250% due 2/15/25	173,370
	Greensaif Pipelines Bidco SARL, Senior Secured Notes:
565,000	6.129% due 2/23/38(a)	563,578
200,000	6.510% due 2/23/42(a)	203,828
56,206	Gulfport Energy Corp., Company Guaranteed Notes, 8.000% due 5/17/26(a)	54,625
175,000	Gulfport Energy Operating Corp., Company Guaranteed Notes, 6.375% due 5/15/25(e)(f)	110
	Halliburton Co., Senior Unsecured Notes:
255,000	2.920% due 3/1/30	220,407
235,000	4.850% due 11/15/35	219,045
400,000	Hess Corp., Senior Unsecured Notes, 7.300% due 8/15/31	434,218
	Hess Midstream Operations LP, Company Guaranteed Notes:
145,000	5.125% due 6/15/28(a)	133,039
165,000	4.250% due 2/15/30(a)	139,323
80,000	5.500% due 10/15/30(a)	72,000
190,000	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes, 6.250% due 11/1/28(a)	176,527
349,600	Hunt Oil Co. of Peru LLC Sucursal Del Peru, Senior Unsecured Notes, 6.375% due 6/1/28	325,273
610,000	Kinder Morgan Inc., Company Guaranteed Notes, 5.200% due 6/1/33	580,840
241,563	MC Brazil Downstream Trading SARL, Senior Secured Notes, 7.250% due 6/30/31	198,102
35,000	Moss Creek Resources Holdings Inc., Company Guaranteed Notes, 7.500% due 1/15/26(a)	31,460
	MPLX LP, Senior Unsecured Notes:
230,000	1.750% due 3/1/26	205,681
320,000	4.125% due 3/1/27	305,282
210,000	4.000% due 3/15/28	196,589
55,000	4.950% due 9/1/32	51,688
345,000	4.950% due 3/14/52	286,868
90,000	Nabors Industries Ltd., Company Guaranteed Notes, 7.250% due 1/15/26(a)	85,669
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$85,000	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 7.500% due 2/1/26(a)	$81,168
40,000	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 4/15/26	36,200
265,000	NuStar Logistics LP, Company Guaranteed Notes, 6.000% due 6/1/26	251,773
	Occidental Petroleum Corp., Senior Unsecured Notes:
110,000	6.625% due 9/1/30	113,025
160,000	6.125% due 1/1/31	161,138
45,000	6.450% due 9/15/36	45,225
45,000	6.600% due 3/15/46	45,793
200,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 7/14/27	171,843
	ONEOK Inc., Company Guaranteed Notes:
165,000	4.550% due 7/15/28	156,754
405,000	3.100% due 3/15/30	343,581
100,000	6.350% due 1/15/31	102,442
235,000	6.100% due 11/15/32	236,227
140,000	Ovintiv Inc., Company Guaranteed Notes, 7.375% due 11/1/31	149,506
90,000	Par Petroleum LLC/Par Petroleum Finance Corp., Senior Secured Notes, 7.750% due 12/15/25(a)	91,771
	Parkland Corp., Company Guaranteed Notes:
95,000	4.500% due 10/1/29(a)	79,800
70,000	4.625% due 5/1/30(a)	58,275
35,000	PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes, 6.000% due 2/15/28	32,649
500,000	Petrobras Global Finance BV, Company Guaranteed Notes, 6.750% due 6/3/50	427,500
	Petroleos del Peru SA, Senior Unsecured Notes:
200,000	4.750% due 6/19/32	153,150
200,000	5.625% due 6/19/47	132,940
150,000	Petroleos Mexicanos, Company Guaranteed Notes, 6.750% due 9/21/47	97,532
405,000	Pioneer Natural Resources Co., Senior Unsecured Notes, 1.125% due 1/15/26	360,637
	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
140,000	3.550% due 12/15/29@	121,390
295,000	3.800% due 9/15/30@	256,856
	Sabine Pass Liquefaction LLC, Senior Secured Notes:
350,000	5.000% due 3/15/27	341,619
115,000	4.500% due 5/15/30	107,725
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	SCC Power PLC, Secured Notes:
$415,451	8.000% due 12/31/28(a)(c)	$144,369
225,036	4.000% due 5/17/32(a)(c)	14,021
185,000	Schlumberger Holdings Corp., Senior Unsecured Notes, 4.300% due 5/1/29(a)	174,333
6,030,000	Schlumberger Investment SA, Company Guaranteed Notes, 2.650% due 6/26/30	5,187,886
	Shell International Finance BV, Company Guaranteed Notes:
450,000	3.250% due 4/6/50	330,658
365,000	3.000% due 11/26/51	252,678
	Southwestern Energy Co., Company Guaranteed Notes:
85,000	5.375% due 2/1/29	79,510
95,000	4.750% due 2/1/32	81,636
105,000	SunCoke Energy Inc., Senior Secured Notes, 4.875% due 6/30/29(a)	89,146
	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes:
55,000	6.000% due 4/15/27	54,038
55,000	4.500% due 5/15/29	48,269
	Targa Resources Corp., Company Guaranteed Notes:
345,000	5.200% due 7/1/27	339,211
160,000	4.200% due 2/1/33	139,302
180,000	6.125% due 3/15/33	180,801
720,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes, 4.000% due 1/15/32	610,272
6,275,000	Tennessee Gas Pipeline Co. LLC, Company Guaranteed Notes, 2.900% due 3/1/30(a)	5,302,460
405,000	TotalEnergies Capital International SA, Company Guaranteed Notes, 3.386% due 6/29/60	290,556
480,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 2.500% due 10/12/31@	380,676
225,000	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 3.250% due 5/15/30@	195,892
166,563	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(a)	161,774
323,147	UEP Penonome II SA, Senior Secured Notes, 6.500% due 10/1/38(a)	246,741
100,000	USA Compression Partners LP/USA Compression Finance Corp., Company Guaranteed Notes, 6.875% due 9/1/27	94,684
130,000	Venture Global Calcasieu Pass LLC, Senior Secured Notes, 4.125% due 8/15/31(a)	111,800
125,000	Viper Energy Partners LP, Company Guaranteed Notes, 5.375% due 11/1/27(a)	118,850
	Weatherford International Ltd.:
85,000	Company Guaranteed Notes, 8.625% due 4/30/30(a)	84,885
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$55,000	Senior Secured Notes, 6.500% due 9/15/28(a)	$54,038
155,000	Western Midstream Operating LP, Senior Unsecured Notes, 4.300% due 2/1/30	137,321
	Williams Cos., Inc., Senior Unsecured Notes:
255,000	3.750% due 6/15/27	239,659
475,000	2.600% due 3/15/31	385,440
425,000	4.650% due 8/15/32	395,989
390,000	5.650% due 3/15/33	389,619
	Total Energy	48,161,545
Financial – 10.3%
95,000	Acrisure LLC/Acrisure Finance Inc., Senior Secured Notes, 4.250% due 2/15/29(a)	77,326
4,195,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 1.650% due 10/29/24	3,891,604
495,000	Air Lease Corp., Senior Unsecured Notes, 3.250% due 3/1/25	469,736
570,000	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 1.875% due 2/1/33	422,488
100,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Unsecured Notes, 6.750% due 10/15/27(a)	90,878
575,000	American Express Co., Senior Unsecured Notes, 3.950% due 8/1/25	558,108
	American Tower Corp., Senior Unsecured Notes:
475,000	3.650% due 3/15/27	442,304
1,680,000	3.950% due 3/15/29	1,532,159
2,618,000	2.100% due 6/15/30	2,072,508
100,000	AmWINS Group Inc., Senior Unsecured Notes, 4.875% due 6/30/29(a)	84,930
	Aon Corp./Aon Global Holdings PLC, Company Guaranteed Notes:
145,000	5.350% due 2/28/33	144,946
185,000	3.900% due 2/28/52	142,354
130,000	AssuredPartners Inc., Senior Unsecured Notes, 5.625% due 1/15/29(a)	110,148
800,000	Athene Global Funding, Secured Notes, 2.646% due 10/4/31(a)	622,383
790,000	Athene Holding Ltd., Senior Unsecured Notes, 3.950% due 5/25/51	551,931
	Avolon Holdings Funding Ltd.:
215,000	Company Guaranteed Notes, 3.250% due 2/15/27(a)	189,975
480,000	Senior Unsecured Notes, 2.125% due 2/21/26(a)	420,466
200,000	Banco Davivienda SA, Junior Subordinated Notes, 6.650% (5-Year CMT Index + 5.097)%(a)(b)(d)	151,888
	Banco de Credito del Peru SA, Subordinated Notes:
200,000	3.125% (5-Year CMT Index + 3.000)% due 7/1/30(b)	181,100
100,000	3.250% (5-Year CMT Index + 2.450)% due 9/30/31(b)	88,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$200,000	Banco do Estado do Rio Grande do Sul SA, Subordinated Notes, 5.375% (5-Year CMT Index + 4.928)% due 1/28/31(a)(b)	$180,602
150,000	Banco Industrial SA, Subordinated Notes, 4.875% due 1/29/31	140,071
300,000	Banco Internacional del Peru SAA Interbank, Subordinated Notes, 4.000% (1-Year CMT Index + 3.711)% due 7/8/30(b)	274,505
400,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 7.625% (5-Year CMT Index + 5.353)%(b)(d)	377,914
200,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 2.720% (5-Year CMT Index + 2.000)% due 8/11/31(b)	167,768
200,000	Bancolombia SA, Subordinated Notes, 4.625% (5-Year CMT Index + 2.944)% due 12/18/29(b)	180,100
200,000	Bank Hapoalim BM, Subordinated Notes, 3.255% (5-Year CMT Index + 2.155)% due 1/21/32(a)(b)	171,181
	Bank of America Corp.:
	Senior Unsecured Notes:
90,000	3.841% (SOFRRATE + 1.110)% due 4/25/25(b)	88,140
155,000	4.827% (SOFRRATE + 1.750)% due 7/22/26(b)	152,480
655,000	4.948% (SOFRRATE + 2.040)% due 7/22/28(b)	640,634
1,000,000	3.974% (3-Month USD-LIBOR + 1.210)% due 2/7/30(b)	914,766
585,000	2.592% (SOFRRATE + 2.150)% due 4/29/31(b)	483,101
6,920,000	1.922% (SOFRRATE + 1.370)% due 10/24/31(b)	5,363,749
3,115,000	2.687% (SOFRRATE + 1.320)% due 4/22/32(b)	2,526,372
240,000	2.572% (SOFRRATE + 1.210)% due 10/20/32(b)	191,087
1,245,000	2.972% (SOFRRATE + 1.330)% due 2/4/33(b)	1,018,835
340,000	5.015% (SOFRRATE + 2.160)% due 7/22/33(b)	327,115
1,105,000	Subordinated Notes, 2.482% (5-Year CMT Index + 1.200)% due 9/21/36(b)	827,772
720,000	Bank of Montreal, Subordinated Notes, 3.088% (5-Year CMT Index + 1.400)% due 1/10/37(b)	566,864
125,000	Bank of New York Mellon Corp., Senior Unsecured Notes, 4.706% (SOFRRATE + 1.512)% due 2/1/34(b)	120,234
1,100,000	Bank of Nova Scotia, Senior Unsecured Notes, 3.450% due 4/11/25	1,056,347
	Barclays PLC, Senior Unsecured Notes:
5,000,000	4.375% due 1/12/26	4,832,419
300,000	7.385% (1-Year CMT Index + 3.300)% due 11/2/28(b)	315,550
200,000	BBVA Bancomer SA, Subordinated Notes, 5.350% (5-Year CMT Index + 3.000)% due 11/12/29(b)	193,409
6,135,000	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 3.850% due 3/15/52	4,953,011
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$935,000	Blackstone Holdings Finance Co. LLC, Company Guaranteed Notes, 2.000% due 1/30/32(a)	$698,167
	BNP Paribas SA, Senior Unsecured Notes:
935,000	2.219% (SOFRRATE + 2.074)% due 6/9/26(a)(b)	863,571
295,000	1.323% (SOFRRATE + 1.004)% due 1/13/27(a)(b)	261,194
325,000	5.125% (1-Year CMT Index + 1.450)% due 1/13/29(a)(b)	319,581
	Boston Properties LP, Senior Unsecured Notes:
3,000,000	3.400% due 6/21/29	2,574,579
2,975,000	3.250% due 1/30/31	2,482,139
520,000	BPCE SA, Senior Unsecured Notes, 2.045% (SOFRRATE + 1.087)% due 10/19/27(a)(b)	453,448
	Brighthouse Financial Global Funding, Senior Secured Notes:
195,000	1.000% due 4/12/24(a)	184,090
650,000	1.750% due 1/13/25(a)	598,905
490,000	Brown & Brown Inc., Senior Unsecured Notes, 2.375% due 3/15/31	377,095
	Capital One Financial Corp., Senior Unsecured Notes:
550,000	4.985% (SOFRRATE + 2.160)% due 7/24/26(b)	541,095
100,000	5.468% (SOFRRATE + 2.080)% due 2/1/29(b)	98,176
1,285,000	5.247% (SOFRRATE + 2.600)% due 7/26/30(b)	1,232,140
2,301,000	Charles Schwab Corp., Senior Unsecured Notes, 2.750% due 10/1/29	1,998,903
	Citigroup Inc., Senior Unsecured Notes:
1,255,000	3.668% (3-Month USD-LIBOR + 1.390)% due 7/24/28(b)	1,162,607
3,555,000	2.976% (SOFRRATE + 1.422)% due 11/5/30(b)	3,026,124
3,375,000	2.520% (SOFRRATE + 1.177)% due 11/3/32(b)	2,663,183
	Corebridge Financial Inc., Senior Unsecured Notes:
440,000	3.850% due 4/5/29(a)	397,453
130,000	3.900% due 4/5/32(a)	113,751
900,000	Credit Agricole SA, Senior Unsecured Notes, 5.301% due 7/12/28(a)	895,084
660,000	Credit Suisse AG, Senior Unsecured Notes, 7.500% due 2/15/28	666,448
	Credit Suisse Group AG, Senior Unsecured Notes:
510,000	6.442% (SOFRRATE + 3.700)% due 8/11/28(a)(b)	471,435
5,000,000	4.194% (SOFRRATE + 3.730)% due 4/1/31(a)(b)	3,965,382
1,920,000	6.537% (SOFRRATE + 3.920)% due 8/12/33(a)(b)	1,724,141
	Crown Castle Inc., Senior Unsecured Notes:
590,000	4.300% due 2/15/29	554,673
3,410,000	2.100% due 4/1/31	2,671,800
200,000	DBS Group Holdings Ltd., Subordinated Notes, 1.822% (5-Year CMT Index + 1.100)% due 3/10/31(b)	178,188
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$485,000	Deutsche Bank AG, Senior Unsecured Notes, 6.720% (SOFRRATE + 3.180)% due 1/18/29(b)	$490,137
590,000	Discover Financial Services, Senior Unsecured Notes, 4.100% due 2/9/27	559,059
1,110,000	Equitable Financial Life Global Funding, Secured Notes, 1.800% due 3/8/28(a)	932,028
6,134,000	Five Corners Funding Trust II, Senior Unsecured Notes, 2.850% due 5/15/30(a)	5,180,762
216,982	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% due 9/15/24(a)(c)	196,154
260,000	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.300% due 1/15/29	245,931
	Goldman Sachs Group Inc., Senior Unsecured Notes:
1,175,000	6.034% (3-Month USD-LIBOR + 1.170)% due 5/15/26(b)	1,184,373
6,865,000	1.431% (SOFRRATE + 0.798)% due 3/9/27(b)	6,050,740
125,000	4.482% (SOFRRATE + 1.725)% due 8/23/28(b)	119,798
300,000	1.992% (SOFRRATE + 1.090)% due 1/27/32(b)	230,495
1,740,000	2.615% (SOFRRATE + 1.281)% due 4/22/32(b)	1,397,397
830,000	2.383% (SOFRRATE + 1.248)% due 7/21/32(b)	651,899
140,000	2.650% (SOFRRATE + 1.264)% due 10/21/32(b)	111,627
370,000	3.102% (SOFRRATE + 1.410)% due 2/24/33(b)	304,977
600,000	Guardian Life Global Funding, Secured Notes, 1.250% due 5/13/26(a)	532,217
65,000	Hightower Holding LLC, Company Guaranteed Notes, 6.750% due 4/15/29(a)	54,986
	HSBC Holdings PLC:
	Senior Unsecured Notes:
315,000	0.976% (SOFRRATE + 0.708)% due 5/24/25(b)	296,316
310,000	5.210% (SOFRRATE + 2.610)% due 8/11/28(b)	303,131
350,000	4.583% (3-Month USD-LIBOR + 1.535)% due 6/19/29(b)	328,872
265,000	2.206% (SOFRRATE + 1.285)% due 8/17/29(b)	219,672
1,785,000	5.402% (SOFRRATE + 2.870)% due 8/11/33(b)	1,710,800
950,000	Subordinated Notes, 4.762% (SOFRRATE + 2.530)% due 3/29/33(b)	853,537
1,735,000	Huntington Bancshares Inc., Senior Unsecured Notes, 5.023% (SOFRRATE + 2.050)% due 5/17/33(b)	1,661,829
	Intercontinental Exchange Inc., Senior Unsecured Notes:
165,000	4.350% due 6/15/29	159,768
115,000	4.600% due 3/15/33	109,621
60,000	4.950% due 6/15/52	56,711
755,000	Invitation Homes Operating Partnership LP, Company Guaranteed Notes, 2.700% due 1/15/34	564,655
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Iron Mountain Inc., Company Guaranteed Notes:
$70,000	4.875% due 9/15/29(a)	$60,934
100,000	4.500% due 2/15/31(a)	82,798
	JPMorgan Chase & Co., Senior Unsecured Notes:
925,000	3.960% (3-Month USD-LIBOR + 1.245)% due 1/29/27(b)	885,757
535,000	4.323% (SOFRRATE + 1.560)% due 4/26/28(b)	512,896
1,135,000	4.851% (SOFRRATE + 1.990)% due 7/25/28(b)	1,108,168
730,000	3.509% (3-Month USD-LIBOR + 0.945)% due 1/23/29(b)	667,563
5,817,000	2.522% (SOFRRATE + 2.040)% due 4/22/31(b)	4,809,766
1,415,000	2.580% (SOFRRATE + 1.250)% due 4/22/32(b)	1,146,605
2,780,000	2.545% (SOFRRATE + 1.180)% due 11/8/32(b)	2,222,714
655,000	2.963% (SOFRRATE + 1.260)% due 1/25/33(b)	539,681
95,000	4.586% (SOFRRATE + 1.800)% due 4/26/33(b)	88,538
2,925,000	4.912% (SOFRRATE + 2.080)% due 7/25/33(b)	2,800,717
4,655,000	KeyBank NA, Senior Unsecured Notes, 5.000% due 1/26/33	4,475,905
170,000	KeyCorp, Senior Unsecured Notes, 2.550% due 10/1/29	143,796
300,000	Kimco Realty OP LLC, Company Guaranteed Notes, 4.450% due 1/15/24	297,226
90,000	LFS Topco LLC, Company Guaranteed Notes, 5.875% due 10/15/26(a)	77,508
	Lloyds Banking Group PLC, Senior Unsecured Notes:
395,000	5.871% (1-Year CMT Index + 1.700)% due 3/6/29(b)	395,076
2,180,000	4.976% (1-Year CMT Index + 2.300)% due 8/11/33(b)	2,030,479
780,000	Macquarie Group Ltd., Senior Unsecured Notes, 2.871% (SOFRRATE + 1.532)% due 1/14/33(a)(b)	618,244
435,000	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 4.750% due 3/15/39	404,753
615,000	Massachusetts Mutual Life Insurance Co., Subordinated Notes, 3.375% due 4/15/50(a)	447,288
575,000	MetLife Inc., Senior Unsecured Notes, 5.250% due 1/15/54	562,663
1,235,000	Metropolitan Life Global Funding I, Secured Notes, 2.400% due 1/11/32(a)	1,010,171
	Morgan Stanley:
	Senior Unsecured Notes:
590,000	4.210% (SOFRRATE + 1.610)% due 4/20/28(b)	560,452
7,000,000	3.772% (3-Month USD-LIBOR + 1.140)% due 1/24/29(b)	6,462,427
580,000	5.123% (SOFRRATE + 1.730)% due 2/1/29(b)	569,565
3,135,000	2.699% (SOFRRATE + 1.143)% due 1/22/31(b)	2,619,002
485,000	1.928% (SOFRRATE + 1.020)% due 4/28/32(b)	370,459
405,000	2.511% (SOFRRATE + 1.200)% due 10/20/32(b)	320,551
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Subordinated Notes:
$1,490,000	2.484% (SOFRRATE + 1.360)% due 9/16/36(b)	$1,111,559
90,000	5.948% (5-Year CMT Index + 2.430)% due 1/19/38(b)	87,937
200,000	Multibank Inc., Senior Unsecured Notes, 7.750% due 2/3/28(a)	203,500
145,000	Nationstar Mortgage Holdings Inc., Company Guaranteed Notes, 5.750% due 11/15/31(a)	113,741
380,000	NatWest Group PLC, Senior Unsecured Notes, 5.847% due 3/2/27	380,193
100,000	Navient Corp., Senior Unsecured Notes, 5.000% due 3/15/27	88,900
125,000	NFP Corp., Senior Secured Notes, 4.875% due 8/15/28(a)	109,678
5,195,000	Office Properties Income Trust, Senior Unsecured Notes, 4.500% due 2/1/25	4,779,519
	OneMain Finance Corp., Company Guaranteed Notes:
115,000	7.125% due 3/15/26	111,793
90,000	5.375% due 11/15/29	75,784
1,545,000	Ontario Teachers’ Cadillac Fairview Properties Trust, Senior Unsecured Notes, 2.500% due 10/15/31(a)	1,186,007
200,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 1.832% (5-Year CMT Index + 1.580)% due 9/10/30(b)	181,188
60,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, Senior Secured Notes, 4.875% due 5/15/29(a)	50,149
110,000	PennyMac Financial Services Inc., Company Guaranteed Notes, 4.250% due 2/15/29(a)	86,091
	PNC Financial Services Group Inc.:
	Senior Unsecured Notes:
125,000	4.758% (SOFRRATE + 1.085)% due 1/26/27(b)	123,126
2,245,000	5.068% (SOFRRATE + 1.933)% due 1/24/34(b)	2,170,798
4,450,000	Subordinated Notes, 4.626% (SOFRRATE + 1.850)% due 6/6/33(b)	4,133,098
100,000	Realogy Group LLC/Realogy Co.-Issuer Corp., Company Guaranteed Notes, 5.250% due 4/15/30(a)	68,500
290,000	Realty Income Corp., Senior Unsecured Notes, 5.050% due 1/13/26	287,215
	Royal Bank of Canada, Senior Unsecured Notes:
3,720,000	5.245% (SOFRRATE + 0.710)% due 1/21/27(b)	3,657,883
575,000	4.900% due 1/12/28	566,656
110,000	Ryan Specialty Group LLC, Senior Secured Notes, 4.375% due 2/1/30(a)	94,046
635,000	Santander Holdings USA Inc., Senior Unsecured Notes, 2.490% (SOFRRATE + 1.249)% due 1/6/28(b)	553,074
50,000	Scotiabank Peru SAA, Subordinated Notes, 8.589% (3-Month USD-LIBOR + 3.856)% due 12/13/27(b)	49,875
1,905,000	Simon Property Group LP, Senior Unsecured Notes, 2.200% due 2/1/31	1,521,611
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$1,335,000	Societe Generale SA, Subordinated Notes, 6.221% (1-Year CMT Index + 3.200)% due 6/15/33(a)(b)	$1,267,897
565,000	Standard Chartered PLC, Senior Unsecured Notes, 7.767% (1-Year CMT Index + 3.450)% due 11/16/28(a)(b)	610,663
235,000	State Street Corp., Senior Unsecured Notes, 5.820% (SOFRRATE + 1.715)% due 11/4/28(b)	240,579
	Toronto-Dominion Bank, Senior Unsecured Notes:
945,000	4.693% due 9/15/27	924,364
2,638,000	3.200% due 3/10/32	2,264,633
3,050,000	4.456% due 6/8/32	2,870,772
	Truist Financial Corp., Senior Unsecured Notes:
585,000	4.873% (SOFRRATE + 1.435)% due 1/26/29(b)	574,126
280,000	1.887% (SOFRRATE + 0.862)% due 6/7/29(b)	235,782
3,390,000	5.122% (SOFRRATE + 1.852)% due 1/26/34(b)	3,298,650
	UBS Group AG, Senior Unsecured Notes:
460,000	5.711% (1-Year CMT Index + 1.550)% due 1/12/27(a)(b)	459,036
1,768,000	4.751% (1-Year CMT Index + 1.750)% due 5/12/28(a)(b)	1,702,037
3,600,000	2.746% (1-Year CMT Index + 1.100)% due 2/11/33(a)(b)	2,829,096
5,160,000	UDR Inc., Company Guaranteed Notes, 3.200% due 1/15/30	4,521,888
423,000	Unifin Financiera SAB de CV, Junior Subordinated Notes, 8.875%(d)(e)	3,900
200,000	United Overseas Bank Ltd., Subordinated Notes, 1.750% (5-Year CMT Index + 1.520)% due 3/16/31(b)	177,632
45,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, Senior Secured Notes, 10.500% due 2/15/28(a)	45,009
6,006,000	US Bancorp, Subordinated Notes, 2.491% (5-Year CMT Index + 0.950)% due 11/3/36(b)	4,625,941
5,650,000	Ventas Realty LP, Company Guaranteed Notes, 3.850% due 4/1/27	5,346,103
	VICI Properties LP, Senior Unsecured Notes:
385,000	4.950% due 2/15/30	359,439
525,000	5.125% due 5/15/32	487,121
245,000	Vornado Realty LP, Senior Unsecured Notes, 2.150% due 6/1/26	209,915
	Wells Fargo & Co., Senior Unsecured Notes:
620,000	3.000% due 4/22/26	578,777
1,220,000	3.908% (SOFRRATE + 1.320)% due 4/25/26(b)	1,176,760
4,969,000	2.188% (SOFRRATE + 2.000)% due 4/30/26(b)	4,620,083
1,130,000	3.526% (SOFRRATE + 1.510)% due 3/24/28(b)	1,046,378
595,000	3.584% (3-Month USD-LIBOR + 1.310)% due 5/22/28(b)	550,526
800,000	4.808% (SOFRRATE + 1.980)% due 7/25/28(b)	778,895
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$680,000	3.350% (SOFRRATE + 1.500)% due 3/2/33(b)	$574,942
1,615,000	4.897% (SOFRRATE + 2.100)% due 7/25/33(b)	1,542,545
230,000	5.013% (SOFRRATE + 4.502)% due 4/4/51(b)	211,675
	Welltower OP LLC, Company Guaranteed Notes:
670,000	2.050% due 1/15/29	548,416
5,725,000	2.750% due 1/15/32	4,572,056
745,000	Westpac Banking Corp., Subordinated Notes, 3.020% (5-Year CMT Index + 1.530)% due 11/18/36(b)	571,730
650,000	Willis North America Inc., Company Guaranteed Notes, 2.950% due 9/15/29	555,250
	XHR LP, Senior Secured Notes:
100,000	6.375% due 8/15/25(a)	96,995
170,000	4.875% due 6/1/29(a)	145,217
	Total Financial	202,698,553
Government – 0.0%
200,000	Banco Latinoamericano de Comercio Exterior SA, Senior Unsecured Notes, 2.375% due 9/14/25	184,699
Industrial – 0.9%
	Advanced Drainage Systems Inc., Company Guaranteed Notes:
130,000	5.000% due 9/30/27(a)	120,939
50,000	6.375% due 6/15/30(a)	47,752
200,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Unsecured Notes, 4.000% due 9/1/29(a)	160,250
525,000	Arrow Electronics Inc., Senior Unsecured Notes, 3.875% due 1/12/28	480,894
570,000	Berry Global Inc., Senior Secured Notes, 0.950% due 2/15/24	544,168
273,986	Bioceanico Sovereign Certificate Ltd., Senior Secured Notes, zero coupon, due 6/5/34	188,844
	Boeing Co., Senior Unsecured Notes:
500,000	5.040% due 5/1/27	492,478
670,000	2.950% due 2/1/30	570,393
160,000	5.150% due 5/1/30	154,827
105,000	Bombardier Inc., Senior Unsecured Notes, 7.875% due 4/15/27(a)	104,350
	Builders FirstSource Inc., Company Guaranteed Notes:
140,000	5.000% due 3/1/30(a)	126,091
90,000	4.250% due 2/1/32(a)	75,557
100,000	6.375% due 6/15/32(a)	96,038
425,000	Carrier Global Corp., Senior Unsecured Notes, 3.577% due 4/5/50	306,045
45,000	Clean Harbors Inc., Company Guaranteed Notes, 5.125% due 7/15/29(a)	42,187
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
$130,000	Clydesdale Acquisition Holdings Inc., Senior Secured Notes, 6.625% due 4/15/29(a)	$124,028
115,000	Coherent Corp., Company Guaranteed Notes, 5.000% due 12/15/29(a)	100,751
65,000	Cornerstone Building Brands Inc., Company Guaranteed Notes, 6.125% due 1/15/29(a)	47,127
770,000	CSX Corp., Senior Unsecured Notes, 3.350% due 9/15/49	554,395
1,115,000	DAE Funding LLC, Company Guaranteed Notes, 1.550% due 8/1/24(a)	1,044,055
90,000	Energizer Holdings Inc., Company Guaranteed Notes, 6.500% due 12/31/27(a)	86,400
90,000	Fortress Transportation & Infrastructure Investors LLC, Company Guaranteed Notes, 5.500% due 5/1/28(a)	80,376
145,000	GrafTech Finance Inc., Senior Secured Notes, 4.625% due 12/15/28(a)	118,395
115,000	Griffon Corp., Company Guaranteed Notes, 5.750% due 3/1/28	105,834
600,000	Jacobs Engineering Group Inc., Company Guaranteed Notes, 5.900% due 3/1/33	589,435
70,000	Jeld-Wen Inc., Company Guaranteed Notes, 4.625% due 12/15/25(a)	62,906
330,000	Lockheed Martin Corp., Senior Unsecured Notes, 4.950% due 10/15/25	330,563
	Madison IAQ LLC:
70,000	Senior Secured Notes, 4.125% due 6/30/28(a)	59,717
75,000	Senior Unsecured Notes, 5.875% due 6/30/29(a)	59,710
171,300	MV24 Capital BV, Senior Secured Notes, 6.748% due 6/1/34	153,763
520,000	Northrop Grumman Corp., Senior Unsecured Notes, 5.150% due 5/1/40	504,323
1,510,000	Otis Worldwide Corp., Senior Unsecured Notes, 2.565% due 2/15/30	1,272,312
160,000	Parker-Hannifin Corp., Senior Unsecured Notes, 4.250% due 9/15/27	153,074
	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
290,000	4.200% due 4/1/27(a)	274,053
450,000	4.400% due 7/1/27(a)	429,355
	Raytheon Technologies Corp., Senior Unsecured Notes:
245,000	5.150% due 2/27/33	243,765
430,000	3.030% due 3/15/52	296,732
80,000	5.375% due 2/27/53	80,348
	Regal Rexnord Corp., Company Guaranteed Notes:
800,000	6.050% due 4/15/28(a)	782,247
365,000	6.300% due 2/15/30(a)	357,110
45,000	Roller Bearing Co. of America Inc., Senior Unsecured Notes, 4.375% due 10/15/29(a)	38,896
70,000	Seaspan Corp., Senior Unsecured Notes, 5.500% due 8/1/29(a)	52,691
89,000	Tervita Corp., Secured Notes, 11.000% due 12/1/25(a)	95,675
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
$75,000	Titan Acquisition Ltd./Titan Co.-Borrower LLC, Senior Unsecured Notes, 7.750% due 4/15/26(a)	$68,275
200,000	TK Elevator US Newco Inc., Senior Secured Notes, 5.250% due 7/15/27(a)	181,186
	TransDigm Inc.:
140,000	Company Guaranteed Notes, 5.500% due 11/15/27	128,911
220,000	Senior Secured Notes, 6.250% due 3/15/26(a)	217,084
140,000	Trident TPI Holdings Inc., Company Guaranteed Notes, 6.625% due 11/1/25(a)	128,800
44,000	Triumph Group Inc., Company Guaranteed Notes, 7.750% due 8/15/25	42,130
	WRKCo Inc., Company Guaranteed Notes:
550,000	3.750% due 3/15/25	531,387
5,245,000	3.900% due 6/1/28	4,856,953
	Total Industrial	17,763,575
Technology – 0.9%
165,000	AthenaHealth Group Inc., Senior Unsecured Notes, 6.500% due 2/15/30(a)	130,506
15,000	Boxer Parent Co., Inc., Senior Secured Notes, 7.125% due 10/2/25(a)	14,858
	Broadcom Inc., Senior Unsecured Notes:
1,152,000	3.419% due 4/15/33(a)	927,472
163,000	3.137% due 11/15/35(a)	120,160
80,000	3.187% due 11/15/36(a)	57,930
1,172,000	4.926% due 5/15/37(a)	1,019,439
75,000	Castle US Holding Corp., Senior Unsecured Notes, 9.500% due 2/15/28(a)	28,971
	CDW LLC/CDW Finance Corp., Company Guaranteed Notes:
210,000	2.670% due 12/1/26	186,500
195,000	3.276% due 12/1/28	167,982
180,000	3.569% due 12/1/31	148,571
80,000	Clarivate Science Holdings Corp., Company Guaranteed Notes, 4.875% due 7/1/29(a)	69,120
155,000	Dun & Bradstreet Corp., Company Guaranteed Notes, 5.000% due 12/15/29(a)	128,229
	Intel Corp., Senior Unsecured Notes:
140,000	4.875% due 2/10/28	137,955
165,000	5.125% due 2/10/30	163,018
445,000	5.200% due 2/10/33	436,683
160,000	3.250% due 11/15/49	106,820
290,000	3.050% due 8/12/51	185,820
70,000	4.900% due 8/5/52	62,068
1,605,000	5.700% due 2/10/53	1,568,367
450,000	5.050% due 8/5/62	394,013
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
$295,000	International Business Machines Corp., Senior Unsecured Notes, 2.720% due 2/9/32	$244,761
	Marvell Technology Inc., Company Guaranteed Notes:
495,000	1.650% due 4/15/26	443,099
205,000	2.450% due 4/15/28	175,366
235,000	2.950% due 4/15/31	189,088
770,000	Microchip Technology Inc., Senior Unsecured Notes, 2.670% due 9/1/23	758,239
380,000	Microsoft Corp., Senior Unsecured Notes, 2.921% due 3/17/52	273,383
470,000	NetApp Inc., Senior Unsecured Notes, 1.875% due 6/22/25	433,011
	NVIDIA Corp., Senior Unsecured Notes:
695,000	2.850% due 4/1/30	612,411
140,000	3.500% due 4/1/40	115,102
500,000	NXP BV/NXP Funding LLC, Company Guaranteed Notes, 4.875% due 3/1/24	495,736
	NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes:
470,000	3.875% due 6/18/26	446,422
250,000	4.300% due 6/18/29	230,696
	Oracle Corp., Senior Unsecured Notes:
245,000	2.300% due 3/25/28	212,616
460,000	6.150% due 11/9/29	475,973
165,000	2.950% due 4/1/30	140,800
55,000	6.250% due 11/9/32	57,239
325,000	3.800% due 11/15/37	257,338
15,000	3.600% due 4/1/40	11,073
2,384,000	3.600% due 4/1/50	1,614,635
210,000	Qorvo Inc., Company Guaranteed Notes, 1.750% due 12/15/24(a)	194,609
1,100,000	TSMC Arizona Corp., Company Guaranteed Notes, 1.750% due 10/25/26	974,402
45,000	Virtusa Corp., Senior Unsecured Notes, 7.125% due 12/15/28(a)	37,372
260,000	Workday Inc., Senior Unsecured Notes, 3.700% due 4/1/29	237,433
3,575,000	Xilinx Inc., Company Guaranteed Notes, 2.375% due 6/1/30	3,012,269
	Total Technology	17,697,555
Utilities – 2.5%
200,000	Adani Electricity Mumbai Ltd., Senior Secured Notes, 3.867% due 7/22/31	137,792
575,000	AEP Texas Inc., Senior Unsecured Notes, 3.450% due 1/15/50	412,322
300,000	AES Andres BV, Company Guaranteed Notes, 5.700% due 5/4/28(a)	267,023
375,000	Alabama Power Co., Senior Unsecured Notes, 3.450% due 10/1/49	273,861
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
	Berkshire Hathaway Energy Co., Senior Unsecured Notes:
$610,000	6.125% due 4/1/36	$647,834
1,100,000	5.950% due 5/15/37	1,137,018
155,000	Boston Gas Co., Senior Unsecured Notes, 3.757% due 3/16/32(a)	135,678
675,000	Brooklyn Union Gas Co., Senior Unsecured Notes, 4.866% due 8/5/32(a)	634,448
	Calpine Corp.:
95,000	Senior Secured Notes, 4.500% due 2/15/28(a)	85,531
75,000	Senior Unsecured Notes, 4.625% due 2/1/29(a)	63,302
200,000	Chile Electricity PEC SpA, Senior Secured Notes, zero coupon, due 1/25/28(a)	148,524
70,000	Cleco Corporate Holdings LLC, Senior Secured Notes, 4.973% due 5/1/46	59,695
400,000	Consolidated Edison Co. of New York Inc., Senior Unsecured Notes, 3.200% due 12/1/51	275,943
	Dominion Energy Inc., Senior Unsecured Notes:
2,785,000	3.375% due 4/1/30	2,436,233
865,000	5.375% due 11/15/32	848,864
270,000	DTE Energy Co., Senior Unsecured Notes, 4.220% due 11/1/24	264,067
	Duke Energy Carolinas LLC, 1st Mortgage Notes:
1,225,000	5.300% due 2/15/40	1,195,009
180,000	3.550% due 3/15/52	134,179
	Duke Energy Corp., Senior Unsecured Notes:
5,000,000	0.900% due 9/15/25	4,471,189
950,000	2.650% due 9/1/26	867,552
1,050,000	2.550% due 6/15/31	845,669
605,000	4.500% due 8/15/32	559,912
169,500	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	152,550
132,720	Empresa Electrica Cochrane SpA, Senior Secured Notes, 5.500% due 5/14/27	124,757
200,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 4.375% due 2/15/31	141,600
535,000	Enel Finance International NV, Senior Unsecured Notes, 5.000% due 6/15/32(a)	488,461
175,000	Entergy Louisiana LLC, 1st Mortgage Notes, 4.750% due 9/15/52	159,127
810,000	Essential Utilities Inc., Senior Unsecured Notes, 3.351% due 4/15/50	565,392
880,000	Evergy Inc., Senior Unsecured Notes, 2.900% due 9/15/29	753,183
	Exelon Corp., Senior Unsecured Notes:
870,000	5.150% due 3/15/28	862,269
85,000	4.100% due 3/15/52	67,525
149,412	Fenix Power Peru SA, Senior Unsecured Notes, 4.317% due 9/20/27	137,496
200,000	Florida Power & Light Co., 1st Mortgage Notes, 5.100% due 4/1/33	199,676
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
	Georgia Power Co., Senior Unsecured Notes:
$510,000	2.100% due 7/30/23	$503,175
415,000	4.700% due 5/15/32	394,623
380,000	ITC Holdings Corp., Senior Unsecured Notes, 2.950% due 5/14/30(a)	324,179
90,000	Leeward Renewable Energy Operations LLC, Company Guaranteed Notes, 4.250% due 7/1/29(a)	76,579
661,680	LLPL Capital Pte Ltd., Senior Secured Notes, 6.875% due 2/4/39(a)	602,502
400,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27(a)	382,000
136,700	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	132,293
500,000	Minejesa Capital BV, Senior Secured Notes, 5.625% due 8/10/37	398,510
250,000	Mong Duong Finance Holdings BV, Senior Secured Notes, 5.125% due 5/7/29	212,831
290,000	Monongahela Power Co., 1st Mortgage Notes, 5.400% due 12/15/43(a)	282,979
	National Rural Utilities Cooperative Finance Corp.:
	Secured Notes:
515,000	4.150% due 12/15/32	473,887
140,000	5.800% due 1/15/33	144,132
835,000	Senior Unsecured Notes, 4.800% due 3/15/28	822,046
	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes:
235,000	4.255% due 9/1/24	230,533
95,000	6.051% due 3/1/25	95,579
1,025,000	4.625% due 7/15/27	996,176
1,155,000	2.250% due 6/1/30	934,392
135,000	5.050% due 2/28/33	130,615
	NiSource Inc., Senior Unsecured Notes:
1,104,000	3.600% due 5/1/30	985,504
135,000	1.700% due 2/15/31	102,904
200,000	NRG Energy Inc., Company Guaranteed Notes, 3.625% due 2/15/31(a)	155,075
545,000	Oglethorpe Power Corp., 1st Mortgage Notes, 5.050% due 10/1/48	477,109
340,000	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 2.750% due 5/15/30	295,140
	Pacific Gas & Electric Co.:
	1st Mortgage Notes:
1,385,000	5.450% due 6/15/27	1,352,621
255,000	4.550% due 7/1/30	230,270
1,870,000	2.500% due 2/1/31	1,457,354
100,000	6.150% due 1/15/33	98,709
525,000	4.950% due 7/1/50	414,486
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$135,000	6.750% due 1/15/53	$134,172
240,000	Senior Secured Notes, 3.250% due 6/1/31	195,835
170,000	Pike Corp., Company Guaranteed Notes, 5.500% due 9/1/28(a)	147,528
	Puget Energy Inc., Senior Secured Notes:
535,000	3.650% due 5/15/25	506,162
395,000	4.100% due 6/15/30	354,652
	Sempra Energy, Senior Unsecured Notes:
1,025,000	3.400% due 2/1/28	938,598
105,000	3.700% due 4/1/29	95,554
7,317,000	4.000% due 2/1/48	5,674,148
300,008	Southaven Combined Cycle Generation LLC, Secured Notes, 3.846% due 8/15/33	273,604
	Southern California Edison Co., 1st Mortgage Notes:
155,000	5.850% due 11/1/27	158,629
230,000	5.300% due 3/1/28	228,917
330,000	2.850% due 8/1/29	284,642
545,000	4.125% due 3/1/48	433,004
5,000,000	4.875% due 3/1/49	4,454,151
1,750,000	Southern Co., Senior Unsecured Notes, 3.700% due 4/30/30	1,576,124
230,000	Xcel Energy Inc., Senior Unsecured Notes, 4.600% due 6/1/32	218,095
	Total Utilities	47,933,699
	TOTAL CORPORATE BONDS & NOTES (Cost – $566,186,938)	483,421,756
U.S. GOVERNMENT OBLIGATIONS – 22.6%
	U.S. Treasury Bonds:
1,780,000	1.250% due 11/30/26	1,589,971
41,195,000	4.125% due 11/15/32	41,851,545
3,204,000	1.125% due 8/15/40	2,017,894
3,565,000	2.000% due 11/15/41	2,576,687
7,870,000	3.250% due 5/15/42	6,956,035
9,165,000	3.375% due 8/15/42	8,251,364
4,855,000	4.000% due 11/15/42	4,785,968
4,005,000	3.875% due 2/15/43	3,885,476
6,715,000	3.625% due 2/15/44	6,231,048
12,905,000	3.375% due 5/15/44	11,509,647
1,390,000	2.250% due 8/15/46	1,002,918
8,500,000	3.000% due 2/15/48	7,084,883
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT OBLIGATIONS – (continued)
$7,800,000	3.125% due 5/15/48	$6,658,336
36,325,000	2.375% due 5/15/51	26,666,239
12,330,000	1.875% due 11/15/51	8,019,316
7,170,000	3.000% due 8/15/52	6,027,281
58,925,000	4.000% due 11/15/52	59,974,602
	U.S. Treasury Inflation Indexed Bonds:
1,027,443	0.250% due 2/15/50	720,665
929,709	0.125% due 2/15/52	620,635
	U.S. Treasury Inflation Indexed Notes:
1,164,644	0.750% due 7/15/28	1,114,442
4,438,148	0.250% due 7/15/29	4,093,613
2,645,093	0.125% due 7/15/30	2,388,712
7,482,561	0.625% due 7/15/32	6,916,546
7,144,045	1.125% due 1/15/33	6,887,957
	U.S. Treasury Notes:
3,435,000	2.500% due 4/30/24	3,332,353
9,340,000	4.500% due 11/30/24	9,272,504
2,100,000	4.250% due 12/31/24	2,076,457
2,800,000	4.125% due 1/31/25	2,763,578
10,415,000	2.750% due 5/15/25	9,983,347
9,760,000	2.875% due 6/15/25	9,380,275
31,060,000	0.250% due 8/31/25	27,895,763
1,580,000	0.375% due 11/30/25	1,411,384
15,365,000	4.000% due 12/15/25	15,159,733
3,350,000	3.875% due 1/15/26	3,292,422
2,300,000	4.000% due 2/15/26	2,268,195
10,400,000	0.750% due 4/30/26	9,271,031
22,140,000	2.750% due 4/30/27	20,838,410
1,700,000	4.125% due 10/31/27	1,691,500
8,165,000	3.875% due 11/30/27	8,048,585
2,100,000	3.875% due 12/31/27	2,069,320
2,500,000	3.500% due 1/31/28	2,424,024
3,326,000	2.750% due 2/15/28	3,111,889
2,950,000	3.875% due 11/30/29	2,912,203
1,355,000	3.875% due 12/31/29	1,338,486
2,700,000	3.500% due 1/31/30	2,607,609
9,480,000	2.750% due 8/15/32	8,614,950
15,500,000	3.500% due 2/15/33	14,988,984
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT OBLIGATIONS – (continued)
$54,000,000	3.625% due 2/15/53	$51,409,688
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $480,555,096)	443,994,470
COLLATERALIZED MORTGAGE OBLIGATIONS – 22.3%
1,004,387	510 Asset Backed Trust, Series 2021-NPL1, Class A1, step bond to yield, 2.240% due 6/25/61(a)(f)	920,471
324,699	Ajax Mortgage Loan Trust, Series 2021-C, Class A, step bond to yield, 2.115% due 1/25/61(a)	301,308
	Alternative Loan Trust:
594,620	Series 2005-28CB, Class 1A7, 5.500% due 8/25/35	517,289
5,171,445	Series 2005-7CB, Class 2A2, 0.433% (1-Month USD-LIBOR + 5.050)% due 3/1/38(b)(g)	146,279
5,171,445	Series 2005-7CB, Class 2A5, 5.067% (1-Month USD-LIBOR + 0.450)% due 3/1/38(b)	3,898,627
4,120,261	Series 2006-OA2, Class A1, 5.011% (1-Month USD-LIBOR + 0.420)% due 5/20/46(b)	3,411,517
2,276,594	Series 2007-4CB, Class 1A1, 5.217% (1-Month USD-LIBOR + 0.600)% due 4/25/37(b)	1,774,016
6,396,553	Series 2007-9T1, Class 2A2, 6.000% due 5/25/37	3,142,910
	Angel Oak Mortgage Trust:
394,733	Series 2020-R1, Class A1, 0.990% due 4/25/53(a)(b)	363,317
441,085	Series 2021-1, Class A1, 0.909% due 1/25/66(a)(b)	364,676
359,490	Series 2021-2, Class A1, 0.985% due 4/25/66(a)(b)	298,805
730,811	Series 2021-3, Class A1, 1.068% due 5/25/66(a)(b)	597,906
567,673	Series 2021-4, Class A1, 1.035% due 1/20/65(a)(b)	452,142
905,354	Series 2021-5, Class A1, 0.951% due 7/25/66(a)(b)	738,410
1,279,527	Series 2021-6, Class A1, 1.458% due 9/25/66(a)(b)	1,029,562
1,443,318	Series 2022-1, Class A1, step bond to yield, 2.881% due 12/25/66(a)	1,271,124
	Arbor Multifamily Mortgage Securities Trust:
5,465,000	Series 2020-MF1, Class A5, 2.756% due 5/15/53(a)	4,646,625
1,485,000	Series 2021-MF2, Class A5, 2.513% due 6/15/54(a)	1,209,011
1,920,000	Series 2021-MF2, Class C, 2.809% due 6/15/54(a)(b)	1,370,391
1,250,000	Series 2022-MF4, Class A5, 3.293% due 2/15/55(a)(b)	1,082,105
2,600,000	Series 2022-MF4, Class B, 3.293% due 2/15/55(a)(b)	2,098,426
	BANK:
10,148,735	Series 2017-BNK4, Class XA, 1.341% due 5/15/50(b)(g)	430,634
15,573,782	Series 2018-BN10, Class XA, 0.692% due 2/15/61(b)(g)	429,945
7,540,000	Series 2020-BN30, Class A4, 1.925% due 12/15/53	5,985,862
1,695,000	Series 2023-BNK45, Class XA, 0.994% due 2/15/56(b)(g)	116,712
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	BBCMS Mortgage Trust:
$1,236,000	Series 2018-TALL, Class F, 7.823% (1-Month USD-LIBOR + 3.235)% due 3/15/37(a)(b)	$663,180
1,800,000	Series 2020-C6, Class A4, 2.639% due 2/15/53	1,536,135
1,475,018	Series 2020-C7, Class XA, 1.622% due 4/15/53(b)(g)	106,085
280,000	Series 2022-C16, Class A5, 4.600% due 6/15/55(b)	270,074
365,000	Series 2022-C18, Class A4, 5.439% due 12/15/55(b)	375,318
120,000	Series 2022-C18, Class A5, 5.710% due 12/15/55(b)	125,867
2,146,070	Bear Stearns ALT-A Trust, Series 2006-1, Class 21A2, 3.757% due 2/25/36(b)	1,485,323
	Benchmark Mortgage Trust:
1,835,000	Series 2019-B15, Class A5, 2.928% due 12/15/72	1,588,525
2,365,323	Series 2020-B22, Class XA, 1.515% due 1/15/54(b)(g)	208,501
425,886	BINOM Securitization Trust, Series 2021-INV1, Class A1, 2.034% due 6/25/56(a)(b)	371,898
	BRAVO Residential Funding Trust:
1,086,736	Series 2021-C, Class A1, step bond to yield, 1.620% due 3/1/61(a)	965,850
255,822	Series 2021-NQM1, Class A1, 0.941% due 2/25/49(a)(b)	223,792
212,129	Series 2021-NQM2, Class A1, 0.970% due 3/25/60(a)(b)	197,789
1,265,943	BX, Series 2021-MFM1, Class D, 6.176% (SOFR30A + 1.614)% due 1/15/34(a)(b)	1,227,869
	BX Commercial Mortgage Trust:
544,000	Series 2019-XL, Class D, 6.127% (SOFR30A + 1.564)% due 10/15/36(a)(b)	535,118
1,819,000	Series 2019-XL, Class E, 6.477% (SOFR30A + 1.914)% due 10/15/36(a)(b)	1,786,503
3,145,000	Series 2019-XL, Class F, 6.677% (SOFR30A + 2.114)% due 10/15/36(a)(b)	3,073,903
2,900,000	Series 2021-VOLT, Class C, 5.688% (1-Month USD-LIBOR + 1.100)% due 9/15/36(a)(b)	2,798,258
536,000	Series 2021-VOLT, Class E, 6.588% (1-Month USD-LIBOR + 2.000)% due 9/15/36(a)(b)	514,846
	BX Trust:
78,480	Series 2018-EXCL, Class C, 6.563% (1-Month USD-LIBOR + 1.975)% due 9/15/37(a)(b)	77,502
1,529,000	Series 2019-OC11, Class E, 3.944% due 12/9/41(a)(b)	1,220,163
1,400,000	Series 2021-ARIA, Class A, 5.487% (1-Month USD-LIBOR + 0.899)% due 10/15/36(a)(b)	1,365,817
1,265,000	Series 2022-GPA, Class C, 7.775% (SOFR30A + 3.213)% due 10/15/39(a)(b)	1,263,213
	CAMB Commercial Mortgage Trust:
366,000	Series 2019-LIFE, Class A, 5.658% (1-Month USD-LIBOR + 1.070)% due 12/15/37(a)(b)	364,737
5,900,000	Series 2021-CX2, Class C, 2.771% due 11/10/46(a)(b)	4,460,322
277,241	Cascade MH Asset Trust, Series 2021-MH1, Class A1, 1.753% due 2/25/46(a)	235,899
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$16,064,292	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.226% due 5/10/50(b)(g)	$624,273
3,489,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class E, 6.588% (1-Month USD-LIBOR + 2.000)% due 11/15/36(a)(b)	3,305,017
1,152,334	CIM Trust, Series 2021-R6, Class A1, 1.425% due 7/25/61(a)(b)	1,013,822
	Citigroup Commercial Mortgage Trust:
1,415,000	Series 2015-GC31, Class A4, 3.762% due 6/10/48	1,348,509
31,810,812	Series 2015-GC35, Class XA, 0.721% due 11/10/48(b)(g)	486,327
805,000	Series 2016-P4, Class B, 3.377% due 7/10/49	709,282
7,640,000	Series 2019-GC43, Class A4, 3.038% due 11/10/52	6,655,360
	COLT Mortgage Loan Trust:
581,422	Series 2021-1, Class A1, 0.910% due 6/25/66(a)(b)	469,035
562,183	Series 2021-2, Class A1, 0.924% due 8/25/66(a)(b)	444,611
184,743	Series 2021-2R, Class A1, 0.798% due 7/27/54(a)	156,206
1,057,510	Series 2021-3, Class A1, 0.956% due 9/27/66(a)(b)	832,789
1,390,971	Series 2021-HX1, Class A1, 1.110% due 10/25/66(a)(b)	1,122,831
1,435,385	Series 2022-1, Class A1, 2.284% due 12/27/66(a)(b)	1,249,132
	Commercial Mortgage Trust:
97,465,781	Series 2013-CR9, Class XA, 0.023% due 7/10/45(b)(g)	185
1,050,000	Series 2015-CR23, Class A4, 3.497% due 5/10/48	1,004,209
3,035,000	Series 2020-CX, Class A, 2.173% due 11/10/46(a)	2,391,334
2,615,000	Series 2020-CX, Class B, 2.446% due 11/10/46(a)	2,035,340
1,150,000	Series 2020-CX, Class C, 2.683% due 11/10/46(a)(b)	879,096
3,750,000	Series 2020-SBX, Class C, 2.056% due 1/10/38(a)(b)	3,256,723
203,000	Series 2022-HC, Class A, 2.819% due 1/10/39(a)	175,878
300,000	Series 2022-HC, Class C, 3.376% due 1/10/39(a)	255,763
149,859	Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1, 7.034% (SOFR30A + 2.550)% due 7/25/42(a)(b)	151,353
	Credit Suisse Commercial Mortgage Capital Trust:
444,201	Series 2021-AFC1, Class A1, 0.830% due 3/25/56(a)(b)	352,965
537,240	Series 2021-NQM5, Class A1, 0.938% due 5/25/66(a)(b)	419,895
375,528	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(b)	344,450
	Credit Suisse Mortgage Capital Certificates:
109,727	Series 2019-ICE4, Class D, 6.188% (1-Month USD-LIBOR + 1.600)% due 5/15/36(a)(b)	108,484
5,494,331	Series 2019-ICE4, Class E, 6.738% (1-Month USD-LIBOR + 2.150)% due 5/15/36(a)(b)	5,411,381
	CSAIL Commercial Mortgage Trust:
1,985,982	Series 2015-C4, Class A3, 3.544% due 11/15/48	1,891,235
824,000	Series 2016-C7, Class B, 4.329% due 11/15/49(b)	734,310
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$1,205,000	Series 2018-C14, Class C, 4.916% due 11/15/51(b)	$1,016,649
1,493,968	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-9, Class 5A6, 5.500% due 10/25/35	868,878
	CSMC:
1,275,857	Series 2010-8R, Class 5A11, 3.571% due 2/26/37(a)(b)	1,197,779
542,412	Series 2020-NET, Class A, 2.257% due 8/15/37(a)	487,326
183,000	Series 2021-B33, Class A1, 3.053% due 10/10/43(a)	155,370
650,000	Series 2021-B33, Class A2, 3.167% due 10/10/43(a)	514,042
194,651	Series 2021-NQM1, Class A1, 0.809% due 5/25/65(a)(b)	163,746
772,186	Series 2021-NQM2, Class A1, 1.179% due 2/25/66(a)(b)	648,233
877,609	Series 2021-NQM4, Class A1, 1.101% due 5/25/66(a)(b)	699,212
1,461,834	Series 2021-NQM6, Class A1, 1.174% due 7/25/66(a)(b)	1,163,619
650,033	Series 2021-NQM8, Class A1, 1.841% due 10/25/66(a)(b)	549,807
1,543,110	Series 2022-NQM1, Class A1, 2.265% due 11/25/66(a)(b)	1,333,208
3,545,399	DBGS Mortgage Trust, Series 2018-BIOD, Class E, 6.288% (1-Month USD-LIBOR + 1.700)% due 5/15/35(a)(b)	3,467,507
	DBJPM Mortgage Trust:
21,195,000	Series 2017-C6, Class XB, 0.198% due 6/10/50(b)(g)	250,466
2,224,516	Series 2020-C9, Class XA, 1.708% due 9/15/53(b)(g)	150,527
610,000	DC Office Trust, Series 2019-MTC, Class A, 2.965% due 9/15/45(a)	496,024
	Deephaven Residential Mortgage Trust:
137,144	Series 2021-1, Class A1, 0.715% due 5/25/65(a)(b)	122,896
250,666	Series 2021-2, Class A1, 0.899% due 4/25/66(a)(b)	212,174
1,801,107	Series 2022-2, Class A1, 4.300% due 3/25/67(a)(b)	1,687,452
4,458,682	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 5.111% (1-Month USD-LIBOR + 0.520)% due 8/19/45(b)	3,163,054
	Ellington Financial Mortgage Trust:
105,234	Series 2021-1, Class A1, 0.797% due 2/25/66(a)(b)	85,568
242,923	Series 2021-2, Class A1, 0.931% due 6/25/66(a)(b)	195,127
925,840	Series 2021-3, Class A1, 1.241% due 9/25/66(a)(b)	733,389
721,714	Series 2022-1, Class A1, 2.206% due 1/25/67(a)(b)	612,315
	Federal Home Loan Mortgage Corp. (FHLMC). REMICS:
661,767	Series 3835, Class FO, 0.000% due 4/15/41(h)	527,393
1,127,882	Series 4116, Class AP, 1.350% due 8/15/42	963,488
3,952,231	Series 4223, Class SB, 0.000% (1-Month USD-LIBOR + 5.431)% due 7/15/43(b)	2,671,908
1,000,000	Series 4265, Class GL, 3.000% due 4/15/42	862,232
939,969	Series 4358, Class Z, 3.000% due 6/15/44	822,093
746,244	Series 4447, Class IO, 5.000% due 3/15/45(g)	159,497
282,398	Series 4493, Class ZG, 3.000% due 7/15/45	246,483
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$727,821	Series 4504, Class DZ, 3.500% due 8/15/45	$671,377
129,213	Series 4518, Class CZ, 3.500% due 10/15/45	116,754
9,232,064	Series 4655, Class CZ, 3.000% due 2/15/47	7,819,816
21,688,165	Series 4726, Class Z, 3.500% due 10/15/47	19,526,384
4,643,360	Series 4892, Class ES, 1.533% (1-Month USD-LIBOR + 6.150)% due 7/25/45(b)(g)	472,404
374,544	Series 5018, Class LW, 1.000% due 10/25/40	296,169
729,337	Series 5083, Class AI, 2.500% due 3/25/51(g)	105,658
1,727,900	Series 5092, Class WI, 2.500% due 4/25/36(g)	179,043
	Federal National Mortgage Association (FNMA), Aces:
32,821,508	Series 2020-M12, Class IO, 1.284% due 7/25/29(b)(g)	1,761,370
10,770,294	Series 2020-M15, Class X1, 1.472% due 9/25/31(b)(g)	600,363
20,853,113	Series 2020-M7, Class X2, 1.241% due 3/25/31(b)(g)	1,396,299
7,045,648	Series 2022-M4, Class A1X, 2.465% due 5/25/30(b)	6,284,849
7,413,393	Series 2022-M5, Class A1, 2.368% due 1/1/34(b)	6,569,223
	Federal National Mortgage Association (FNMA), REMICS:
471,000	Series 2011-142, Class PE, 3.500% due 1/25/42	430,158
125,734	Series 2011-51, Class TO, 0.000% due 6/25/41(h)	97,634
638,559	Series 2012-120, Class ZB, 3.500% due 11/25/42	587,620
493,946	Series 2013-15, Class ZV, 3.000% due 3/25/43	440,278
1,072,000	Series 2013-62, Class PY, 2.500% due 6/25/43	891,789
1,582,123	Series 2013-72, Class IW, 3.500% due 7/25/33(g)	136,834
3,023,699	Series 2014-11, Class KZ, 2.500% due 10/25/41	2,657,634
526,858	Series 2014-95, Class ZC, 3.000% due 1/25/45	460,972
697,456	Series 2015-55, Class PD, 2.500% due 3/25/43	660,600
741,865	Series 2016-3, Class MI, 5.500% due 2/25/46(g)	122,164
503,551	Series 2016-43, Class GZ, 3.000% due 7/25/46	428,263
774,792	Series 2017-105, Class ZE, 3.000% due 1/25/48	593,449
120,542	Series 2017-107, Class GA, 3.000% due 8/25/45	119,526
680,937	Series 2017-22, Class BZ, 3.500% due 4/25/47	613,540
7,731,019	Series 2017-24, Class LG, 3.000% due 4/25/37	6,908,087
406,295	Series 2020-35, Class AI, 3.000% due 6/25/50(g)	66,293
722,420	Series 2020-74, Class HI, 5.500% due 10/25/50(g)	144,561
2,056,741	Series 2020-99, Class KI, 1.500% due 11/25/35(g)	119,131
1,037,981	Series 2021-3, Class NI, 2.500% due 2/25/51(g)	144,381
961,806	Series 2021-3, Class TI, 2.500% due 2/25/51(g)	154,764
11,900,528	Series 2021-4, Class GD, 1.000% due 2/25/51	9,278,533
883,852	Series 2022-3, Class PI, 3.000% due 1/25/52(g)	117,142
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	FMC GMSR Issuer Trust:
$4,000,000	Series 2021-GT1, Class A, 3.620% due 7/25/26(a)(b)	$3,368,465
3,420,000	Series 2021-GT2, Class A, 3.850% due 10/25/26(a)(b)	2,896,962
	Freddie Mac Multifamily Structured Pass-Through Certificates:
107,091,864	Series K064, Class X1, 0.601% due 3/25/27(b)(g)	2,188,187
6,770,000	Series K084, Class A2, 3.780% due 10/25/28(b)	6,480,900
6,000,000	Series K085, Class A2, 4.060% due 10/25/28(b)	5,825,182
2,073,457	Series K118, Class X1, 0.959% due 9/25/30(b)(g)	115,133
63,631,219	Series K119, Class X1, 0.930% due 9/25/30(b)(g)	3,435,488
29,111,680	Series K120, Class X1, 1.038% due 10/25/30(b)(g)	1,727,997
41,369,774	Series K121, Class X1, 1.024% due 10/25/30(b)(g)	2,416,785
12,747,888	Series K122, Class X1, 0.881% due 11/25/30(b)(g)	653,620
23,915,815	Series K124, Class X1, 0.720% due 12/25/30(b)(g)	1,045,351
53,797,891	Series K125, Class X1, 0.583% due 1/25/31(b)(g)	1,918,062
30,647,085	Series K129, Class X1, 1.034% due 5/25/31(b)(g)	1,905,449
30,162,329	Series K130, Class X1, 1.037% due 6/25/31(b)(g)	1,989,673
55,986,954	Series K132, Class X1, 0.508% due 8/25/31(b)(g)	1,933,515
30,290,218	Series K-1519, Class X1, 0.598% due 12/25/35(b)(g)	1,488,561
1,500,000	Series Q001, Class A3, 3.815% due 2/25/32	1,408,323
5,000,000	Freddie Mac STACR REMIC Trust, Series 2021-HQA2, Class M2, 6.534% (SOFR30A + 2.050)% due 12/25/33(a)(b)	4,756,888
	Freddie Mac Strips:
934,088	Series 303, Class C10, 3.500% due 1/15/33(g)	101,505
980,963	Series 375, Class C1, 2.500% due 1/25/51(g)	149,309
1,828,538	Series 386, Class C14, 2.500% due 3/15/52(g)	266,293
6,145,369	Series 389, Class C1, 1.500% due 5/15/37(g)	369,772
	FREMF Mortgage Trust:
2,000,000	Series 2019-K102, Class B, 3.531% due 12/25/51(a)(b)	1,755,254
3,980,000	Series 2019-K97, Class B, 3.767% due 9/25/51(a)(b)	3,565,528
1,885,000	Series 2020-K105, Class B, 3.530% due 3/25/53(a)(b)	1,641,593
	GCAT Trust:
495,115	Series 2021-NQM1, Class A1, 0.874% due 1/25/66(a)(b)	412,864
510,603	Series 2021-NQM2, Class A1, 1.036% due 5/25/66(a)(b)	412,641
681,443	Series 2021-NQM3, Class A1, 1.091% due 5/25/66(a)(b)	555,229
918,230	Series 2021-NQM4, Class A1, 1.093% due 8/25/66(a)(b)	722,656
1,296,912	Series 2021-NQM5, Class A1, 1.262% due 7/25/66(a)(b)	1,015,291
492,508	Series 2021-NQM7, Class A1, 1.915% due 8/25/66(a)(b)	430,972
	Government National Mortgage Association (GNMA):
723,792	Series 2012-116, Class IB, 4.000% due 9/16/42(g)	146,664
1,297,953	Series 2012-32, Class Z, 3.500% due 3/20/42	1,221,505
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$662,962	Series 2014-12, Class ZB, 3.000% due 1/16/44	$594,472
765,408	Series 2014-46, Class IO, 5.000% due 3/16/44(g)	113,786
625,000	Series 2018-37, Class BY, 3.500% due 3/20/48	562,134
565,525	Series 2019-5, Class JI, 5.000% due 7/16/44(g)	92,914
26,152,073	Series 2020-173, Class JI, 2.000% due 11/20/50(g)	2,741,846
15,254,754	Series 2021-129, Class IO, 0.989% due 6/16/63(b)(g)	1,088,890
11,986,825	Series 2021-137, Class IQ, 3.000% due 8/20/51(g)	1,803,602
21,787,880	Series 2021-184, Class IO, 0.882% due 12/16/61(b)(g)	1,454,766
14,942,871	Series 2021-30, Class IB, 2.500% due 2/20/51(g)	1,994,728
18,362,733	Series 2021-35, Class IO, 0.994% due 12/16/62(b)(g)	1,316,590
19,382,744	Series 2021-52, Class IO, 0.719% due 4/16/63(b)(g)	1,051,764
16,972,351	Series 2021-58, Class SL, 0.000% (1-Month USD-LIBOR + 3.750)% due 4/20/51(b)(g)	463,914
4,900,185	Series 2021-77, Class EA, 1.000% due 7/20/50	3,787,296
15,204,213	Series 2021-77, Class IT, 2.500% due 5/20/51(g)	2,166,089
19,942,496	Series 2021-79, Class IO, 0.911% due 8/16/63(b)(g)	1,339,035
9,962,699	Series 2022-174, Class AZ, 3.500% due 5/20/51	8,411,101
502,569	Series 2022-24, Class GA, 3.000% due 2/20/52	457,610
28,406,146	Series 2022-49, Class IO, 0.761% due 3/16/64(b)(g)	1,741,899
16,957,537	Series 2022-61, Class EI, 3.000% due 7/20/51(g)	2,404,535
8,555,600	Series 2022-64, Class IO, 2.500% due 2/20/50(g)	1,051,723
31,675,073	Series 2022-80, Class IO, 0.590% due 6/16/64(b)(g)	1,658,105
29,067,401	Series 2022-82, Class IO, 0.539% due 2/16/64(b)(g)	1,463,602
	Great Wolf Trust:
500,000	Series 2019-WOLF, Class E, 7.408% (SOFR30A + 2.846)% due 12/15/36(a)(b)	481,170
500,000	Series 2019-WOLF, Class F, 7.807% (SOFR30A + 3.245)% due 12/15/36(a)(b)	476,150
	GS Mortgage Securities Corp. Trust:
400,000	Series 2018-TWR, Class D, 6.438% (1-Month USD-LIBOR + 1.850)% due 7/15/31(a)(b)	326,000
400,000	Series 2018-TWR, Class E, 6.938% (1-Month USD-LIBOR + 2.350)% due 7/15/31(a)(b)	314,000
400,000	Series 2018-TWR, Class F, 7.638% (1-Month USD-LIBOR + 3.050)% due 7/15/31(a)(b)	302,000
400,000	Series 2018-TWR, Class G, 8.763% (1-Month USD-LIBOR + 4.175)% due 7/15/31(a)(b)	282,000
700,000	Series 2021-IP, Class D, 6.688% (1-Month USD-LIBOR + 2.100)% due 10/15/36(a)(b)	644,237
100,000	Series 2022-SHIP, Class A, 5.293% (SOFR30A + 0.731)% due 8/15/36(a)(b)	99,214
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	GS Mortgage Securities Trust:
$705,000	Series 2015-GC30, Class A4, 3.382% due 5/10/50	$670,643
10,001,853	Series 2017-GS7, Class XA, 1.082% due 8/10/50(b)(g)	367,236
1,400,000	Series 2018-GS9, Class A4, 3.992% due 3/10/51(b)	1,315,939
1,200,000	Series 2018-GS9, Class C, 4.353% due 3/10/51(b)	1,035,792
1,500,000	Series 2020-GC45, Class A5, 2.911% due 2/13/53	1,297,859
5,010,061	HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 4.891% (1-Month USD-LIBOR + 0.300)% due 1/25/47(b)	4,327,452
	Imperial Fund Mortgage Trust:
514,802	Series 2021-NQM2, Class A1, 1.073% due 9/25/56(a)(b)	407,968
926,580	Series 2021-NQM3, Class A1, 1.595% due 11/25/56(a)(b)	765,085
1,478,357	Series 2022-NQM2, Class A1, step bond to yield, 3.638% due 3/25/67(a)	1,339,732
	JP Morgan Chase Commercial Mortgage Securities Trust:
805,000	Series 2018-WPT, Class FFX, 5.364% due 7/5/33(a)(b)	571,550
1,950,000	Series 2019-OSB, Class A, 3.397% due 6/5/39(a)	1,715,223
823,000	Series 2020-ACE, Class C, 3.694% due 1/10/37(a)(b)	730,961
805,000	Series 2020-LOOP, Class E, 3.861% due 12/5/38(a)(b)	559,306
679,836	Series 2022-NLP, Class A, 5.159% (SOFR30A + 0.597)% due 4/15/37(a)(b)	644,077
	JP Morgan Mortgage Trust:
2,198,227	Series 2006-S1, Class 2A9, 6.500% due 4/25/36	2,190,298
6,413,046	Series 2006-S4, Class A7, 6.000% due 1/25/37	2,746,696
1,547,253	Series 2021-3, Class B1, 2.943% due 7/25/51(a)(b)	1,204,483
	JPMBB Commercial Mortgage Securities Trust:
1,667,000	Series 2015-C27, Class C, 4.311% due 2/15/48(b)	1,511,630
1,205,000	Series 2015-C28, Class C, 4.145% due 10/15/48(b)	1,106,551
529,000	Series 2016-C1, Class A5, 3.576% due 3/17/49	500,162
1,100,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A5, 3.490% due 7/15/50	1,016,725
1,123,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class B, 3.294% due 5/13/53(b)	909,684
	Legacy Mortgage Asset Trust:
372,384	Series 2021-GS2, Class A1, step bond to yield, 1.750% due 4/25/61(a)	343,718
491,770	Series 2021-GS3, Class A1, step bond to yield, 1.750% due 7/25/61(a)	447,622
250,195	Series 2021-GS4, Class A1, step bond to yield, 1.650% due 11/25/60(a)	224,558
3,097,134	Lehman XS Trust, Series 2007-4N, Class 1A3, 5.097% (1-Month USD-LIBOR + 0.480)% due 3/25/47(b)	2,755,153
	Life Mortgage Trust:
1,384,022	Series 2021-BMR, Class A, 5.288% (1-Month USD-LIBOR + 0.700)% due 3/15/38(a)(b)	1,358,930
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$3,179,908	Series 2021-BMR, Class D, 5.988% (1-Month USD-LIBOR + 1.400)% due 3/15/38(a)(b)	$3,080,274
2,400,000	Series 2022-BMR2, Class D, 7.104% (SOFR30A + 2.542)% due 5/15/39(a)(b)	2,364,374
826,544	Med Trust, Series 2021-MDLN, Class G, 9.838% (1-Month USD-LIBOR + 5.250)% due 11/15/38(a)(b)	774,710
6,167,096	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1, Class AF1, 5.750% due 8/25/36	3,069,931
	MFA Trust:
320,936	Series 2021-NQM1, Class A1, 1.153% due 4/25/65(a)(b)	283,725
389,657	Series 2021-NQM2, Class A1, 1.029% due 11/25/64(a)(b)	317,760
	Morgan Stanley Bank of America Merrill Lynch Trust:
16,001,561	Series 2014-C19, Class XA, 0.954% due 12/15/47(b)(g)	189,871
2,583,782	Series 2015-C20, Class A4, 3.249% due 2/15/48	2,466,903
1,405,000	Series 2015-C26, Class A5, 3.531% due 10/15/48	1,332,208
1,652,000	Series 2016-C31, Class C, 4.266% due 11/15/49(b)	1,310,139
	Morgan Stanley Capital I Trust:
14,170,765	Series 2016-UB11, Class XA, 1.440% due 8/15/49(b)(g)	551,950
12,130,974	Series 2016-UB12, Class XA, 0.652% due 12/15/49(b)(g)	236,253
467,000	Series 2018-SUN, Class A, 5.488% (1-Month USD-LIBOR + 0.900)% due 7/15/35(a)(b)	462,306
1,356,000	Series 2019-H7, Class AS, 3.524% due 7/15/52	1,184,098
583,000	Series 2019-H7, Class B, 3.725% due 7/15/52	499,762
21,984,095	Series 2019-L3, Class XA, 0.636% due 11/15/52(b)(g)	701,297
806,000	Series 2020-L4, Class B, 3.082% due 2/15/53	653,811
1,677,880	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1, 2.693% due 10/25/60(a)(b)	1,646,702
	New Residential Mortgage Loan Trust:
367,621	Series 2021-NQ1R, Class A1, 0.943% due 7/25/55(a)(b)	310,954
253,810	Series 2021-NQ2R, Class A1, 0.941% due 10/25/58(a)(b)	226,605
1,126,947	Series 2021-NQM3, Class A1, 1.156% due 11/27/56(a)(b)	919,587
1,096,922	NMLT Trust, Series 2021-INV1, Class A1, 1.185% due 5/25/56(a)(b)	904,569
	OBX Trust:
718,593	Series 2021-NQM1, Class A1, 1.072% due 2/25/66(a)(b)	592,851
653,589	Series 2021-NQM3, Class A1, 1.054% due 7/25/61(a)(b)	504,063
1,261,253	Series 2022-NQM1, Class A1, 2.305% due 11/25/61(a)(b)	1,050,124
	PMT Credit Risk Transfer Trust:
841,930	Series 2019-2R, Class A, 7.267% (1-Month USD-LIBOR + 2.750)% due 5/27/23(a)(b)	830,891
433,001	Series 2019-3R, Class A, 8.217% (1-Month USD-LIBOR + 3.700)% due 11/27/31(a)(b)	424,058
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$1,393,069	PRET LLC, Series 2021-RN3, Class A1, step bond to yield, 1.843% due 9/25/51(a)	$1,276,026
1,077,894	Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, step bond to yield, 1.992% due 2/25/61(a)	998,283
	PRPM LLC:
274,830	Series 2021-2, Class A1, 2.115% due 3/25/26(a)(b)	257,054
503,146	Series 2021-3, Class A1, step bond to yield, 1.867% due 4/25/26(a)	466,148
687,995	Series 2021-5, Class A1, step bond to yield, 1.793% due 6/25/26(a)	639,639
630,608	Series 2021-6, Class A1, step bond to yield, 1.793% due 7/25/26(a)	583,042
3,600,928	Series 2021-7, Class A1, step bond to yield, 1.867% due 8/25/26(a)	3,319,872
631,359	Series 2021-8, Class A1, 1.743% due 9/25/26(a)(b)	583,582
1,661,926	Series 2021-9, Class A1, step bond to yield, 2.363% due 10/25/26(a)	1,553,180
247,638	Series 2021-RPL1, Class A1, step bond to yield, 1.319% due 7/25/51(a)	220,151
980,854	Series 2022-5, Class A1, step bond to yield, 6.900% due 9/27/27(a)	971,874
	Rali Trust:
1,182,643	Series 2005-QS13, Class 1A3, 5.500% due 9/25/35	955,932
3,103,959	Series 2006-QS17, Class A8, 6.000% due 12/25/36	2,465,318
3,730,546	Residential Asset Securitization Trust, Series 2005-A8CB, Class A6, 5.000% due 7/25/35	2,178,617
	Residential Mortgage Loan Trust:
3,100,000	Series 2020-1, Class M1, 3.242% due 1/26/60(a)(b)	2,587,361
271,520	Series 2021-1R, Class A1, 0.859% due 1/25/65(a)(b)	249,256
	Seasoned Credit Risk Transfer Trust:
349,853	Series 2019-1, Class MA, 3.500% due 7/25/58	330,390
530,758	Series 2019-1, Class MT, 3.500% due 7/25/58	486,661
5,548,795	Series 2019-4, Class MV, 3.000% due 2/25/59	4,843,524
662,668	Series 2020-1, Class MT, 2.500% due 8/25/59	561,014
6,459,955	Series 2020-2, Class MT, 2.000% due 11/25/59	5,315,889
6,348,670	Series 2020-3, Class M5TW, 3.000% due 5/25/60	5,685,823
3,640,000	SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class B, 4.388% due 1/5/43(a)(b)	2,336,271
	SG Residential Mortgage Trust:
930,010	Series 2021-1, Class A1, 1.160% due 7/25/61(a)(b)	737,558
5,238,000	Series 2021-2, Class B1, 4.038% due 12/25/61(a)(b)	3,361,275
5,150,000	SMRT, Series 2022-MINI, Class D, 6.513% (SOFR30A + 1.950)% due 1/15/39(a)(b)	4,879,147
596,200	STAR Trust, Series 2021-1, Class A1, 1.219% due 5/25/65(a)(b)	523,895
	Starwood Mortgage Residential Trust:
203,590	Series 2021-2, Class A1, 0.943% due 5/25/65(a)(b)	187,443
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$779,946	Series 2021-3, Class A1, 1.127% due 6/25/56(a)(b)	$630,716
1,111,072	Series 2021-4, Class A1, 1.162% due 8/25/56(a)(b)	922,093
998,749	Series 2021-6, Class A1, 1.920% due 11/25/66(a)(b)	827,446
3,480,000	STWD Trust, Series 2021-FLWR, Class D, 5.963% (1-Month USD-LIBOR + 1.375)% due 7/15/36(a)(b)	3,349,182
840,000	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, step bond to yield, 2.240% due 6/25/24(a)	772,731
1,556,600	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918% due 11/30/60(a)(b)	1,288,248
539,000	Triangle Re Ltd., Series 2021-3, Class M1A, 6.384% (SOFR30A + 1.900)% due 2/25/34(a)(b)	539,000
433,992	TRK Trust, Series 2021-INV1, Class A1, 1.153% due 7/25/56(a)(b)	365,783
	UBS Commercial Mortgage Trust:
4,338,710	Series 2017-C1, Class XA, 1.524% due 6/15/50(b)(g)	210,799
1,685,321	Series 2017-C7, Class A3, 3.418% due 12/15/50	1,552,032
	VCAT LLC:
184,962	Series 2021-NPL2, Class A1, step bond to yield, 2.115% due 3/27/51(a)(f)	172,937
839,321	Series 2021-NPL4, Class A1, step bond to yield, 1.868% due 8/25/51(a)	768,075
	Verus Securitization Trust:
3,814,000	Series 2021-1, Class B1, 2.977% due 1/25/66(a)(b)	2,375,031
306,529	Series 2021-2, Class A1, 1.031% due 2/25/66(a)(b)	260,295
451,423	Series 2021-4, Class A1, 0.938% due 7/25/66(a)(b)	358,688
1,160,174	Series 2021-5, Class A1, 1.013% due 9/25/66(a)(b)	930,160
1,213,197	Series 2021-6, Class A1, 1.630% due 10/25/66(a)(b)	993,351
1,382,645	Series 2021-7, Class A1, 1.829% due 10/25/66(a)(b)	1,159,556
265,456	Series 2021-R1, Class A1, 0.820% due 10/25/63(a)(b)	237,527
351,192	Series 2021-R2, Class A1, 0.918% due 2/25/64(a)(b)	308,007
961,360	Series 2022-1, Class A1, step bond to yield, 2.724% due 1/25/67(a)	852,538
4,000,000	Series 2023-INV1, Class A1, 5.999% due 2/25/68(a)(b)	3,989,240
328,760	VOLT C LLC, Series 2021-NPL9, Class A1, step bond to yield, 1.992% due 5/25/51(a)	297,428
914,985	VOLT XCIII LLC, Series 2021-NPL2, Class A1, step bond to yield, 1.893% due 2/27/51(a)	826,891
1,961,950	VOLT XCVII LLC, Series 2021-NPL6, Class A1, step bond to yield, 2.240% due 4/25/51(a)	1,784,218
	Wells Fargo Commercial Mortgage Trust:
1,400,000	Series 2016-BNK1, Class A3, 2.652% due 8/15/49	1,271,284
9,186,124	Series 2017-C38, Class XA, 0.968% due 7/15/50(b)(g)	288,754
800,000	Series 2018-C45, Class ASB, 4.147% due 6/15/51	774,474
806,000	Series 2020-C55, Class AS, 2.937% due 2/15/53	671,883
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$3,454,283	Series 2021-SAVE, Class D, 7.088% (1-Month USD-LIBOR + 2.500)% due 2/15/40(a)(b)	$3,129,576
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $520,049,196)	437,094,642
MORTGAGE-BACKED SECURITIES – 20.8%
FHLMC – 4.2%
	Federal Home Loan Mortgage Corp. (FHLMC)., Gold:
10,294,704	3.000% due 3/1/35 – 4/1/50	9,101,551
3,781,418	3.030% due 1/1/50	3,046,969
13,403,723	3.500% due 12/1/46 – 1/1/48	12,442,550
51,044	4.000% due 12/1/47	48,785
	Federal Home Loan Mortgage Corp. (FHLMC)., Gold UMBS:
13,043,623	2.000% due 12/1/40 – 4/1/52	10,716,098
16,300,614	2.500% due 5/1/50 – 4/1/52	13,857,247
28,313,311	3.000% due 2/1/33 – 6/1/52	25,169,696
844,270	3.500% due 8/1/43	791,071
2,696,181	4.000% due 10/1/44 – 7/1/49	2,576,958
4,034,779	4.500% due 5/1/48 – 10/1/52	3,893,962
195,182	5.000% due 8/1/52	192,091
691,750	5.500% due 2/1/53	695,476
	TOTAL FHLMC	82,532,454
FNMA – 13.5%
	Federal National Mortgage Association (FNMA):
225,065	2.250% due 4/1/33	187,371
686,782	2.500% due 1/1/57	582,132
4,443,000	2.760% due 9/1/31	3,931,693
4,403,662	3.000% due 4/1/53	3,930,706
475,000	3.520% due 11/1/32	443,121
1,590,555	3.921% due 5/1/44(b)	1,621,678
	Federal National Mortgage Association (FNMA) UMBS:
2,516,784	1.500% due 9/1/51 – 4/1/52	1,947,092
44,464,099	2.000% due 9/1/40 – 7/1/51	36,527,589
15,920,000	2.000% due 3/1/53(i)	12,964,539
78,525,255	2.500% due 6/1/30 – 5/1/52	66,902,119
6,930,000	2.500% due 3/1/53(i)	5,869,656
2,210,000	3.000% due 3/1/27(i)	2,060,577
33,892,825	3.000% due 2/1/30 – 5/1/52	30,369,600
15,650,359	3.500% due 7/1/32 – 4/1/52	14,456,346
2,035,000	3.500% due 3/1/38(i)	1,939,609
205,000	4.000% due 3/15/26(i)	199,875
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$9,580,233	4.000% due 8/1/38 – 7/1/52	$9,091,637
35,161,000	4.500% due 3/1/38 – 3/1/53(i)	33,935,556
12,387,810	4.500% due 5/1/48 – 8/1/52	11,950,407
681,591	5.000% due 7/1/52	670,799
12,695,000	5.000% due 3/1/53(i)	12,478,788
2,336,090	5.500% due 11/1/52 – 12/1/52	2,341,338
10,251,000	5.500% due 3/1/53(i)	10,233,381
750,000	6.000% due 3/1/53(i)	758,668
	TOTAL FNMA	265,394,277
GNMA – 3.1%
	Government National Mortgage Association (GNMA):
2,500,000	2.000% due 3/1/53(i)	2,095,264
2,365,000	2.500% due 3/1/53(i)	2,044,986
7,340,000	3.000% due 3/1/53(i)	6,551,667
5,315,000	4.000% due 3/1/53(i)	5,021,222
4,240,000	4.500% due 3/1/53(i)	4,110,978
1,165,000	5.000% due 3/1/53(i)	1,150,984
	Government National Mortgage Association (GNMA) II:
711,686	2.000% due 10/20/50	600,932
7,535,599	2.500% due 9/20/51 – 10/20/51	6,508,023
6,626,953	3.000% due 4/20/31 – 4/20/52	5,940,809
532,537	3.000% due 12/20/52	476,176
23,549,181	3.500% due 8/20/42 – 1/20/53	21,692,699
2,548,946	4.000% due 10/20/44 – 3/20/49	2,448,467
1,157,105	4.500% due 2/20/40 – 8/20/49	1,144,948
	TOTAL GNMA	59,787,155
	TOTAL MORTGAGE-BACKED SECURITIES (Cost – $444,278,900)	407,713,886
ASSET-BACKED SECURITIES – 8.5%
1,000,000	37 Capital CLO I, Series 2021-1A, Class A, 5.992% (3-Month USD-LIBOR + 1.200)% due 10/15/34(a)(b)(f)	980,285
1,600,000	AIG CLO LLC, Series 2021-1A, Class A, 5.915% (3-Month USD-LIBOR + 1.100)% due 4/22/34(a)(b)	1,574,588
500,000	Allegro CLO X Ltd., Series 2019-1A, Class AR, 5.958% (3-Month USD-LIBOR + 1.150)% due 7/20/32(a)(b)	492,176
500,000	ALM 2020 Ltd., Series 2020-1A, Class A2, 6.642% (3-Month USD-LIBOR + 1.850)% due 10/15/29(a)(b)	494,684
4,000,000	AMSR Trust, Series 2020-SFR4, Class E2, 2.456% due 11/17/37(a)	3,527,143
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,000,000	Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class B, 6.302% (3-Month USD-LIBOR + 1.500)% due 1/28/31(a)(b)	$980,712
500,000	Apidos CLO XII, Series 2013-12A, Class CR, 6.592% (3-Month USD-LIBOR + 1.800)% due 4/15/31(a)(b)	474,977
260,000	Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, 5.688% (1-Month USD-LIBOR + 1.100)% due 5/15/36(a)(b)	256,173
1,407,230	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE2, Class A4, 4.847% (1-Month USD-LIBOR + 0.230)% due 5/25/37(b)	992,746
570,000	Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.210% due 7/15/30(a)	550,983
	Avis Budget Rental Car Funding AESOP LLC:
68,333	Series 2017-2A, Class A, 2.970% due 3/20/24(a)	68,260
5,920,000	Series 2020-1A, Class A, 2.330% due 8/20/26(a)	5,496,761
1,440,000	Bain Capital Credit CLO, Series 2019-1A, Class AR, 5.928% (3-Month USD-LIBOR + 1.130)% due 4/19/34(a)(b)	1,415,718
1,660,000	Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 5.998% (3-Month USD-LIBOR + 1.180)% due 7/25/34(a)(b)	1,629,138
1,000,000	Battalion CLO XI Ltd., Series 2017-11A, Class AR, 5.966% (3-Month USD-LIBOR + 1.150)% due 4/24/34(a)(b)	980,007
164,547	BHG Securitization Trust, Series 2021-B, Class A, 0.900% due 10/17/34(a)	156,445
1,085,000	BlueMountain CLO XXIV Ltd., Series 2019-24A, Class AR, 5.908% (3-Month USD-LIBOR + 1.100)% due 4/20/34(a)(b)	1,064,945
	BSPRT Issuer Ltd.:
775,000	Series 2021-FL6, Class A, 5.688% (1-Month USD-LIBOR + 1.100)% due 3/15/36(a)(b)	764,656
370,000	Series 2021-FL7, Class B, 6.638% (1-Month USD-LIBOR + 2.050)% due 12/15/38(a)(b)	355,576
2,000,000	Capital Four US CLO I Ltd., Series 2021-1A, Class A, 6.005% (3-Month USD-LIBOR + 1.210)% due 1/18/35(a)(b)	1,959,915
1,973,747	Carlyle Global Market Strategies CLO Ltd., Series 2014-3RA, Class A1A, 5.865% (3-Month USD-LIBOR + 1.050)% due 7/27/31(a)(b)	1,951,936
1,700,000	Carmax Auto Owner Trust, Series 2021-1, Class C, 0.940% due 12/15/26	1,541,629
1,280,775	Carrington Mortgage Loan Trust, Series 2006-NC4, Class A3, 4.777% (1-Month USD-LIBOR + 0.160)% due 10/25/36(b)	1,228,612
500,000	CBAM Ltd., Series 2019-10A, Class A1R, 5.928% (3-Month USD-LIBOR + 1.120)% due 4/20/32(a)(b)	493,085
4,476,263	C-BASS Trust, Series 2006-CB9, Class A4, 5.077% (1-Month USD-LIBOR + 0.460)% due 11/25/36(b)	2,109,127
108,750	CF Hippolyta Issuer LLC, Series 2021-1A, Class B1, 1.980% due 3/15/61(a)	92,806
1,250,000	CQS US CLO Ltd., Series 2021-1A, Class A, 6.028% (3-Month USD-LIBOR + 1.220)% due 1/20/35(a)(b)	1,234,700
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$465,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.000% due 5/15/30(a)	$447,962
4,147,817	Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV4, 2.687% (1-Month USD-LIBOR + 0.480)% due 5/25/36(b)	2,712,120
1,606,725	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352% due 5/20/49(a)	1,495,347
	Domino’s Pizza Master Issuer LLC:
984,550	Series 2019-1A, Class A2, 3.668% due 10/25/49(a)	875,160
673,013	Series 2021-1A, Class A2I, 2.662% due 4/25/51(a)	576,312
2,000,000	Dryden 53 CLO Ltd., Series 2017-53A, Class A, 5.912% (3-Month USD-LIBOR + 1.120)% due 1/15/31(a)(b)	1,981,072
310,000	DT Auto Owner Trust, Series 2023-1A, Class B, 5.190% due 10/16/28(a)	306,319
480,000	Enterprise Fleet Financing, Series 2023-1, Class A3, 5.420% due 10/22/29(a)(j)	480,450
	Exeter Automobile Receivables Trust:
600,000	Series 2021-1A, Class D, 1.080% due 11/16/26	563,818
900,000	Series 2021-1A, Class E, 2.210% due 2/15/28(a)	829,026
500,000	Series 2022-1A, Class B, 2.180% due 6/15/26	489,751
197,000	Series 2022-6A, Class B, 6.030% due 8/16/27	197,582
470,000	Series 2023-1A, Class B, 5.720% due 4/15/27	469,706
5,416,934	First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A1, 4.757% (1-Month USD-LIBOR + 0.140)% due 3/25/37(b)	2,954,067
1,362,296	FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.250% due 7/17/39(a)	1,303,133
173,000	Flagship Credit Auto Trust, Series 2023-1, Class B, 5.050% due 1/18/28(a)	170,935
2,685,000	Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.780% due 9/15/25	2,645,810
	Ford Credit Auto Owner Trust:
6,750,000	Series 2020-1, Class C, 2.540% due 8/15/31(a)	6,282,102
3,650,000	Series 2020-2, Class C, 1.740% due 4/15/33(a)	3,258,913
2,000,000	Franklin Park Place CLO I LLC, Series 2022-1A, Class A, 6.058% (3-Month TSFR + 1.400)% due 4/14/35(a)(b)	1,971,508
1,690,000	FS Rialto, Series 2021-FL3, Class A, 5.840% (1-Month USD-LIBOR + 1.250)% due 11/16/36(a)(b)	1,667,280
560,000	FS RIALTO, Series 2021-FL2, Class A, 5.810% (1-Month USD-LIBOR + 1.220)% due 5/16/38(a)(b)	546,320
2,500,000	Generate CLO 6 Ltd., Series 6A, Class A1R, 6.015% (3-Month USD-LIBOR + 1.200)% due 1/22/35(a)(b)	2,467,028
500,000	Generate CLO 9 Ltd., Series 9A, Class A, 6.008% (3-Month USD-LIBOR + 1.200)% due 10/20/34(a)(b)	493,434
100,000	GLS Auto Receivables Issuer Trust, Series 2022-3A, Class B, 4.920% due 1/15/27(a)	98,382
2,750,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class C, 1.040% due 5/17/27	2,533,478
1,357,279	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class C, 3.500% due 10/20/48(a)	963,320
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$785,000	Greystone CRE Notes Ltd., Series 2019-FL2, Class C, 6.588% (1-Month USD-LIBOR + 2.000)% due 9/15/37(a)(b)	$765,628
	Halsey Point CLO I Ltd.:
1,000,000	Series 2019-1A, Class A1A1, 6.158% (3-Month USD-LIBOR + 1.350)% due 1/20/33(a)(b)	989,635
1,000,000	Series 2019-1A, Class B1, 7.008% (3-Month USD-LIBOR + 2.200)% due 1/20/33(a)(b)	977,633
500,000	Halseypoint CLO 5 Ltd., Series 2021-5A, Class A1A, 6.012% (3-Month USD-LIBOR + 1.210)% due 1/30/35(a)(b)	490,790
	Home Partners of America Trust:
1,687,500	Series 2021-1, Class D, 2.477% due 9/17/41(a)	1,354,468
770,833	Series 2021-1, Class E, 2.577% due 9/17/41(a)	610,095
888,021	Series 2021-1, Class F, 3.325% due 9/17/41(a)	675,968
4,448,984	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425% due 11/15/39(a)	3,558,310
4,019,200	JP Morgan Mortgage Acquisition Corp., Series 2005-WMC1, Class M4, 5.517% (1-Month USD-LIBOR + 0.900)% due 9/25/35(b)	3,414,272
1,000,000	LCM XV LP, Series 15A, Class DR, 8.508% (3-Month USD-LIBOR + 3.700)% due 7/20/30(a)(b)	909,630
1,790,000	Lendingpoint Asset Securitization Trust, Series 2021-A, Class C, 2.750% due 12/15/28(a)	1,717,706
500,000	Madison Park Funding XXXIV Ltd., Series 2019-34A, Class AR, 5.938% (3-Month USD-LIBOR + 1.120)% due 4/25/32(a)(b)	494,978
1,000,000	Marble Point CLO XIV Ltd., Series 2018-2A, Class A1R, 6.088% (3-Month USD-LIBOR + 1.280)% due 1/20/32(a)(b)	987,745
1,000,000	Marble Point CLO XXI Ltd., Series 2021-3A, Class A1, 6.032% (3-Month USD-LIBOR + 1.240)% due 10/17/34(a)(b)	985,737
1,000,000	Marble Point CLO XXII Ltd., Series 2021-2A, Class A, 6.018% (3-Month USD-LIBOR + 1.200)% due 7/25/34(a)(b)	976,128
998,951	Marlette Funding Trust, Series 2019-4A, Class C, 3.760% due 12/17/29(a)	985,137
1,935,000	ME Funding LLC, Series 2019-1, Class A2, 6.448% due 7/30/49(a)	1,874,829
8,133,807	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6, Class A1, 4.897% (1-Month USD-LIBOR + 0.280)% due 11/25/37(b)	4,014,727
2,930,000	MF1 LLC, Series 2022-FL9, Class A, 6.714% (SOFR30A + 2.150)% due 6/19/37(a)(b)	2,933,610
	MF1 Ltd.:
3,300,000	Series 2022-FL8, Class A, 5.784% (SOFR30A + 1.350)% due 2/19/37(a)(b)	3,251,643
845,000	Series 2022-FL8, Class AS, 6.184% (SOFR30A + 1.750)% due 2/19/37(a)(b)	813,454
963,404	MKS CLO Ltd., Series 2017-1A, Class AR, 5.808% (3-Month USD-LIBOR + 1.000)% due 7/20/30(a)(b)	947,734
978,419	MP CLO III Ltd., Series 2013-1A, Class AR, 6.058% (3-Month USD-LIBOR + 1.250)% due 10/20/30(a)(b)	969,125
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$445,506	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970% due 12/16/69(a)	$374,930
4,000,000	New Century Home Equity Loan Trust, Series 2005-B, Class M2, 5.352% (1-Month USD-LIBOR + 0.735)% due 10/25/35(b)	3,303,879
982,003	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 6.134% (3-Month USD-LIBOR + 1.270)% due 11/15/30(a)(b)	975,808
1,000,000	Ocean Trails CLO X, Series 2020-10A, Class AR, 6.012% (3-Month USD-LIBOR + 1.220)% due 10/15/34(a)(b)	985,578
500,000	Octagon Investment Partners 51 Ltd., Series 2021-1A, Class A, 5.958% (3-Month USD-LIBOR + 1.150)% due 7/20/34(a)(b)	492,007
995,000	OneMain Direct Auto Receivables Trust, Series 2023-1A, Class A, 5.410% due 11/14/29(a)	994,555
	Pagaya AI Debt Selection Trust:
1,099,547	Series 2021-1, Class B, 2.130% due 11/15/27(a)	1,047,380
1,999,891	Series 2021-3, Class B, 1.740% due 5/15/29(a)	1,858,747
1,499,802	Pagaya AI Debt Trust, Series 2022-1, Class B, 3.344% due 10/15/29(a)	1,359,106
1,000,000	Peace Park CLO Ltd., Series 2021-1A, Class A, 5.938% (3-Month USD-LIBOR + 1.130)% due 10/20/34(a)(b)	986,177
1,800,000	PMT Issuer Trust – FMSR, Series 2021-FT1, Class A, 7.617% (1-Month USD-LIBOR + 3.000)% due 3/25/26(a)(b)	1,739,891
745,000	Prestige Auto Receivables Trust, Series 2022-1A, Class B, 6.550% due 7/17/28(a)	752,547
549,242	PRET LLC, Series 2021-NPL3, Class A1, step bond to yield, 1.868% due 7/25/51(a)	502,831
	Pretium Mortgage Credit Partners I LLC:
612,372	Series 2021-NPL2, Class A1, step bond to yield, 1.992% due 6/27/60(a)	564,508
1,169,120	Series 2021-NPL4, Class A1, step bond to yield, 2.363% due 10/27/60(a)	1,082,468
	Progress Residential Trust:
1,900,000	Series 2021-SFR11, Class B, 2.732% due 1/17/39(a)	1,601,414
334,610	Series 2022-SFR3, Class A, 3.200% due 4/17/39(a)	306,398
248,462	Series 2022-SFR5, Class A, 4.451% due 6/17/39(a)	239,985
1,065,000	Series 2022-SFR6, Class A, 4.451% due 7/20/39(a)	1,025,420
550,000	Series 2023-SFR1, Class A, 4.300% due 3/17/40(a)	525,293
1,961,361	Race Point IX CLO Ltd., Series 2015-9A, Class A1A2, 5.732% (3-Month USD-LIBOR + 0.940)% due 10/15/30(a)(b)	1,945,902
2,010,000	Regatta VI Funding Ltd., Series 2016-1A, Class AR2, 5.968% (3-Month USD-LIBOR + 1.160)% due 4/20/34(a)(b)	1,984,741
1,000,000	Regatta XI Funding Ltd., Series 2018-1A, Class B, 6.442% (3-Month USD-LIBOR + 1.650)% due 7/17/31(a)(b)	976,579
1,000,000	Regatta XXIII Funding Ltd., Series 2021-4A, Class A1, 5.958% (3-Month USD-LIBOR + 1.150)% due 1/20/35(a)(b)	980,500
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,720,000	RR 1 LLC, Series 2017-1A, Class A1AB, 5.942% (3-Month USD-LIBOR + 1.150)% due 7/15/35(a)(b)	$1,695,941
500,000	Sandstone Peak Ltd., Series 2021-1A, Class A1, 6.012% (3-Month USD-LIBOR + 1.220)% due 10/15/34(a)(b)	492,600
	Santander Drive Auto Receivables Trust:
840,000	Series 2022-4, Class B, 4.420% due 11/15/27	822,840
185,000	Series 2022-6, Class B, 4.720% due 6/15/27	181,553
740,000	Series 2022-7, Class B, 5.950% due 1/17/28	746,508
365,000	Series 2023-1, Class B, 4.980% due 2/15/28	359,631
65,476	SoFi Consumer Loan Program Trust, Series 2021-1, Class A, 0.490% due 9/25/30(a)	63,987
1,000,000	Sofi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.830% due 8/25/47(a)	893,778
1,710,000	Sound Point CLO XXIX Ltd., Series 2021-1A, Class A, 5.888% (3-Month USD-LIBOR + 1.070)% due 4/25/34(a)(b)	1,677,035
500,000	Sound Point CLO XXVII Ltd., Series 2020-2A, Class AR, 5.998% (3-Month USD-LIBOR + 1.180)% due 10/25/34(a)(b)	486,534
3,500,000	STAR Trust, Series 2021-SFR1, Class G, 7.802% (1-Month USD-LIBOR + 3.200)% due 4/17/38(a)(b)	3,327,617
8,700,000	Structured Asset Investment Loan Trust, Series 2006-4, Class A5, 4.927% (1-Month USD-LIBOR + 0.310)% due 7/25/36(b)	2,852,379
841,382	Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.800% due 2/20/48(a)	690,394
1,877,855	Sunrun Demeter Issuer, Series 2021-2A, Class A, 2.270% due 1/30/57(a)	1,475,854
1,955,000	Symphony CLO XXV Ltd., Series 2021-25A, Class A, 5.778% (3-Month USD-LIBOR + 0.980)% due 4/19/34(a)(b)	1,914,575
380,000	Tricolor Auto Securitization Trust, Series 2023-1A, Class A, 6.480% due 8/17/26(a)	379,609
1,000,000	Trimaran Cavu Ltd., Series 2021-3A, Class A, 6.005% (3-Month USD-LIBOR + 1.210)% due 1/18/35(a)(b)	981,401
550,000	TRTX Issuer Ltd., Series 2021-FL4, Class A, 5.801% (1-Month USD-LIBOR + 1.200)% due 3/15/38(a)(b)	533,479
	Upstart Pass-Through Trust:
558,359	Series 2021-ST3, Class A, 2.000% due 5/20/27(a)	524,827
654,209	Series 2021-ST4, Class A, 2.000% due 7/20/27(a)	607,445
	Upstart Securitization Trust:
453,060	Series 2019-3, Class C, 5.381% due 1/21/30(a)	451,330
1,236,554	Series 2020-1, Class C, 4.899% due 4/22/30(a)	1,217,578
102,318	Series 2021-3, Class A, 0.830% due 7/20/31(a)	100,482
309,084	Series 2021-4, Class A, 0.840% due 9/20/31(a)	301,255
1,344,005	VCAT LLC, Series 2021-NPL6, Class A1, step bond to yield, 1.917% due 9/25/51(a)	1,230,357
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,710,000	Venture 42 CLO Ltd., Series 2021-42A, Class A1A, 5.922% (3-Month USD-LIBOR + 1.130)% due 4/15/34(a)(b)	$1,667,320
660,000	Venture 43 CLO Ltd., Series 2021-43A, Class A1, 6.032% (3-Month USD-LIBOR + 1.240)% due 4/15/34(a)(b)	651,323
1,144,120	Vericrest Opportunity Loan Transferee, Series 2021-NP11, Class A1, step bond to yield, 1.868% due 8/25/51(a)	1,026,915
705,724	VOLT CIII LLC, Series 2021-CF1, Class A1, step bond to yield, 1.992% due 8/25/51(a)(f)	634,990
826,824	VOLT XCIX LLC, Series 2021-NPL8, Class A1, step bond to yield, 2.116% due 4/25/51(a)	748,092
487,413	VOLT XCV LLC, Series 2021-NPL4, Class A1, step bond to yield, 2.240% due 3/27/51(a)	444,589
	Wellfleet CLO X Ltd.:
1,335,000	Series 2019-XA, Class A1R, 5.978% (3-Month USD-LIBOR + 1.170)% due 7/20/32(a)(b)	1,314,170
1,000,000	Series 2019-XA, Class A2R, 6.558% (3-Month USD-LIBOR + 1.750)% due 7/20/32(a)(b)	952,722
881,575	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370% due 6/15/51(a)	735,301
200,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class B, 5.410% due 1/18/28(a)	198,344
995,902	Wind River CLO Ltd., Series 2014-1A, Class ARR, 5.845% (3-Month USD-LIBOR + 1.050)% due 7/18/31(a)(b)	978,440
990,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841% due 12/5/50(a)	856,445
330,000	World Omni Auto Receivables Trust, Series 2023-A, Class B, 5.030% due 5/15/29	325,959
	TOTAL ASSET-BACKED SECURITIES (Cost – $183,821,438)	167,497,343
SENIOR LOANS(b) – 0.7%
80,000	AAdvantage Loyalty IP Ltd., 8.993% (3-Month USD-LIBOR + 0.475)% due 4/20/28	81,873
	Acrisure LLC:
150,265	7.884% (1-Month USD-LIBOR + 0.350)% due 2/15/27	143,342
222,750	8.634% (1-Month USD-LIBOR + 0.425)% due 2/15/27	214,118
40,625	Acuris Finance U.S. Inc., 8.730% (3-Month USD-LIBOR + 0.400)% due 2/16/28	39,334
164,175	Air Canada, 8.130% (3-Month USD-LIBOR + 0.350)% due 8/11/28	163,714
108,075	AlixPartners LLP, 7.134% (1-Month USD-LIBOR + 0.275)% due 2/4/28	107,822
80,000	Alliant Holdings Intermediate LLC, due 11/5/27(k)	78,900
49,375	Allied Universal Holdco LLC, 8.173% (1-Month USD-LIBOR + 0.375)% due 5/12/28	47,510
61,631	Allspring Buyer LLC, 7.750% (3-Month USD-LIBOR + 0.300)% due 11/1/28	61,246
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$73,370	Amentum Government Services Holdings LLC, 8.330% (3-Month USD-LIBOR + 0.400)% due 1/29/27	$72,422
53,350	American Airlines Inc., 6.137% (1-Month USD-LIBOR + 0.175)% due 1/29/27	51,527
37,330	American Trailer World Corp., 8.173% (1-Month USD-LIBOR + 0.375)% due 3/3/28	32,862
9,800	AmWINS Group Inc., 6.634% (1-Month USD-LIBOR + 0.225)% due 2/19/28	9,632
300,000	Ascend Learning LLC, 7.884% (1-Month USD-LIBOR + 0.350)% due 12/11/28	281,208
240,383	Astra Acquisition Corp., 9.634% (1-Month USD-LIBOR + 0.525)% due 10/25/28	207,691
20,000	Asurion LLC, 9.634% (1-Month USD-LIBOR + 0.525)% due 1/31/28	17,020
270,113	Aveanna Healthcare LLC, due 7/17/28(k)	228,245
165,000	Axalta Coating Systems Dutch Holding B BV, due 12/20/29(k)	165,589
388,449	Bausch + Lomb Corp., 7.842% (3-Month USD-LIBOR + 0.325)% due 5/10/27	379,433
112,694	Brookfield WEC Holdings Inc., 7.134% (1-Month USD-LIBOR + 0.275)% due 8/1/25	112,191
13,828	Brown Group Holdings LLC, 6.884% (1-Month USD-LIBOR + 0.250)% due 6/7/28	13,705
140,000	Caesars Entertainment Inc., 7.968% (1-Month USD-LIBOR + 0.330)% due 2/6/30	139,670
14,513	Calpine Corp., 6.384% (1-Month USD-LIBOR + 0.200)% due 8/12/26	14,466
301,100	Carnival Corp., 7.634% (1-Month USD-LIBOR + 0.325)% due 10/18/28	291,691
151,241	Cengage Learning Inc., 7.814% (3-Month USD-LIBOR + 0.475)% due 7/14/26	142,648
122,500	Charter Next Generation Inc., 8.134% (1-Month USD-LIBOR + 0.375)% due 12/1/27	120,376
37,396	Clear Channel Outdoor Holdings Inc., 7.915% (3-Month USD-LIBOR + 0.350)% due 8/21/26	35,370
8,983	Columbus McKinnon Corp., 7.500% (3-Month USD-LIBOR + 0.275)% due 5/14/28	8,939
63,213	Connect Finco SARL, 7.890% (1-Month USD-LIBOR + 0.350)% due 12/11/26	62,043
97,750	Conservice Midco LLC, 8.634% (1-Month USD-LIBOR + 0.425)% due 5/13/27	96,325
83,023	Constellation Renewables LLC, 7.240% (3-Month USD-LIBOR + 0.250)% due 12/15/27	82,737
103,313	Cornerstone OnDemand Inc., 8.134% (1-Month USD-LIBOR + 0.375)% due 10/16/28	95,099
78,004	CQP Holdco LP, 8.230% (3-Month USD-LIBOR + 0.350)% due 6/5/28	77,818
35,596	Cyanco Intermediate 2 Corp., 7.884% (1-Month USD-LIBOR + 0.350)% due 3/16/25	34,867
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$99,601	Cyxtera DC Holdings Inc., 7.360% (3-Month USD-LIBOR + 0.300)% due 5/1/24	$88,354
146,059	DCert Buyer Inc., 8.696% (6-Month USD-LIBOR + 0.400)% due 10/16/26	143,722
15,000	DG Investment Intermediate Holdings 2 Inc., 11.073% (1-Month USD-LIBOR + 0.675)% due 3/30/29	13,275
58,184	Diamond Sports Group LLC, 7.567% (3-Month USD-LIBOR + 0.325)% due 8/24/26	6,591
115,903	DIRECTV Financing LLC, 9.384% (1-Month USD-LIBOR + 0.500)% due 8/2/27	112,598
186,940	EAB Global Inc., 7.884% (1-Month USD-LIBOR + 0.350)% due 8/16/28	183,086
24,563	Ecovyst Catalyst Technologies LLC, 6.915% (3-Month USD-LIBOR + 0.250)% due 6/9/28	24,451
	EG Group Ltd.:
66,755	9.151% (6-Month USD-LIBOR + 0.400)% due 2/7/25	62,249
39,537	8.980% (3-Month USD-LIBOR + 0.425)% due 3/31/26	36,868
	Envision Healthcare Corp.:
66,011	8.330% (3-Month USD-LIBOR + 0.375)% due 3/31/27	11,882
26,961	8.830% (3-Month USD-LIBOR + 0.425)% due 3/31/27	10,431
228,275	Fertitta Entertainment LLC, 8.323% (1-Month USD-LIBOR + 0.400)% due 1/27/29	221,856
106,514	First Advantage Holdings LLC, 7.134% (1-Month USD-LIBOR + 0.275)% due 1/31/27	106,008
147,894	Flutter Entertainment PLC, 6.980% (3-Month USD-LIBOR + 0.225)% due 7/21/26	147,642
290,000	Formula One Management Ltd., 7.573% (1-Month USD-LIBOR + 0.325)% due 1/15/30	290,508
117,895	Gainwell Acquisition Corp., 8.730% (3-Month USD-LIBOR + 0.400)% due 10/1/27	113,503
155,000	Garda World Security Corp., 8.930% (1-Month USD-LIBOR + 0.425)% due 10/30/26	154,419
83,032	Getty Images Inc., 8.938% (1-Month USD-LIBOR + 0.450)% due 2/19/26	82,877
34,024	Grab Holdings Inc., 8.890% (1-Month USD-LIBOR + 0.450)% due 1/29/26	33,896
129,940	Graham Packaging Co., Inc., 7.384% (1-Month USD-LIBOR + 0.300)% due 8/4/27	129,128
151,191	Granite US Holdings Corp., 8.750% (3-Month USD-LIBOR + 0.400)% due 9/30/26	150,719
107,810	Great Outdoors Group LLC, 8.134% (1-Month USD-LIBOR + 0.375)% due 3/6/28	106,092
24,462	Greystone Select Financial LLC, 9.227% (3-Month USD-LIBOR + 0.500)% due 6/16/28	23,605
45,133	Gulf Finance LLC, 11.032% (1-Month USD-LIBOR + 0.675)% due 8/25/26	44,111
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$122,053	H-Food Holdings LLC, 8.071% (1-Month USD-LIBOR + 0.369)% due 5/23/25	$108,758
63,863	Horizon Therapeutics USA Inc., 6.188% (1-Month USD-LIBOR + 0.175)% due 3/15/28	63,778
237,726	Hunter Douglas Holding BV, 7.859% (3-Month USD-LIBOR + 0.350)% due 2/26/29(f)	217,604
98,178	Husky Injection Molding Systems Ltd., 8.151% (3-Month USD-LIBOR + 0.300)% due 3/28/25	93,938
50,125	Hyland Software Inc., 10.634% (1-Month USD-LIBOR + 0.625)% due 7/7/25	47,923
	Icon PLC:
156,165	7.000% (3-Month USD-LIBOR + 0.225)% due 7/3/28	155,912
95,551	iHeartCommunications Inc., 7.384% (1-Month USD-LIBOR + 0.300)% due 5/1/26	92,446
118,200	Ingram Micro Inc., 8.230% (3-Month USD-LIBOR + 0.350)% due 6/30/28	117,461
243,102	Intelsat Jackson Holdings SA, 7.445% (3-Month USD-LIBOR + 0.425)% due 2/1/29	240,063
142,825	ION Trading Finance Ltd., 9.480% (3-Month USD-LIBOR + 0.475)% due 4/1/28	133,601
138,280	IRB Holding Corp., 7.317% (3-Month USD-LIBOR + 0.300)% due 12/15/27	136,378
128,793	Jazz Pharmaceuticals PLC, 7.884% (1-Month USD-LIBOR + 0.350)% due 5/5/28	128,540
107,998	Kestrel Bidco Inc., 7.354% (1-Month USD-LIBOR + 0.300)% due 12/11/26	102,547
107,812	Kronos Acquisition Holdings Inc., 8.485% (3-Month USD-LIBOR + 0.375)% due 12/22/26	104,667
132,867	LifePoint Health Inc., 8.165% (3-Month USD-LIBOR + 0.375)% due 11/16/25	126,962
194,025	Light and Wonder International Inc., 7.417% (1-Month USD-LIBOR + 0.300)% due 4/14/29	193,055
33,870	Lions Gate Capital Holdings LLC, 6.634% (1-Month USD-LIBOR + 0.225)% due 3/24/25	33,503
139,864	Lummus Technology Holdings V LLC, 7.884% (1-Month USD-LIBOR + 0.350)% due 6/30/27	136,717
35,904	Maravai Intermediate Holdings LLC, 6.955% (3-Month USD-LIBOR + 0.300)% due 10/19/27	35,758
147,750	Mavis Tire Express Services Topco Corp., 8.500% (1-Month USD-LIBOR + 0.400)% due 5/4/28	142,790
78,900	McAfee Corp., 7.974% (1-Month USD-LIBOR + 0.375)% due 3/1/29	73,870
426,775	Medline Borrower LP, 7.634% (1-Month USD-LIBOR + 0.325)% due 10/23/28	411,125
108,779	Messer Industries GmbH, 7.230% (3-Month USD-LIBOR + 0.250)% due 3/2/26	108,358
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$99,000	Mileage Plus Holdings LLC, 9.996% (3-Month USD-LIBOR + 0.525)% due 6/21/27	$102,985
45,000	Misys Ltd., 10.621% (3-Month USD-LIBOR + 0.725)% due 6/13/25	38,137
30,505	NASCAR Holdings LLC, 6.884% (1-Month USD-LIBOR + 0.250)% due 10/19/26	30,461
43,234	NCR Corp., 6.920% (3-Month USD-LIBOR + 0.250)% due 8/28/26	42,820
173,250	Olympus Water US Holding Corp., 8.500% (3-Month USD-LIBOR + 0.375)% due 11/9/28	169,529
299,866	OneDigital Borrower LLC, 8.494% (1-Month USD-LIBOR + 0.425)% due 11/16/27	287,122
63,863	Packaging Coordinators Midco Inc., 8.230% (3-Month USD-LIBOR + 0.350)% due 11/30/27	62,516
68,792	Packers Holdings LLC, 7.542% (1-Month USD-LIBOR + 0.325)% due 3/9/28	62,859
39,002	PAI Holdco Inc., 8.165% (3-Month USD-LIBOR + 0.375)% due 10/28/27	35,941
149,314	Pathway Vet Alliance LLC, 8.134% (1-Month USD-LIBOR + 0.375)% due 3/31/27	130,323
44,497	PCI Gaming Authority, 6.884% (1-Month USD-LIBOR + 0.250)% due 5/29/26	44,407
120,577	Peraton Corp., 8.134% (1-Month USD-LIBOR + 0.375)% due 2/1/28	119,277
73,875	PetSmart LLC, 8.130% (1-Month USD-LIBOR + 0.375)% due 2/11/28	73,613
4,899	PetVet Care Centers LLC, 7.884% (1-Month USD-LIBOR + 0.350)% due 2/14/25	4,665
126,750	PG&E Corp., 7.438% (1-Month USD-LIBOR + 0.300)% due 6/23/25	126,116
	Phoenix Services International LLC:
7,892	10.873% (1-Month USD-LIBOR + 1.200)% due 3/28/23	7,487
22,912	16.323% (1-Month USD-LIBOR + 1.200)% due 3/28/23	21,738
75,994	8.380% (3-Month USD-LIBOR + 0.375)% due 3/1/25(e)	7,599
109,725	PMHC II Inc., 8.494% (3-Month USD-LIBOR + 0.425)% due 4/23/29	94,100
314,005	Polaris Newco LLC, 8.730% (3-Month USD-LIBOR + 0.400)% due 6/2/28	290,018
140,650	Pregis TopCo LLC, 8.188% (1-Month USD-LIBOR + 0.375)% due 7/31/26	138,892
193,050	Pretium PKG Holdings Inc., 7.989% (3-Month USD-LIBOR + 0.400)% due 10/2/28	168,517
282,150	Proofpoint Inc., 7.985% (1-Month USD-LIBOR + 0.325)% due 8/31/28	273,843
171,646	Pug LLC, 7.884% (1-Month USD-LIBOR + 0.350)% due 2/12/27	135,172
117,450	Radiate Holdco LLC, 7.634% (1-Month USD-LIBOR + 0.325)% due 9/25/26	97,226
182,210	Renaissance Holding Corp., 7.634% (1-Month USD-LIBOR + 0.325)% due 5/30/25	178,034
39,300	Rent-A-Center Inc., 7.688% (3-Month USD-LIBOR + 0.325)% due 2/17/28	38,342
9,211	RentPath Inc., 0.000% due 12/31/25(f)	92
42,564	Reynolds Consumer Products LLC, 6.134% (1-Month USD-LIBOR + 0.175)% due 2/4/27	42,463
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$94,578	Sinclair Television Group Inc., 6.890% (1-Month USD-LIBOR + 0.250)% due 9/30/26	$91,504
86,819	Six Flags Theme Parks Inc., 6.140% (1-Month USD-LIBOR + 0.175)% due 4/17/26	85,068
85,500	SkyMiles IP Ltd., 7.993% (3-Month USD-LIBOR + 0.375)% due 10/20/27	88,439
19,400	SMG US Midco 2 Inc., 6.915% (3-Month USD-LIBOR + 0.250)% due 1/23/25	19,170
38,075	Spin Holdco Inc., 8.765% (3-Month USD-LIBOR + 0.400)% due 3/4/28	31,978
64,025	SRS Distribution Inc., 7.884% (1-Month USD-LIBOR + 0.350)% due 6/2/28	61,874
49,027	Staples Inc., 9.440% (3-Month USD-LIBOR + 0.500)% due 4/16/26	45,328
34,044	Sunshine Luxembourg VII SARL, 8.480% (3-Month USD-LIBOR + 0.375)% due 10/1/26	33,070
128,348	SWF Holdings I Corp., 8.753% (3-Month USD-LIBOR + 0.400)% due 10/6/28	109,844
49,250	Tecta America Corp., 8.688% (1-Month USD-LIBOR + 0.425)% due 4/10/28	48,347
153,450	Tempo Acquisition LLC, 7.323% (1-Month USD-LIBOR + 0.300)% due 8/31/28	153,163
119,220	Trans Union LLC, 6.634% (1-Month USD-LIBOR + 0.225)% due 12/1/28	118,434
165,000	TransDigm Inc., 7.825% (1-Month USD-LIBOR + 0.330)% due 8/24/28	164,485
95,583	Travelport Finance (Luxembourg) SARL, 6.230% (3-Month USD-LIBOR + 0.150)% due 2/28/25	98,296
73,897	Tricorbraun Holdings Inc., 7.634% (1-Month USD-LIBOR + 0.325)% due 3/3/28	71,983
132,975	Triton Water Holdings Inc., 8.230% (3-Month USD-LIBOR + 0.350)% due 3/31/28	123,518
9,640	Uber Technologies Inc., 8.235% (3-Month USD-LIBOR + 0.350)% due 2/25/27	9,658
354,349	UKG Inc., 6.998% (3-Month USD-LIBOR + 0.325)% due 5/4/26	346,908
32,814	Ultra Clean Holdings Inc., 8.134% (1-Month USD-LIBOR + 0.375)% due 8/27/25	32,797
54,038	United AirLines Inc., 8.108% (3-Month USD-LIBOR + 0.375)% due 4/21/28	53,869
12,538	United Natural Foods Inc., 7.688% (1-Month USD-LIBOR + 0.325)% due 10/22/25	12,551
29,100	Univar Solutions USA Inc., 6.384% (1-Month USD-LIBOR + 0.200)% due 7/1/26	29,032
175,175	US Foods Inc., 6.384% (1-Month USD-LIBOR + 0.200)% due 9/13/26	174,536
4,925	Verscend Holding Corp., 8.384% (1-Month USD-LIBOR + 0.400)% due 8/27/25	4,913
39,190	WaterBridge Midstream Operating LLC, 9.127% (3-Month USD-LIBOR + 0.575)% due 6/22/26	38,830
20,000	Ziggo Financing Partnership, 6.818% (1-Month USD-LIBOR + 0.250)% due 4/30/28	19,558
	TOTAL SENIOR LOANS (Cost – $14,537,026)	13,906,505
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – 0.5%
Bermuda – 0.1%
$890,000	Bermuda Government International Bond, 2.375% due 8/20/30	$739,648
Brazil – 0.0%
400,000	Brazilian Government International Bond, 5.625% due 2/21/47	325,538
Chile – 0.0%
	Chile Government International Bond:
200,000	3.500% due 1/25/50	143,837
400,000	3.100% due 1/22/61	247,579
	Total Chile	391,416
Colombia – 0.0%
	Colombia Government International Bond:
300,000	5.000% due 6/15/45	196,480
600,000	4.125% due 5/15/51	349,530
	Total Colombia	546,010
Hungary – 0.0%
595,000	Hungary Government International Bond, 5.250% due 6/16/29(a)	580,115
Mexico – 0.1%
	Mexico Government International Bond:
200,000	2.659% due 5/24/31	161,203
460,000	3.500% due 2/12/34	374,649
1,060,000	4.280% due 8/14/41	844,347
1,366,000	4.750% due 3/8/44	1,130,996
	Total Mexico	2,511,195
Panama – 0.1%
	Panama Government International Bond:
400,000	2.252% due 9/29/32	297,473
1,230,000	4.500% due 4/16/50	927,801
200,000	4.500% due 4/1/56	146,060
1,225,000	3.870% due 7/23/60	782,887
200,000	4.500% due 1/19/63	142,453
	Total Panama	2,296,674
Peru – 0.0%
200,000	Corp. Financiera de Desarrollo SA, 5.250% due 7/15/29(b)	192,000
Philippines – 0.0%
230,000	Philippine Government International Bond, 5.000% due 7/17/33	228,038
Romania – 0.1%
	Romanian Government International Bond:
636,000	3.000% due 2/27/27(a)	566,040
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – (continued)
Romania – (continued)
$1,228,000	3.000% due 2/14/31	$995,102
	Total Romania	1,561,142
Saudi Arabia – 0.0%
200,000	Saudi Government International Bond, 5.000% due 1/18/53(a)	182,500
South Africa – 0.0%
200,000	Republic of South Africa Government International Bond, 4.300% due 10/12/28	177,222
South Korea – 0.0%
400,000	Korea Development Bank, 1.625% due 1/19/31	317,284
United Arab Emirates – 0.1%
1,025,000	Finance Department Government of Sharjah, 3.625% due 3/10/33	825,248
	TOTAL SOVEREIGN BONDS (Cost – $14,209,617)	10,874,030
Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – 0.1%
California – 0.0%
20,000	AA-	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, 6.548% due 5/15/48	23,648
360,000	AA-	State of California, GO, 7.300% due 10/1/39	439,341
		Total California	462,989
Massachusetts – 0.0%
725,000	Aa1(l)	Commonwealth of Massachusetts, Revenue Bonds, 4.110% due 7/15/31	703,385
New York – 0.1%
680,000	BBB+	Metropolitan Transportation Authority, Revenue Bonds, 6.814% due 11/15/40	733,098
200,000	A	New York State Thruway Authority, Revenue Bonds, 2.900% due 1/1/35	168,146
920,000	A+	New York Transportation Development Corp., Revenue Bonds, 4.248% due 9/1/35	891,376
		Total New York	1,792,620
Texas – 0.0%
465,000	A+	Dallas Fort Worth International Airport, Revenue Bonds, 4.507% due 11/1/51	433,771
		TOTAL MUNICIPAL BONDS (Cost – $3,929,260)	3,392,765
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

Shares/Units	Security	Value
OPEN-END FUND – 2.9%
560,000	iShares 20+ Year Treasury Bond	$56,957,600
	(Cost – $55,932,800)
COMMON STOCKS – 0.0%
COMMUNICATIONS – 0.0%
Telecommunications – 0.0%
1,028	Intelsat SA*(f)	24,929
DIVERSIFIED – 0.0%
SPACs – 0.0%
1,484	Foresight Energy LLC/Foresight Energy Finance Corp.*(f)	15,993
ENERGY – 0.0%
Oil &Gas – 0.0%
293	Gulfport Energy Corp.*	19,373
	TOTAL COMMON STOCKS (Cost – $94,579)	60,295
RIGHTS – 0.0%
214	Intelsat Jackson Holdings SA*(f)	1,525
	TOTAL RIGHTS (Cost – $0)	1,525
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $2,283,594,850)	2,024,914,817

Face Amount	Security	Value
SHORT-TERM INVESTMENTS – 2.3%
TIME DEPOSITS – 2.2%
$7,287,333	Citibank – New York, 3.920% due 3/1/23	7,287,333
22,835,265	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	22,835,265
13,053,632	Skandinaviska Enskilda Banken AB – Stockholm, 3.920% due 3/1/23	13,053,632
	TOTAL TIME DEPOSITS (Cost – $43,176,230)	43,176,230
U.S. GOVERNMENT OBLIGATION – 0.1%
2,400,000	U.S. Treasury Bills, 4.645% due 12/28/23(m) (Cost – $2,310,420)	2,304,970
	TOTAL SHORT-TERM INVESTMENTS (Cost – $45,486,650)	45,481,200
	TOTAL INVESTMENTS – 105.5% (Cost – $2,329,081,500)	2,070,396,017
	Liabilities in Excess of Other Assets – (5.5)%	(107,052,071)
	TOTAL NET ASSETS – 100.0%	$1,963,343,946

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. (unaudited)

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $401,378,549 and represents 20.44% of net assets.
(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2023.

(c)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(d)
Security is perpetual in nature and has no stated maturity date.

(e)
Security is currently in default.

(f)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $3,017,136 and represents 0.15% of net assets.

(g)
Interest only security.

(h)
Principal only security.

(i)
This security is traded on a TBA basis (See Note 5).

(j)
When-Issued or delayed delivery security.

(k)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(l)
Rating by Moody’s Investors Service. All ratings are unaudited.

(m)
Rate shown represents yield-to-maturity.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and maybe sold only to qualified buyers.

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
3.550% due 12/15/29	3/24/2022	$134,858	$121,390	0.01%
3.800% due 9/15/30	8/2/2022	209,369	256,856	0.01%
TransCanada PipeLines Ltd., Senior Unsecured Notes, 2.500% due 10/12/31	10/7/2021	476,842	380,676	0.02%
Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 3.250% due 5/15/30	3/17/2022	220,781	195,892	0.01%
Total			$954,814	0.05%
Abbreviations used in this schedule:
CBT
   —   Chicago Board of Trade

CLO
   —    Collateralized Loan Obligation

CMT
   —    Constant Maturity Treasury Index

GO
   —    General Obligation

LIBOR
   —    London Interbank Offered Rate

LLC
   —    Limited Liability Company

LP
   —    Limited Partnership

PCL
   —    Public Company Limited

PLC
   —    Public Limited Company

REMICS
   —    Real Estate Mortgage Investment Conduit

SARL
   —    Société à Responsabilité Limitée

SOFR
   —    Secured Overnight Financing Rate

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

SPACs
   —    Special Purpose Acquisition Companies

UMBS
   —    Uniform Mortgage Backed Securities

TSFR
   —    CME Term SOFR Reference Rate

Summary of Investments by Security Type^ (Unaudited)
Corporate Bonds & Notes	23.3%
U.S. Government Obligations	21.4
Collateralized Mortgage Obligations	21.1
Mortgage-Backed Securities	19.7
Asset-Backed Securities	8.1
Open-End Fund	2.8
Senior Loans	0.7
Sovereign Bonds	0.5
Municipal Bonds	0.2
Common Stocks	0.0*
Rights	0.0*
Short-Term Investments	2.2
100.0%

^
As a percentage of total investments.

*
Positions represent less than 0.05%.

At February 28, 2023, Destinations Core Fixed Income Fund had open exchange traded futures contracts as described below.
The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
U.S. 10 Year Note (CBT)	462	6/23	$51,627,796	$51,585,187	$(42,609)
U.S. 10 Year Ultra	6	6/23	703,657	703,125	(531)
U.S. 2 Year Note (CBT)	24	6/23	4,900,339	4,889,437	(10,901)
U.S. Long Bond (CBT)	6	6/23	752,438	751,313	(1,125)
U.S. Ultra Bond (CBT)	33	6/23	4,469,664	4,457,063	(12,602)
					(67,768)
Contracts to Sell:
U.S. 10 Year Ultra	281	6/23	$(32,948,886)	$32,929,688	$19,199
U.S. 5 Year Note (CBT)	695	6/23	(74,491,516)	74,403,008	88,507
U.S. Long Bond (CBT)	151	6/23	(18,975,750)	18,908,031	67,719
					175,425
Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					$107,657
At February 28, 2023, Destinations Core Fixed Income Fund had deposited cash of  $89,853 with a broker or brokers as margin collateral on open exchange traded futures contracts.
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (continued)

At February 28, 2023, Destinations Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amounts	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	1D SOFR	2.880%	3/15/53	USD 990,000	$79,093	$11,594	$67,499
Receive	1D SOFR	2.970%	3/15/53	USD 5,760,000	314,934	18,678	296,256
Receive	1D SOFR	3.250%	6/21/53	USD 145,000	(3,001)	(2,020)	(981)
					$391,026	$28,252	$362,774
At February 28, 2023, Destinations Core Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:
Centrally Cleared – Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection(1)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 2/28/23(2)	Notional Amounts(3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
CDX.NA.IG.39	1.000%	12/20/27	3-Month	3.650%	USD 12,145,000	$148,719	$150,735	$(2,016)
						$148,719	$150,735	$(2,016)
At February 28, 2023, Destinations Core Fixed Income Fund had deposited cash of  $495,527 with a broker or brokers as margin collateral on open centrally cleared swap contracts.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of on emerging country as of period end serve as indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Core Fixed Income Fund (concluded)

Schedule of Forward Sale Commitments
Face Amounts	Security	Value
	Federal National Mortgage Association:
$8,340,000	3.000% due 3/1/53(a) (Proceeds – $7,513,603)	$(7,334,802)
2,222,000	3.500% due 3/1/53(a) (Proceeds – $2,054,540)	(2,022,541)
2,455,000	4.000% due 3/1/53(a) (Proceeds – $2,351,387)	(2,304,247)
	TOTAL OPEN FORWARD SALE COMMITMENTS
	(Proceeds – $11,919,530)	$(11,661,590)

(a)
This security is traded on a TBA basis (see Note 5).

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 42.5%
Basic Materials – 4.3%
$200,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 8.500% (5-Year CMT Index + 8.220%) due 1/23/81(a)	$201,000
	Copper Mountain Mining Corp., Senior Secured Notes:
279,000	8.000% due 4/9/26(b)	266,445
4,172,535	8.000% due 4/9/26(b)	3,984,771
200,000	Freeport Indonesia PT, Senior Unsecured Notes, 4.763% due 4/14/27(b)	191,911
150,000	Freeport-McMoRan Inc., Company Guaranteed Notes, 4.125% due 3/1/28	139,112
	Glencore Funding LLC, Company Guaranteed Notes:
65,000	4.125% due 5/30/23(b)	64,785
15,000	4.125% due 3/12/24(b)	14,769
60,000	4.000% due 4/16/25(b)	58,235
80,000	1.625% due 9/1/25(b)	72,721
200,000	Indonesia Asahan Aluminium Persero PT, Senior Unsecured Notes, 4.750% due 5/15/25	195,780
10,158,000	Infrabuild Australia Pty Ltd., Senior Secured Notes, 12.000% due 10/1/24(b)	9,827,865
200,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25	196,260
200,000	Sasol Financing USA LLC, Company Guaranteed Notes, 4.375% due 9/18/26	179,698
6,931,000	Tacora Resources Inc., Senior Secured Notes, 8.250% due 5/15/26(b)	5,252,356
200,000	UPL Corp., Ltd, Company Guaranteed Notes, 4.500% due 3/8/28	172,500
	Total Basic Materials	20,818,208
Communications – 12.1%
8,600,000	BuzzFeed Inc., Senior Unsecured Notes, 8.500% due 12/3/26(b)	6,413,020
3,495,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 4.000% due 3/1/23(b)	3,495,000
5,713,000	Cengage Learning Inc., Senior Unsecured Notes, 9.500% due 6/15/24(b)	5,570,175
8,982,000	Clear Channel International BV, Senior Secured Notes, 6.625% due 8/1/25(b)	8,757,896
4,548,000	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(b)	4,207,081
210,000	Expedia Group Inc., Company Guaranteed Notes, 6.250% due 5/1/25(b)	211,709
7,209,000	Getty Images Inc., Senior Unsecured Notes, 9.750% due 3/1/27(b)	7,154,932
	Go North Group AB:
26,250,000SEK	14.806% (3-Month SEK-STIBOR + 12.000%) due 7/15/25(a)	2,557,575
2,500,000SEK	13.985% (3-Month SEK-STIBOR + 11.000%) due 2/9/26(a)	238,803
6,342,000EUR	Linkem SpA, Senior Secured Notes, 8.452% (3-Month EURIBOR + 6.000%) due 8/9/23(a)(b)(c)	6,640,226
180,000	Millicom International Cellular SA, Senior Unsecured Notes, 5.125% due 1/15/28	158,449
200,000	Sable International Finance Ltd., Senior Secured Notes, 5.750% due 9/7/27	184,130
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$200,000	SingTel Group Treasury Pte Ltd., Company Guaranteed Notes, 3.250% due 6/30/25	$191,336
5,554,000	Sprint LLC, Company Guaranteed Notes, 7.875% due 9/15/23	5,605,869
7,922,000	TEGNA Inc., Company Guaranteed Notes, 4.750% due 3/15/26(b)	7,525,900
210,000	Verizon Communications Inc., Senior Unsecured Notes, 5.964% (3-Month USD-LIBOR + 1.100%) due 5/15/25(a)	213,254
	Total Communications	59,125,355
Consumer Cyclical – 4.1%
2,863,000	American Greetings Corp., Company Guaranteed Notes, 8.750% due 4/15/25(b)	2,859,421
215,000	Dollar Tree Inc., Senior Unsecured Notes, 4.000% due 5/15/25	208,804
210,000	General Motors Financial Co., Inc., Company Guaranteed Notes, 5.250% due 3/1/26	207,667
3,800,000EUR	Georg Jensen A/S, Secured Notes, 9.621% due 5/14/25(a)	4,045,138
7,456,013	Hawaiian Airlines 2013-1 Class A Pass-Through Certificates, Pass-Thru Certificates, 3.900% due 1/15/26	6,721,445
354,000	Hercules Achievement Inc./Varsity Brands Holding Co., Inc., Senior Secured Notes, 12.754% (3-Month USD-LIBOR + 8.000%) due 12/22/24(a)(b)	337,376
225,000	Hyundai Capital America, Senior Unsecured Notes, 1.000% due 9/17/24(b)	209,353
215,000	Marriott International Inc., Senior Unsecured Notes, 3.600% due 4/15/24	210,443
2,981,000	Scientific Games International Inc., Company Guaranteed Notes, 8.625% due 7/1/25(b)	3,047,433
220,000	Warnermedia Holdings Inc., Company Guaranteed Notes, 3.788% due 3/15/25(b)	210,382
2,068,000	Yum! Brands Inc., Senior Unsecured Notes, 3.875% due 11/1/23	2,041,116
	Total Consumer Cyclical	20,098,578
Consumer Non-cyclical – 6.0%
187,500	Adani International Container Terminal Pvt Ltd., Senior Secured Notes, 3.000% due 2/16/31	140,058
200,000	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes, 4.000% due 7/30/27	159,348
210,000	Amgen Inc., Senior Unsecured Notes, 5.507% due 3/2/26(d)	209,551
853,000	Chobani LLC/Chobani Finance Corp. Inc., Company Guaranteed Notes, 7.500% due 4/15/25(b)	831,052
13,681,000	Columbia Care Inc., Senior Secured Notes, 9.500% due 2/3/26	12,244,495
210,000	Constellation Brands Inc., Senior Unsecured Notes, 5.000% due 2/2/26	208,147
1,729,792	Cooks Venture Inc., Senior Secured Notes, 5.500% due 1/15/25(b)(e)	1,695,715
3,750,000SEK	Desenio Group AB, 8.785% (3-Month SEK-STIBOR + 5.500%) due 12/16/24(a)	176,774
215,000	Elevance Health Inc., Senior Unsecured Notes, 3.500% due 8/15/24	209,175
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$210,000	HCA Inc., Company Guaranteed Notes, 5.000% due 3/15/24	$208,609
8,497,000	Leafly Holdings Inc., Senior Unsecured Notes, 8.000% due 1/31/25(b)(c)(e)	7,902,210
2,306,000	Nathan’s Famous Inc., Senior Secured Notes, 6.625% due 11/1/25(b)	2,294,470
200,000	PSA Treasury Pte Ltd., Company Guaranteed Notes, 2.500% due 4/12/26	185,294
	Royalty Pharma PLC, Company Guaranteed Notes:
115,000	0.750% due 9/2/23	112,176
40,000	1.200% due 9/2/25	35,813
75,000	1.750% due 9/2/27	63,545
135,000	Triton Container International Ltd., Company Guaranteed Notes, 0.800% due 8/1/23(b)	131,532
8,251,000	UpHealth Inc., Senior Unsecured Notes, 6.250% due 6/15/26(b)	2,387,633
225,000	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 1.450% due 11/22/24	209,705
	Total Consumer Non-cyclical	29,405,302
Diversified – 0.8%
4,350,000EUR	LR Global Holding GmbH, Senior Secured Notes, 9.948% (3-Month EURIBOR + 7.250%) due 2/3/25(a)	4,048,493
Energy – 3.2%
235,417	AI Candelaria Spain SA, Senior Secured Notes, 7.500% due 12/15/28	213,523
100,000	Ecopetrol SA, Senior Unsecured Notes, 4.125% due 1/16/25	95,662
	Energy Transfer LP, Senior Unsecured Notes:
180,000	5.875% due 1/15/24	180,174
25,000	4.500% due 4/15/24	24,676
5,000	4.050% due 3/15/25	4,852
162,398	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 1.750% due 9/30/27	149,645
152,960	GNL Quintero SA, Senior Unsecured Notes, 4.634% due 7/31/29	146,586
4,530,000	Golar LNG Ltd., Senior Unsecured Notes, 7.000% due 10/20/25(b)	4,507,350
2,277,000	Greenfire Resources Inc., Senior Secured Notes, 12.000% due 8/15/25(b)(c)	2,402,235
182,114	Guara Norte SARL, Senior Secured Notes, 5.198% due 6/15/34	152,517
4,705,000	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 7.500% due 2/1/26(b)	4,492,885
753,000	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 11/1/23	753,722
200,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 7/14/27	171,843
250,000	Reliance Industries Ltd., Senior Unsecured Notes, 4.125% due 1/28/25	242,978
1,610,000EUR	Schletter International BV, Senior Secured Notes, 8.740% (3-Month EURIBOR + 6.750%) due 9/12/25(a)	1,773,241
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$200,000	Transportadora de Gas del Peru SA, Senior Unsecured Notes, 4.250% due 4/30/28	$186,474
	Total Energy	15,498,363
Financial – 4.0%
	American Express Co., Senior Unsecured Notes:
110,000	3.375% due 5/3/24	107,484
105,000	5.256% (SOFRRATE + 0.930%) due 3/4/25(a)	105,747
215,000	Athene Global Funding, Senior Secured Notes, 5.275% (SOFRINDX + 0.700%) due 5/24/24(a)(b)	213,678
	Avolon Holdings Funding Ltd.:
15,000	Company Guaranteed Notes, 5.125% due 10/1/23(b)	14,947
100,000	Senior Unsecured Notes, 2.125% due 2/21/26(b)	87,597
100,000	Banco BBVA Peru SA, Subordinated Notes, 5.250% (5-Year CMT Index + 2.750%) due 9/22/29(a)	96,766
200,000	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.875% due 4/21/25	191,742
150,000	Banco Continental SAECA, Senior Unsecured Notes, 2.750% due 12/10/25(b)	132,750
150,000	Banco Internacional del Peru SAA Interbank, Subordinated Notes, 4.000% (1-Year CMT Index + 3.711%) due 7/8/30(a)	137,252
200,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 5.875% (5-Year CMT Index + 4.643%)(a)(f)	177,300
200,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 2.720% (5-Year CMT Index + 2.000%) due 8/11/31(a)	167,768
200,000	Bancolombia SA, Subordinated Notes, 7.139% (5-Year CMT Index + 2.929%) due 10/18/27(a)	194,282
200,000	Bank Hapoalim BM, Subordinated Notes, 3.255% (5-Year CMT Index + 2.155%) due 1/21/32(a)(b)	171,181
200,000	Bank Leumi Le-Israel BM, Subordinated Notes, 3.275% (5-Year CMT Index + 1.631%) due 1/29/31(a)(b)	175,460
	Bank of America Corp., Senior Unsecured Notes:
140,000	5.555% (3-Month USD-LIBOR + 0.790%) due 3/5/24(a)	140,000
70,000	5.238% (SOFRRATE + 0.690%) due 4/22/25(a)	69,922
210,000	Bank of Montreal, Senior Unsecured Notes, 5.074% (SOFRINDX + 0.710%) due 3/8/24(a)	210,557
215,000	Bank of Nova Scotia, Senior Unsecured Notes, 4.750% due 2/2/26	211,583
200,000	BBVA Bancomer SA, Subordinated Notes, 5.350% (5-Year CMT Index + 3.000%) due 11/12/29(a)	193,409
	Brighthouse Financial Global Funding, Senior Secured Notes:
60,000	0.600% due 6/28/23(b)	59,055
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$75,000	1.750% due 1/13/25(b)	$69,104
215,000	Capital One Financial Corp., Senior Unsecured Notes, 4.985% (SOFRRATE + 2.160%) due 7/24/26(a)	211,519
210,000	Charles Schwab Corp., Senior Unsecured Notes, 5.373% (SOFRINDX + 1.050%) due 3/3/27(a)	210,358
	Citigroup Inc., Senior Unsecured Notes:
155,000	5.985% (3-Month USD-LIBOR + 1.023%) due 6/1/24(a)	155,224
175,000	1.281% (SOFRRATE + 0.528%) due 11/3/25(a)	162,526
200,000	DBS Group Holdings Ltd., Subordinated Notes, 4.520% (5-Year USD 1100 Run ICE Swap Rate + 1.590%) due 12/11/28(a)	198,044
1,344,000	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(b)	1,213,264
220,000	Goldman Sachs Group Inc., Senior Unsecured Notes, 3.500% due 4/1/25	211,940
1,195,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 4.750% due 9/15/24	1,165,125
18,260	Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/25	15,531
	JPMorgan Chase & Co., Senior Unsecured Notes:
215,000	3.900% due 7/15/25	208,832
105,000	5.871% (SOFRRATE + 1.320%) due 4/26/26(a)	106,091
842,000	M.H.H. Holding BV, Senior Secured Notes, 11.859% (3-Month USD-LIBOR + 7.000%) due 2/10/25(a)	867,260
210,000	Macquarie Group Ltd., Senior Unsecured Notes, 4.150% (3-Month USD-LIBOR + 1.330%) due 3/27/24(a)(b)	209,780
160,000	Morgan Stanley, Senior Unsecured Notes, 5.008% (SOFRRATE + 0.455%) due 1/25/24(a)	159,900
200,000	Multibank Inc., Senior Unsecured Notes, 7.750% due 2/3/28(b)	203,500
200,000	NongHyup Bank, Senior Unsecured Notes, 1.250% due 7/20/25	180,965
20,400,000NOK	Nordic Capital Fund II, 9.510% (3-Month NIBOR + 6.250%) due 6/30/24(a)	1,967,120
110,000	Park Aerospace Holdings Ltd., Company Guaranteed Notes, 4.500% due 3/15/23(b)	109,909
215,000	PNC Financial Services Group Inc., Senior Unsecured Notes, 4.758% SOFRRATE + 1.085%) due 1/26/27(a)	211,777
220,000	Royal Bank of Canada, Senior Unsecured Notes, 3.375% due 4/14/25	211,623
7,738,000	StoneX Group Inc., Senior Secured Notes, 8.625% due 6/15/25(b)	7,782,756
225,000	Toronto-Dominion Bank, Senior Unsecured Notes, 0.700% due 9/10/24	209,697
215,000	Truist Financial Corp., Senior Unsecured Notes, 4.260% (SOFRRATE + 1.456%) due 7/28/26(a)	209,582
215,000	Wells Fargo & Co., Senior Unsecured Notes, 1.654% (SOFRRATE + 1.600%) due 6/2/24(a)	212,875
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$215,000	Welltower OP LLC, Company Guaranteed Notes, 3.625% due 3/15/24	$210,549
	Total Financial	19,533,331
Healthcare – 1.1%
6,180,606	ProSomnus Holdings Inc., zero coupon, due 12/31/49(c)(e)	5,466,400
Industrial – 4.1%
3,825,925	Anagram International Inc./Anagram Holdings LLC, Senior Secured Notes, 15.000% due 8/15/25(b)(g)	3,634,629
1,746,000	Ball Corp., Company Guaranteed Notes, 4.000% due 11/15/23	1,722,189
136,993	Bioceanico Sovereign Certificate Ltd., Senior Secured Notes, zero coupon, due 6/5/34	94,422
225,000	Canadian Pacific Railway Co., Company Guaranteed Notes, 1.350% due 12/2/24	209,739
3,076,000	FXI Holdings Inc., Senior Secured Notes, 12.250% due 11/15/26(b)	2,693,516
2,958,000	Hillenbrand Inc., Company Guaranteed Notes, 5.750% due 6/15/25	2,921,025
9,643,000	INNOVATE Corp., Senior Secured Notes, 8.500% due 2/1/26(b)	7,191,439
210,000	John Deere Capital Corp., Senior Unsecured Notes, 4.750% due 1/20/28	208,927
171,300	MV24 Capital BV, Senior Secured Notes, 6.748% due 6/1/34	153,763
215,000	Parker-Hannifin Corp., Senior Unsecured Notes, 3.650% due 6/15/24	210,171
	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
30,000	3.450% due 7/1/24(b)	29,041
195,000	2.700% due 11/1/24(b)	184,532
80,000	Raytheon Technologies Corp., Senior Unsecured Notes, 5.000% due 2/27/26	79,880
220,000	Republic Services Inc., Senior Unsecured Notes, 2.500% due 8/15/24	211,136
300,000	Seaspan Corp., Senior Unsecured Notes, 6.500% due 2/5/24(b)	298,500
	Total Industrial	19,842,909
Insurance – 0.2%
7,610,000SEK	ADDvise Group AB, 10.391% (3-Month SEK-STIBOR + 7.250%) due 5/21/24(a)	733,924
Technology – 2.3%
2,529,000EUR	Azerion Holding BV, Senior Secured Notes, 7.250% due 4/28/24	2,555,316
40,000	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes, 3.875% due 1/15/27	37,726
185,000	Broadcom Inc., Company Guaranteed Notes, 3.150% due 11/15/25	174,218
6,623,000EUR	Fiven ASA, Senior Secured Notes, 8.913% (3-Month EURIBOR + 6.850%) due 6/21/24(a)	6,846,884
13,750,000SEK	Impala Group PLC, 11.856% (3-Month SEK-STIBOR + 9.000%) due 10/20/24(a)	1,214,908
220,000	Microchip Technology Inc., Senior Unsecured Notes, 0.972% due 2/15/24	210,246
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
$205,000	Oracle Corp., Senior Unsecured Notes, 5.800% due 11/10/25	$207,423
	Total Technology	11,246,721
Utilities – 0.3%
200,000	AES Andes SA, Junior Subordinated Notes, 7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)(b)	190,506
113,000	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	101,700
132,720	Empresa Electrica Cochrane SpA, Senior Secured Notes, 5.500% due 5/14/27	124,757
225,000	Entergy Louisiana LLC, Collateral Trust, 0.950% due 10/1/24	209,846
200,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27(b)	191,000
136,700	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	132,293
200,000	Minejesa Capital BV, Senior Secured Notes, 4.625% due 8/10/30	178,666
	Pacific Gas & Electric Co., 1st Mortgage Notes:
80,000	3.250% due 2/16/24	78,224
150,000	4.950% due 6/8/25	146,926
210,000	Southern California Edison Co., 1st Mortgage Notes, 5.310% (SOFRINDX + 0.830%) due 4/1/24(a)	209,728
	Total Utilities	1,563,646
	TOTAL CORPORATE BONDS & NOTES (Cost – $227,299,065)	207,381,230
SENIOR LOANS(a) – 9.2%
3,378,000EUR	Casino, Guichard-Perrachon SA, due 8/31/25(h)	3,053,799
4,960,213	Cengage Learning Inc., 9.880% (6-Month USD-LIBOR + 4.750%) due 7/14/26(h)	4,678,374
4,539,920	Diebold Nixdorf Inc., 10.479% (6-Month SOFR + 5.250%) due 7/15/25	3,036,071
	First Brands Group LLC:
4,247,000	10.246% (6-Month USD-LIBOR + 5.000%) due 3/30/27(a)	4,048,792
1,184,000	13.602% (3-Month USD-LIBOR + 8.500%) due 3/30/28(a)	1,066,346
1,701,127	Fogo de Chao Inc., 8.885% (1-Month USD-LIBOR + 4.250%) due 4/7/25(a)	1,647,252
2,866,818	Getty Images Inc., 9.218% (1-Month USD-LIBOR + 4.500%) due 2/19/26(a)	2,861,457
	K&N Parent Inc.:
2,210,866	12.732% due 2/14/27(c)(h)	2,177,703
3,224,496	7.982% due 8/14/27(c)	2,370,005
2,695,935	Lealand Finance Company BV, 7.635% (1-Month USD-LIBOR + 3.000%) due 6/28/24(a)	1,590,602
2,288,906	MoneyGram International Inc., 9.135% (1-Month USD-LIBOR + 4.500%) due 7/21/26(a)	2,277,462
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS(a) – (continued)
$4,226,238	Monitronics International Inc., 12.325% (3-Month USD-LIBOR + 7.500%) due 3/29/24(a)	$2,706,906
8,190,230	QuarterNorth Energy Holding Inc., 12.639% (1-Month USD-LIBOR + 8.000%) due 8/27/26	8,142,481
5,129,000	Univision Communications Inc., 7.385% (1-Month USD-LIBOR + 2.750%) due 3/15/24(a)	5,121,666
	TOTAL SENIOR LOANS (Cost – $52,157,732)	44,778,916
ASSET-BACKED SECURITIES – 7.2%
136,678	AccessLex Institute, Series 2007-A, Class A3, 5.258% (3-Month USD-LIBOR + 0.300%) due 5/25/36(a)	132,653
500,000	ACHV ABS Trust, Series 2023-1PL, Class A, 6.420% due 3/18/30(b)	500,690
465,672	ACM Auto Trust, Series 2023-1A, Class A, 6.610% due 1/22/30(b)	465,526
	ACREC Ltd.:
209,000	Series 2021-FL1, Class A, 5.751% (1-Month USD-LIBOR + 1.150%) due 10/16/36(a)(b)	204,562
350,000	Series 2021-FL1, Class AS, 6.101% (1-Month USD-LIBOR + 1.500%) due 10/16/36(a)(b)	336,271
	Affirm Asset Securitization Trust:
29,275	Series 2020-Z2, Class A, 1.900% due 1/15/25(b)	28,745
77,714	Series 2021-Z1, Class A, 1.070% due 8/15/25(b)	75,407
1,000,000	Allegro CLO X Ltd., Series 2019-1A, Class AR, 5.958% (3-Month USD-LIBOR + 1.150%) due 7/20/32(a)(b)	984,352
46,662	Aqua Finance Trust, Series 2020-AA, Class A, 1.900% due 7/17/46(b)	43,350
177,000	Arbor Realty Collateralized Loan Obligation Ltd., Series 2020-FL1, Class AS, 6.077% (1-Month TSFR + 1.514%) due 2/15/35(a)(b)	171,032
225,000	Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, 5.688% (1-Month USD-LIBOR + 1.100%) due 5/15/36(a)(b)	221,688
500,000	Bain Capital Credit CLO, Series 2019-1A, Class AR, 5.928% (3-Month USD-LIBOR + 1.130%) due 4/19/34(a)(b)	491,569
500,000	Bain Capital Credit CLO Ltd., Series 2021-1A, Class A, 5.855% (3-Month USD-LIBOR + 1.060%) due 4/18/34(a)(b)	488,827
250,000	BDS Ltd., Series 2021-FL10, Class , 5.941% due 12/16/36(a)(b)	246,138
404,000	BRSP Ltd., Series 2021-FL1, Class A, 5.741% (1-Month USD-LIBOR + 1.150%) due 8/19/38(a)(b)	396,425
	BSPRT Issuer Ltd.:
193,000	Series 2021-FL6, Class A, 5.688% (1-Month USD-LIBOR + 1.100%) due 3/15/36(a)(b)	190,424
209,000	Series 2021-FL7, Class A, 5.908% (1-Month USD-LIBOR + 1.320%) due 12/15/38(a)(b)	206,306
397,292	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220% due 9/25/45(b)	348,412
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
	Carlyle US CLO Ltd.:
$1,000,000	Series 2019-4A, Class A11R, 5.978% (3-Month TSFR + 1.320%) due 4/15/35(a)(b)	$983,618
1,000,000	Series 2021-7A, Class A1, 5.952% (3-Month USD-LIBOR + 1.160%) due 10/15/35(a)(b)	984,513
	CHCP Ltd.:
403,117	Series 2021-FL1, Class A, 5.726% (1-Month TSFR + 1.164%) due 2/15/38(a)(b)	392,659
100,000	Series 2021-FL1, Class AS, 5.976% (1-Month TSFR + 1.414%) due 2/15/38(a)(b)	95,541
177,000	CLNC Ltd., Series 2019-FL1, Class AS, 6.228% (1-Month TSFR + 1.664%) due 8/20/35(a)(b)	175,241
172,650	Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.980% due 8/25/50(b)	145,826
500,000	DataBank Issuer, Series 2023-1A, Class A2, 5.116% due 2/25/53(b)	461,309
453,688	Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.740% due 1/15/26	445,452
1,000,000	Franklin Park Place CLO I LLC, Series 2022-1A, Class A, 6.058% (3-Month TSFR + 1.400%) due 4/14/35(a)(b)	985,754
209,000	FS Rialto, Series 2021-FL3, Class A, 5.840% (1-Month USD-LIBOR + 1.250%) due 11/16/36(a)(b)	206,190
200,000	FS RIALTO, Series 2021-FL2, Class A, 5.810% (1-Month USD-LIBOR + 1.220%) due 5/16/38(a)(b)	195,114
500,000	Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, 5.892% (3-Month USD-LIBOR + 1.020%) due 5/16/31(a)(b)	495,172
504,000	Greystone CRE Notes Ltd., Series 2021-FL3, Class A, 5.608% (1-Month USD-LIBOR + 1.020%) due 7/15/39(a)(b)	494,882
1,000,000	Greywolf CLO VII Ltd., Series 2018-2A, Class A1, 6.079% (3-Month TSFR + 1.440%) due 10/20/31(a)(b)	995,790
1,000,000	Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, 6.112% (3-Month USD-LIBOR + 1.320%) due 4/15/34(a)(b)	988,563
500,000	Halseypoint CLO 5 Ltd., Series 2021-5A, Class A1A, 6.012% (3-Month USD-LIBOR + 1.210%) due 1/30/35(a)(b)	490,790
500,000	Hayfin US XII Ltd., Series 2018-8A, Class A, 5.928% (3-Month USD-LIBOR + 1.120%) due 4/20/31(a)(b)	494,166
500,000	Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.560% due 12/26/25(b)	463,038
175,162	HGI CRE CLO Ltd., Series 2021-FL1, Class A, 5.640% (1-Month USD-LIBOR + 1.050%) due 6/16/36(a)(b)	171,965
208,571	Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.740% due 2/25/39(b)	195,737
1,000,000	Jamestown CLO XVI Ltd., Series 2021-16A, Class A, 6.018% (3-Month USD-LIBOR + 1.200%) due 7/25/34(a)(b)	981,127
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$18,323	Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX, 2.340% due 10/25/48(b)	$17,721
	LCCM Trust:
284,000	Series 2021-FL2, Class A, 5.788% (1-Month USD-LIBOR + 1.200%) due 12/13/38(a)(b)	278,226
310,000	Series 2021-FL3, Class A, 6.038% (1-Month USD-LIBOR + 1.450%) due 11/15/38(a)(b)	303,492
396,741	Lendingpoint Asset Securitization Trust, Series 2021-B, Class A, 1.110% due 2/15/29(b)	395,098
75,989	LMREC Inc., Series 2019-CRE3, Class A, 6.017% (1-Month USD-LIBOR + 1.400%) due 12/22/35(a)(b)	74,972
	LoanCore Issuer Ltd.:
410,000	Series 2021-CRE5, Class A, 5.888% (1-Month USD-LIBOR + 1.300%) due 7/15/36(a)(b)	401,348
410,000	Series 2021-CRE6, Class A, 5.888% (1-Month USD-LIBOR + 1.300%) due 11/15/38(a)(b)	401,305
1,000,000	Marble Point CLO XXI Ltd., Series 2021-3A, Class A1, 6.032% (3-Month USD-LIBOR + 1.240%) due 10/17/34(a)(b)	985,737
92,902	Marlette Funding Trust, Series 2019-4A, Class C, 3.760% due 12/17/29(b)	91,618
483,750	ME Funding LLC, Series 2019-1, Class A2, 6.448% due 7/30/49(b)	468,707
	MF1 Ltd.:
200,000	Series 2021-FL6, Class A, 5.701% (1-Month USD-LIBOR + 1.100%) due 7/16/36(a)(b)	194,906
208,000	Series 2021-FL7, Class A, 5.671% (1-Month USD-LIBOR + 1.080%) due 10/16/36(a)(b)	204,181
559,000	MMAF Equipment Finance LLC, Series 2022-B, Class A2, 5.570% due 9/9/25(b)	558,485
78,744	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170% due 9/16/69(b)	69,948
341,000	NLY Commercial Mortgage Trust, Series 2019-FL2, Class AS, 6.188% (1-Month USD-LIBOR + 1.600%) due 2/15/36(a)(b)	333,669
982,003	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 6.134% (3-Month USD-LIBOR + 1.270%) due 11/15/30(a)(b)	975,808
982,916	Ocean Trails CLO V, Series 2014-5A, Class ARR, 6.095% (3-Month USD-LIBOR + 1.280%) due 10/13/31(a)(b)	975,801
250,000	OCP CLO Ltd., Series 2014-5A, Class A1R, 5.902% (3-Month USD-LIBOR + 1.080%) due 4/26/31(a)(b)	247,472
	Pagaya AI Debt Selection Trust:
54,693	Series 2021-1, Class A, 1.180% due 11/15/27(b)	54,172
649,965	Series 2021-3, Class B, 1.740% due 5/15/29(b)	604,093
206,161	Series 2021-5, Class A, 1.530% due 8/15/29(b)	200,743
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
	Pagaya AI Debt Trust:
$154,961	Series 2022-1, Class A, 2.030% due 10/15/29(b)	$149,711
236,527	Series 2022-3, Class A, 6.060% due 3/15/30(b)	235,312
429,096	PRET LLC, Series 2021-NPL3, Class A1, step bond to yield, 1.868% due 7/25/51(b)	392,837
1,000,000	Sound Point CLO VI-R Ltd., Series 2014-2RA, Class A, 6.058% (3-Month USD-LIBOR + 1.250%) due 10/20/31(a)(b)	983,965
500,000	Sound Point CLO XVIII Ltd., Series 2017-4A, Class A1, 5.928% (3-Month USD-LIBOR + 1.120%) due 1/21/31(a)(b)	490,835
1,000,000	Steele Creek CLO Ltd., Series 2018-2A, Class A, 6.115% (3-Month USD-LIBOR + 1.200%) due 8/18/31(a)(b)	989,993
200,000	STWD Ltd., Series 2021-FL2, Class A, 5.801% (1-Month USD-LIBOR + 1.200%) due 4/18/38(a)(b)	196,880
	THL Credit Wind River CLO Ltd.:
2,000,000	Series 2017-1A, Class ARR, 5.855% (3-Month USD-LIBOR + 1.060%) due 4/18/36(a)(b)	1,943,304
1,300,000	Series 2019-1A, Class AR, 5.968% (3-Month USD-LIBOR + 1.160%) due 7/20/34(a)(b)	1,269,543
200,000	TRTX Issuer Ltd., Series 2021-FL4, Class A, 5.801% (1-Month USD-LIBOR + 1.200%) due 3/15/38(a)(b)	193,992
75,392	Upstart Securitization Trust, Series 2021-3, Class A, 0.830% due 7/20/31(b)	74,039
15,568	USASF Receivables LLC, Series 2020-1A, Class B, 3.220% due 5/15/24(b)	15,553
502,964	VCAT LLC, Series 2021-NPL4, Class A1, step bond to yield, 1.868% due 8/25/51(b)	460,270
500,000	Vibrant CLO VIII Ltd., Series 2018-8A, Class A1A, 5.948% (3-Month USD-LIBOR + 1.140%) due 1/20/31(a)(b)	491,954
150,000	VMC Finance LLC, Series 2022-FL5, Class A, 6.334% SOFR30A + 1.900%) due 2/18/39(a)(b)	146,913
513,706	VOLT XCII LLC, Series 2021-NPL1, Class A1, step bond to yield, 1.893% due 2/27/51(b)	463,487
330,288	VOLT XCIV LLC, Series 2021-NPL3, Class A1, step bond to yield, 2.240% due 2/27/51(b)	303,956
692,763	VOLT XCIX LLC, Series 2021-NPL8, Class A1, step bond to yield, 2.116% due 4/25/51(b)	626,797
1,000,000	Wellfleet CLO Ltd., Series 2020-2A, Class AR, 6.012% (3-Month USD-LIBOR + 1.220%) due 7/15/34(a)(b)	975,806
500,000	Wellfleet CLO X Ltd., Series 2019-XA, Class A1R, 5.978% (3-Month USD-LIBOR + 1.170%) due 7/20/32(a)(b)	492,198
	TOTAL ASSET-BACKED SECURITIES (Cost – $35,860,231)	35,109,671
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
U.S. GOVERNMENT OBLIGATIONS – 5.1%
$1,900,000	U.S. Treasury Bond, 4.625% due 2/28/25	$1,893,914
	U.S. Treasury Notes:
580,000	3.250% due 8/31/24	565,070
1,510,000	4.250% due 9/30/24	1,492,953
1,320,000	4.375% due 10/31/24	1,307,625
2,260,000	4.500% due 11/30/24	2,243,668
1,900,000	4.250% due 12/31/24	1,878,699
1,910,000	4.125% due 1/31/25	1,885,155
4,500,000	3.125% due 8/15/25	4,344,258
950,000	4.250% due 10/15/25	942,021
1,310,000	4.500% due 11/15/25	1,307,800
1,430,000	3.875% due 1/15/26	1,405,422
1,340,000	4.000% due 2/15/26	1,321,470
4,500,000	3.250% due 6/30/27	4,317,715
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $25,060,668)	24,905,770
COLLATERALIZED MORTGAGE OBLIGATIONS – 4.7%
218,092	Angel Oak Mortgage Trust, Series 2020-6, Class A1, 1.261% due 5/25/65(a)(b)	190,043
183,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class A2, 2.023% due 6/15/54(b)	163,568
1,272,204	Series 2017-BNK4, Class XA, 1.341% due 5/15/50(a)(i)	53,983
1,689,815	Series 2017-BNK6, Class XA, 0.769% due 7/15/60(a)(i)	42,987
200,000	BBCMS Mortgage Trust, Series 2019-BWAY, Class A, 5.632% (1-Month TSFR + 1.070%) due 11/15/34(a)(b)	187,356
	Benchmark Mortgage Trust:
10,605,801	Series 2018-B4, Class XA, 0.505% due 7/15/51(a)(i)	175,246
3,674,582	Series 2020-B16, Class XA, 0.925% due 2/15/53(a)(i)	179,729
287,725	BHP Trust, Series 2019-BXHP, Class A, 5.563% (1-Month USD-LIBOR + 0.975%) due 8/15/36(a)(b)	281,940
208,000	BPR Trust, Series 2021-TY, Class A, 5.638% (1-Month USD-LIBOR + 1.050%) due 9/15/38(a)(b)	199,162
	BRAVO Residential Funding Trust:
615,879	Series 2021-A, Class A1, step bond to yield, 1.991% due 10/25/59(b)	574,932
893,212	Series 2022-RPL1, Class A1, 2.750% due 9/25/61(a)(b)	775,799
184,000	BSREP Commercial Mortgage Trust, Series 2021-DC, Class A, 5.538% (1-Month USD-LIBOR + 0.950%) due 8/15/38(a)(b)	173,856
	BX Commercial Mortgage Trust:
155,707	Series 2021-21M, Class A, 5.318% (1-Month USD-LIBOR + 0.730%) due 10/15/36(a)(b)	152,400
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$100,000	Series 2021-CIP, Class A, 5.509% (1-Month USD-LIBOR + 0.921%) due 12/15/38(a)(b)	$98,246
208,000	Series 2021-VOLT, Class B, 5.538% (1-Month USD-LIBOR + 0.950%) due 9/15/36(a)(b)	201,224
193,683	Series 2021-XL2, Class B, 5.586% (1-Month USD-LIBOR + 0.998%) due 10/15/38(a)(b)	187,693
185,678	Series 2022-LP2, Class A, 5.575% (1-Month TSFR + 1.013%) due 2/15/39(a)(b)	182,917
	BX Trust:
80,656	Series 2019-CALM, Class A, 5.552% (1-Month TSFR + 0.990%) due 11/15/32(a)(b)	80,151
183,000	Series 2021-VIEW, Class A, 5.868% (1-Month USD-LIBOR + 1.280%) due 6/15/36(a)(b)	175,158
209,000	BXHPP Trust, Series 2021-FILM, Class B, 5.488% (1-Month USD-LIBOR + 0.900%) due 8/15/36(a)(b)	196,984
1,343,676	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.226% due 5/10/50(a)(i)	52,216
287,000	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class XB, 0.898% due 6/15/50(a)(i)	9,339
	Citigroup Commercial Mortgage Trust:
400,000	Series 2016-P3, Class A4, 3.329% due 4/15/49	371,669
386,000	Series 2019-PRM, Class D, 4.350% due 5/10/36(b)	382,277
26,191	COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853% due 3/25/65(a)(b)	25,759
130,597	COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A1, 0.857% due 5/25/65(a)(b)	108,891
755,690	COLT Trust, Series 2021-RPL1, Class A1, 1.665% due 9/25/61(a)(b)	663,172
	Commercial Mortgage Trust:
8,368,018	Series 2013-CR9, Class XA, 0.023% due 7/10/45(a)(i)	16
227,000	Series 2018-HCLV, Class A, 5.688% (1-Month USD-LIBOR + 1.100%) due 9/15/33(a)(b)	215,455
449,939	Credit Suisse Commercial Mortgage Capital Trust, Series 2020-RPL3, Class A1, 2.691% due 3/25/60(a)(b)	436,954
	CSAIL Commercial Mortgage Trust:
581,516	Series 2017-C8, Class XA, 1.096% due 6/15/50(a)(i)	20,819
4,082,841	Series 2017-CX10, Class XA, 0.749% due 11/15/50(a)(i)	103,882
3,285,118	Series 2018-CX12, Class XA, 0.566% due 8/15/51(a)(i)	75,042
200,000	DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.890% due 8/10/49	183,507
1,242,565	Ellington Financial Mortgage Trust, Series 2022-3, Class A1, step bond to yield, 5.000% due 8/25/67(b)	1,208,173
150,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class A, 5.289% (1-Month USD-LIBOR + 0.701%) due 11/15/38(a)(b)	146,053
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$208,996	EQUS Mortgage Trust, Series 2021-EQAZ, Class A, 5.343% (1-Month USD-LIBOR + 0.755%) due 10/15/38(a)(b)	$203,888
1,476,074	Federal Home Loan Mortgage Corp. (FHLMC), REMICS, Series 4987, Class BF, 4.988% (1-Month USD-LIBOR + 0.400%) due 6/25/50(a)	1,442,322
258,746	Federal National Mortgage Association (FNMA), REMICS, Series 2019-43, Class FD, 5.017% (1-Month USD-LIBOR + 0.400%) due 8/25/49(a)	253,160
	Federal National Mortgage Association (FNMA), Aces:
1,159,856	Series 2020-M49, Class 1A1, 1.255% due 11/25/30(a)	1,003,639
206,300	Series 2021-M7, Class A1, 1.722% due 3/25/31(a)	180,448
962,365	GCAT Trust, Series 2022-NQM4, Class A1, step bond to yield, 5.269% due 8/25/67(b)	938,806
184,000	Great Wolf Trust, Series 2019-WOLF, Class A, 5.710% (1-Month TSFR + 1.148%) due 12/15/36(a)(b)	181,458
208,000	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class A, 5.538% (1-Month USD-LIBOR + 0.950%) due 10/15/36(a)(b)	197,278
	GS Mortgage Securities Trust:
3,679,969	Series 2016-GS4, Class XA, 0.566% due 11/10/49(a)(i)	61,956
1,701,984	Series 2017-GS6, Class XA, 1.012% due 5/10/50(a)(i)	58,919
3,298,437	Series 2017-GS8, Class XA, 0.944% due 11/10/50(a)(i)	109,538
	JP Morgan Chase Commercial Mortgage Securities Trust:
1,614,936	Series 2014-C20, Class XA, 0.804% due 7/15/47(a)(i)	8,064
285,000	Series 2016-JP2, Class A4, 2.822% due 8/15/49	261,219
4,075,000	Series 2020-MKST, Class XCP, 0.000% due 12/15/36(a)(b)(c)(i)	41
	JPMBB Commercial Mortgage Securities Trust:
823,791	Series 2015-C32, Class XA, 1.111% due 11/15/48(a)(i)	13,589
200,000	Series 2016-C1, Class A5, 3.576% due 3/17/49	189,097
247,113	KKR Industrial Portfolio Trust, Series 2021-KDIP, Class , 5.492% due 12/15/37(a)(b)	242,550
	Legacy Mortgage Asset Trust:
253,346	Series 2020-GS4, Class A1, step bond to yield, 3.250% due 2/25/60(b)	249,349
397,134	Series 2021-GS4, Class A1, step bond to yield, 1.650% due 11/25/60(b)	356,441
161,371	Series 2021-SL1, Class A, 1.991% due 9/25/60(a)(b)	155,712
145,400	LoanCore Issuer Ltd., Series 2019-CRE3, Class AS, 5.958% (1-Month USD-LIBOR + 1.370%) due 4/15/34(a)(b)	143,480
99,704	Med Trust, Series 2021-MDLN, Class A, 5.538% (1-Month USD-LIBOR + 0.950%) due 11/15/38(a)(b)	97,274
203,077	MHP, Series 2022-MHIL, Class A, 5.377% (1-Month TSFR + 0.815%) due 1/15/27(a)(b)	198,499
	Morgan Stanley Capital I Trust:
1,186,043	Series 2016-UB11, Class XA, 1.440% due 8/15/49(a)(i)	46,196
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$3,506,038	Series 2016-UB12, Class XA, 0.652% due 12/15/49(a)(i)	$68,281
861,805	Series 2017-H1, Class XA, 1.324% due 6/15/50(a)(i)	30,906
184,000	Series 2021-L6, Class A2, 2.126% due 6/15/54(a)	164,367
209,308	MSC Trust, Series 2021-ILP, Class A, 5.366% (1-Month USD-LIBOR + 0.778%) due 11/15/23(a)(b)	204,587
	New Residential Mortgage Loan Trust:
1,236,499	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(b)	1,150,682
161,787	Series 2020-NQM1, Class A2, 2.718% due 1/26/60(a)(b)	146,315
364,773	NYMT Loan Trust, Series 2020-SP2, Class A1, 2.944% due 10/25/60(a)(b)	355,163
	OBX Trust :
668,656	Series 2022-NQM1, Class A1, 2.305% due 11/25/61(a)(b)	556,726
991,980	Series 2023-NQM1, Class A1, 6.120% due 11/25/62(a)(b)	984,118
150,220	PFP Ltd., Series 2021-8, Class A, 5.590% (1-Month USD-LIBOR + 1.000%) due 8/9/37(a)(b)	144,828
491,711	PRPM LLC, Series 2021-4, Class A1, step bond to yield, 1.867% due 4/25/26(b)	461,290
200,000	RIAL Issuer Ltd., Series 2022-FL8, Class A, 6.814% (1-Month TSFR + 2.250%) due 1/19/37(a)(b)	198,880
181,087	SMR Mortgage Trust, Series 2022-IND, Class A, 6.212% (1-Month TSFR + 1.650%) due 2/15/39(a)(b)	173,869
210,000	SREIT Trust, Series 2021-MFP, Class A, 5.319% (1-Month USD-LIBOR + 0.731%) due 11/15/38(a)(b)	205,473
840,648	UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.524% due 6/15/50(a)(i)	40,843
	Velocity Commercial Capital Loan Trust:
1,071,136	Series 2021-2, Class A, 1.520% due 8/25/51(a)(b)	893,185
403,307	Series 2021-2, Class M1, 1.820% due 8/25/51(a)(b)	330,239
	Verus Securitization Trust:
388,891	Series 2019-INV2, Class A3, 3.219% due 7/25/59(a)(b)	375,784
37,792	Series 2020-2, Class A1, 2.226% due 5/25/60(a)(b)	36,233
565,995	Series 2021-7, Class A1, 1.829% due 10/25/66(a)(b)	474,672
242,728	Series 2021-R1, Class A2, 1.057% due 10/25/63(a)(b)	217,880
596,700	Series 2023-1, Class A1, step bond to yield, 5.850% due 12/25/67(b)	590,059
104,294	Vista Point Securitization Trust, Series 2020-2, Class A1, 1.475% due 4/25/65(a)(b)	92,494
	Wells Fargo Commercial Mortgage Trust:
2,253,283	Series 2015-LC22, Class XA, 0.756% due 9/15/58(a)(i)	34,863
4,467,539	Series 2015-NXS2, Class XA, 0.603% due 7/15/58(a)(i)	51,887
185,000	Series 2021-C60, Class A2, 2.042% due 8/15/54	166,986
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$90,902	Series 2021-SAVE, Class A, 5.738% (1-Month USD-LIBOR + 1.150%) due 2/15/40(a)(b)	$87,232
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $26,722,701)	23,107,363
SOVEREIGN BONDS – 0.1%
Colombia – 0.0%
200,000	Colombia Government International Bond, 4.500% due 1/28/26	188,244
Panama – 0.1%
200,000	Panama Government International Bond, 3.750% due 3/16/25	193,275
Peru – 0.0%
200,000	Corp. Financiera de Desarrollo SA, 5.250% due 7/15/29(a)	192,000
South Africa – 0.0%
200,000	Republic of South Africa Government International Bond, 4.875% due 4/14/26	191,508
	TOTAL SOVEREIGN BONDS (Cost – $829,733)	765,027
MORTGAGE-BACKED SECURITIES – 0.1%
FHLMC – 0.1%
	Freddie Mac Pool:
189,646	3.000% due 5/1/42	169,828
218,520	3.500% due 10/1/42	201,147
	TOTAL FHLMC	370,975
FNMA – 0.0%
213,791	Federal National Mortgage Association (FNMA) Pool, 3.000% due 5/1/42	191,449
	TOTAL MORTGAGE-BACKED SECURITIES (Cost – $576,077)	562,424
Shares/Units
EXCHANGE TRADED FUND (ETF) – 18.0%
1,889,373	iShares Core 1-5 Year USD Bond (Cost – $87,508,180)	87,799,163
COMMON STOCKS – 1.8%
DIVERSIFIED – 1.7%
Holding Companies-Diversified – 1.7%
8,000	AxonPrime Infrastructure Acquisition Corp.*(c)(e)	977
25,927	Berenson Acquisition Corp. I*(c)(e)	155
41,264	Crescera Capital Acquisition Corp., Class A Shares*	429,971
150,348	Financials Acquisition Corp., Class A Shares*	1,862,482
116,382	GP Bullhound Acquisition I SE, Class A Shares*(c)	1,248,088
262,512	Hambro Perks Acquisition Co., Ltd., Class A Shares*	3,204,590
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
DIVERSIFIED – (continued)
Holding Companies-Diversified – (continued)
144,837	Hiro Metaverse Acquisitions I SA, Class A Shares*	$1,794,213
	Total Holding Companies-Diversified	8,540,476
	TOTAL DIVERSIFIED	8,540,476
FINANCIAL – 0.1%
Financial Services – 0.1%
16,305	Alpha Partners Technology*(c)(e)	1,632
273,338	K&N Holdco LLC(c)(e)	273,338
12,300	Revelstone Capital Acquisition Corp.*(c)(e)	1,045
	Total Financial Services	276,015
	TOTAL FINANCIAL	276,015
HEALTHCARE – 0.0%
Healthcare Equipment & Supplies – 0.0%
16,613	ProSomnus Holdings Inc.(c)(e)	63,919
	TOTAL COMMON STOCKS (Cost – $9,415,933)	8,880,410
WARRANTS – 0.0%
DIVERSIFIED – 0.0%
Holding Companies-Diversified – 0.0%
130,314	Brigade-M3 European Acquisition Corp.*(c)	45,610
75,173	Financials Acquisition Corp.*(c)	2,712
58,191	GP Bullhound Acquisition I SE*(c)	15,386
131,256	Hambro Perks Acquisition Co., Ltd.*(c)	12,629
72,418	Hiro Metaverse Acquisitions I SA*(c)	13,500
43,327	Leafly Holdings Inc.*(c)	2,600
	Total Holding Companies-Diversified	92,437
	TOTAL DIVERSIFIED	92,437
HEALTHCARE – 0.0%
Healthcare Equipment & Supplies – 0.0%
61,806	ProSomnus Holdings Inc.*(c)(e)	6,724
	TOTAL WARRANTS (Cost – $24,740)	99,161
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $465,455,060)	433,389,135
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS – 10.8%
COMMERCIAL PAPER – 0.6%
$2,797,000	General Motors Financial Co., 5.198% due 3/16/23(j) (Cost – $2,790,998)	$2,790,716
TIME DEPOSITS – 8.4%
24,895,261	Citibank – New York, 3.920% due 3/1/23	24,895,261
14,404,894	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	14,404,894
1,560,639	Skandinaviska Enskilda Banken AB – Stockholm, 3.920% due 3/1/23	1,560,639
	TOTAL TIME DEPOSITS (Cost – $40,860,794)	40,860,794
U.S. GOVERNMENT OBLIGATIONS – 1.8%
	U.S. Treasury Bills:
800,000	4.537% due 3/9/23(j)	799,198
6,000,000	4.237% due 10/5/23(j)	5,830,614
1,590,000	4.732% due 1/25/24(j)	1,521,393
790,000	4.994% due 2/22/24(j)	752,545
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $8,928,072)	8,903,750
	TOTAL SHORT-TERM INVESTMENTS (Cost – $52,579,864)	52,555,260
	TOTAL INVESTMENTS – 99.5% (Cost – $518,034,924)	485,944,395
	Other Assets in Excess of Liabilities – 0.5%	2,405,523
	TOTAL NET ASSETS – 100.0%	$488,349,918

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2023.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $180,059,202 and represents 36.87% of net assets.

(c)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $28,647,135 and represents 5.87% of net assets.

(d)
When-Issued or delayed delivery security.

(e)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(f)
Security is perpetual in nature and has no stated maturity date.

(g)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(h)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (continued)

(i)
Interest only security.

(j)
Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
CLO
 —    Collateralized Loan Obligation

CMT
 —    Constant Maturity Treasury Index

EURIBOR
 —    Euro Interbank Offered Rate

ICE
 —    Intercontinental Exchange

LIBOR
 —    London Interbank Offered Rate

LLC
 —    Limited Liability Company

LP
 —    Limited Partnership

NIBOR
 —    Norwegian Interbank Offered Rate

PLC
 —    Public Limited Company

REMICS
 —    Real Estate Mortgage Investment Conduit

SOFR
 —    Secured Overnight Financing Rate

STIBOR
 —    Stockholm Interbank Offered Rate

TSFR
 —    CME Term SOFR Reference Rate

Summary of Investments by Security Type^ (Unaudited)
Corporate Bonds & Notes	42.7%
Exchange Traded Fund (ETF)	18.1
Senior Loans	9.2
Asset-Backed Securities	7.2
U.S. Government Obligations	5.1
Collateralized Mortgage Obligations	4.8
Common Stocks	1.8
Sovereign Bonds	0.2
Mortgage-Backed Securities	0.1
Warrants	0.0*
Short-Term Investments	10.8
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Low Duration Fixed Income Fund (concluded)

At February 28, 2023, Destinations Low Duration Fixed Income Fund had open forward foreign currency contracts as described below.
The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Norwegian Krone	3,954,000	BBH	$380,942	3/15/23	$—	$(4,564)	$(4,564)
Norwegian Krone	3,245,000	BBH	312,634	3/15/23	—	(1,036)	(1,036)
					$—	$(5,600)	$(5,600)
Contracts to Sell:
British Pound	5,747,000	BBH	6,913,559	3/15/23	$58,586	$—	$58,586
Euro	28,942,000	BBH	30,633,976	3/15/23	412,397	—	412,397
Norwegian Krone	27,489,000	BBH	2,648,384	3/15/23	71,021	—	71,021
Swedish Krona	52,260,000	BBH	4,995,357	3/15/23	36,804	—	36,804
					$578,808	$—	$578,808
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts					$578,808	$(5,600)	$573,208
Counterparty Abbreviations used in this schedule:
BBH
 —    Brown Brothers Harriman & Co.

Currency Abbreviations used in this schedule:
EUR
 —    Euro

NOK
 —    Norwegian Krone

SEK
 —    Swedish Krona

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 69.6%
Australia – 1.9%
$12,765,000	Infrabuild Australia Pty Ltd., Senior Secured Notes, 12.000% due 10/1/24(a)	$12,350,138
1,250,000	QBE Insurance Group Ltd., Subordinated Notes, 6.750% (USD Swap Rate + 4.300%) due 12/2/44(b)	1,238,271
	Total Australia	13,588,409
Bermuda – 1.0%
200,000	Credicorp Ltd., Senior Unsecured Notes, 2.750% due 6/17/25	186,475
	Digicel Group Holdings Ltd.:
391,135	Senior Unsecured Notes, 8.000% due 4/1/25(a)(c)	100,717
62,817	Subordinated Notes, 7.000%(a)(c)(d)	5,025
3,155,000	Golar LNG Ltd., Senior Unsecured Notes, 7.000% due 10/20/25(a)	3,139,225
1,985,000	Inkia Energy Ltd., Senior Unsecured Notes, 5.875% due 11/9/27	1,816,431
1,771,000	Valaris Ltd., Senior Secured Notes, 8.250% due 4/30/28(a)(c)	1,808,634
	Total Bermuda	7,056,507
Brazil – 0.7%
5,550,000	Itau Unibanco Holding SA, Subordinated Notes, 3.875% (5-Year CMT Index + 3.446%) due 4/15/31(b)	5,001,937
British Virgin Islands – 0.0%
200,000	Gold Fields Orogen Holdings BVI Ltd., Company Guaranteed Notes, 5.125% due 5/15/24	197,294
Canada – 5.2%
165,000	Algonquin Power & Utilities Corp., Junior Subordinated Notes, 4.750% (5-Year CMT Index + 3.249%) due 1/18/82(b)	136,538
10,024,000	Columbia Care Inc., Senior Secured Notes, 9.500% due 2/3/26	8,971,480
5,593,572	Copper Mountain Mining Corp., Senior Secured Notes, 8.000% due 4/9/26(a)	5,341,861
1,045,000	Emera Inc., Junior Subordinated Notes, 6.750% (3-Month USD-LIBOR + 5.440%) due 6/15/76(b)	1,002,644
	Enbridge Inc., Subordinated Notes:
315,000	5.500% (3-Month USD-LIBOR + 3.418%) due 7/15/77(b)	291,001
735,000	5.750% (5-Year CMT Index + 5.314%) due 7/15/80(b)	689,334
190,000	7.625% (5-Year CMT Index + 4.418%) due 1/15/83(b)	193,088
2,473,000	Greenfire Resources Inc., Senior Secured Notes, 12.000% due 8/15/25(a)(e)	2,609,015
5,543,000	International Petroleum Corp., Company Guaranteed Notes, 7.250% due 2/1/27(a)	5,337,182
6,300,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25	6,182,190
1,000,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25(a)	981,300
7,495,000	Tacora Resources Inc., Senior Secured Notes, 8.250% due 5/15/26(a)	5,679,759
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Canada – (continued)
	Transcanada Trust, Company Guaranteed Notes:
$130,000	5.500% (SOFRRATE + 4.416%) due 9/15/79(b)	$114,641
160,000	5.600% (5-Year CMT Index + 3.986%) due 3/7/82(b)	139,136
	Total Canada	37,669,169
Cayman Islands – 1.3%
136,993	Bioceanico Sovereign Certificate Ltd., Senior Secured Notes, zero coupon, due 6/5/34	94,422
182,597	Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/25	155,310
3,900,000	SA Global Sukuk Ltd., Senior Unsecured Notes, 1.602% due 6/17/26	3,512,215
1,100,000	SA Global Sukuk Ltd., Senior Unsecured Notes, 1.602% due 6/17/26(a)	990,625
3,973,000	Sable International Finance Ltd., Senior Secured Notes, 5.750% due 9/7/27	3,657,745
590,000	Transocean Inc., Senior Secured Notes, 8.750% due 2/15/30(a)	600,325
	Total Cayman Islands	9,010,642
Chile – 2.8%
	AES Andes SA, Junior Subordinated Notes:
800,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)(b)	762,025
1,000,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(b)	952,531
600,000	6.350% (5-Year CMT Index + 4.917%) due 10/7/79(b)	558,852
600,000	Cencosud SA, Company Guaranteed Notes, 5.150% due 2/12/25	594,683
3,400,000	Chile Electricity PEC SpA, Senior Secured Notes, zero coupon, due 1/25/28(a)	2,524,904
679,695	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	611,725
2,256,240	Empresa Electrica Cochrane SpA, Senior Secured Notes, 5.500% due 5/14/27	2,120,866
6,300,000	Enel Generacion Chile SA, Senior Unsecured Notes, 4.250% due 4/15/24	6,124,531
2,294,400	GNL Quintero SA, Senior Unsecured Notes, 4.634% due 7/31/29	2,198,783
2,200,000	Sociedad Quimica y Minera de Chile SA, Senior Unsecured Notes, 4.375% due 1/28/25	2,156,000
1,803,000	VTR Comunicaciones SpA, Senior Secured Notes, 5.125% due 1/15/28	1,274,433
	Total Chile	19,879,333
Colombia – 1.6%
400,000	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.875% due 4/21/25	383,483
	Bancolombia SA, Subordinated Notes:
6,300,000	7.139% (5-Year CMT Index + 2.929%) due 10/18/27(b)	6,119,878
1,350,000	4.625% (5-Year CMT Index + 2.944%) due 12/18/29(b)	1,215,675
1,700,000	Ecopetrol SA, Senior Unsecured Notes, 4.125% due 1/16/25	1,626,250
1,450,000	Grupo de Inversiones Suramericana SA, Senior Unsecured Notes, 5.500% due 4/29/26	1,385,133
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Colombia – (continued)
$1,000,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 7/14/27	$859,217
	Total Colombia	11,589,636
Denmark – 0.6%
4,069,000EUR	Skill Bidco ApS, 9.494% (3-Month EURIBOR + 6.750%) due 3/2/28(b)	4,174,273
France – 0.5%
	BNP Paribas SA, Junior Subordinated Notes:
475,000	7.750% (5-Year CMT Index + 4.899%)(a)(b)(d)	483,906
300,000	9.250% (5-Year CMT Index + 4.969%)(a)(b)(d)	320,250
1,771,000EUR	Casino Guichard Perrachon SA, Senior Unsecured Notes, 6.625% due 1/15/26	1,038,116
830,000	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(b)(d)	839,088
	Societe Generale SA, Junior Subordinated Notes:
450,000	6.750% (5-Year USD Swap Rate + 3.929%)(a)(b)(d)	410,514
225,000	9.375% (5-Year CMT Index + 5.385%)(a)(b)(d)	237,308
	Total France	3,329,182
Germany – 0.9%
600,000	Deutsche Bank AG, Junior Subordinated Notes, 6.000% (5-Year CMT Index + 4.524%)(b)(d)	543,822
2,542,398EUR	Lifefit Group Midco GmbH, Senior Secured Notes, 9.678% (3-Month EURIBOR + 7.500%) due 1/26/25(c)	2,635,063
3,770,000EUR	LR Global Holding GmbH, Senior Secured Notes, 9.948% (3-Month EURIBOR + 7.250%) due 2/3/25(b)	3,508,694
	Total Germany	6,687,579
India – 1.7%
1,546,875	Adani International Container Terminal Pvt Ltd., Senior Secured Notes, 3.000% due 2/16/31	1,155,481
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
1,300,000	3.375% due 7/24/24	1,182,350
3,100,000	4.000% due 7/30/27	2,469,900
1,500,000	Indian Oil Corp., Ltd., Senior Unsecured Notes, 5.750% due 8/1/23	1,498,815
	ONGC Videsh Ltd., Company Guaranteed Notes:
1,300,000	3.750% due 5/7/23	1,294,839
850,000	4.625% due 7/15/24	837,531
4,100,000	Reliance Industries Ltd., Senior Unsecured Notes, 4.125% due 1/28/25	3,984,831
	Total India	12,423,747
Indonesia – 1.8%
2,900,000	Freeport Indonesia PT, Senior Unsecured Notes, 4.763% due 4/14/27	2,782,716
1,100,000	Freeport Indonesia PT, Senior Unsecured Notes, 4.763% due 4/14/27(a)	1,055,513
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Indonesia – (continued)
$1,500,000	Indonesia Asahan Aluminium Persero PT, Senior Unsecured Notes, 4.750% due 5/15/25	$1,468,350
	Pertamina Persero PT, Senior Unsecured Notes:
2,100,000	4.300% due 5/20/23	2,089,500
4,800,000	1.400% due 2/9/26	4,284,027
1,321,000	Perusahaan Penerbit SBSN Indonesia III, Senior Unsecured Notes, 3.750% due 3/1/23	1,321,000
	Total Indonesia	13,001,106
Israel – 1.1%
5,338,000	Bank Hapoalim BM, Subordinated Notes, 3.255% (5-Year CMT Index + 2.155%) due 1/21/32(a)(b)	4,568,816
4,170,000	Bank Leumi Le-Israel BM, Subordinated Notes, 3.275% (5-Year CMT Index + 1.631%) due 1/29/31(a)(b)	3,658,341
	Total Israel	8,227,157
Italy – 1.0%
85,000	Intesa Sanpaolo SpA, Company Guaranteed Notes, 7.700% (5-Year USD Swap Rate + 5.462%)(a)(b)(d)	79,665
6,630,000EUR	Linkem SpA, Senior Secured Notes, 8.452% (3-Month EURIBOR + 7.000%) due 8/9/23(a)(b)(e)	6,941,769
	Total Italy	7,021,434
Jersey, Channel Islands – 0.8%
6,008,725	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 1.750% due 9/30/27	5,536,858
Luxembourg – 0.6%
900,000	CSN Resources SA, Company Guaranteed Notes, 7.625% due 4/17/26	897,815
1,183,741	Guara Norte SARL, Senior Secured Notes, 5.198% due 6/15/34	991,359
	Millicom International Cellular SA, Senior Unsecured Notes:
1,377,900	6.625% due 10/15/26	1,320,266
1,575,000	5.125% due 1/15/28	1,386,431
	Total Luxembourg	4,595,871
Malaysia – 1.7%
1,250,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 4.357% due 3/24/26	1,210,237
1,200,000	Malaysia Sovereign Sukuk Bhd, Unsecured Notes, 3.043% due 4/22/25	1,154,928
3,600,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.500% due 3/18/25	3,477,744
6,700,000	TNB Global Ventures Capital Bhd, Senior Unsecured Notes, 3.244% due 10/19/26	6,168,355
	Total Malaysia	12,011,264
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Mauritius – 0.3%
$2,500,000	UPL Corp., Ltd, Company Guaranteed Notes, 4.500% due 3/8/28	$2,156,250
Mexico – 1.3%
2,200,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 5.875% (5-Year CMT Index + 4.643%)(b)(d)	1,950,300
2,800,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 2.720% (5-Year CMT Index + 2.000%) due 8/11/31(b)	2,348,746
2,443,000	BBVA Bancomer SA, Subordinated Notes, 5.350% (5-Year CMT Index + 3.000%) due 11/12/29(b)	2,362,488
350,000	Fomento Economico Mexicano SAB de CV, Senior Unsecured Notes, 2.875% due 5/10/23	347,777
1,572,051	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	1,521,368
700,000	Orbia Advance Corp. SAB de CV, Company Guaranteed Notes, 1.875% due 5/11/26	612,500
	Total Mexico	9,143,179
Multinational – 0.6%
4,593,000	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(a)	4,248,708
Netherlands – 3.4%
200,000	Aegon NV, Subordinated Notes, 5.500% (6-Month USD-LIBOR + 3.540%) due 4/11/48(b)	189,394
945,000	AerCap Holdings NV, Company Guaranteed Notes, 5.875% (5-Year CMT Index + 4.535%) due 10/10/79(b)	901,553
872,000EUR	Azerion Holding BV, Senior Secured Notes, 7.250% due 4/28/24	881,074
4,700,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 8.500% (5-Year CMT Index + 8.220%) due 1/23/81(b)	4,723,500
6,743,000	Clear Channel International BV, Senior Secured Notes, 6.625% due 8/1/25(a)	6,574,759
	ING Groep NV, Junior Subordinated Notes:
400,000	5.750% (5-Year CMT Index + 4.342%)(b)(d)	370,700
400,000	6.500% (5-Year USD Swap Rate + 4.446%)(b)(d)	383,040
200,000	6.750% (5-Year USD 1100 Run ICE Swap Rate + 4.204%)(b)(d)	195,660
1,059,000	M.H.H. Holding BV, Senior Secured Notes, 11.859% (3-Month USD-LIBOR + 7.000%) due 2/10/25(b)	1,090,770
6,200,000	Minejesa Capital BV, Senior Secured Notes, 4.625% due 8/10/30	5,538,661
1,000,000	Mong Duong Finance Holdings BV, Senior Secured Notes, 5.125% due 5/7/29	851,324
1,939,973	MV24 Capital BV, Senior Secured Notes, 6.748% due 6/1/34	1,741,364
1,600,000	VTR Finance NV, Senior Unsecured Notes, 6.375% due 7/15/28	695,200
	Total Netherlands	24,136,999
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Norway – 0.9%
21,000,000NOK	Aker Horizons ASA, Senior Unsecured Notes, 6.480% (3-Month NIBOR + 3.250%) due 8/15/25(b)	$1,930,861
8,933,000NOK	Duo BidCo AS, 8.260% (3-Month NIBOR + 5.000%) due 4/12/26(b)	822,835
$258,262	Jacktel AS, Senior Secured Notes, 10.000% due 12/4/23	258,262
1,061,559	Jacktel AS, Senior Secured Notes, 10.000% due 12/4/23(a)(c)	955,403
1,200,000EUR	LINK Mobility Group Holding ASA, Senior Unsecured Notes, 3.375% due 12/15/25	1,090,808
1,050,000	Mime Petroleum AS, 10.250% due 11/10/26	703,500
1,000,000	SFL Corp., Ltd., Senior Unsecured Notes, 8.875% due 2/1/27	975,000
	Total Norway	6,736,669
Panama – 0.2%
1,100,000	Multibank Inc., Senior Unsecured Notes, 7.750% due 2/3/28(a)	1,119,250
Paraguay – 0.3%
1,200,000	Banco Continental SAECA, Senior Unsecured Notes, 2.750% due 12/10/25	1,062,000
950,000	Banco Continental SAECA, Senior Unsecured Notes, 2.750% due 12/10/25(a)	840,750
	Total Paraguay	1,902,750
Peru – 3.8%
550,000	Banco BBVA Peru SA, Subordinated Notes, 5.250% (5-Year CMT Index + 2.750%) due 9/22/29(b)	532,213
	Banco de Credito del Peru SA, Subordinated Notes:
2,050,000	3.125% (5-Year CMT Index + 3.000%) due 7/1/30(b)	1,856,275
2,800,000	3.250% (5-Year CMT Index + 2.450%) due 9/30/31(a)(b)	2,464,000
1,450,000	3.250% (5-Year CMT Index + 2.450%) due 9/30/31(b)	1,276,000
	Banco Internacional del Peru SAA Interbank, Subordinated Notes:
1,500,000	6.625% (3-Month USD-LIBOR + 5.760%) due 3/19/29(b)	1,485,000
2,892,000	4.000% (1-Year CMT Index + 3.711%) due 7/8/30(b)	2,646,225
750,000	Camposol SA, Company Guaranteed Notes, 6.000% due 2/3/27	480,630
4,258,235	Fenix Power Peru SA, Senior Unsecured Notes, 4.317% due 9/20/27	3,918,649
3,845,600	Hunt Oil Co. of Peru LLC Sucursal Del Peru, Senior Unsecured Notes, 6.375% due 6/1/28	3,578,003
2,700,000	Kallpa Generacion SA, Senior Unsecured Notes, 4.875% due 5/24/26	2,577,420
2,449,000	Orazul Energy Peru SA, Company Guaranteed Notes, 5.625% due 4/28/27	2,197,977
1,650,000	Scotiabank Peru SAA, Subordinated Notes, 8.589% (3-Month USD-LIBOR + 3.856%) due 12/13/27(b)	1,645,875
3,050,000	Transportadora de Gas del Peru SA, Senior Unsecured Notes, 4.250% due 4/30/28	2,843,724
	Total Peru	27,501,991
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Portugal – 0.0%
$70,068	Invepar, zero coupon, due 12/30/28(e)(f)	$—
Qatar – 0.6%
5,200,000	Qatar Energy, Senior Unsecured Notes, 1.375% due 9/12/26	4,606,784
Singapore – 4.3%
	DBS Group Holdings Ltd.:
400,000	Senior Unsecured Notes, 1.169% due 11/22/24(a)	372,781
	Subordinated Notes:
975,000	4.520% (5-Year USD 1100 Run ICE Swap Rate + 1.590%) due 12/11/28(b)	965,465
6,000,000	1.822% (5-Year CMT Index + 1.100%) due 3/10/31(b)	5,345,634
2,150,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 3.750% due 7/27/26	1,999,794
	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes:
1,000,000	4.250% due 6/19/24	982,650
2,500,000	1.832% (5-Year CMT Index + 1.580%) due 9/10/30(a)(b)	2,264,850
4,400,000	1.832% (5-Year CMT Index + 1.580%) due 9/10/30(b)	3,986,136
1,150,000	PSA Treasury Pte Ltd., Company Guaranteed Notes, 2.500% due 4/12/26	1,065,438
	SingTel Group Treasury Pte Ltd., Company Guaranteed Notes:
1,200,000	3.250% due 6/30/25	1,148,016
6,500,000	2.375% due 10/3/26	5,895,776
	United Overseas Bank Ltd., Subordinated Notes:
2,500,000	3.750% (5-Year CMT Index + 1.500%) due 4/15/29(b)	2,443,925
5,000,000	1.750% (5-Year CMT Index + 1.520%) due 3/16/31(b)	4,440,801
	Total Singapore	30,911,266
South Korea – 2.9%
2,700,000	Korea East-West Power Co., Ltd., Senior Unsecured Notes, 1.750% due 5/6/25	2,484,262
2,200,000	Korea East-West Power Co., Ltd., Senior Unsecured Notes, 1.750% due 5/6/25(a)	2,024,214
4,300,000	Korea Southern Power Co., Ltd., Senior Unsecured Notes, 0.750% due 1/27/26(a)	3,758,888
	KT Corp., Senior Unsecured Notes:
7,300,000	1.000% due 9/1/25	6,529,474
400,000	2.500% due 7/18/26	363,681
3,900,000	LG Chem Ltd., Senior Unsecured Notes, 3.250% due 10/15/24	3,751,137
2,000,000	NongHyup Bank, Senior Unsecured Notes, 1.250% due 7/20/25(a)	1,809,652
	Total South Korea	20,721,308
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Spain – 0.7%
$4,221,492	AI Candelaria Spain SA, Senior Secured Notes, 7.500% due 12/15/28	$3,828,893
	Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes:
200,000	6.125% (5-Year USD Swap Rate + 3.870%)(b)(d)	179,586
200,000	6.500% (5-Year CMT Index + 5.192%)(b)(d)	190,000
	Banco Santander SA, Junior Subordinated Notes:
1,000,000	4.750% (5-Year CMT Index + 3.753%)(b)(d)	849,600
200,000	7.500% (5-Year USD 1100 Run ICE Swap Rate + 4.989%)(b)(d)	195,750
	Total Spain	5,243,829
Sweden – 0.1%
3,750,000SEK	Go North Group AB, 13.985% (3-Month SEK-STIBOR + 11.000%) due 2/9/26(b)	358,204
Switzerland – 0.4%
	Credit Suisse Group AG, Junior Subordinated Notes:
1,365,000	6.375% (5-Year CMT Index + 4.822%)(a)(b)(d)	1,008,289
800,000	9.750% (5-Year CMT Index + 6.383%)(a)(b)(d)	723,920
	UBS Group AG, Junior Subordinated Notes:
200,000	4.875% (5-Year CMT Index + 3.404%)(a)(b)(d)	175,200
900,000	6.875% (5-Year USD Swap Rate + 4.590%)(b)(d)	885,330
300,000	7.000% (5-Year USD Swap Rate + 4.344%)(a)(b)(d)	298,555
	Total Switzerland	3,091,294
United Kingdom – 1.2%
	Barclays PLC, Junior Subordinated Notes:
675,000	7.750% (5-Year USD Swap Rate + 4.842%)(b)(d)	669,937
625,000	8.000% (5-Year CMT Index + 5.431%)(b)(d)	612,625
400,000	6.125% (5-Year CMT Index + 5.867%)(b)(d)	376,800
	HSBC Holdings PLC, Junior Subordinated Notes:
975,000	6.000% (5-Year USD 1100 Run ICE Swap Rate + 3.746%)(b)(d)	901,875
450,000	6.375% (5-Year USD 1100 Run ICE Swap Rate + 4.368%)(b)(d)	439,875
12,500,000SEK	Impala Group PLC, 11.856% (3-Month SEK-STIBOR + 9.000%) due 10/20/24(b)	1,104,462
200,000	Legal & General Group PLC, Subordinated Notes, 5.250% (5-Year USD Swap Rate + 3.687%) due 3/21/47(b)	189,250
1,170,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.496%)(b)(d)	1,151,432
	NatWest Group PLC, Junior Subordinated Notes:
560,000	6.000% (5-Year CMT Index + 5.625%)(b)(d)	525,118
600,000	8.000% (5-Year USD Swap Rate + 5.720%)(b)(d)	596,910
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United Kingdom – (continued)
$240,000	Standard Chartered PLC, Junior Subordinated Notes, 6.000% (5-Year CMT Index + 5.661%)(a)(b)(d)	$231,083
	Vedanta Resources Ltd., Senior Unsecured Notes:
800,000	7.125% due 5/31/23	733,868
200,000	6.125% due 8/9/24	129,841
	Vodafone Group PLC, Junior Subordinated Notes:
780,000	7.000% (5-Year USD Swap Rate + 4.873%) due 4/4/79(b)	764,631
250,000	4.125% (5-Year CMT Index + 2.767%) due 6/4/81(b)	198,420
	Total United Kingdom	8,626,127
United States – 23.4%
7,321,000	99 Escrow Issuer Inc., Senior Secured Notes, 7.500% due 1/15/26(a)	3,504,637
820,000	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month USD-LIBOR + 4.300%) due 6/15/45(a)(b)	791,324
650,000	Air Lease Corp., Junior Subordinated Notes, 4.650% (5-Year CMT Index + 4.076%)(b)(d)	582,080
1,163,000	Air Products & Chemicals Inc., Senior Unsecured Notes, 4.800% due 3/3/33	1,158,574
985,000	Ally Financial Inc., Junior Subordinated Notes, 4.700% (5-Year CMT Index + 3.481%)(b)(d)	744,852
1,200,000	Altera Shuttle Tankers, 9.500% due 12/15/25	1,046,735
250,000	American AgCredit Corp., Junior Subordinated Notes, 5.250% (5-Year CMT Index + 4.500%)(a)(b)(d)	230,000
160,000	American Electric Power Co., Inc., Junior Subordinated Notes, 3.875% (5-Year CMT Index + 2.675%) due 2/15/62(b)	133,429
240,000	American Express Co., Junior Subordinated Notes, 3.550% (5-Year CMT Index + 2.854%)(b)(d)	203,736
160,000	American International Group Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 2.868%) due 4/1/48(b)	154,400
3,253,256	Anagram International Inc./Anagram Holdings LLC, Senior Secured Notes, 15.000% due 8/15/25(a)(c)	3,090,593
1,200,000	Assurant Inc., Subordinated Notes, 7.000% (3-Month USD-LIBOR + 4.135%) due 3/27/48(b)	1,189,003
969,000	Assured Guaranty Municipal Holdings Inc., Company Guaranteed Notes, 6.400% (1-Month USD-LIBOR + 2.215%) due 12/15/66(a)(b)	896,325
250,000	AXIS Specialty Finance LLC, Company Guaranteed Notes, 4.900% (5-Year CMT Index + 3.186%) due 1/15/40(b)	211,815
	Bank of America Corp., Junior Subordinated Notes:
355,000	4.375% (5-Year CMT Index + 2.760%)(b)(d)	307,572
840,000	6.300% (3-Month USD-LIBOR + 4.553%)(b)(d)	845,250
750,000	6.500% (3-Month USD-LIBOR + 4.174%)(b)(d)	745,875
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$200,000	Bank of New York Mellon Corp., Junior Subordinated Notes, 4.700% (5-Year CMT Index + 4.358%)(b)(d)	$194,500
9,250,000	BuzzFeed Inc., Senior Unsecured Notes, 8.500% due 12/3/26(a)	6,897,725
280,000	Capital Farm Credit ACA, Junior Subordinated Notes, 5.000% (5-Year CMT Index + 4.523%)(a)(b)(d)	257,600
325,000	Capital One Financial Corp., Junior Subordinated Notes, 3.950% (5-Year CMT Index + 3.157%)(b)(d)	274,267
3,263,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 4.000% due 3/1/23(a)	3,263,000
885,000	CenterPoint Energy Inc., Junior Subordinated Notes, 6.125% (3-Month USD-LIBOR + 3.270%)(b)(d)	868,795
	Charles Schwab Corp., Junior Subordinated Notes:
210,000	4.000% (5-Year CMT Index + 3.168%)(b)(d)	191,082
620,000	5.375% (5-Year CMT Index + 4.971%)(b)(d)	610,700
476,000	Chobani LLC/Chobani Finance Corp. Inc., Company Guaranteed Notes, 7.500% due 4/15/25(a)	463,753
	Citigroup Inc.:
	Junior Subordinated Notes:
140,000	4.150% (5-Year CMT Index + 3.000%)(b)(d)	120,225
645,000	5.000% (SOFRRATE + 3.813%)(b)(d)	612,750
1,144,000	5.950% (3-Month USD-LIBOR + 3.905%)(b)(d)	1,117,917
775,000	6.250% (3-Month USD-LIBOR + 4.517%)(b)(d)	772,125
200,000	6.300% (3-Month USD-LIBOR + 3.423%)(b)(d)	195,250
205,000	7.375% (5-Year CMT Index + 3.209%)(b)(d)	205,000
	Citizens Financial Group Inc., Junior Subordinated Notes:
260,000	4.000% (5-Year CMT Index + 3.215%)(b)(d)	218,831
100,000	6.375% (3-Month USD-LIBOR + 3.157%)(b)(d)	95,937
215,000	CMS Energy Corp., Junior Subordinated Notes, 4.750% (5-Year CMT Index + 4.116%) due 6/1/50(b)	192,575
	CoBank ACB, Junior Subordinated Notes:
1,075,000	6.250% (3-Month USD-LIBOR + 4.660%)(b)(d)	1,042,028
460,000	6.450% (5-Year CMT Index + 3.487%)(b)(d)	461,150
650,000	Compeer Financial ACA, Junior Subordinated Notes, 4.875% (5-Year CMT Index + 4.095%)(a)(b)(d)(e)	573,626
1,771,000	Conduent Business Services LLC/Conduent State & Local Solutions Inc., Senior Secured Notes, 6.000% due 11/1/29(a)	1,443,755
510,000	Dairy Farmers of America Inc., Junior Subordinated Notes, 7.125%(a)(d)	430,950
1,694,091	Diebold Nixdorf Inc., Secured Notes, 8.500% due 10/15/26(a)(c)	838,575
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
	Discover Financial Services, Junior Subordinated Notes:
$125,000	5.500% (3-Month USD-LIBOR + 3.076%)(b)(d)	$106,571
240,000	6.125% (5-Year CMT Index + 5.783%)(b)(d)	237,621
1,328,000	DXC Technology Co., Senior Unsecured Notes, 2.375% due 9/15/28	1,111,934
	Edison International, Junior Subordinated Notes:
375,000	5.000% (5-Year CMT Index + 3.901%)(b)(d)	322,939
360,000	5.375% (5-Year CMT Index + 4.698%)(b)(d)	327,719
	Energy Transfer LP, Junior Subordinated Notes:
695,000	6.500% (5-Year CMT Index + 5.694%)(b)(d)	640,594
44,000	7.125% (5-Year CMT Index + 5.306%)(b)(d)	39,116
310,000	Enstar Finance LLC, Company Guaranteed Notes, 5.500% (5-Year CMT Index + 4.006%) due 1/15/42(b)	247,225
615,000	Equitable Holdings Inc., Junior Subordinated Notes, 4.950% (5-Year CMT Index + 4.736%)(b)(d)	592,439
430,000	Fifth Third Bancorp, Junior Subordinated Notes, 4.500% (5-Year CMT Index + 4.215%)(b)(d)	411,320
260,000	First Citizens BancShares Inc., Junior Subordinated Notes, 8.741% (3-Month USD-LIBOR + 3.972%)(b)(d)	261,300
3,403,000	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	3,071,977
	Freeport-McMoRan Inc., Company Guaranteed Notes:
3,000,000	5.000% due 9/1/27	2,916,723
2,700,000	4.125% due 3/1/28	2,504,007
3,865,000	FXI Holdings Inc., Senior Secured Notes, 12.250% due 11/15/26(a)	3,384,409
700,000	General Electric Co., Junior Subordinated Notes, 8.099% (3-Month USD-LIBOR + 3.330%)(b)(d)	699,076
	General Motors Financial Co., Inc., Junior Subordinated Notes:
615,000	5.700% (5-Year CMT Index + 4.997%)(b)(d)	555,540
625,000	5.750% (3-Month USD-LIBOR + 3.598%)(b)(d)	569,625
4,483,000	Getty Images Inc., Senior Unsecured Notes, 9.750% due 3/1/27(a)	4,449,378
2,137,000	G-III Apparel Group Ltd., Senior Secured Notes, 7.875% due 8/15/25(a)	2,014,123
	Goldman Sachs Group Inc., Junior Subordinated Notes:
115,000	4.125% (5-Year CMT Index + 2.949%)(b)(d)	98,756
800,000	5.300% (3-Month USD-LIBOR + 3.834%)(b)(d)	778,320
959,000	5.500% (5-Year CMT Index + 3.623%)(b)(d)	939,889
8,029,471	Hawaiian Airlines 2013-1 Class A Pass-Through Certificates, Pass Thru Certificates, 3.900% due 1/15/26	7,238,406
310,000	Hercules Achievement Inc./Varsity Brands Holding Co., Inc., Senior Secured Notes, 12.754% (3-Month USD-LIBOR + 8.000%) due 12/22/24(a)(b)	295,442
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$840,000	Huntington Bancshares Inc., Junior Subordinated Notes, 5.625% (5-Year CMT Index + 4.945%)(b)(d)	$797,007
4,473,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 4.750% due 9/15/24	4,361,175
13,109,000	IEA Energy Services LLC, Company Guaranteed Notes, 6.625% due 8/15/29(a)	12,581,213
250,000	ILFC E-Capital Trust II, Limited Guaranteed Notes, 6.538% (1.800%) due 12/21/65(a)(b)	177,240
10,882,000	INNOVATE Corp., Senior Secured Notes, 8.500% due 2/1/26(a)(g)	8,115,445
	JPMorgan Chase & Co., Junior Subordinated Notes:
565,000	3.650% (5-Year CMT Index + 2.850%)(b)(d)	490,430
1,215,000	5.000% (3-Month TSFR + 3.380%)(b)(d)	1,180,069
720,000	6.750% (3-Month USD-LIBOR + 3.780%)(b)(d)	723,150
475,000	KeyCorp, Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.606%)(b)(d)	448,302
1,655,000	Land O’ Lakes Inc., Junior Subordinated Notes, 7.250%(a)(d)	1,448,125
7,109,000	Leafly Holdings Inc., Senior Unsecured Notes, 8.000% due 1/31/25(a)(e)(f)	6,611,370
1,771,000	LendingTree Inc., Senior Unsecured Notes, 0.500% due 7/15/25	1,390,235
	M&T Bank Corp., Junior Subordinated Notes:
170,000	3.500% (5-Year CMT Index + 2.679%)(b)(d)	134,731
385,000	5.125% (3-Month USD-LIBOR + 3.520%)(b)(d)	358,339
1,010,000	Markel Corp., Junior Subordinated Notes, 6.000% (5-Year CMT Index + 5.662%)(b)(d)	997,203
1,000,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27(a)	955,000
700,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27	668,500
680,000	MetLife Inc., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.959%)(b)(d)	654,636
5,913,000	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 7.500% due 2/1/26(a)	5,646,425
214,000	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 11/1/23	214,205
85,000	NiSource Inc., Junior Subordinated Notes, 5.650% (5-Year CMT Index + 2.843%)(b)(d)	82,397
180,000	Paramount Global, Junior Subordinated Notes, 6.375% (5-Year CMT Index + 3.999%) due 3/30/62(b)	155,088
195,000	PartnerRe Finance B LLC, Company Guaranteed Notes, 4.500% (5-Year CMT Index + 3.815%) due 10/1/50(b)	174,106
2,700,000	Periama Holdings LLC, Company Guaranteed Notes, 5.950% due 4/19/26	2,542,806
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
	PNC Financial Services Group Inc., Junior Subordinated Notes:
$447,000	5.000% (3-Month USD-LIBOR + 3.300%)(b)(d)	$416,604
225,000	6.000% (5-Year CMT Index + 3.000%)(b)(d)	217,575
375,000	6.200% (5-Year CMT Index + 3.238%)(b)(d)	369,375
615,000	6.250% (5-Year CMT Index + 2.808%)(b)(d)	595,012
3,095,024	ProSomnus Holdings Inc., 9.000% due 12/31/49(e)(f)	2,660,000
330,000	Provident Financing Trust I, Limited Guaranteed Notes, 7.405% due 3/15/38	342,375
110,000	Prudential Financial Inc., Junior Subordinated Notes, 5.125% (5-Year CMT Index + 3.162%) due 3/1/52(b)	100,524
600,000	Regions Financial Corp., Junior Subordinated Notes, 5.750% (5-Year CMT Index + 5.430%)(b)(d)	589,602
2,700,000	Sasol Financing USA LLC, Company Guaranteed Notes, 4.375% due 9/18/26	2,425,923
	SBL Holdings Inc., Junior Subordinated Notes:
195,000	6.500% (5-Year CMT Index + 5.620%)(a)(b)(d)	146,738
845,000	7.000% (5-Year CMT Index + 5.580%)(a)(b)(d)	673,887
	Sempra Energy, Junior Subordinated Notes:
290,000	4.875% (5-Year CMT Index + 4.550%)(b)(d)	273,361
230,000	4.125% (5-Year CMT Index + 2.868%) due 4/1/52(b)	195,121
230,000	Southern Co., Junior Subordinated Notes, 4.000% (5-Year CMT Index + 3.733%) due 1/15/51(b)	215,660
8,135,000	StoneX Group Inc., Senior Secured Notes, 8.625% due 6/15/25(a)	8,182,052
	SVB Financial Group, Junior Subordinated Notes:
240,000	4.000% (5-Year CMT Index + 3.202%)(b)(d)	176,196
355,000	4.100% (5-Year CMT Index + 3.064%)(b)(d)	244,950
60,000	4.700% (5-Year CMT Index + 3.064%)(b)(d)	41,354
	Talen Energy Supply LLC, Senior Secured Notes:
2,650,000	7.250% due 5/15/27(a)(h)	2,721,495
3,686,000	6.625% due 1/15/28(a)(h)	3,741,290
6,583,000	7.625% due 6/1/28(a)(h)	6,802,366
	Truist Financial Corp., Junior Subordinated Notes:
580,000	4.800% (5-Year CMT Index + 3.003%)(b)(d)	550,665
1,055,000	5.100% (5-Year CMT Index + 4.349%)(b)(d)	1,007,314
8,201,000	UpHealth Inc., Senior Unsecured Notes, 6.250% due 6/15/26(a)	2,373,164
	Vistra Corp., Junior Subordinated Notes:
120,000	8.000% (5-Year CMT Index + 6.930%)(a)(b)(d)	115,200
205,000	7.000% (5-Year CMT Index + 5.740%)(a)(b)(d)	191,743
390,000	Voya Financial Inc., Junior Subordinated Notes, 6.125% (5-Year CMT Index + 3.358%)(b)(d)	384,107
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$1,771,000	W&T Offshore Inc., Secured Notes, 11.750% due 2/1/26(a)	$1,789,080
5,078,000	Warnermedia Holdings Inc., Company Guaranteed Notes, 5.050% due 3/15/42(a)	4,113,869
	Wells Fargo & Co., Junior Subordinated Notes:
955,000	3.900% (5-Year CMT Index + 3.453%)(b)(d)	854,128
860,000	5.875% (3-Month USD-LIBOR + 3.990%)(b)(d)	853,120
570,000	5.900% (3-Month USD-LIBOR + 3.110%)(b)(d)	557,705
2,850,000	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34	2,588,539
	Total United States	168,410,056
	TOTAL CORPORATE BONDS & NOTES (Cost – $544,290,790)	499,916,062
SENIOR LOANS(b) – 8.5%
	American Greetings Corp.:
1,744,000	9.173% due 4/6/24(i)	1,743,268
2,035,000	10.792% due 4/6/28(i)	2,004,475
3,652,000	Casino, Guichard-Perrachon SA, 6.298% due 8/31/25(i)	3,301,502
6,232,887	Cengage Learning Inc., 9.880% (6-Month USD-LIBOR + 4.750%) due 7/14/26(i)	5,878,734
840,893	Chefs’ Warehouse Inc., 9.468% (1-Month USD-LIBOR) due 8/23/29	836,688
5,456,395	Chobani LLC, due 10/25/27(i)	5,412,089
4,034,847	Crocs Inc., 7.731% (1-Month USD-LIBOR) due 2/20/29	4,021,411
1,908,956	Elevate Textiles Inc., 9.618% (3-Month USD-LIBOR + 5.000%) due 5/1/24	1,202,642
	First Brands Group LLC:
538,000	10.246% due 3/30/27(i)	512,892
6,606,639	13.602% (3-Month USD-LIBOR + 8.500%) due 3/30/28	5,950,137
1,704,122	Fogo de Chao Inc., 8.885% (1-Month USD-LIBOR) due 4/7/25	1,650,152
910,651	GemmaCert Ltd., 9.000% due 5/19/24(e)(f)	638,402
3,610,226	Getty Images Inc., 9.218% (1-Month USD-LIBOR + 4.500%) due 2/19/26	3,603,475
8,193,619	Inotiv Inc., 11.434% (6-Month USD-LIBOR + 6.250%) due 11/5/26	7,865,874
3,233,931	Monitronics International Inc., 12.325% (3-Month USD-LIBOR + 7.500%) due 3/29/24	2,071,333
9,313,767	Mountaineer Merger Corp., 11.814% (3-Month USD-LIBOR + 7.000%) due 10/26/28	6,985,325
4,295,697	QuarterNorth Energy Holding Inc., 12.635% (1-Month USD-LIBOR + 8.000%) due 8/27/26	4,270,653
2,044,106	RA Acquisition Purchaser LLC, 14.730% (3-Month USD-LIBOR + 10.000%) due 5/31/23(f)	2,044,106
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS(b) – (continued)
$886,000	Rackspace Technology Global Inc., 7.595% (3-Month USD-LIBOR + 0.028%) due 2/15/28	$562,610
	TOTAL SENIOR LOANS (Cost – $64,386,747)	60,555,768
SOVEREIGN BONDS – 5.9%
Brazil – 0.5%
3,500,000	Brazilian Government International Bond, 2.875% due 6/6/25	3,282,187
Chile – 0.2%
1,600,000	Chile Government International Bond, 3.125% due 1/21/26	1,525,732
Colombia – 0.6%
4,900,000	Colombia Government International Bond, 4.500% due 1/28/26	4,611,968
Panama – 0.5%
3,500,000	Panama Government International Bond, 3.750% due 3/16/25	3,382,319
Peru – 1.1%
1,815,000	Corp. Financiera de Desarrollo SA, 5.250% due 7/15/29(b)	1,742,400
6,500,000	Peruvian Government International Bond, 2.392% due 1/23/26	6,039,360
	Total Peru	7,781,760
Qatar – 0.4%
3,000,000	Qatar Government International Bond, 3.250% due 6/2/26	2,863,170
Saudi Arabia – 0.3%
2,500,000	Saudi Government International Bond, 3.250% due 10/26/26	2,370,450
South Africa – 0.7%
	Republic of South Africa Government International Bond:
3,200,000	4.665% due 1/17/24	3,153,952
1,600,000	4.875% due 4/14/26	1,532,064
	Total South Africa	4,686,016
South Korea – 1.6%
	Korea Development Bank:
2,000,000	0.800% due 4/27/26	1,739,420
200,000	1.000% due 9/9/26	173,243
4,000,000	Korea Electric Power Corp., 1.125% due 6/15/25	3,621,200
1,900,000	Korea Electric Power Corp., 1.125% due 6/15/25(a)	1,720,070
5,100,000	Korea Hydro & Nuclear Power Co., Ltd., 1.250% due 4/27/26(a)	4,491,367
	Total South Korea	11,745,300
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SOVEREIGN BONDS – (continued)
Ukraine – 0.0%
$1,800,000	Ukraine Government International Bond, 9.750% due 11/1/30	$316,476
	TOTAL SOVEREIGN BONDS (Cost – $47,193,747)	42,565,378
ASSET-BACKED SECURITIES – 0.1%
	Mission Lane Credit Card Master Trust:
567,000	Series 2021-A, Class A, 1.590% due 9/15/26(a)	554,805
100,000	Series 2021-A, Class B, 2.240% due 9/15/26(a)	97,836
	TOTAL ASSET-BACKED SECURITIES (Cost – $667,000)	652,641
Shares/Units
PREFERRED STOCKS – 2.7%
Bermuda – 0.3%
	Aspen Insurance Holdings Ltd.:
22,996	5.625%(d)	503,612
6,550	5.950%(b)(d)	163,816
	Athene Holding Ltd.:
22,000	6.350% (3-Month USD-LIBOR + 4.253%)(b)(d)	544,060
10,479	6.375% (5-Year CMT Index + 5.970%)(b)(d)(j)	264,176
20,038	Enstar Group Ltd., 7.000% (3-Month USD-LIBOR + 4.015%)(b)(d)	472,095
	Total Bermuda	1,947,759
United Kingdom – 0.0%
4,281	Argo Blockchain PLC, 8.750%	22,090
United States – 2.4%
4,850	AgriBank FCB, 6.875% (3-Month USD-LIBOR + 4.225%)(b)(d)	489,850
9,819	Air Lease Corp., 6.150% (3-Month USD-LIBOR + 3.650%)(b)(d)	241,155
	American Equity Investment Life Holding Co.:
5,310	5.950% (5-Year CMT Index + 4.322%)(b)(d)	118,572
46,430	6.625% (5-Year CMT Index + 6.297%)(b)(d)	1,129,642
5,450	AT&T Inc., 4.750%(d)	108,727
2,850	CoBank ACB, 6.200% (3-Month USD-LIBOR + 3.744%)(b)(d)	285,000
1,000	Dairy Farmers of America Inc., 7.875%(a)(d)(e)	92,625
2,600	Energy Transfer LP, 7.600% (3-Month USD-LIBOR + 5.161%)(b)(d)	63,258
11,970	Farm Credit Bank of Texas, 6.750% (3-Month USD-LIBOR + 4.010%)(a)(b)(d)	1,207,078
9,075	Fifth Third Bancorp, 6.625% (3-Month USD-LIBOR + 3.710%)(b)(d)	228,236
208,194	Fossil Group Inc., 7.000%	3,770,393
15,000	Goldman Sachs Group Inc., 5.500% (3-Month USD-LIBOR + 3.640%)(b)(d)	374,400
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – (continued)
United States – (continued)
	KeyCorp:
16,085	6.125% (3-Month USD-LIBOR + 3.892%)(b)(d)	$403,734
16,000	6.200% (5-Year CMT Index + 3.132%)(b)(d)(j)	397,600
	Morgan Stanley:
31,080	5.850% (3-Month USD-LIBOR + 3.491%)(b)(d)	778,554
30,000	6.375% (3-Month USD-LIBOR + 3.708%)(b)(d)	761,100
15,410	6.500%(d)(j)	393,880
15,933	New York Community Bancorp Inc., 6.375% (3-Month USD-LIBOR + 3.821%)(b)(d)	394,182
78,596	NGL Energy Partners LP, 12.175% (3-Month USD-LIBOR + 7.213%)*(b)(d)	1,878,444
3,300	NiSource Inc., 6.500% (5-Year CMT Index + 3.632%)(b)(d)	82,863
35,146	NuStar Energy LP, 10.379% (3-Month USD-LIBOR + 5.643%)(b)(d)	854,399
7,500	NuStar Logistics LP, 11.526% (3-Month USD-LIBOR + 6.734%)(b)	194,250
19,226	Regions Financial Corp., 5.700% (3-Month USD-LIBOR + 3.148%)(b)(d)	472,960
	Reinsurance Group of America Inc.:
15,000	5.750% (3-Month USD-LIBOR + 4.040%)(b)	386,550
7,100	7.125% (5-Year CMT Index + 3.456%)(b)	186,943
43,599	Saratoga Investment Corp., 6.000%	1,037,656
6,165	Synchrony Financial, 5.625%(d)	116,025
7,928	Synovus Financial Corp., 5.875% (5-Year CMT Index + 4.127%)(b)(d)	195,029
18,075	Voya Financial Inc., 5.350% (5-Year CMT Index + 3.210%)(b)(d)(j)	434,704
7,160	Western Alliance Bancorp, 4.250% (5-Year CMT Index + 3.452%)(b)(d)(j)	151,792
12,256	Wintrust Financial Corp., 6.875% (5-Year CMT Index + 6.507%)(b)(d)	314,612
	Total United States	17,544,213
	TOTAL PREFERRED STOCKS (Cost – $20,766,357)	19,514,062
COMMON STOCKS – 1.3%
Canada – 0.0%
2,428	Frontera Energy Corp.*	21,876
Cayman Islands – 0.2%
115,026	Financials Acquisition Corp., Class A Shares*	1,424,920
Hong Kong – 0.0%
11,273	AP Acquisition Corp., Class A Shares*	118,197
United States – 1.1%
15,560	Alpha Partners Technology*(e)(f)	1,558
7,000	AxonPrime Infrastructure Acquisition Corp.*(e)(f)	855
22,982	Berenson Acquisition Corp. I*(e)(f)	138
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United States – (continued)
69,528	Biote Corp.*(e)	$324,000
230,702	Biote Corp., Class A Shares*	1,075,071
112,620	CTO Realty Growth Inc.(j)	1,979,860
30,710	G Squared Ascend II Inc., Class A Shares*	315,392
61,669	KORE Group Holdings Inc.*	106,071
369,000	Monitronics International Inc.*(e)(f)	74
68,379	ProSomnus Holdings Inc.*(e)(f)	263,088
3,179	QuarterNorth Energy Inc.*(e)(f)	438,702
47	Real Alloy Holding Inc.*(e)(f)	3,057,600
10,650	Revelstone Capital Acquisition Corp.*(e)(f)	905
16,318	Southland Holdings Inc.*(j)	137,234
5,800	Verizon Communications Inc.	225,098
	Total United States	7,925,646
	TOTAL COMMON STOCKS (Cost – $9,159,520)	9,490,639
CONVERTIBLE PREFERRED STOCK – 0.0%
United States – 0.0%
19,718	Garrett Motion Inc., 11.000%(d) (Cost – $164,659)	173,518
WARRANTS – 0.0%
Bermuda – 0.0%
558,670	McDermott International Ltd.*(e)(f)	—
502,803	WT PUR COM*(e)(f)	—
	Total Bermuda	—
Brazil – 0.0%
58,463	OAS SA*(e)(f)	—
Israel – 0.0%
41,956	GemmaCert Ltd.*(e)(f)	—
United Kingdom – 0.0%
57,514	Financials Acquisition Corp.*(e)	2,075
United States – 0.0%
36,249	Leafly Holdings Inc.*(e)	2,175
309,502	ProSomnus Holdings Inc.*(e)(f)	33,674
	Total United States	35,849
	TOTAL WARRANTS (Cost – $364,008)	37,924
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
EQUITY LINKED NOTES – 0.0%
United States – 0.0%
23,904	Legato Merger Corp.*(e)(f)	$150,775
35,964	Parabellum Acquisition Corp.*(e)(f)	1,618
	Total United States	152,393
	TOTAL EQUITY LINKED NOTES (Cost – $67)	152,393
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $686,992,895)	633,058,385
Face Amount
SHORT-TERM INVESTMENTS – 13.0%
COMMERCIAL PAPER – 6.9%
$7,001,000	AT&T Inc., 4.982% due 3/28/23(k)	6,974,781
5,664,000	Bacardi Ltd., 5.433% due 3/27/23(k)	5,643,478
	Constellation:
1,860,000	5.225% due 3/21/23(k)	1,854,454
4,226,000	5.208% due 3/24/23(k)	4,211,572
5,607,000	General Motors Co., 5.164% due 3/16/23(k)	5,594,403
6,364,000	Glencore PLC, 5.058% due 4/5/23(k)	6,332,638
7,159,000	HP Inc., 5.053% due 4/24/23(k)	7,105,188
5,625,000	International Flavors & Fragrances Inc., 5.487% due 4/14/23(k)	5,590,508
	Walgreens Boots Alliance Inc.:
2,156,000	5.168% due 3/13/23(k)	2,152,222
4,180,000	5.368% due 5/12/23(k)	4,137,068
	TOTAL COMMERCIAL PAPER (Cost – $49,592,333)	49,596,312
TIME DEPOSITS – 6.1%
357,307	Banco Bilbao Vizcaya Argentaria SA – Madrid, 3.920% due 3/1/23	357,307
39,925,496	Citibank – New York, 3.920% due 3/1/23	39,925,496
3,530,269	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	3,530,269
	TOTAL TIME DEPOSITS (Cost – $43,813,072)	43,813,072
	TOTAL SHORT-TERM INVESTMENTS (Cost – $93,405,405)	93,409,384
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.2%
MONEY MARKET FUND – 0.2%
1,247,906	Federated Government Obligations Fund, Premier Class, 4.389%(l) (Cost – $1,247,906)	$1,247,906
	TOTAL INVESTMENTS – 101.3% (Cost – $781,646,206)	727,715,675
	Liabilities in Excess of Other Assets – (1.3)%	(9,099,409)
	TOTAL NET ASSETS – 100.0%	$718,616,266

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $200,142,882 and represents 27.85% of net assets.

(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2023.

(c)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(d)
Security is perpetual in nature and has no stated maturity date.

(e)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $24,404,044 and represents 3.40% of net assets.

(f)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(g)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(h)
Security is currently in default.

(i)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(j)
All or a portion of this security is on loan (See Note 5).

(k)
Rate shown represents yield-to-maturity.

(l)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
CMT	—	Constant Maturity Treasury Index
EURIBOR	—	Euro Interbank Offered Rate
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
NIBOR	—	Norwegian Interbank Offered Rate
PLC	—	Public Limited Company
SOFR	—	Secured Overnight Financing Rate
STIBOR	—	Stockholm Interbank Offered Rate
TSFR	—	CME Term SOFR Reference Rate
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (continued)

Summary of Investments by Security Type^ (Unaudited)
Corporate Bonds & Notes	68.7%
Senior Loans	8.3
Sovereign Bonds	5.8
Preferred Stocks	2.7
Common Stocks	1.3
Asset-Backed Securities	0.1
Convertible Preferred Stock	0.0*
Equity Linked Notes	0.0*
Warrants	0.0*
Short-Term Investments	12.9
Money Market Fund	0.2
100.0%

^
As a percentage of total investments.

*
Positions represent less than 0.05%

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
95	$14,725	BuzzFeed Inc.	BOA	6/16/23	$6.00	$(1,425)
291	511,578	CTO Realty Growth	BOA	4/21/23	17.50	(18,915)
581	4,330,193	iShares iBoxx High Yield	BOA	3/17/23	72.00	(8,715)
1,163	8,667,839	iShares iBoxx High Yield	BOA	3/17/23	75.00	(43,031)
148	231,176	Warner Bros Discovery Inc.	BOA	9/15/23	12.50	(14,060)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $223,274)				$(86,146)
At February 28, 2023, Destinations Global Fixed Income Opportunities Fund had open forward foreign currency contracts as described below.
The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Canadian Dollar	529,500	BBH	$388,079	3/15/23	$—	$(6,583)	$(6,583)
Euro	2,500,000	BBH	2,646,152	3/15/23	2,415	—	2,415
Swedish Krona	1,250,000	BBH	119,483	3/15/23	—	(584)	(584)
					$2,415	$(7,167)	$(4,752)
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Global Fixed Income Opportunities Fund (concluded)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
British Pound	1,186,000	BBH	$1,426,741	3/15/23	$12,090	$—	$12,090
Canadian Dollar	529,500	BBH	388,079	3/15/23	8,864	—	8,864
Euro	21,358,000	BBH	22,606,608	3/15/23	304,332	—	304,332
Euro	3,987,620	BBH	4,220,740	3/15/23	15,971	—	15,971
Norwegian Krone	28,629,000	BBH	2,758,216	3/15/23	73,966	—	73,966
Swedish Krona	12,919,500	BBH	1,234,931	3/15/23	9,099	—	9,099
					$424,322	$—	$424,322
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts					$426,737	$(7,167)	$419,570

Currency Abbreviations used in this schedule:
EUR	—	Euro
NOK	—	Norwegian Krone
SEK	—	Swedish Krona
Counterparty Abbreviations used in this schedule:
BBH	—	Brown Brothers Harriman & Co.
BOA	—	Bank of America Corp.

Face Amount†	Security	Value
SECURITIES SOLD SHORT – 0.3%
CORPORATE BOND & NOTE – 0.3%
Consumer Non-cyclical – 0.3%
$2,362,000	PepsiCo Inc., Senior Unsecured Notes, 2.875% due 10/15/49
	(Proceeds – $1,802,324)	$1,700,969
Shares/Units
COMMON STOCK – 0.0%
INDUSTRIAL – 0.0%
Engineering & Construction – 0.0%
16,318	Southland Holdings Inc.*
	(Proceeds – $146,730)	137,234
	TOTAL SECURITIES SOLD SHORT – 0.3% (Proceeds – $1,949,054)	$1,838,203

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – 88.9%
Alabama – 1.3%
$2,000,000	AA-	Auburn University, Revenue Bonds, Series A, 5.000% due 6/1/35	$2,182,938
2,540,000	A2(a)	Lower Alabama Gas District, Revenue Bonds, 4.000% due 12/1/50(b)	2,536,829
		Mobile County Board of School Commissioners, Special Tax:
260,000	A	5.000% due 3/1/28	274,667
175,000	A	5.000% due 3/1/29	184,964
180,000	A	5.000% due 3/1/30	190,068
185,000	A	5.000% due 3/1/31	195,380
145,000	A	5.000% due 3/1/32	153,057
215,000	A	5.000% due 3/1/33	226,843
3,500,000	A1(a)	Southeast Alabama Gas Supply District, Revenue Bonds, Series A, 4.000% due 6/1/49(b)	3,501,870
1,500,000	A1(a)	Southeast Energy Authority A Cooperative District, Revenue Bonds, Series B, 4.000% due 12/1/51(b)	1,460,907
		Total Alabama	10,907,523
Alaska – 0.2%
1,000,000	AA+	Alaska Housing Finance Corp., Revenue Bonds, Series A, 5.000% due 6/1/30	1,069,013
215,000	AA-	State of Alaska, GO, Series A, 5.000% due 8/1/33	223,422
		Total Alaska	1,292,435
Arizona – 2.8%
		Arizona Department of Transportation State Highway Fund Revenue, Revenue Bonds:
5,000,000	AA+	5.000% due 7/1/27	5,330,053
3,810,000	AA+	5.000% due 7/1/34	4,026,720
2,000,000	AA	Arizona State University, Revenue Bonds, Series A, 5.000% due 7/1/39	2,172,041
		City of Glendale AZ, Revenue Bonds:
230,000	AA+	Series A, 5.000% due 7/1/27	240,007
215,000	AA+	Series A, 5.000% due 7/1/28	224,255
235,000	AA+	Series A, 5.000% due 7/1/29	245,062
		City of Glendale AZ Excise Tax Revenue, Revenue Bonds:
105,000	AA+	Series A, 5.000% due 7/1/23	105,633
85,000	AA+	Series A, 5.000% due 7/1/32	91,286
		City of Glendale AZ Transportation Excise Tax Revenue, Revenue Bonds, AGM:
55,000	AA+	5.000% due 7/1/24	56,344
105,000	AA+	5.000% due 7/1/26	109,496
		City of Phoenix Civic Improvement Corp., Revenue Bonds:
65,000	AA-	Series A, 5.000% due 7/1/27(c)	68,727
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Arizona – (continued)
$90,000	AA-	Series A, 5.000% due 7/1/28(c)	$94,842
6,365,000	AAA	Series B, 4.000% due 7/1/29	6,447,690
1,000,000	AAA	City of Scottsdale AZ, GO, Series B, 5.000% due 7/1/23	1,005,958
160,000	A+	Coconino County Pollution Control Corp., Revenue Bonds, 1.875% due 9/1/32(b)(c)	159,739
		Maricopa County Industrial Development Authority, Revenue Bonds:
200,000	A2(a)	5.000% due 7/1/47	209,194
190,000	AA-	Series A, 4.000% due 1/1/24	191,079
60,000	AA-	Series A, 5.000% due 1/1/24	60,828
225,000	AA-	Series A, 5.000% due 1/1/25	231,535
735,000	A2(a)	Series B, 5.000% due 9/1/45(b)	749,313
290,000	AA-	Series C, 5.000% due 1/1/48(b)	297,191
800,000	AA-	Series D, 5.000% due 1/1/46(b)	841,536
145,000	AA+	Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, 5.000% due 1/1/33	159,869
		State of Arizona, COP:
300,000	AA-	Series A, 5.000% due 10/1/23	303,239
310,000	AA-	Series A, 5.000% due 10/1/24	319,235
		Total Arizona	23,740,872
California – 3.7%
210,000	AA	Bay Area Toll Authority, Revenue Bonds, Series B, 2.850% due 4/1/47(b)	206,584
115,000	A+	California Health Facilities Financing Authority, Revenue Bonds, Series A, 5.000% due 7/1/25	115,495
		City of Los Angeles Department of Airports, Revenue Bonds:
650,000	AA-	4.000% due 5/15/38(c)	629,739
675,000	AA-	4.000% due 5/15/39(c)	648,174
650,000	AA-	4.000% due 5/15/40(c)	621,446
3,000,000	AA-	City of Riverside CA Sewer Revenue, Revenue Bonds, Series A, 5.000% due 8/1/36	3,289,726
		Golden State Tobacco Securitization Corp., Revenue Bonds:
175,000	A+	Series A, AMBAC, zero coupon, due 6/1/24	168,544
145,000	A+	Series A, Prerefunded 6/1/23 @ 100, 5.000% due 6/1/29(d)	145,723
115,000	NR	Series A1, 5.000% due 6/1/25	119,950
30,000	NR	Series A1, 5.000% due 6/1/26	32,021
		Los Angeles Department of Water & Power, Revenue Bonds:
290,000	AA-	Series A, 5.000% due 7/1/29	301,591
1,750,000	Aa2(a)	Series C, 5.000% due 7/1/41	1,938,418
2,950,000	Aa3(a)	Los Angeles Unified School District, GO, 5.000% due 7/1/41	3,305,538
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
$1,980,000	AAA	Moulton-Niguel Water District Public Facilities Corp., COP, 3.000% due 9/1/37	$1,743,024
		Oakland Unified School District, GO:
100,000	AA	AGM, 5.000% due 8/1/26	104,819
30,000	A-	Series A, 5.000% due 8/1/28	31,523
90,000	A	Sacramento City Financing Authority, Special Tax, Series A, NPFG, zero coupon, due 12/1/26	79,042
		San Diego County Regional Transportation Commission, Revenue Bonds:
400,000	AA	Series B, 5.000% due 4/1/37	451,676
500,000	AA	Series B, 5.000% due 4/1/38	560,954
500,000	AA	Series B, 5.000% due 4/1/39	557,828
515,000	AA	Series B, 5.000% due 4/1/40	570,273
		San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds:
185,000	A+	Series A, 5.000% due 5/1/37(c)	193,777
3,500,000	A+	Series B, 5.000% due 5/1/43	3,510,365
1,800,000	AAA	San Jose Financing Authority, Revenue Bonds, Series B, 5.000% due 11/1/42	2,034,037
400,000	AA+	Santa Clara County Financing Authority, Revenue Bonds, Series A, 3.000% due 5/1/39	337,813
		State of California, GO:
760,000	AA-	4.000% due 3/1/26	782,887
80,000	AA-	5.000% due 9/1/29	85,408
760,000	AA-	5.000% due 8/1/30	834,217
4,100,000	AA-	5.000% due 3/1/31	4,279,905
3,000,000	AA-	5.000% due 4/1/36	3,314,121
435,000	AA-	Series B, 5.000% due 8/1/26	464,379
205,000	AA-	Series C, 5.000% due 8/1/29	218,528
100,000	A1(a)	Washington Township Health Care District, GO, Series A, 5.500% due 8/1/40	102,725
		Total California	31,780,250
Colorado – 3.3%
2,000,000	AA	Board of Governors of Colorado State University System, Revenue Bonds, Series C, 4.000% due 3/1/38	1,975,683
		City & County of Denver CO Airport System Revenue, Revenue Bonds:
65,000	AA-	Series A, 5.000% due 11/15/24(c)	66,453
315,000	A+	Series A, 5.000% due 12/1/26(c)	328,250
30,000	AA-	Series A, 5.000% due 11/15/27(c)	31,902
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Colorado – (continued)
$2,695,000	AA-	Series A, 5.000% due 11/15/28(c)	$2,897,553
145,000	AA-	Series A, 5.000% due 11/15/29(c)	153,393
115,000	AA-	Series A, 5.000% due 11/15/30(c)	121,702
915,000	AA-	Series C, 5.000% due 11/15/30	1,033,080
3,400,000	AA-	Series D, 5.500% due 11/15/30(c)	3,872,892
		Colorado Health Facilities Authority, Revenue Bonds:
2,115,000	AA	5.000% due 11/15/36(b)	2,134,870
190,000	Baa1(a)	5.000% due 9/1/46	191,613
640,000	AA	5.000% due 11/15/49(b)	671,154
500,000	A-	Series A, 5.000% due 8/1/44	509,016
325,000	A-	Series B2, 5.000% due 8/1/49(b)	336,102
75,000	AA	Colorado Housing & Finance Authority, Revenue Bonds, Series H, 4.250% due 11/1/49	75,108
		Gunnison Watershed School District No Re 1J, GO:
1,000,000	Aa2(a)	5.000% due 12/1/38	1,120,240
3,000,000	Aa2(a)	5.000% due 12/1/47	3,255,799
2,000,000	AA+	Regional Transportation District Sales Tax Revenue, Revenue Bonds, Series A, 0.900% due 11/1/26	1,746,613
		State of Colorado, COP:
2,250,000	AA-	Series A, 4.000% due 12/15/36	2,265,287
3,775,000	AA-	Series A, 4.000% due 12/15/39	3,726,339
1,435,000	Aa1(a)	University of Colorado, Revenue Bonds, Series C, 2.000% due 6/1/54(b)	1,396,767
		Vauxmont Metropolitan District, GO, AGM:
125,000	AA	5.000% due 12/15/27	133,085
120,000	AA	5.000% due 12/15/29	127,979
135,000	AA	5.000% due 12/15/31	143,963
285,000	AA	5.000% due 12/1/34	312,086
		Total Colorado	28,626,929
Connecticut – 2.7%
		Connecticut State Health & Educational Facilities Authority, Revenue Bonds:
6,220,000	AAA	Series A, 3.000% due 7/1/42(b)	6,220,000
410,000	A	Series A, 5.000% due 7/1/34	442,089
505,000	AA-	Series B, 1.800% due 7/1/49(b)	488,084
65,000	A-	Series S, 5.000% due 7/1/26	68,634
30,000	A-	Series S, 5.000% due 7/1/29	32,619
4,465,000	AAA	Series V1, 1.650% due 7/1/36(b)	4,465,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Connecticut – (continued)
		State of Connecticut, GO:
$90,000	AA-	Series A, 5.000% due 3/15/26	$95,363
375,000	AA-	Series A, 5.000% due 4/15/26	398,019
150,000	AA-	Series A, 5.000% due 4/15/30	167,250
170,000	AA-	Series A, 5.000% due 4/15/34	187,591
60,000	AA-	Series A, 5.000% due 4/15/35	65,788
175,000	AA-	Series B, 5.000% due 1/15/26	184,761
2,100,000	AA-	Series D, 5.000% due 7/15/25	2,193,644
100,000	AA-	Series E, 5.000% due 10/15/26	107,247
150,000	AA-	Series E, 5.000% due 10/15/29	160,534
1,600,000	AA-	Series F, 5.000% due 9/15/26	1,713,004
		State of Connecticut Special Tax Revenue, Revenue Bonds:
2,425,000	AA	Series A, 5.000% due 7/1/39	2,698,832
2,500,000	AA	Series A, 5.250% due 7/1/43	2,796,296
330,000	AA-	University of Connecticut, Revenue Bonds, Series A, 5.000% due 11/1/27	360,802
		Total Connecticut	22,845,557
Delaware – 0.4%
		Delaware River & Bay Authority, Revenue Bonds:
35,000	A	Series C, 5.000% due 1/1/24	35,480
80,000	A	Series C, 5.000% due 1/1/25	81,044
3,160,000	NR	State of Delaware, GO, Series B, Prerefunded 7/1/24 @ 100, 5.000% due 7/1/27(d)	3,242,610
		Total Delaware	3,359,134
District of Columbia – 0.7%
2,000,000	AA+	District of Columbia, GO, Series C, 5.000% due 6/1/34	2,041,441
		Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds:
75,000	AA-	Series A, 5.000% due 10/1/23(c)	75,547
2,625,000	AA-	Series A, 5.000% due 10/1/24(c)	2,678,331
115,000	AA-	Series A, 5.000% due 10/1/28(c)	123,567
120,000	AA-	Series A, 5.000% due 10/1/29(c)	128,108
95,000	AA-	Series A, 5.000% due 10/1/30(c)	101,469
205,000	AA-	Series A, 5.000% due 10/1/31(c)	218,090
60,000	AA-	Series A, 5.000% due 10/1/34(c)	62,996
55,000	AA-	Series A, 5.000% due 10/1/36(c)	57,145
400,000	A-	Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, Series B, 4.000% due 10/1/35	400,064
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
District of Columbia – (continued)
$240,000	AA-	Washington Metropolitan Area Transit Authority, Revenue Bonds, Series B, 5.000% due 7/1/34	$258,414
		Total District of Columbia	6,145,172
Florida – 6.1%
		Brevard County School District, COP:
95,000	Aa3(a)	5.000% due 7/1/27	96,897
215,000	Aa3(a)	5.000% due 7/1/30	218,618
85,000	Aa3(a)	Series C, 5.000% due 7/1/24	86,942
		County of Broward FL Airport System Revenue, Revenue Bonds:
60,000	A+	5.000% due 10/1/30(c)	63,051
90,000	A+	5.000% due 10/1/31(c)	94,543
120,000	A+	Series A, 5.000% due 10/1/29(c)	123,533
85,000	A+	Series A, 5.000% due 10/1/31(c)	87,506
115,000	A+	Series A, 5.000% due 10/1/32(c)	118,343
1,000,000	A+	Series B, 5.000% due 10/1/29(c)	1,076,485
90,000	A+	Series Q1, 5.000% due 10/1/23	90,121
		County of Hillsborough FL Solid Waste & Resource Recovery Revenue, Revenue Bonds:
60,000	AA+	Series A, 5.000% due 9/1/23(c)	60,341
65,000	AA+	Series A, 5.000% due 9/1/24(c)	66,133
65,000	AA+	Series A, 5.000% due 9/1/26(c)	67,903
		County of Miami-Dade FL, Revenue Bonds:
160,000	A+	5.000% due 10/1/28	169,276
120,000	A+	5.000% due 10/1/29	126,293
215,000	A+	5.000% due 10/1/30	225,979
120,000	AA	County of Miami-Dade FL, GO, Series A, 5.000% due 11/1/23	121,438
		County of Miami-Dade FL Aviation Revenue, Revenue Bonds:
290,000	A	Series A, 5.000% due 10/1/24(c)	290,279
55,000	A	Series A, 5.000% due 10/1/27(c)	55,828
80,000	A	Series A, 5.000% due 10/1/29(c)	81,100
70,000	A	Series A, 5.000% due 10/1/30	73,913
30,000	A	Series A, 5.000% due 10/1/31	31,668
160,000	A	Series A, 5.000% due 10/1/33(c)	161,937
5,000,000	A	Series A, 5.000% due 10/1/34(c)	5,053,428
70,000	A	Series A, 5.000% due 10/1/35(c)	70,604
65,000	A	Series B, 5.000% due 10/1/24	65,090
215,000	A	Series B, 5.000% due 10/1/37	218,666
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$500,000	A	Series B, 5.000% due 10/1/40(c)	$511,569
10,000,000	AA-	County of Miami-Dade FL Water & Sewer System Revenue, Revenue Bonds, Series B, 5.000% due 10/1/44	10,650,233
		County of Miami-Dade Seaport Department, Revenue Bonds:
2,430,000	A3(a)	Series A, 5.000% due 10/1/32(c)	2,683,737
1,250,000	A3(a)	Series A, 5.000% due 10/1/47(c)	1,286,642
		Duval County Public Schools, COP:
125,000	A+	Series B, 5.000% due 7/1/27	129,838
30,000	A+	Series B, 5.000% due 7/1/28	31,147
190,000	A+	Series B, 5.000% due 7/1/30	197,050
		Florida Municipal Power Agency, Revenue Bonds:
30,000	A2(a)	5.000% due 10/1/24	30,810
45,000	A2(a)	5.000% due 10/1/27	46,999
55,000	A2(a)	Series A, 5.000% due 10/1/30	58,150
60,000	A2(a)	Series A, 5.000% due 10/1/31	63,271
2,500,000	AA	Florida’s Turnpike Enterprise, Revenue Bonds, Series C, 4.375% due 7/1/37	2,504,005
		Greater Orlando Aviation Authority, Revenue Bonds:
100,000	A+	Series A, Prerefunded 10/1/27 @ 100, 5.000% due 10/1/28(c)(d)	107,586
60,000	A+	Series A, Prerefunded 10/1/27 @ 100, 5.000% due 10/1/30(c)(d)	64,552
		Halifax Hospital Medical Center, Revenue Bonds:
35,000	A-	Series Prerefunded 6/1/25 @ 100, 5.000% due 6/1/28(d)	36,452
70,000	A-	Series Prerefunded 6/1/25 @ 100, 5.000% due 6/1/35(d)	72,905
		Hillsborough County Port District, Revenue Bonds:
850,000	A(e)	Series B, 5.000% due 6/1/33(c)	905,231
185,000	A(e)	Series B, 5.000% due 6/1/38(c)	191,359
75,000	AA-	Indian River County District School Board, COP, Series A, 5.000% due 7/1/24	76,714
		JEA Electric System Revenue, Revenue Bonds:
200,000	A	Series B, 5.000% due 10/1/26	213,828
5,000,000	A+	Series C1, 3.400% due 10/1/34(b)	5,000,000
		Lake County School Board, COP, AGM:
30,000	AA	Series A, Prerefunded 6/1/24 @ 100, 5.000% due 6/1/25(d)	30,677
50,000	AA	Series A, Prerefunded 6/1/24 @ 100, 5.000% due 6/1/26(d)	51,129
15,000	AA	Series A, Prerefunded 6/1/24 @ 100, 5.000% due 6/1/28(d)	15,339
		Lee Memorial Health System, Revenue Bonds:
550,000	A+	Series A1, 5.000% due 4/1/33	597,090
415,000	A+	Series A1, 5.000% due 4/1/35	445,713
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$755,000	A+	Series A2, 5.000% due 4/1/33(b)	$777,581
		Miami-Dade County Expressway Authority, Revenue Bonds:
45,000	A	Series A, 5.000% due 7/1/31	46,937
115,000	A	Series A, 5.000% due 7/1/32	119,877
95,000	A	Series A, 5.000% due 7/1/33	98,877
30,000	A	Series A, 5.000% due 7/1/34	31,139
235,000	A	Series A, 5.000% due 7/1/40	235,126
85,000	A	Series A, 5.000% due 7/1/44	85,452
200,000	A+	Orange County Health Facilities Authority, Revenue Bonds, Series A, 5.000% due 10/1/39	208,204
200,000	Aa2(a)	Orange County School Board, COP, Series C, Prerefunded 8/1/25 @ 100, 5.000% due 8/1/29(d)	208,781
50,000	AA	Orlando Utilities Commission, Revenue Bonds, Series A, 5.000% due 10/1/23	50,520
		Palm Beach County Health Facilities Authority, Revenue Bonds:
10,000	WD(e)	5.000% due 12/1/23	10,135
20,000	WD(e)	5.000% due 12/1/24	20,611
		Palm Beach County School District, COP:
35,000	Aa3(a)	Series A, 5.000% due 8/1/23	35,248
40,000	Aa3(a)	Series A, 5.000% due 8/1/24	40,975
705,000	Aa3(a)	Series A, 5.000% due 8/1/26	750,017
300,000	Aa3(a)	Series B, 5.000% due 8/1/26	312,035
240,000	Aa3(a)	Series B, 5.000% due 8/1/27	249,628
160,000	Aa3(a)	Series B, 5.000% due 8/1/28	166,305
695,000	Aa3(a)	Series D, 5.000% due 8/1/26	722,881
315,000	Aa3(a)	Series D, 5.000% due 8/1/27	327,637
110,000	Aa3(a)	Series D, 5.000% due 8/1/28	114,335
300,000	AA	Pasco County School Board, COP, Series D, AGM-Insured, 5.000% due 8/1/30	343,882
		School Board of Miami-Dade County, COP:
120,000	AA	AGM, Series A, 5.000% due 5/1/27	124,513
570,000	A+	Series A, 5.000% due 5/1/31	593,609
220,000	A+	Series B, 5.000% due 8/1/27	231,999
395,000	A+	Series B, 5.000% due 5/1/28	410,023
340,000	A+	Series D, 5.000% due 11/1/24	349,909
355,000	A+	Series D, 5.000% due 11/1/25	364,358
230,000	A+	Series D, 5.000% due 11/1/26	236,741
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$115,000	A+	Series D, 5.000% due 2/1/29	$119,476
190,000	A+	Series D, 5.000% due 2/1/30	197,342
		School District of Broward County, COP:
330,000	A+	Series A, 5.000% due 7/1/26	342,696
265,000	A+	Series A, 5.000% due 7/1/27	275,196
115,000	A+	Series A, 5.000% due 7/1/28	118,875
70,000	A+	Series A, 5.000% due 7/1/32	73,552
335,000	A+	Series B, 5.000% due 7/1/26	347,889
230,000	A+	Series B, 5.000% due 7/1/27	238,849
390,000	A+	Series B, 5.000% due 7/1/28	403,585
		Seminole County School Board, COP:
60,000	Aa3(a)	Series C, 5.000% due 7/1/23	60,348
50,000	Aa3(a)	Series C, 5.000% due 7/1/24	51,175
115,000	AA	South Florida Water Management District, COP, 5.000% due 10/1/30	121,267
75,000	AA-	South Miami Health Facilities Authority, Revenue Bonds, 5.000% due 8/15/24	76,776
		St Lucie County School Board, COP:
60,000	A	Series A, 5.000% due 7/1/25	60,302
125,000	A	Series A, 5.000% due 7/1/27	125,625
5,995,000	AAA	State of Florida, GO, 5.000% due 7/1/32	6,709,361
70,000	AA+	Tampa Bay Water, Revenue Bonds, Series A, NPFG, 6.000% due 10/1/29	83,773
		Volusia County Educational Facility Authority, Revenue Bonds:
150,000	A2(a)	4.000% due 10/15/36	148,416
80,000	A2(a)	5.000% due 10/15/44	83,143
150,000	A2(a)	5.000% due 10/15/49	155,186
		Volusia County School Board, COP:
600,000	Aa3(a)	5.000% due 8/1/24	614,630
145,000	AA	Series A, 5.000% due 8/1/32	151,625
		Total Florida	52,824,363
Georgia – 3.0%
		City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds:
30,000	AA-	5.000% due 11/1/27	31,280
70,000	AA-	5.000% due 11/1/29	73,151
2,000,000	AA-	5.000% due 11/1/40	2,054,107
		Development Authority of Burke County, Revenue Bonds:
600,000	BBB+	1.700% due 12/1/49(b)	576,289
830,000	BBB+	2.925% due 11/1/53(b)	816,856
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Georgia – (continued)
$155,000	AA-	Fulton County Development Authority, Revenue Bonds, 5.000% due 6/15/44	$166,735
		Main Street Natural Gas Inc., Revenue Bonds:
5,000,000	Aa1(a)	Series A, 4.000% due 4/1/48(b)	5,010,318
840,000	Aa1(a)	Series C, 4.000% due 8/1/48(b)	842,189
		Municipal Electric Authority of Georgia, Revenue Bonds:
160,000	A-	Series A, 5.000% due 1/1/27	168,670
145,000	A-	Series A, 5.000% due 1/1/30	157,441
105,000	A	Series GG, 5.000% due 1/1/24	105,099
35,000	A	Series GG, 5.000% due 1/1/25	35,031
145,000	A	Series GG, 5.000% due 1/1/26	145,135
40,000	AA-	Municipal Gas Authority of Georgia, Revenue Bonds, Series U, 5.000% due 10/1/24	41,135
		State of Georgia, GO:
5,000,000	AAA	Series A, 5.000% due 7/1/29	5,581,892
5,000,000	AAA	Series A, 5.000% due 7/1/33	5,875,930
3,835,000	AAA	Series C, 5.000% due 7/1/29	4,202,251
		Total Georgia	25,883,509
Hawaii – 1.2%
2,500,000	Aa2(a)	City & County Honolulu HI Wastewater System Revenue, Revenue Bonds, Series A, 4.125% due 7/1/47	2,395,454
		City & County of Honolulu HI, GO:
7,105,000	Aa2(a)	Series C, 4.000% due 10/1/32	7,367,506
90,000	Aa2(a)	Series D, 5.000% due 9/1/26	96,371
500,000	AA+	State of Hawaii, GO, Series FH, 5.000% due 10/1/28	534,922
		Total Hawaii	10,394,253
Idaho – 0.7%
		Idaho Housing & Finance Association, Revenue Bonds:
45,000	A2(a)	5.000% due 7/15/23	45,289
35,000	A2(a)	5.000% due 7/15/24	35,844
95,000	A2(a)	5.000% due 7/15/27	102,704
1,000,000	Aa1(a)	5.000% due 8/15/41	1,107,324
1,250,000	Aa1(a)	5.000% due 8/15/42	1,377,672
50,000	Aa1(a)	Series A, 4.000% due 1/1/50	49,712
250,000	A2(a)	Series A, 5.000% due 7/15/30	284,046
250,000	A2(a)	Series A, 5.000% due 7/15/31	288,064
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Idaho – (continued)
$2,380,000	Aa1(a)	Kootenai County School District No 271 Coeur d’Alene, GO, 4.000% due 9/15/28	$2,485,451
		Total Idaho	5,776,106
Illinois – 2.5%
		Chicago Midway International Airport, Revenue Bonds:
65,000	A	Series A, 5.000% due 1/1/29(c)	66,877
100,000	A	Series A, 5.000% due 1/1/30(c)	102,953
70,000	A	Series A, 5.000% due 1/1/31(c)	72,082
190,000	A	Series A, 5.000% due 1/1/32(c)	191,305
95,000	A	Series B, 5.000% due 1/1/24	96,186
		Chicago O’Hare International Airport, Revenue Bonds:
75,000	BBB+	5.000% due 7/1/38(c)	76,149
125,000	A+	Series A, 5.000% due 1/1/24(c)	126,059
270,000	A+	Series A, 5.000% due 1/1/29	290,300
200,000	A+	Series A, 5.000% due 1/1/48(c)	203,555
285,000	A+	Series B, 5.000% due 1/1/32	293,561
120,000	A+	Series B, 5.000% due 1/1/53	123,668
45,000	A+	Series C, 5.000% due 1/1/24	45,636
65,000	A+	Series C, 5.000% due 1/1/25	67,087
60,000	A+	Series C, 5.000% due 1/1/26	63,009
70,000	A+	Series C, 5.000% due 1/1/33	73,189
80,000	A+	Series C, 5.000% due 1/1/34	83,526
60,000	A+	Series D, 5.000% due 1/1/27(c)	62,355
15,000	A+	Series D, 5.000% due 1/1/28(c)	15,639
85,000	A+	Series D, 5.000% due 1/1/31(c)	88,666
45,000	A+	Series D, 5.000% due 1/1/33(c)	46,890
30,000	AA	City of Chicago IL Waterworks Revenue, Revenue Bonds, AGM-Insured, 5.250% due 11/1/33	30,274
155,000	Aaa(a)	Cook Kane Lake & McHenry Counties Community College District No 512, GO, Series B, 5.000% due 12/1/24	159,014
35,000	Aa3(a)	Grundy & Will Counties Community Unit School District No 1 Coal City, GO, 5.000% due 2/1/29	37,828
835,000	AA+	Illinois Development Finance Authority, Revenue Bonds, zero coupon, due 7/15/23	824,606
		Illinois Finance Authority, Revenue Bonds:
60,000	AA+	5.000% due 7/15/26	63,479
75,000	A+	5.000% due 11/15/26	75,061
25,000	A3(a)	5.000% due 8/15/27	25,834
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$70,000	A	5.000% due 5/15/28	$73,188
60,000	AA+	5.000% due 7/15/28	65,562
40,000	A	5.000% due 5/15/29	41,769
150,000	AAA	5.000% due 7/1/29	161,935
25,000	A+	5.000% due 11/15/29	25,011
110,000	A3(a)	5.000% due 12/1/29	114,888
145,000	AAA	5.000% due 1/1/30	156,362
330,000	AA-	5.000% due 8/15/30	378,030
255,000	AAA	5.000% due 7/1/31	274,140
175,000	A3(a)	5.000% due 8/15/35	178,399
100,000	A3(a)	5.000% due 12/1/46	100,457
25,000	BBB+	5.000% due 8/1/49	24,279
495,000	AA-	Series A, 5.000% due 2/15/24	502,309
95,000	AA-	Series A, 5.000% due 2/15/25	97,728
45,000	AA-	Series A, 5.000% due 2/15/26	47,078
30,000	A	Series A, 5.000% due 11/15/27	31,209
35,000	A	Series A, 5.000% due 11/15/28	36,388
55,000	A	Series A, 5.000% due 11/15/29	57,081
100,000	A	Series A, 5.000% due 11/15/32	103,472
60,000	A+	Series A, 5.000% due 11/15/34	61,433
20,000	BBB+	Series A, 5.000% due 8/1/47	19,511
75,000	Aa3(a)	Series A, Prerefunded 7/1/26 @ 100, 5.000% due 7/1/30(d)	79,779
50,000	Aa3(a)	Series A, Prerefunded 7/1/26 @ 100, 5.000% due 7/1/34(d)	53,186
255,000	Aa3(a)	Series A, Prerefunded 7/1/26 @ 100, 5.000% due 7/1/36(d)	271,249
95,000	WD(e)	Series A, Prerefunded 8/15/26 @ 100, 5.000% due 8/15/33(d)	99,858
15,000	WD(e)	Series A, Prerefunded 9/1/24 @ 100, 5.000% due 9/1/34(d)	15,400
85,000	A+	Series B, 5.000% due 11/15/26	88,101
35,000	AA+	Series C, 3.750% due 2/15/34	35,203
160,000	AA+	Series C, 4.000% due 2/15/36	160,970
15,000	AA+	Series C, 5.000% due 2/15/24	15,227
75,000	AA+	Series C, 5.000% due 2/15/26	78,874
200,000	AA+	Series C, 5.000% due 2/15/28	214,564
135,000	AA+	Series C, 5.000% due 2/15/29	145,086
50,000	AA+	Series C, 5.000% due 2/15/31	53,705
365,000	AA+	Series C, 5.000% due 2/15/32	391,515
145,000	AA+	Series C, 5.000% due 2/15/33	155,275
65,000	AA+	Series C, 5.000% due 2/15/36	68,587
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$205,000	AA+	Series C, 5.000% due 2/15/41	$211,686
170,000	AA-	Series Prerefunded 1/1/27 @ 100, 5.000% due 1/1/36(d)	180,781
870,000	AA-	Series Prerefunded 1/1/28 @ 100, 5.000% due 1/1/38(d)	942,276
1,300,000	AA-	Series Prerefunded 1/1/28 @ 100, 5.000% due 1/1/44(d)	1,407,999
20,000	NR	Series Prerefunded 2/15/27 @ 100, 4.000% due 2/15/41(d)	20,689
		Illinois Municipal Electric Agency, Revenue Bonds:
290,000	A	Series A, 5.000% due 2/1/28	300,745
105,000	A	Series A, 5.000% due 2/1/31	108,422
		Illinois State Toll Highway Authority, Revenue Bonds:
50,000	AA-	Series A, 5.000% due 12/1/31	52,746
175,000	AA-	Series D, 5.000% due 1/1/24	177,804
		Kane McHenry Cook & De Kalb Counties Unit School District No 300, GO:
260,000	AA	5.000% due 1/1/26	265,970
55,000	AA	5.000% due 1/1/29	58,878
230,000	AA	McHenry & Kane Counties Community Consolidated School District No 158 Huntley, GO, AGM-Insured, zero coupon, due 1/1/24	223,290
		McHenry County Community Unit School District No 200 Woodstock, GO:
225,000	Aa2(a)	Series B, NPFG, zero coupon, due 1/15/25	209,233
170,000	Aa2(a)	Series B, NPFG, zero coupon, due 1/15/26	152,694
215,000	NR	Series NPFG, zero coupon, due 1/15/24	208,348
		McHenry County Conservation District, GO:
65,000	AA+	5.000% due 2/1/24	66,016
175,000	AA+	5.000% due 2/1/27	180,666
		State of Illinois, GO:
220,000	A-	5.000% due 4/1/23	220,182
100,000	A-	5.000% due 8/1/23	100,446
225,000	A-	5.000% due 6/1/25	230,311
270,000	A-	5.000% due 2/1/27	278,683
180,000	A-	5.000% due 2/1/28	187,301
60,000	A-	5.000% due 4/1/28	60,712
25,000	A-	5.000% due 5/1/28	25,321
165,000	A-	5.000% due 2/1/29	171,578
70,000	A-	5.000% due 5/1/32	70,856
190,000	A-	5.000% due 5/1/33	192,236
305,000	A-	5.250% due 2/1/31	308,665
115,000	A-	5.500% due 7/1/38	115,445
2,000,000	A-	Series A, 5.000% due 3/1/29	2,117,415
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$365,000	A-	Series B, 5.000% due 9/1/23	$366,980
365,000	A-	Series B, 5.000% due 9/1/24	370,833
620,000	A-	Series D, 5.000% due 11/1/23	624,446
405,000	A-	Series D, 5.000% due 11/1/25	416,320
390,000	A-	Series D, 5.000% due 11/1/26	404,879
		University of Illinois, Revenue Bonds:
115,000	A-	6.000% due 10/1/42	116,735
115,000	A-	6.250% due 10/1/38	116,964
		Will County Community Unit School District No 365-U Valley View, GO:
2,420,000	Aa2(a)	Series A, 5.000% due 11/1/25	2,537,944
165,000	AA	Series B, AGM, zero coupon, due 11/1/26	144,458
		Total Illinois	21,828,549
Indiana – 1.9%
315,000	A+	City of Indianapolis IN Thermal Energy System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/24	323,794
370,000	A-	City of Whiting IN, Revenue Bonds, 5.000% due 12/1/44(b)(c)	379,016
300,000	A-	County of St Joseph IN, Revenue Bonds, 4.000% due 4/1/38	283,998
		Indiana Finance Authority, Revenue Bonds:
30,000	AA-	5.000% due 9/1/26	31,836
15,000	AA-	5.000% due 9/1/29	15,876
240,000	AA-	5.000% due 3/1/36	245,913
60,000	AA-	5.000% due 9/1/36	62,459
70,000	AA	Series A, 5.000% due 10/1/26	71,856
35,000	AA	Series A, 5.000% due 10/1/28	35,928
320,000	AA	Series B, 2.250% due 12/1/58(b)	312,383
90,000	AA-	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/25(d)	90,678
7,500,000	AA+	Indiana Health Facility Financing Authority, Revenue Bonds, Series E6, 3.450% due 11/15/39(b)	7,500,000
210,000	Aaa(a)	Indiana Housing & Community Development Authority, Revenue Bonds, Series B, 3.500% due 1/1/49	206,102
515,000	AAA	Indiana University, Revenue Bonds, Series W1, 5.000% due 8/1/26	527,342
		Indianapolis Local Public Improvement Bond Bank, Revenue Bonds:
255,000	A1(a)	5.000% due 1/1/25(c)	259,542
550,000	A1(a)	5.000% due 1/1/35(c)	596,512
550,000	A1(a)	5.250% due 1/1/36(c)	600,517
600,000	A1(a)	5.250% due 1/1/37(c)	650,063
1,500,000	A1(a)	5.250% due 1/1/41(c)	1,593,810
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Indiana – (continued)
$2,305,000	AA+	MSD of Wash Township School Building Corp., Revenue Bonds, Series B, 5.000% due 7/15/28	$2,546,202
		Total Indiana	16,333,827
Iowa – 1.2%
1,155,000	Aa1(a)	City of Cedar Rapids IA, GO, Series A, 5.000% due 6/1/25	1,180,926
3,840,000	AAA	Iowa Finance Authority, Revenue Bonds, 5.000% due 8/1/31	4,207,550
5,000,000	A3(a)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(b)	5,144,962
		Total Iowa	10,533,438
Kansas – 0.0%
		Wyandotte County-Kansas City Unified Government Utility System Revenue, Revenue Bonds:
30,000	A	Series A, 5.000% due 9/1/30	31,122
35,000	A	Series A, 5.000% due 9/1/32	36,115
		Total Kansas	67,237
Kentucky – 1.1%
		Kenton County Airport Board, Revenue Bonds:
25,000	A1(a)	5.000% due 1/1/25	25,803
15,000	A1(a)	5.000% due 1/1/26	15,752
45,000	A1(a)	5.000% due 1/1/29	47,535
50,000	A1(a)	5.000% due 1/1/30	52,781
5,000,000	A2(a)	Kentucky Public Energy Authority, Revenue Bonds, Series B, 4.000% due 1/1/49(b)	4,976,963
		Kentucky State Property & Building Commission, Revenue Bonds:
160,000	A-	5.000% due 4/1/27	171,301
145,000	A-	5.000% due 5/1/28	158,004
15,000	A-	5.000% due 5/1/29	16,390
40,000	AA	5.000% due 5/1/31	43,938
165,000	A-	Series A, 5.000% due 2/1/29	173,430
170,000	A-	Series A, 5.000% due 2/1/30	178,395
65,000	A-	Series A, 5.000% due 2/1/32	68,025
80,000	A-	Series A, 5.000% due 2/1/33	83,633
110,000	A-	Series A, Prerefunded 10/1/23 @ 100, 5.000% due 10/1/27(d)	111,188
325,000	A-	Series B, 5.000% due 11/1/26	346,659
445,000	A-	Series B, 5.000% due 11/1/27	472,751
35,000	A1(a)	Series D, 5.000% due 5/1/26	36,976
30,000	A1(a)	Series D, 5.000% due 5/1/27	32,168
30,000	A1(a)	Series D, 5.000% due 5/1/28	32,202
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Kentucky – (continued)
$2,000,000	AA	Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Series A, 3.000% due 5/15/44	$1,544,187
		Louisville/Jefferson County Metropolitan Government, Revenue Bonds:
200,000	A	5.000% due 10/1/47(b)	214,451
525,000	A	Series A, 5.000% due 10/1/29	550,547
95,000	A	Series A, 5.000% due 10/1/32	99,086
70,000	A	Series A, 5.500% due 10/1/33	70,737
185,000	A	Series A, 5.750% due 10/1/38	186,754
		Total Kentucky	9,709,656
Louisiana – 1.5%
2,500,000	AA-	East Baton Rouge Sewerage Commission, Revenue Bonds, Series A, 4.000% due 2/1/45	2,337,829
		Lafayette Parish School Board Sale Tax Revenue, Revenue Bonds:
1,750,000	AA+	4.000% due 4/1/43	1,711,227
4,300,000	AA+	4.000% due 4/1/48	4,111,239
2,800,000	A1(a)	Louisiana Local Government Environmental Facilities & Community Development Auth, Revenue Bonds, 5.000% due 8/15/37	2,902,994
1,500,000	AA	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 5.000% due 10/1/26	1,585,919
85,000	A+	Louisiana Public Facilities Authority, Revenue Bonds, Series A, 5.000% due 12/15/23	86,011
		New Orleans Aviation Board, Revenue Bonds:
70,000	A	Series B, 5.000% due 1/1/24(c)	70,639
85,000	A	Series B, 5.000% due 1/1/25(c)	86,589
65,000	A	Series B, 5.000% due 1/1/27(c)	66,161
10,000	A	Series B, 5.000% due 1/1/29(c)	10,442
20,000	A	Series B, 5.000% due 1/1/31(c)	20,863
20,000	A	Series B, 5.000% due 1/1/36(c)	20,621
15,000	A	Series B, 5.000% due 1/1/37(c)	15,408
20,000	A	Series D2, 5.000% due 1/1/26(c)	20,592
15,000	A	Series D2, 5.000% due 1/1/29(c)	15,662
20,000	A	Series D2, 5.000% due 1/1/30(c)	20,857
45,000	A	Series D2, 5.000% due 1/1/32(c)	46,917
35,000	A	Series D2, 5.000% due 1/1/35(c)	36,267
15,000	A	Series D2, 5.000% due 1/1/38(c)	15,366
		Total Louisiana	13,181,603
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Maine – 0.3%
$2,500,000	AA+	Maine State Housing Authority, Revenue Bonds, Series B, 3.150% due 11/15/39	$2,139,986
60,000	AA-	Maine Turnpike Authority, Revenue Bonds, 5.000% due 7/1/27	62,583
		Total Maine	2,202,569
Maryland – 2.1%
		City of Baltimore MD, Revenue Bonds:
105,000	AA-	Series C, 5.000% due 7/1/28	113,353
195,000	AA-	Series C, 5.000% due 7/1/31	210,224
200,000	AA-	Series C, 5.000% due 7/1/33	215,170
170,000	AA-	Series D, 5.000% due 7/1/33	182,894
2,500,000	AAA	County of Howard MD, GO, Series D, 5.000% due 2/15/30	2,768,023
		County of Prince George’s MD, GO:
5,805,000	AAA	Series A, 5.000% due 7/15/29	6,473,083
2,065,000	AAA	Series C, Prerefunded 8/1/23 @ 100, 4.000% due 8/1/26(d)	2,072,052
		Maryland Community Development Administration, Revenue Bonds:
180,000	Aa1(a)	Series B, 4.000% due 9/1/49	178,866
205,000	Aa1(a)	Series C, 3.500% due 3/1/50	201,273
320,000	Aa1(a)	Series C, 5.000% due 9/1/28	349,108
		Maryland Health & Higher Educational Facilities Authority, Revenue Bonds:
155,000	BBB+	Series A, 4.000% due 7/1/42	135,551
65,000	BBB+	Series A, 5.000% due 7/1/33	67,081
50,000	BBB+	Series A, 5.000% due 7/1/34	51,554
20,000	BBB+	Series A, 5.000% due 7/1/35	20,542
50,000	BBB+	Series A, 5.000% due 7/1/36	51,147
2,000,000	AAA	State of Maryland, GO, Series A, 5.000% due 8/1/31	2,271,044
3,000,000	AAA	State of Maryland Department of Transportation, Revenue Bonds, 3.500% due 10/1/33	3,010,175
		Total Maryland	18,371,140
Massachusetts – 1.3%
2,000,000	AAA	City of Boston MA, GO, Series A, 4.000% due 11/1/31	2,186,100
		Commonwealth of Massachusetts, GO:
520,000	AA	Series C, 5.000% due 4/1/23	520,830
1,500,000	AA	Series E, 5.000% due 11/1/45	1,648,482
		Massachusetts Bay Transportation Authority Sales Tax Revenue, Revenue Bonds:
45,000	AA	Series A, 5.000% due 7/1/45	46,183
2,500,000	AA	Series A, Prerefunded 7/1/24 @ 100, 5.000% due 7/1/37(d)	2,562,059
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Massachusetts – (continued)
		Massachusetts Development Finance Agency, Revenue Bonds:
$45,000	AA-	5.000% due 7/1/23	$45,246
115,000	AA-	5.000% due 7/1/24	117,552
50,000	A	5.000% due 7/1/30	55,204
235,000	A	5.000% due 7/1/31	259,428
2,500,000	AAA	Series A, 4.000% due 7/15/36	2,541,203
105,000	AA-	Series S, 5.000% due 7/1/30	112,898
585,000	A+	Series S1, 5.000% due 10/1/24	600,421
335,000	AA-	Series S4, 5.000% due 7/1/38(b)	338,862
500,000	AA	Massachusetts Port Authority, Revenue Bonds, Series E, 5.000% due 7/1/31(c)	552,481
		Total Massachusetts	11,586,949
Michigan – 1.8%
160,000	AA	City of Detroit MI Sewage Disposal System Revenue, Revenue Bonds, Series D, AGM-Insured, 3.794% due 7/1/32(b)	151,581
2,155,000	AA+	County of Kalamazoo MI, GO, 3.000% due 5/1/32	2,067,279
1,000,000	AA	Detroit City School District, GO, Series A, AGM, 5.250% due 5/1/30	1,150,116
155,000	AA	Detroit Downtown Development Authority, Special Tax, Series A, AGM-Insured, 5.000% due 7/1/37	156,123
		Grand Rapids Public Schools, GO, AGM:
40,000	AA	5.000% due 5/1/27	42,810
55,000	AA	5.000% due 5/1/29	59,191
100,000	AA	5.000% due 5/1/30	104,875
145,000	AA	5.000% due 5/1/31	151,802
20,000	AA	5.000% due 5/1/32	20,902
90,000	AA	5.000% due 5/1/33	94,057
		Kalamazoo Hospital Finance Authority, Revenue Bonds:
100,000	A2(a)	5.000% due 5/15/27	104,595
75,000	A2(a)	5.000% due 5/15/28	78,416
		Michigan Finance Authority, Revenue Bonds:
1,250,000	Aa3(a)	5.000% due 11/1/23	1,264,562
45,000	AA-	5.000% due 12/1/23	45,589
750,000	Aa3(a)	5.000% due 11/1/24	772,351
50,000	AA-	5.000% due 12/1/24	51,570
85,000	AA-	5.000% due 12/1/25	89,136
40,000	AA-	5.000% due 12/1/26	42,735
35,000	AA-	5.000% due 12/1/27	38,090
60,000	AA-	5.000% due 12/1/28	65,336
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
$315,000	A	5.000% due 11/15/32	$332,184
735,000	AA-	5.000% due 12/1/44(b)	757,143
10,000	AA-	Series D1, 5.000% due 7/1/27	10,296
30,000	AA-	Series D1, 5.000% due 7/1/29	30,991
35,000	AA-	Series D1, 5.000% due 7/1/31	36,124
30,000	AA-	Series D1, 5.000% due 7/1/32	30,821
25,000	AA-	Series D1, 5.000% due 7/1/33	25,561
160,000	AA	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/28(d)	161,314
60,000	AA	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/29(d)	60,493
		Michigan State Building Authority, Revenue Bonds:
495,000	AA-	Series I, 5.000% due 10/15/34	526,674
80,000	AA-	Series I, 5.000% due 4/15/35	84,943
		Michigan State Hospital Finance Authority, Revenue Bonds:
710,000	AA+	4.000% due 11/15/47(b)	706,078
45,000	AA-	Series C, 5.000% due 12/1/24	46,413
60,000	AA-	Series C, 5.000% due 12/1/26	64,102
40,000	AA-	Series C, 5.000% due 12/1/27	43,532
60,000	AA-	Series C, 5.000% due 12/1/28	65,336
180,000	AA+	Series F5, 2.400% due 11/15/47(b)	179,859
		Portage Public Schools, GO:
35,000	AA-	5.000% due 11/1/27	36,868
90,000	AA-	5.000% due 11/1/29	95,024
60,000	AA	Royal Oak Hospital Finance Authority, Revenue Bonds, Series Prerefunded 3/1/24 @ 100, 5.000% due 9/1/24(d)	61,074
1,500,000	Aa1(a)	State of Michigan, GO, Series A, 4.000% due 5/15/38	1,515,795
95,000	AA	State of Michigan, Revenue Bonds, 5.000% due 3/15/27	102,488
		Warren Consolidated Schools, GO:
130,000	AA	5.000% due 5/1/30	136,856
140,000	AA	5.000% due 5/1/31	146,696
145,000	AA	5.000% due 5/1/32	151,713
		Wayne County Airport Authority, Revenue Bonds:
5,000	A	Series A, 5.000% due 12/1/29	5,408
10,000	A	Series A, 5.000% due 12/1/30	10,819
10,000	A	Series A, 5.000% due 12/1/31	10,813
15,000	A	Series A, 5.000% due 12/1/36	15,798
620,000	A	Series B, 5.000% due 12/1/29(c)	653,726
15,000	A	Series B, 5.000% due 12/1/30(c)	15,788
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
$15,000	A	Series B, 5.000% due 12/1/31(c)	$15,780
10,000	A	Series B, 5.000% due 12/1/33(c)	10,490
25,000	A	Series B, 5.000% due 12/1/36(c)	25,835
65,000	A	Series C, 5.000% due 12/1/23	65,803
70,000	A	Series C, 5.000% due 12/1/24	72,077
70,000	A	Series C, 5.000% due 12/1/25	73,199
45,000	A	Series C, 5.000% due 12/1/26	47,945
45,000	A	Series C, 5.000% due 12/1/27	48,662
		Western Michigan University, Revenue Bonds, AGM:
700,000	AA	Series C, 5.000% due 11/15/36	771,116
800,000	AA	Series C, 5.000% due 11/15/38	873,516
950,000	AA	Series C, 5.000% due 11/15/40	1,027,880
		Total Michigan	15,704,149
Minnesota – 2.5%
2,500,000	AAA	Metropolitan Council, GO, Series I, 3.000% due 3/1/27	2,491,680
		State of Minnesota, GO:
6,870,000	AAA	Series A, 5.000% due 8/1/29	7,320,170
1,000,000	AAA	Series A, 5.000% due 8/1/32	1,138,841
5,000,000	AAA	Series A, 5.000% due 8/1/37	5,460,870
4,835,000	AAA	Series B, 5.000% due 8/1/27	5,283,999
		Total Minnesota	21,695,560
Mississippi – 0.8%
		Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds:
170,000	A+	5.000% due 10/1/40(b)	176,188
435,000	A3(a)	Series A, 5.000% due 1/1/34	467,661
225,000	A3(a)	Series B, 5.000% due 1/1/30	242,978
		State of Mississippi, GO:
160,000	AA	Series A, 5.000% due 10/1/30	175,536
1,250,000	AA	Series A, Prerefunded 10/1/27 @ 100, 5.000% due 10/1/34(d)	1,369,935
4,000,000	AA	Series C, 5.000% due 10/1/35	4,402,393
		Total Mississippi	6,834,691
Missouri – 0.6%
		Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds:
30,000	AA-	5.000% due 5/15/29	31,326
30,000	AA-	5.000% due 5/15/30	31,247
30,000	AA-	5.000% due 5/15/31	31,248
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Missouri – (continued)
$85,000	AA-	5.000% due 5/15/36	$87,425
20,000	A+	Series B, 4.000% due 2/1/40	19,224
70,000	A+	Series B, 5.000% due 2/1/30	72,220
80,000	A+	Series B, 5.000% due 2/1/32	82,425
65,000	A+	Series B, 5.000% due 2/1/36	66,530
2,500,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/37	2,671,042
2,100,000	AA-	Missouri Development Finance Board, Revenue Bonds, 5.500% due 5/1/41	2,331,528
60,000	AA+	Missouri Housing Development Commission, Revenue Bonds, Series B, 4.000% due 5/1/50	59,646
		Total Missouri	5,483,861
Montana – 0.0%
		Montana Board of Housing, Revenue Bonds:
35,000	AA+	Series A1, 4.000% due 12/1/47(c)	34,738
30,000	AA+	Series B, 4.000% due 6/1/50	29,844
		Montana Facility Finance Authority, Revenue Bonds:
60,000	A+(e)	5.000% due 2/15/24	60,661
60,000	A+(e)	5.000% due 2/15/25	61,279
90,000	A+(e)	5.000% due 2/15/26	93,208
		Total Montana	279,730
Nebraska – 0.1%
		Nebraska Investment Finance Authority, Revenue Bonds:
150,000	AA+	Series B, 4.000% due 9/1/49(c)	148,229
145,000	AA+	Series E, 3.750% due 9/1/49(c)	142,957
		Nebraska Public Power District, Revenue Bonds:
115,000	A+	Series B, 5.000% due 1/1/31	119,501
125,000	A+	Series B, 5.000% due 1/1/34	129,142
155,000	A+	Series B, 5.000% due 1/1/36	159,968
		Total Nebraska	699,797
Nevada – 0.8%
		Carson City NV, Revenue Bonds:
20,000	BBB+	5.000% due 9/1/24	20,351
15,000	BBB+	5.000% due 9/1/28	15,793
20,000	BBB+	5.000% due 9/1/30	21,059
20,000	BBB+	5.000% due 9/1/32	21,039
20,000	BBB+	5.000% due 9/1/34	21,016
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Nevada – (continued)
		Clark County School District, GO:
$65,000	A+	Series A, 5.000% due 6/15/23	$65,316
1,000,000	A+	Series C, 5.000% due 6/15/23	1,004,857
		County of Clark NV, GO:
2,250,000	AA+	Series A, 5.000% due 6/1/35	2,446,711
2,750,000	AA+	Series B, 4.000% due 11/1/34	2,796,720
		Las Vegas Valley Water District, GO:
85,000	AA	Series A, 5.000% due 6/1/32	90,156
145,000	AA	Series A, 5.000% due 6/1/33	153,151
155,000	AA	Series A, 5.000% due 6/1/34	163,517
85,000	AA+	Nevada Housing Division, Revenue Bonds, Series B, 4.000% due 10/1/49	84,477
80,000	AA+	State of Nevada, GO, 5.000% due 3/1/25	80,115
		Total Nevada	6,984,278
New Hampshire – 0.2%
740,000	A-	New Hampshire Business Finance Authority, Revenue Bonds, Series A2, zero coupon, due 7/1/27(b)(c)	719,525
		New Hampshire Health & Education Facilities Authority Act, Revenue Bonds:
25,000	A-	4.000% due 10/1/38	23,290
40,000	AA-	5.000% due 7/1/24	40,888
35,000	BBB+	5.000% due 7/1/26	35,033
135,000	A-	5.000% due 10/1/26	141,060
145,000	A-	5.000% due 10/1/27	151,980
60,000	A-	5.000% due 10/1/28	62,781
70,000	AA-	5.000% due 7/1/30	75,265
65,000	A	5.000% due 8/1/30	69,422
210,000	A-	5.000% due 10/1/30	219,071
		Total New Hampshire	1,538,315
New Jersey – 2.2%
		Camden County Improvement Authority, Revenue Bonds:
60,000	A-	5.000% due 2/15/24	60,638
30,000	A-	5.000% due 2/15/25	30,214
		City of Bayonne NJ, GO:
45,000	AA	Series Prerefunded 7/1/26 @ 100, 5.000% due 7/1/31(d)	48,015
30,000	AA	Series Prerefunded 7/1/26 @ 100, 5.000% due 7/1/32(d)	32,010
30,000	AA	Series Prerefunded 7/1/26 @ 100, 5.000% due 7/1/33(d)	32,010
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Jersey – (continued)
		New Jersey Economic Development Authority, Revenue Bonds:
$850,000	BBB+	5.000% due 11/1/34	$916,212
1,000,000	BBB+	Series EEE, 5.000% due 6/15/30	1,087,085
270,000	BBB+	Series NN, 5.000% due 3/1/23	270,000
370,000	BBB+	Series NN, 5.000% due 3/1/24	370,255
40,000	BBB+	Series NN, 5.000% due 3/1/25	40,025
580,000	BBB+	Series XX, Prerefunded 6/15/25 @ 100, 5.000% due 6/15/26(d)	603,165
55,000	Baa1(a)	New Jersey Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 7/1/29	57,264
		New Jersey Health Care Facilities Financing Authority, Revenue Bonds:
15,000	AA	Series A, 5.000% due 7/1/28	15,922
45,000	AA	Series A, 5.000% due 7/1/33	47,694
620,000	AA-	Series B2, 5.000% due 7/1/42(b)	642,301
625,000	AA-	Series B3, 5.000% due 7/1/45(b)	656,512
		New Jersey Higher Education Student Assistance Authority, Revenue Bonds:
100,000	AA	Series 1A, 5.000% due 12/1/24(c)	101,857
115,000	Aa1(a)	Series A, 5.000% due 12/1/23	116,420
65,000	Aa1(a)	Series A, 5.000% due 12/1/24	66,706
125,000	Aa1(a)	Series A, 5.000% due 12/1/25	130,545
		New Jersey Transportation Trust Fund Authority, Revenue Bonds:
100,000	BBB+	4.000% due 12/15/39	96,507
5,000,000	A+	5.000% due 6/15/24	5,103,870
435,000	A+	5.000% due 6/15/27	456,276
1,320,000	BBB+	5.000% due 12/15/28	1,439,914
200,000	BBB+	5.000% due 12/15/39	208,705
870,000	BBB+	Series A, zero coupon, due 12/15/27	727,713
195,000	BBB+	Series A, zero coupon, due 12/15/28	156,893
220,000	BBB+	Series A, 5.000% due 12/15/33	236,773
2,000,000	BBB+	Series A, 5.000% due 12/15/34	2,135,809
360,000	BBB+	Series AA, 5.000% due 6/15/25	364,690
215,000	BBB+	Series AA, 5.000% due 6/15/26	218,118
		New Jersey Turnpike Authority, Revenue Bonds:
1,000,000	AA-	Series A, 4.000% due 1/1/42	971,356
1,525,000	AA-	Series B, 5.000% due 1/1/46	1,628,198
		Total New Jersey	19,069,672
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Mexico – 0.1%
$490,000	AA	New Mexico Hospital Equipment Loan Council, Revenue Bonds, Series B, 5.000% due 8/1/49(b)	$507,005
130,000	Aaa(a)	New Mexico Mortgage Finance Authority, Revenue Bonds, Series D, 3.750% due 1/1/50	128,404
		Total New Mexico	635,409
New York – 11.1%
		City of New York NY, GO:
2,035,000	AA	Series B1, 5.000% due 12/1/38	2,119,875
2,500,000	AA	Series B1, 5.000% due 12/1/41	2,590,999
500,000	AA	Series B1, 5.250% due 10/1/41	560,000
90,000	AA	Series C, 5.000% due 8/1/27	93,151
5,000,000	AA	Series D1, 5.000% due 12/1/34	5,493,494
1,000,000	AA	Series F1, 5.000% due 4/1/43	1,056,184
1,925,000	AA	County of Nassau NY, GO, Series A, AGM-Insured, 5.000% due 4/1/32	2,117,753
		Hudson Yards Infrastructure Corp., Revenue Bonds:
115,000	AA-	Series A, 5.000% due 2/15/32	123,532
215,000	AA-	Series A, 5.000% due 2/15/35	228,889
		Long Island Power Authority, Revenue Bonds:
1,020,000	A	Series B, 1.650% due 9/1/49(b)	986,911
45,000	A	Series B, 5.000% due 9/1/23	45,407
40,000	A	Series B, 5.000% due 9/1/24	41,097
		Metropolitan Transportation Authority, Revenue Bonds:
1,780,000	AA	Series A, 5.250% due 11/15/27	1,910,200
125,000	BBB+	Series A1, 5.000% due 11/15/35	125,717
145,000	BBB+	Series A1, 5.000% due 11/15/36	145,711
245,000	BBB+	Series A2, 5.000% due 11/15/29	253,036
270,000	BBB+	Series B, 5.000% due 11/15/30	276,925
290,000	BBB+	Series C1, 5.000% due 11/15/27	298,339
685,000	BBB+	Series C1, 5.000% due 11/15/28	696,154
300,000	BBB+	Series C1, 5.000% due 11/15/31	310,170
415,000	BBB+	Series D1, 5.000% due 11/15/30	419,764
		MTA Hudson Rail Yards Trust Obligations, Revenue Bonds:
370,000	A3(a)	Series A, 5.000% due 11/15/51	366,032
860,000	A3(a)	Series A, 5.000% due 11/15/56	843,607
		New York City Municipal Water Finance Authority, Revenue Bonds:
4,285,000	AA+	2.450% due 6/15/50(b)	4,285,000
1,725,000	AA+	5.000% due 6/15/23	1,734,124
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
$2,685,000	AA+	5.000% due 6/15/41	$2,911,351
2,000,000	AA+	Series AA1, 5.250% due 6/15/52	2,208,532
2,500,000	AA+	Series DD, 5.000% due 6/15/34	2,509,698
1,945,000	AA+	Series EE, 5.000% due 6/15/45	2,060,708
3,000,000	AA	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S1, 5.000% due 7/15/29	3,265,249
		New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
1,500,000	AAA	Series A1, 4.000% due 11/1/37	1,502,061
3,200,000	AAA	Series A1, 5.000% due 8/1/41	3,507,464
2,185,000	AAA	Series A1, 5.000% due 8/1/43	2,373,923
275,000	AAA	Series C2, 5.000% due 5/1/32	304,046
1,000,000	AAA	Series E1, 5.000% due 2/1/31	1,031,816
1,750,000	AA-	New York Liberty Development Corp., Revenue Bonds, Series 1WTC, 2.750% due 2/15/44	1,239,804
		New York State Dormitory Authority, Revenue Bonds:
4,500,000	AA	AGM, Series A, 5.000% due 10/1/33	5,074,393
4,000,000	Aa1(a)	Series A, 5.250% due 3/15/38	4,347,249
225,000	A-	Series B2, 5.000% due 5/1/48(b)	227,058
250,000	A-	Series B3, 5.000% due 5/1/48(b)	259,004
2,150,000	AAA	New York State Environmental Facilities Corp., Revenue Bonds, Series A, 5.000% due 6/15/33	2,396,454
		New York State Urban Development Corp., Revenue Bonds:
2,500,000	AA+	Series A, 3.000% due 3/15/50	1,843,041
80,000	AA+	Series A, 5.000% due 3/15/32	86,650
3,500,000	AA+	Series A, 5.000% due 3/15/38	3,712,126
		New York Transportation Development Corp., Revenue Bonds:
2,000,000	Baa1(a)	5.000% due 12/1/36(c)	2,086,997
2,500,000	Baa1(a)	5.000% due 12/1/37(c)	2,594,456
175,000	AA-	Onondaga Civic Development Corp., Revenue Bonds, Series A, 5.000% due 12/1/33	198,391
		Port Authority of New York & New Jersey, Revenue Bonds:
1,750,000	AA-	5.000% due 9/15/31(c)	1,858,784
1,160,000	AA-	5.000% due 1/15/39(c)	1,225,288
5,000,000	AA-	Series 207, 5.000% due 9/15/24(c)	5,095,566
2,500,000	AA-	Series 207, 5.000% due 9/15/29(c)	2,659,765
400,000	AA+	Sales Tax Asset Receivable Corp., Revenue Bonds, Series A, Prerefunded 10/15/24 @ 100, 4.000% due 10/15/32(d)	405,928
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
$70,000	Aa1(a)	State of New York Mortgage Agency, Revenue Bonds, Series 221, 3.500% due 10/1/32(c)	$68,171
		Triborough Bridge & Tunnel Authority, Revenue Bonds:
2,000,000	AA-	5.000% due 11/15/25	2,098,642
5,000,000	AA-	5.000% due 11/15/26	5,340,906
1,500,000	AA+	5.000% due 5/15/44	1,627,602
2,500,000	AA+	Series A1, 4.000% due 5/15/46	2,319,713
85,000	AA-	Series B, 5.000% due 11/15/23	86,089
115,000	AA-	Series B, 5.000% due 11/15/24	116,526
		Total New York	95,765,522
North Carolina – 0.2%
		County of New Hanover NC, Revenue Bonds:
25,000	WR(a)	5.000% due 10/1/27	27,230
205,000	WR(a)	Series Prerefunded 10/1/27 @ 100, 5.000% due 10/1/47(d)	223,287
1,000,000	AAA	County of Wake NC, GO, Series C, 5.000% due 2/1/28	1,106,382
105,000	Aa3(a)	Raleigh Durham Airport Authority, Revenue Bonds, Series A, 5.000% due 5/1/29(c)	113,739
290,000	AA	State of North Carolina, Revenue Bonds, 5.000% due 3/1/23	290,000
		Total North Carolina	1,760,638
Ohio – 1.3%
		City of Cleveland OH Airport System Revenue, Revenue Bonds, AGM:
30,000	AA	Series A, 5.000% due 1/1/26	30,961
45,000	AA	Series A, 5.000% due 1/1/28	46,563
65,000	AA	Series A, 5.000% due 1/1/29	67,225
60,000	AA	Series A, 5.000% due 1/1/30	62,026
55,000	AA	Columbus City School District, GO, 5.000% due 12/1/32	58,022
		County of Allen OH Hospital Facilities Revenue, Revenue Bonds:
125,000	A+	5.000% due 12/1/29	139,535
125,000	A+	5.000% due 12/1/30	140,832
60,000	Aa2(a)	County of Franklin OH, Revenue Bonds, 5.000% due 11/1/26	63,870
265,000	A3(a)	County of Scioto OH, Revenue Bonds, 5.000% due 2/15/29	276,345
285,000	Aa3(a)	Miami University, Revenue Bonds, Series A, 5.000% due 9/1/30	325,059
40,000	Aaa(a)	Ohio Housing Finance Agency, Revenue Bonds, Series B, 4.500% due 3/1/50	40,197
5,000,000	AA-	Ohio State University, Revenue Bonds, Series A, 5.000% due 6/1/38	5,015,204
2,000,000	AAA	Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 3.350% due 12/1/36(b)	2,000,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Ohio – (continued)
		State of Ohio, GO:
$1,000,000	AA+	Series A, 5.000% due 3/1/28	$1,105,995
1,200,000	AA+	Series A, 5.000% due 3/1/38	1,372,451
		State of Ohio, Revenue Bonds:
75,000	AA	5.000% due 1/1/27	80,343
145,000	AA	5.000% due 1/1/29	158,693
90,000	A	Series A, 4.000% due 1/15/50	79,356
		Total Ohio	11,062,677
Oklahoma – 0.2%
560,000	AA-	Canadian County Educational Facilities Authority, Revenue Bonds, 5.000% due 9/1/26	593,891
		Grand River Dam Authority, Revenue Bonds:
35,000	AA-	Series A, 5.000% due 6/1/27	35,738
45,000	AA-	Series A, 5.000% due 6/1/28	45,938
		Oklahoma Municipal Power Authority, Revenue Bonds:
50,000	A	Series A, Prerefunded 1/1/25 @ 100, 5.000% due 1/1/26(d)	51,560
175,000	A	Series A, Prerefunded 1/1/25 @ 100, 5.000% due 1/1/27(d)	180,461
60,000	A	Series A, Prerefunded 1/1/25 @ 100, 5.000% due 1/1/28(d)	61,872
45,000	A	Series A, Prerefunded 1/1/25 @ 100, 5.000% due 1/1/29(d)	46,404
60,000	A	Series B, 5.000% due 1/1/27	61,592
600,000	AAA	Oklahoma Water Resources Board, Revenue Bonds, Series A, 4.000% due 4/1/35	627,395
		Total Oklahoma	1,704,851
Oregon – 1.2%
85,000	Aa1(a)	Hillsboro School District No 1J, GO, 5.000% due 6/15/30	92,170
3,800,000	A	Oregon State Business Development Commission, Revenue Bonds, Series 232, 2.400% due 12/1/40(b)	3,773,985
3,000,000	AAA	Oregon State Lottery, Revenue Bonds, Series D, 5.000% due 4/1/29	3,113,402
		Port of Portland OR Airport Revenue, Revenue Bonds:
300,000	AA-	5.000% due 7/1/28(c)	319,524
165,000	AA-	5.000% due 7/1/29	181,566
205,000	AA-	Series 24B, 5.000% due 7/1/32(c)	214,714
2,675,000	AA+	Salem-Keizer School District No 24J, GO, 5.000% due 6/15/32	2,969,013
		Total Oregon	10,664,374
Pennsylvania – 2.8%
		City of Philadelphia PA, GO:
1,000,000	A	Series B, 5.000% due 2/1/24	1,015,714
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Pennsylvania – (continued)
$85,000	A	Series B, 5.000% due 8/1/27	$88,591
300,000	A	Series B, 5.000% due 8/1/29	311,540
320,000	A	Series B, 5.000% due 8/1/30	332,008
335,000	A	Series B, 5.000% due 8/1/31	347,098
		City of Philadelphia PA Airport Revenue, Revenue Bonds:
50,000	A-	Series B, 5.000% due 7/1/30(c)	52,410
70,000	A-	Series B, 5.000% due 7/1/31(c)	73,368
		Commonwealth Financing Authority, Revenue Bonds:
1,010,000	A	Series A, 5.000% due 6/1/28	1,104,261
500,000	A	Series B, 5.000% due 6/1/25	517,331
		Commonwealth of Pennsylvania, GO:
3,000,000	A+	4.000% due 3/15/34	3,050,062
5,000,000	A+	4.000% due 9/15/34	5,089,284
290,000	A+	5.000% due 10/15/27	293,604
810,000	A+	5.000% due 9/15/29	860,479
		General Authority of Southcentral Pennsylvania, Revenue Bonds:
190,000	Aa3(a)	5.000% due 6/1/38	200,824
310,000	Aa3(a)	5.000% due 6/1/39	326,377
		Lancaster County Hospital Authority, Revenue Bonds:
800,000	A+	5.000% due 11/1/38	848,243
1,000,000	A+	5.000% due 11/1/39	1,056,516
325,000	A	Montgomery County Higher Education & Health Authority, Revenue Bonds, 5.000% due 9/1/33	350,313
		Pennsylvania Economic Development Financing Authority, Revenue Bonds:
1,000,000	Baa2(a)	5.500% due 6/30/37(c)	1,074,188
1,500,000	Baa2(a)	5.500% due 6/30/39(c)	1,597,725
1,000,000	AA	AGM, 5.500% due 6/30/42(c)	1,072,100
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds:
775,000	AA	4.000% due 8/15/38	758,308
35,000	AA	Series A, 5.000% due 8/15/27	37,720
35,000	AA	Series A, 5.000% due 8/15/28	37,766
60,000	AA	Series A, 5.000% due 8/15/30	64,756
		Pennsylvania Turnpike Commission, Revenue Bonds:
15,000	A1(a)	Series A1, 5.000% due 12/1/23	15,180
45,000	A1(a)	Series A1, 5.000% due 12/1/29	49,439
30,000	A1(a)	Series A1, 5.000% due 12/1/34	32,345
35,000	A+	Series A2, 5.000% due 12/1/28	37,431
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Pennsylvania – (continued)
$35,000	A+	Series A2, 5.000% due 12/1/33	$37,789
1,300,000	A1(a)	Series C, 5.000% due 12/1/46	1,381,873
		Philadelphia Gas Works Co., Revenue Bonds:
30,000	A	5.000% due 8/1/23	30,175
20,000	A	5.000% due 8/1/24	20,404
250,000	AA	Pittsburgh Water & Sewer Authority, Revenue Bonds, Series A, AGM-Insured, 5.000% due 9/1/44	264,170
1,750,000	Aa3(a)	Southeastern Pennsylvania Transportation Authority, Revenue Bonds, 5.000% due 6/1/35	2,009,868
40,000	A1(a)	State Public School Building Authority, Revenue Bonds, 5.000% due 6/1/26	41,246
		Total Pennsylvania	24,480,506
Rhode Island – 0.5%
		Rhode Island Health & Educational Building Corp., Revenue Bonds:
240,000	AA	AGM, 5.000% due 5/15/25	248,851
2,000,000	AA+	Series A, 5.000% due 9/1/29	2,205,031
95,000	AA+	Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Series 70, 4.000% due 10/1/49	94,394
		Rhode Island Student Loan Authority, Revenue Bonds:
55,000	AA	Series A, 3.500% due 12/1/34(c)	53,046
1,125,000	AA	Series A, 5.000% due 12/1/26(c)	1,176,323
		Tobacco Settlement Financing Corp., Revenue Bonds:
55,000	BBB	Series A, 5.000% due 6/1/27	56,253
70,000	BBB	Series A, 5.000% due 6/1/28	71,704
		Total Rhode Island	3,905,602
South Carolina – 1.7%
		Beaufort-Jasper Water & Sewer Authority, Revenue Bonds:
30,000	AA+	Series B, 5.000% due 3/1/24	30,549
30,000	AA+	Series B, 5.000% due 3/1/25	31,119
2,500,000	AAA	County of Charleston SC, GO, Series C, 5.000% due 11/1/27	2,750,558
8,000,000	Aa1(a)	Patriots Energy Group Financing Agency, Revenue Bonds, Series A, 4.000% due 10/1/48(b)(f)	8,022,080
		Scago Educational Facilities Corp. for Colleton School District, Revenue Bonds:
115,000	A-	5.000% due 12/1/27	119,677
95,000	A-	5.000% due 12/1/29	99,079
		South Carolina Jobs-Economic Development Authority, Revenue Bonds:
30,000	A+	5.000% due 2/1/24	30,371
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
South Carolina – (continued)
$50,000	A+	5.000% due 2/1/25	$51,310
50,000	A+	5.000% due 2/1/26	52,101
		South Carolina Ports Authority, Revenue Bonds:
65,000	A+	5.000% due 7/1/28(c)	69,555
140,000	A+	5.000% due 7/1/30(c)	149,203
		South Carolina Public Service Authority, Revenue Bonds:
185,000	A-	Series B, 5.000% due 12/1/35	190,577
275,000	A-	Series B, 5.000% due 12/1/36	282,207
115,000	A-	Series C, 5.000% due 12/1/25	117,999
115,000	A-	Series C, 5.000% due 12/1/26	117,925
90,000	A-	Series C, 5.000% due 12/1/27	92,279
		South Carolina State Housing Finance & Development Authority, Revenue Bonds:
140,000	Aaa(a)	Series A, 4.000% due 1/1/50	139,233
135,000	Aaa(a)	Series A, 4.000% due 7/1/50	134,234
		University of South Carolina, Revenue Bonds:
450,000	Aa2(a)	5.000% due 5/1/30	512,823
575,000	Aa3(a)	Series A, 5.000% due 5/1/28	629,730
625,000	Aa3(a)	Series A, 5.000% due 5/1/30	707,922
		Total South Carolina	14,330,531
South Dakota – 0.0%
		South Dakota Health & Educational Facilities Authority, Revenue Bonds:
30,000	AA-	5.000% due 7/1/23	30,159
15,000	AA-	5.000% due 7/1/24	15,309
10,000	AA-	5.000% due 7/1/27	10,719
50,000	AA-	5.000% due 7/1/33	53,375
40,000	AA-	5.000% due 7/1/35	42,276
35,000	A+	Series B, 5.000% due 11/1/24	35,814
35,000	A+	Series B, 5.000% due 11/1/25	35,949
5,000	A+	Series B, 5.000% due 11/1/26	5,145
		Total South Dakota	228,746
Tennessee – 1.5%
		Greeneville Health & Educational Facilities Board, Revenue Bonds:
30,000	A-	Series A, 5.000% due 7/1/29	32,103
35,000	A-	Series A, 5.000% due 7/1/30	37,441
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Tennessee – (continued)
		Knox County Health Educational & Housing Facility Board, Revenue Bonds:
$30,000	BBB	5.000% due 4/1/24	$30,395
30,000	BBB	5.000% due 9/1/24	30,431
40,000	BBB	5.000% due 4/1/25	40,783
1,125,000	A1(a)	Metropolitan Nashville Airport Authority, Revenue Bonds, Series B, 5.250% due 7/1/33(c)	1,259,325
		Tennergy Corp., Revenue Bonds:
3,250,000	A1(a)	Series A, 4.000% due 12/1/51(b)	3,234,015
6,240,000	Aa1(a)	Series A, 5.000% due 2/1/50(b)	6,350,116
350,000	A2(a)	Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 4.000% due 5/1/48(b)	350,410
1,225,000	AA+	Tennessee Housing Development Agency, Revenue Bonds, Series 2B, 3.950% due 1/1/38	1,215,932
		Total Tennessee	12,580,951
Texas – 12.1%
1,895,000	AAA	Alamo Community College District, GO, 5.000% due 8/15/34	2,055,421
1,500,000	Aaa(a)	Brazosport Independent School District, GO, PSF-GTD-Insured, 4.000% due 2/15/33	1,545,773
		Central Texas Regional Mobility Authority, Revenue Bonds:
35,000	A-	Series A, Prerefunded 7/1/25 @ 100, 5.000% due 1/1/31(d)	36,483
30,000	A-	Series A, Prerefunded 7/1/25 @ 100, 5.000% due 1/1/32(d)	31,271
60,000	A-	Series A, Prerefunded 7/1/25 @ 100, 5.000% due 1/1/34(d)	62,542
160,000	A-	Series A, Prerefunded 7/1/25 @ 100, 5.000% due 1/1/40(d)	166,778
600,000	A-	Series B, 4.000% due 1/1/41	575,026
375,000	A-	Series B, 5.000% due 1/1/29	409,159
1,800,000	A-	Series E, 5.000% due 1/1/38	1,922,019
1,770,000	AAA	City of Austin TX, GO, 5.000% due 5/1/27	1,921,703
		City of Austin TX Airport System Revenue, Revenue Bonds:
165,000	A+	5.000% due 11/15/26(c)	167,849
80,000	A+	5.000% due 11/15/29(c)	81,183
45,000	AA-	City of Austin TX Electric Utility Revenue, Revenue Bonds, Series A, 5.000% due 11/15/23	45,065
170,000	AA-	City of Dallas TX, GO, 5.000% due 2/15/24	172,927
		City of Dallas TX Waterworks & Sewer System Revenue, Revenue Bonds:
3,000,000	AAA	Series A, 5.000% due 10/1/27	3,131,783
3,835,000	AAA	Series A, 5.000% due 10/1/32	4,004,430
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$995,000	AA+	City of El Paso TX Water & Sewer Revenue, Revenue Bonds, 5.000% due 3/1/41	$1,064,831
		City of Houston TX, GO:
60,000	Aa3(a)	Series A, 5.000% due 3/1/23	60,000
290,000	Aa3(a)	Series A, 5.000% due 3/1/24	295,193
120,000	Aa3(a)	Series A, 5.000% due 3/1/25	124,333
		City of Houston TX Airport System Revenue, Revenue Bonds:
50,000	A1(a)	Series A, 5.000% due 7/1/26(c)	51,818
60,000	A1(a)	Series A, 5.000% due 7/1/27(c)	62,900
30,000	A1(a)	Series A, 5.000% due 7/1/28(c)	31,878
90,000	A1(a)	Series B, 5.000% due 7/1/28	99,061
360,000	A1(a)	Series B, 5.000% due 7/1/29	397,185
190,000	A1(a)	Series B, 5.000% due 7/1/30	209,257
1,500,000	A1(a)	Series D, 5.000% due 7/1/25	1,561,481
2,005,000	A1(a)	Series D, 5.000% due 7/1/26	2,126,216
		City of Houston TX Combined Utility System Revenue, Revenue Bonds:
5,500,000	Aa2(a)	Series B, 4.000% due 11/15/31	5,665,254
70,000	Aa2(a)	Series B, 5.000% due 11/15/33	75,007
75,000	AA	Series C, 5.000% due 5/15/28	76,585
1,040,000	AAA	City of Irving TX, GO, 5.500% due 8/15/23	1,051,326
		City of San Antonio TX Airport System, Revenue Bonds:
500,000	A	Series A, 5.000% due 7/1/27(c)	522,943
480,000	A+	Series A, 5.000% due 7/1/28(c)	510,044
		City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds:
1,000,000	A+	1.750% due 2/1/49(b)	944,332
500,000	A+	4.000% due 2/1/43	469,172
45,000	AA-	5.000% due 2/1/29	49,034
30,000	AA-	5.000% due 2/1/30	32,676
45,000	AA-	5.000% due 2/1/31	48,970
35,000	AA-	5.000% due 2/1/33	37,947
750,000	A+	5.000% due 2/1/42	804,645
90,000	AA-	5.250% due 2/1/25	93,566
3,000,000	Aaa(a)	Comal Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/1/27	3,238,672
4,000,000	AAA	Conroe Independent School District, GO, Series A, PSF-GTD-Insured, 4.000% due 2/15/47	3,840,439
2,790,000	AAA	County of Harris TX, GO, Series A, 5.000% due 10/1/28	2,916,082
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
		County of Travis TX, GO:
$85,000	AAA	Series A, 5.000% due 3/1/24	$86,564
1,490,000	AAA	Series A, 5.000% due 3/1/38	1,609,913
2,215,000	AAA	County of Williamson TX, GO, 5.000% due 2/15/30	2,400,073
		Cypress-Fairbanks Independent School District, GO, PSF-GTD:
1,975,000	AAA	4.000% due 2/15/32	2,025,019
725,000	AAA	5.000% due 2/15/24	737,550
620,000	AAA	5.000% due 2/15/25	642,440
105,000	AAA	5.000% due 2/15/27	111,001
1,000,000	AAA	Series A, 3.400% due 2/15/31	982,340
		Dallas Area Rapid Transit, Revenue Bonds:
210,000	AA+	AMBAC, 5.250% due 12/1/29	240,347
2,500,000	AA+	Series B, 5.000% due 12/1/47	2,679,198
185,000	A2(a)	Dallas County Utility & Reclamation District, GO, 5.000% due 2/15/24	187,697
		Eagle Mountain & Saginaw Independent School District, GO, PSF-GTD:
1,270,000	Aaa(a)	5.000% due 8/15/29	1,432,904
1,000,000	Aaa(a)	5.000% due 8/15/30	1,146,992
105,000	AAA	Fort Worth Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/26	110,727
		Georgetown Independent School District, GO, PSF-GTD:
1,000,000	AAA	3.750% due 8/15/41	962,866
1,000,000	AAA	3.875% due 8/15/44	962,456
1,495,000	AAA	4.125% due 8/15/47	1,467,303
		Grand Parkway Transportation Corp., Revenue Bonds:
150,000	AA+	Series A, 5.000% due 10/1/31	164,122
125,000	AA+	Series A, 5.000% due 10/1/32	136,355
190,000	AA+	Series A, 5.000% due 10/1/33	206,397
145,000	AA+	Series A, 5.000% due 10/1/34	156,643
70,000	BBB+	Series A, 5.125% due 10/1/43	70,196
		Harris County Cultural Education Facilities Finance Corp., Revenue Bonds:
1,025,000	A+	5.000% due 6/1/24	1,043,718
1,500,000	A+	5.000% due 7/1/39	1,551,760
315,000	A+	5.000% due 7/1/49(b)	322,404
3,110,000	Aaa(a)	Harris County Flood Control District, GO, Series A, 4.250% due 10/1/47	3,082,995
		Irving Hospital Authority, Revenue Bonds:
15,000	A+	Series A, 5.000% due 10/15/24	15,353
20,000	A+	Series A, 5.000% due 10/15/26	20,936
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$15,000	A+	Series A, 5.000% due 10/15/27	$15,733
20,000	A+	Series A, 5.000% due 10/15/29	20,921
30,000	A+	Series A, 5.000% due 10/15/31	31,286
40,000	A+	Series A, 5.000% due 10/15/35	41,129
30,000	A+	Series A, 5.000% due 10/15/36	30,688
35,000	A+	Series A, 5.000% due 10/15/39	35,464
45,000	A+	Series A, 5.000% due 10/15/44	44,583
		Lamar Consolidated Independent School District, GO, PSF-GTD:
7,280,000	AAA	5.000% due 2/15/31	7,901,468
7,050,000	AAA	5.000% due 2/15/34	7,593,253
1,225,000	AA+	Lewisville Independent School District, GO, Series B, 5.000% due 8/15/28	1,278,928
		Love Field Airport Modernization Corp., Revenue Bonds:
40,000	A	5.000% due 11/1/30(c)	40,969
90,000	A	5.000% due 11/1/31(c)	92,042
		Lower Colorado River Authority, Revenue Bonds:
200,000	A	5.000% due 5/15/26	212,135
135,000	A	5.000% due 5/15/32	147,778
70,000	A	5.000% due 5/15/34	76,000
70,000	A	5.000% due 5/15/36	74,884
195,000	A	Series B, 5.000% due 5/15/25	202,149
85,000	A	Series B, 5.000% due 5/15/27	87,877
85,000	A	Series B, 5.000% due 5/15/28	87,944
245,000	A	Series B, 5.000% due 5/15/29	253,523
20,000	A	Series D, 5.000% due 5/15/23	20,072
35,000	A	Series D, 5.000% due 5/15/24	35,752
40,000	A	Series D, 5.000% due 5/15/26	41,313
1,000,000	Aaa(a)	Malakoff Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/30	1,143,255
		New Hope Cultural Education Facilities Finance Corp., Revenue Bonds:
60,000	Aa3(a)	Series A, 5.000% due 8/15/24	61,412
45,000	Aa3(a)	Series A, 5.000% due 8/15/26	47,714
45,000	Aa3(a)	Series A, 5.000% due 8/15/27	48,633
70,000	Aa3(a)	Series A, 5.000% due 8/15/30	75,701
		Newark Higher Education Finance Corp., Revenue Bonds:
65,000	A3(a)	5.000% due 4/1/27	67,858
40,000	A3(a)	5.000% due 4/1/28	41,854
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$1,000,000	Aaa(a)	North East Independent School District, GO, Series A, PSF-GTD-Insured, 4.000% due 8/1/41	$992,599
		North Harris County Regional Water Authority, Revenue Bonds:
30,000	AA-	4.000% due 12/15/23	30,014
55,000	AA-	4.000% due 12/15/24	55,030
		North Texas Tollway Authority, Revenue Bonds:
145,000	NR	5.000% due 1/1/24	147,054
35,000	AA-	Series A, 5.000% due 1/1/30	36,772
40,000	AA-	Series A, 5.000% due 1/1/33	42,739
200,000	AA-	Series A, 5.000% due 1/1/39	206,624
185,000	A+	Series B, 5.000% due 1/1/25	190,873
290,000	AA-	Series B, 5.000% due 1/1/29	300,610
160,000	AA-	Series B, 5.000% due 1/1/30	165,996
20,000	A+	Series B, 5.000% due 1/1/31	21,017
85,000	A+	Series B, 5.000% due 1/1/32	90,714
685,000	Aaa(a)	Northside Independent School District, GO, PSF-GTD-Insured, 2.750% due 8/1/48(b)	681,061
50,000	Aaa(a)	Permanent University Fund – University of Texas System, Revenue Bonds, Series B, 5.000% due 7/1/29	53,023
50,000	AAA	Rockwall Independent School District, GO, PSF-GTD-Insured, zero coupon, due 2/15/25	46,792
1,195,000	Aaa(a)	San Antonio Independent School District, GO, Series A, PSF-GTD-Insured, 5.000% due 8/1/28	1,275,709
2,000,000	AA+	San Antonio Water System, Revenue Bonds, Series A, 5.000% due 5/15/36	2,155,322
		San Jacinto Community College District, GO:
450,000	AA	5.000% due 2/15/29	503,879
435,000	AA	5.000% due 2/15/30	494,071
		State of Texas, GO:
2,500,000	AAA	5.000% due 10/1/24	2,549,140
150,000	AAA	5.000% due 8/1/26(c)	153,198
200,000	AAA	5.500% due 8/1/26(c)	214,045
350,000	AAA	Series B, 5.000% due 8/1/25(c)	352,087
		Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds:
165,000	AA	5.000% due 2/15/25	170,370
60,000	AA	5.000% due 2/15/34	63,099
30,000	Aa3(a)	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/25(d)	30,248
45,000	Aa3(a)	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/26(d)	45,372
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$45,000	Aa3(a)	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/28(d)	$45,372
110,000	Aa3(a)	Series Prerefunded 8/15/23 @ 100, 5.000% due 8/15/33(d)	110,908
155,000	A3(a)	Series Prerefunded 9/1/23 @ 100, 5.500% due 9/1/43(d)	156,787
165,000	AAA	Texas A&M University, Revenue Bonds, Series C, 5.000% due 5/15/23	165,653
		Texas Department of Housing & Community Affairs, Revenue Bonds:
399,905	Aaa(a)	2.950% due 7/1/36	358,436
320,000	AA+	Series A, 4.000% due 3/1/50	318,596
600,000	AA+	Texas Public Finance Authority, Revenue Bonds, 5.000% due 2/1/28	659,476
135,000	Aa2(a)	Texas State University System, Revenue Bonds, Series A, 5.000% due 3/15/29	145,409
		Texas Water Development Board, Revenue Bonds:
2,000,000	AAA	4.650% due 10/15/40	2,126,649
1,000,000	AAA	5.000% due 10/15/25	1,045,994
180,000	AAA	Series A, 5.000% due 4/15/25	186,462
75,000	AAA	Series A, 5.000% due 10/15/25	78,450
125,000	AAA	Series A, 5.000% due 4/15/26	132,558
190,000	AAA	Series A, 5.000% due 4/15/29	208,356
505,000	AAA	Series A, 5.000% due 4/15/30	554,356
190,000	AA	University of Houston, Revenue Bonds, Series A, 5.000% due 2/15/30	200,308
		Total Texas	104,760,074
Utah – 0.2%
		City of Salt Lake City UT Airport Revenue, Revenue Bonds:
35,000	A	Series A, 5.000% due 7/1/26(c)	36,328
115,000	A	Series A, 5.000% due 7/1/28(c)	120,952
155,000	A	Series A, 5.000% due 7/1/30(c)	164,033
1,400,000	A2(a)	Duchesne County School District, Revenue Bonds, 5.000% due 6/1/37	1,476,254
		Total Utah	1,797,567
Vermont – 0.2%
		Vermont Student Assistance Corp., Revenue Bonds:
750,000	A	Series A, 5.000% due 6/15/29(c)	785,551
675,000	A	Series A, 5.000% due 6/15/30(c)	710,206
		Total Vermont	1,495,757
Virginia – 2.6%
195,000	A+	Arlington County Industrial Development Authority, Revenue Bonds, 5.000% due 7/1/32	217,206
2,635,000	AAA	City of Suffolk VA, GO, Series A, 5.000% due 2/1/27	2,846,664
5,000,000	AAA	Commonwealth of Virginia, GO, Series B, 4.000% due 6/1/24	5,011,071
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Virginia – (continued)
$2,000,000	AAA	County of Fairfax VA Sewer Revenue, Revenue Bonds, Series A, 5.000% due 7/15/46	$2,216,895
		Fredericksburg Economic Development Authority, Revenue Bonds:
40,000	A3(a)	5.000% due 6/15/27	40,765
40,000	A3(a)	5.000% due 6/15/29	40,733
45,000	A3(a)	5.000% due 6/15/33	45,737
3,180,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, Prerefunded 1/1/28 @ 100, 5.000% due 7/1/35(d)	3,504,129
1,065,000	A-	King George County Economic Development Authority, Revenue Bonds, 2.500% due 6/1/23(b)(c)	1,058,671
320,000	AA	Norfolk Economic Development Authority, Revenue Bonds, Series B, 5.000% due 11/1/48(b)	348,885
		Stafford County Economic Development Authority, Revenue Bonds:
20,000	A3(a)	4.000% due 6/15/37	19,048
50,000	A3(a)	5.000% due 6/15/32	51,849
65,000	A3(a)	5.000% due 6/15/34	67,187
		Virginia College Building Authority, Revenue Bonds:
1,670,000	AA+	5.000% due 2/1/25	1,731,001
2,805,000	AA+	Series A, 5.000% due 9/1/32	3,147,138
165,000	AA+	Series D, 5.000% due 2/1/26	174,562
265,000	AA+	Series E, 5.000% due 2/1/30	291,140
305,000	AA+	Series E, 5.000% due 2/1/31	335,334
360,000	AA+	Virginia Commonwealth Transportation Board, Revenue Bonds, Series A, 5.000% due 5/15/30	392,628
500,000	AAA	Virginia Resources Authority, Revenue Bonds, Series C, 5.000% due 11/1/29	572,023
		Winchester Economic Development Authority, Revenue Bonds:
60,000	A+	5.000% due 1/1/32	62,694
75,000	A+	5.000% due 1/1/33	78,128
100,000	BBB+	York County Economic Development Authority, Revenue Bonds, Series A, 1.900% due 5/1/33(b)	99,420
		Total Virginia	22,352,908
Washington – 4.1%
60,000	AA	Chelan County Public Utility District No 1, Revenue Bonds, Series A, NPFG, zero coupon, due 6/1/24	57,461
		City of Tacoma WA Electric System Revenue, Revenue Bonds:
30,000	AA	5.000% due 1/1/29	32,148
35,000	AA	5.000% due 1/1/36	36,922
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
		Port of Seattle WA, Revenue Bonds:
$25,000	A	5.000% due 6/1/23(c)	$25,074
35,000	AA-	5.000% due 2/1/27	36,808
70,000	AA-	5.000% due 2/1/29	73,457
85,000	AA-	Series A, 5.000% due 5/1/29(c)	89,412
1,000,000	AA	Series B, 5.000% due 10/1/26(c)	1,037,501
980,000	AA	Series B, 5.000% due 10/1/27(c)	1,016,461
135,000	AA	Series B, 5.000% due 10/1/29(c)	139,902
		State of Washington, GO:
50,000	AA+	Series 2017A, 5.000% due 8/1/27	53,310
3,430,000	AA+	Series A, 5.000% due 8/1/32	3,810,878
3,000,000	AA+	Series A, 5.000% due 8/1/38	3,301,696
7,500,000	AA+	Series A3, 5.000% due 8/1/45	8,170,646
5,000,000	AA+	Series C, 5.000% due 2/1/33	5,615,624
2,500,000	AA+	Series E, 5.000% due 6/1/43	2,713,560
50,000	AA+	Series R2017A, 5.000% due 8/1/28	53,327
50,000	AA+	Series R2017A, 5.000% due 8/1/30	53,176
355,000	AA+	Series R2018C, 5.000% due 8/1/30	386,733
725,000	AA+	Series R2018D, 5.000% due 8/1/32	785,734
640,000	AA+	Series R2018D, 5.000% due 8/1/33	692,786
5,000,000	AA+	Series R2018D, 5.000% due 8/1/35	5,365,303
		Tobacco Settlement Authority, Revenue Bonds:
70,000	A	5.000% due 6/1/23	70,349
100,000	A	5.000% due 6/1/24	100,481
		Washington Health Care Facilities Authority, Revenue Bonds:
60,000	A	5.000% due 7/1/26	62,755
70,000	A+	5.000% due 10/1/27	75,372
60,000	A+	5.000% due 10/1/28	65,775
90,000	A	5.000% due 7/1/29	95,561
20,000	A	5.000% due 7/1/34	20,957
780,000	A	5.000% due 7/1/42	784,302
115,000	A+	Series A, 5.000% due 10/1/24	115,077
440,000	A-	Series A, 5.000% due 8/1/39	453,018
40,000	A2(a)	Series Prerefunded 7/1/25 @ 100, 5.000% due 1/1/29(d)	41,777
		Washington Higher Education Facilities Authority, Revenue Bonds:
15,000	Baa1(a)	Series A, 5.000% due 10/1/29	15,617
35,000	Baa1(a)	Series A, 5.000% due 10/1/30	36,393
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
$40,000	Baa1(a)	Series A, 5.000% due 10/1/31	$41,526
210,000	Baa1(a)	Series A, 5.000% due 10/1/33	217,090
		Total Washington	35,743,969
West Virginia – 1.5%
		State of West Virginia, GO:
9,860,000	AA-	Series B, 5.000% due 12/1/34	10,875,667
2,000,000	AA-	Series B, 5.000% due 6/1/35	2,182,938
190,000	BBB+	West Virginia Hospital Finance Authority, Revenue Bonds, 5.000% due 1/1/33	198,282
		Total West Virginia	13,256,887
Wisconsin – 0.6%
160,000	A	Public Finance Authority, Revenue Bonds, 5.000% due 1/1/31	172,561
1,500,000	AA	Racine Unified School District, GO, AGM-Insured, 5.000% due 4/1/38(g)	1,617,596
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
400,000	A2(a)	5.000% due 10/1/23	403,604
255,000	A+	5.000% due 11/15/24	261,508
25,000	A-	5.000% due 5/1/26	25,365
50,000	A3(a)	5.000% due 6/1/27	50,034
195,000	A+	5.000% due 11/15/27	199,674
50,000	A-	5.000% due 5/1/28	50,757
25,000	A-	5.000% due 5/1/29	25,372
30,000	A3(a)	5.000% due 6/1/32	30,006
70,000	A3(a)	5.000% due 6/1/39	67,921
30,000	WR(a)	Series B, Prerefunded 7/1/23 @ 100, 5.000% due 7/1/25(d)	30,179
200,000	WR(a)	Series B, Prerefunded 7/1/23 @ 100, 5.000% due 7/1/36(d)	201,192
1,190,000	AA	Series B3, 5.000% due 8/15/54(b)	1,206,871
415,000	AA	Wisconsin Housing & Economic Development Authority Home Ownership Revenue, Revenue Bonds, Series A, 3.500% due 9/1/50	406,524
		Total Wisconsin	4,749,164
		TOTAL MUNICIPAL BONDS (Cost – $787,980,486)	766,957,257
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $787,980,486)	766,957,257
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
SHORT-TERM INVESTMENTS – 10.4%
MUNICIPAL BOND – 0.1%
$1,000,000		State of Alaska, GO, 5.000% due 8/1/23 (Cost – $1,010,002)	$1,006,498
TIME DEPOSITS – 10.3%
79,204,345		ANZ National Bank – London, 3.920% due 3/1/23	79,204,345
9,476,598		Citibank – New York, 3.920% due 3/1/23	9,476,598
		TOTAL TIME DEPOSITS (Cost – $88,680,943)	88,680,943
		TOTAL SHORT-TERM INVESTMENTS (Cost – $89,690,945)	89,687,441
		TOTAL INVESTMENTS – 99.3% (Cost – $877,671,431)	856,644,698
		Other Assets in Excess of Liabilities – 0.7%	6,116,337
		TOTAL NET ASSETS – 100.0%	$862,761,035

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. (unaudited)

(a)
Rating by Moody’s Investors Service. All ratings are unaudited.

(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2023.

(c)
Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(d)
Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(e)
Rating by Fitch Ratings Service. All ratings are unaudited.

(f)
All or a portion of this security is pledged by the Fund as collateral for when-issued or delayed delivery securities.

(g)
When-Issued or delayed delivery security.

Abbreviations used in this schedule:
AGM
    —    Assured Guaranty Municipal Corporation

AMBAC
    —    American Bond Assurance Corporation

COP
    —    Certificate of Participation

GO
    —    General Obligation

MTA
    —    Metropolitan Transportation Authority

NPFG
    —    National Public Finance Guarantee Corporation

PSF-GTD
    —    Permanent School Fund Guaranteed

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Municipal Fixed Income Fund (concluded)

Summary of Investments by Security Industry^ (Unaudited)
General Obligation	41.5%
Education	14.9
Water and Sewer	9.7
Airport	6.4
Transportation	6.1
Health Care Providers & Services	5.8
Power	1.6
Development	0.9
Single Family Housing	0.9
Utilities	0.5
Bond Bank	0.5
Student Loan	0.4
Pollution	0.1
Multifamily Housing	0.1
Tobacco Settlement	0.1
Short-Term Investments	10.5
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 24.0%
$2,125,608	Adjustable Rate Mortgage Trust, Series 2005-2, Class 6M2, 5.597% (1-Month USD-LIBOR + 0.980)% due 6/25/35(a)	$2,052,261
2,013,211	Alternative Loan Trust, Series 2005-61, Class 2A2, 5.377% (1-Month USD-LIBOR + 0.760)% due 12/25/35(a)	1,701,026
676,557	Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 4.937% (1-Month USD-LIBOR + 0.320)% due 2/25/34(a)	592,860
	Connecticut Avenue Securities Trust:
8,873,000	Series 2019-HRP1, Class B1, 13.867% (1-Month USD-LIBOR + 9.250)% due 11/25/39(a)(b)	8,950,325
6,734,000	Series 2019-R01, Class 2B1, 8.967% (1-Month USD-LIBOR + 4.350)% due 7/25/31(a)(b)	6,953,048
3,159,000	Series 2019-R02, Class 1B1, 8.767% (1-Month USD-LIBOR + 4.150)% due 8/25/31(a)(b)	3,226,030
3,060,000	Series 2019-R03, Class 1B1, 8.717% (1-Month USD-LIBOR + 4.100)% due 9/25/31(a)(b)	3,129,400
3,213,426	Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-OA5, Class A1A, 4.817% (1-Month USD-LIBOR + 0.200)% due 8/25/47(a)	2,812,437
3,007,824	Eagle RE Ltd., Series 2019-1, Class M1B, 6.417% (1-Month USD-LIBOR + 1.800)% due 4/25/29(a)(b)	3,007,821
	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
531,642	Series 2016-C01, Class 1B, 16.367% (1-Month USD-LIBOR + 11.750)% due 8/25/28(a)@	600,533
1,062,157	Series 2016-C01, Class 1M2, 11.367% (1-Month USD-LIBOR + 6.750)% due 8/25/28(a)@	1,125,132
3,392,435	Series 2016-C02, Class 1B, 16.867% (1-Month USD-LIBOR + 12.250)% due 9/25/28(a)@	3,845,828
486,193	Series 2016-C03, Class 1B, 16.367% (1-Month USD-LIBOR + 11.750)% due 10/25/28(a)@	546,081
3,265,222	Series 2016-C03, Class 2M2, 10.517% (1-Month USD-LIBOR + 5.900)% due 10/25/28(a)@	3,458,761
1,261,104	Series 2016-C04, Class 1B, 14.867% (1-Month USD-LIBOR + 10.250)% due 1/25/29(a)@	1,368,766
4,649,839	Series 2016-C06, Class 1B, 13.867% (1-Month USD-LIBOR + 9.250)% due 4/25/29(a)@	4,925,290
5,234,000	Series 2017-C02, Class 2B1, 10.117% (1-Month USD-LIBOR + 5.500)% due 9/25/29(a)@	5,789,530
6,845,000	Series 2018-C03, Class 1B1, 8.367% (1-Month USD-LIBOR + 3.750)% due 10/25/30(a)@	7,194,689
2,665,570	FNBA Mortgage Loan Trust, Series 2004-AR1, Class M2, 6.241% (1-Month USD-LIBOR + 1.650)% due 8/19/34(a)	2,601,996
	Freddie Mac STACR REMIC Trust:
5,438,000	Series 2020-DNA1, Class B2, 9.867% (1-Month USD-LIBOR + 5.250)% due 1/25/50(a)(b)	5,067,412
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$8,570,502	Series 2020-DNA4, Class B1, 10.617% (1-Month USD-LIBOR + 6.000)% due 8/25/50(a)(b)	$9,300,170
3,780,000	Series 2020-DNA5, Class B2, 15.984% (SOFR30A + 11.500)% due 10/25/50(a)(b)	4,492,060
5,600,000	Series 2020-DNA6, Class B2, 10.134% (SOFR30A + 5.650)% due 12/25/50(a)(b)	5,251,306
3,432,103	Series 2020-HQA3, Class B1, 10.367% (1-Month USD-LIBOR + 5.750)% due 7/25/50(a)(b)	3,684,635
1,280,000	Series 2020-HQA3, Class B2, 14.617% (1-Month USD-LIBOR + 10.000)% due 7/25/50(a)(b)	1,448,850
1,260,000	Series 2020-HQA4, Class B2, 14.017% (1-Month USD-LIBOR + 9.400)% due 9/25/50(a)(b)	1,387,329
3,060,000	Series 2021-DNA5, Class B2, 9.984% (SOFR30A + 5.500)% due 1/25/34(a)(b)	2,569,801
2,601,000	Series 2021-HQA1, Class B2, 9.484% (SOFR30A + 5.000)% due 8/25/33(a)(b)	2,117,476
2,990,000	Series 2021-HQA2, Class B2, 9.934% (SOFR30A + 5.450)% due 12/25/33(a)(b)	2,443,478
	Freddie Mac STACR Trust:
6,494,000	Series 2018-DNA2, Class B1, 8.317% (1-Month USD-LIBOR + 3.700)% due 12/25/30(a)(b)	6,736,726
5,310,000	Series 2018-HQA2, Class B1, 8.867% (1-Month USD-LIBOR + 4.250)% due 10/25/48(a)(b)	5,642,840
5,000,000	Series 2019-DNA1, Class B1, 9.267% (1-Month USD-LIBOR + 4.650)% due 1/25/49(a)(b)	5,341,075
5,000,000	Series 2019-DNA2, Class B1, 8.967% (1-Month USD-LIBOR + 4.350)% due 3/25/49(a)(b)	5,199,042
5,000,000	Series 2019-DNA2, Class B2, 15.117% (1-Month USD-LIBOR + 10.500)% due 3/25/49(a)(b)	5,649,386
4,870,000	Series 2019-DNA3, Class B2, 12.767% (1-Month USD-LIBOR + 8.150)% due 7/25/49(a)(b)	5,120,466
4,588,000	Series 2019-DNA4, Class B2, 10.867% (1-Month USD-LIBOR + 6.250)% due 10/25/49(a)(b)	4,565,296
5,800,000	Series 2019-FTR1, Class B2, 12.967% (1-Month USD-LIBOR + 8.350)% due 1/25/48(a)(b)	6,090,860
4,920,000	Series 2019-FTR2, Class B2, 12.017% (1-Month USD-LIBOR + 7.400)% due 11/25/48(a)(b)	4,917,092
4,349,000	Series 2019-FTR4, Class B2, 9.617% (1-Month USD-LIBOR + 5.000)% due 11/25/47(a)(b)	3,809,834
5,620,000	Series 2019-HQA1, Class B1, 9.017% (1-Month USD-LIBOR + 4.400)% due 2/25/49(a)(b)	5,899,152
4,030,000	Series 2019-HQA1, Class B2, 16.867% (1-Month USD-LIBOR + 12.250)% due 2/25/49(a)(b)	4,721,020
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$5,500,000	Series 2019-HQA2, Class B1, 8.717% (1-Month USD-LIBOR + 4.100)% due 4/25/49(a)(b)	$5,680,870
3,930,000	Series 2019-HQA2, Class B2, 15.867% (1-Month USD-LIBOR + 11.250)% due 4/25/49(a)(b)	4,466,058
5,000,000	Series 2019-HRP1, Class B2, 14.117% (1-Month USD-LIBOR + 9.500)% due 2/25/49(a)(b)	4,925,616
	Freddie Mac Structured Agency Credit Risk Debt Notes:
5,532,428	Series 2015-DNA2, Class B, 12.167% (1-Month USD-LIBOR + 7.550)% due 12/25/27(a)	5,644,151
1,911,458	Series 2016-DNA1, Class B, 14.617% (1-Month USD-LIBOR + 10.000)% due 7/25/28(a)	2,035,208
1,067,675	Series 2016-DNA4, Class B, 13.217% (1-Month USD-LIBOR + 8.600)% due 3/25/29(a)@	1,089,169
1,982,379	Series 2016-HQA3, Class B, 13.617% (1-Month USD-LIBOR + 9.000)% due 3/25/29(a)@	2,059,311
554,313	Series 2017-DNA2, Class B2, 15.867% (1-Month USD-LIBOR + 11.250)% due 10/25/29(a)	570,407
4,000,000	Series 2017-DNA3, Class B1, 9.067% (1-Month USD-LIBOR + 4.450)% due 3/25/30(a)	4,242,141
4,290,000	Series 2017-HQA3, Class B1, 9.067% (1-Month USD-LIBOR + 4.450)% due 4/25/30(a)@	4,576,978
2,130,000	Series 2020-HQA5, Class B2, 11.884% (SOFR30A + 7.400)% due 11/25/50(a)(b)	2,044,912
1,280,000	Series 2021-DNA2, Class B2, 10.484% (SOFR30A + 6.000)% due 8/25/33(a)(b)	1,130,314
2,448,030	HomeBanc Mortgage Trust, Series 2005-4, Class M3, 5.427% (1-Month USD-LIBOR + 0.810)% due 10/25/35(a)	2,091,391
3,658,911	IndyMac INDX Mortgage Loan Trust, Series 2006-FLX1, Class A1, 5.037% (1-Month USD-LIBOR + 0.420)% due 11/25/36(a)	3,368,989
	STACR Trust:
5,500,000	Series 2018-HRP1, Class B1, 8.367% (1-Month USD-LIBOR + 3.750)% due 4/25/43(a)(b)	5,555,299
4,772,754	Series 2018-HRP1, Class B2, 16.367% (1-Month USD-LIBOR + 11.750)% due 5/25/43(a)(b)	5,240,270
1,440,000	Series 2018-HRP2, Class B1, 8.817% (1-Month USD-LIBOR + 4.200)% due 2/25/47(a)(b)	1,475,937
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $222,704,123)	221,534,141
CORPORATE BONDS & NOTES – 9.2%
Communications – 0.4%
	TEGNA Inc., Company Guaranteed Notes:
2,028,000	4.625% due 3/15/28	1,804,920
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$2,188,000	5.000% due 9/15/29	$1,941,194
	Total Communications	3,746,114
Consumer Cyclical – 4.3%
17,093,000	Cinemark USA Inc., Company Guaranteed Notes, 5.250% due 7/15/28(b)(c)	14,362,393
3,049,000	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(b)	2,926,817
18,191,000	Golden Entertainment Inc., Senior Unsecured Notes, 7.625% due 4/15/26(b)	18,241,571
5,926,000	Kohl’s Corp., Senior Unsecured Notes, 3.625% due 5/1/31	4,166,571
	Total Consumer Cyclical	39,697,352
Consumer Non-cyclical – 1.9%
16,354,000	Arrow Bidco LLC, Senior Secured Notes, 9.500% due 3/15/24(b)(c)	16,333,384
596,000	Williams Scotsman International Inc., Senior Secured Notes, 6.125% due 6/15/25(b)	585,068
	Total Consumer Non-cyclical	16,918,452
Energy – 1.3%
12,110,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes, 11.000% due 4/15/25(b)	12,556,253
Utilities – 1.3%
13,154,000	Vistra Corp., Junior Subordinated Notes, 7.000% (5-Year CMT Index + 5.740)%(a)(b)(d)	12,303,331
	TOTAL CORPORATE BONDS & NOTES (Cost – $86,433,830)	85,221,502
ASSET-BACKED SECURITIES – 8.3%
2,010,471	Aames Mortgage Investment Trust, Series 2005-4, Class M3, 5.397% (1-Month USD-LIBOR + 0.780)% due 10/25/35(a)	1,968,967
3,166,708	ABFC Trust, Series 2003-OPT1, Class A3, 5.297% (1-Month USD-LIBOR + 0.680)% due 4/25/33(a)	2,925,945
2,430,000	Accredited Mortgage Loan Trust, Series 2006-2, Class M1, 4.887% (1-Month USD-LIBOR + 0.270)% due 9/25/36(a)	2,218,940
1,242,517	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A4, 3.538% (1-Month USD-LIBOR + 0.140)% due 12/25/36(a)	1,197,447
2,418,352	Carrington Mortgage Loan Trust, Series 2006-NC3, Class A3, 4.767% (1-Month USD-LIBOR + 0.150)% due 8/25/36(a)	2,272,991
2,187,425	CHEC Loan Trust, Series 2004-1, Class A3, 5.117% (1-Month USD-LIBOR + 1.000)% due 7/25/34(a)(b)	2,067,064
1,236,593	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, 5.367% (1-Month USD-LIBOR + 0.750)% due 5/25/34(a)	1,217,058
	CWABS Asset-Backed Certificates Trust:
273,408	Series 2007-12, Class 2A3, 5.417% (1-Month USD-LIBOR + 0.800)% due 8/25/47(a)	272,007
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$700,212	Series 2007-2, Class 2A3, 4.757% (1-Month USD-LIBOR + 0.140)% due 8/25/37(a)	$687,522
1,733,163	Ellington Loan Acquisition Trust, Series 2007-1, Class A1, 5.717% (1-Month USD-LIBOR + 1.100)% due 5/25/37(a)(b)	1,657,381
2,728,024	EquiFirst Mortgage Loan Trust, Series 2003-2, Class 1A1, 5.715% (1-Month USD-LIBOR + 1.125)% due 9/25/33(a)	2,611,112
4,825,355	Fremont Home Loan Trust, Series 2003-A, Class M1, 5.592% (1-Month USD-LIBOR + 0.975)% due 8/25/33(a)	4,678,924
2,370,000	Home Equity Asset Trust, Series 2005-6, Class M5, 5.562% (1-Month USD-LIBOR + 0.945)% due 12/25/35(a)	2,196,190
3,000,000	HPS Loan Management Ltd., Series 9A-2016, Class A2R, 6.498% (3-Month USD-LIBOR + 1.700)% due 7/19/30(a)(b)	2,932,746
2,196,226	JP Morgan Mortgage Acquisition Trust, Series 2007-CH4, Class A5, 4.857% (1-Month USD-LIBOR + 0.240)% due 5/25/37(a)	2,176,533
2,500,722	Long Beach Mortgage Loan Trust, Series 2004-4, Class M1, 5.517% (1-Month USD-LIBOR + 0.900)% due 10/25/34(a)	2,314,361
1,300,000	Longfellow Place CLO Ltd., Series 2013-1A, Class ERR, 12.492% (3-Month USD-LIBOR + 7.700)% due 4/15/29(a)(b)	1,230,803
2,501,406	Mastr Asset Backed Securities Trust, Series 2004-WMC1, Class M1, 5.397% (1-Month USD-LIBOR + 0.780)% due 2/25/34(a)	2,478,949
	Merrill Lynch Mortgage Investors Trust:
548,635	Series 2005-FM1, Class M1, 5.337% (1-Month USD-LIBOR + 0.720)% due 5/25/36(a)	538,764
1,941,182	Series 2006-OPT1, Class A2C, 4.767% (1-Month USD-LIBOR + 0.150)% due 8/25/37(a)	1,809,287
1,423,649	NovaStar Mortgage Funding Trust, Series 2006-1, Class A2C, 4.937% (1-Month USD-LIBOR + 0.320)% due 5/25/36(a)	1,403,802
137,804	Option One Mortgage Loan Trust, Series 2005-3, Class M2, 5.352% (1-Month USD-LIBOR + 0.735)% due 8/25/35(a)	137,107
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates:
3,600,000	Series 2005-WCH1, Class M5, 5.937% (1-Month USD-LIBOR + 1.320)% due 1/25/36(a)	3,281,214
1,081,362	Series 2005-WCW2, Class M2, 5.412% (1-Month USD-LIBOR + 0.795)% due 7/25/35(a)	1,065,570
2,555,626	Ramp Trust, Series 2004-RS8, Class MII2, 4.531% (1-Month USD-LIBOR + 1.150)% due 8/25/34(a)	2,447,768
2,588,742	Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1, 5.382% (1-Month USD-LIBOR + 0.765)% due 2/25/35(a)	2,480,766
380,000	Steele Creek CLO Ltd., Series 2016-1A, Class ER, 10.519% (3-Month USD-LIBOR + 5.750)% due 6/15/31(a)(b)	295,215
6,743,606	Stratus CLO Ltd., Series 2021-2A, Class A, 5.708% (3-Month USD-LIBOR + 0.900)% due 12/28/29(a)(b)	6,667,592
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$4,014,259	Structured Asset Investment Loan Trust, Series 2004-2, Class A4, 5.322% (1-Month USD-LIBOR + 0.705)% due 3/25/34(a)	$3,778,143
	Structured Asset Securities Corp. Mortgage Loan Trust:
2,600,000	Series 2005-WF4, Class M8, 7.242% (1-Month USD-LIBOR + 2.625)% due 11/25/35(a)	2,464,822
807,950	Series 2006-BC6, Class A4, 4.787% (1-Month USD-LIBOR + 0.170)% due 1/25/37(a)	790,857
1,338,754	Series 2006-GEL1, Class M2, 5.817% (1-Month USD-LIBOR + 1.200)% due 11/25/35(a)(b)	1,317,605
925,929	Series 2007-BC3, Class 2A3, 4.797% (1-Month USD-LIBOR + 0.180)% due 5/25/47(a)	878,206
	Terwin Mortgage Trust:
6,738,000	Series 2006-5, Class 1A2C, 5.217% (1-Month USD-LIBOR + 0.600)% due 7/25/37(a)(b)	6,269,905
2,465,000	Series 2006-7, Class 1A2C, 5.157% (1-Month USD-LIBOR + 0.540)% due 7/25/37(a)(b)	2,093,673
1,030,000	Venture XVIII CLO Ltd., Series 2014-18A, Class ER, 11.382% (3-Month USD-LIBOR + 6.590)% due 10/15/29(a)(b)	696,545
1,291,000	Vibrant CLO VIII Ltd., Series 2018-8A, Class A1B, 6.058% (3-Month USD-LIBOR + 1.250)% due 1/20/31(a)(b)	1,262,071
	TOTAL ASSET-BACKED SECURITIES (Cost – $77,693,724)	76,783,852
SENIOR LOANS(a) – 2.3%
11,281,000	Playa Hotels & Resorts BV, 8.814% (1-Month USD-LIBOR + 0.425)% due 1/5/29	11,243,434
9,676,138	Topgolf International Inc., 11.065% (3-Month USD-LIBOR + 0.625)% due 2/9/26	9,664,043
	TOTAL SENIOR LOANS (Cost – $20,596,698)	20,907,477
Shares/Units
COMMON STOCKS – 16.8%
CONSUMER CYCLICAL – 3.5%
Entertainment – 2.1%
467,947	Golden Entertainment Inc.*(c)	19,237,301
Leisure Time – 0.5%
212,424	Topgolf Callaway Brands Corp.*	4,923,988
Lodging – 0.9%
88,151	MGM Resorts International	3,791,375
494,972	Playa Hotels & Resorts NV*	4,415,150
	Total Lodging	8,206,525
	TOTAL CONSUMER CYCLICAL	32,367,814
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – 7.6%
Biotechnology – 5.2%
146,843	Biohaven Ltd.*	$2,243,761
699,098	Crinetics Pharmaceuticals Inc.*	13,730,285
199,689	DICE Therapeutics Inc.*	5,958,720
98,213	Horizon Therapeutics PLC*	10,753,341
341,650	Relay Therapeutics Inc.*	5,517,648
255,592	Xenon Pharmaceuticals Inc.*	10,085,660
	Total Biotechnology	48,289,415
Commercial Services – 1.5%
271,405	WillScot Mobile Mini Holdings Corp.*	13,950,217
Food – 0.5%
224,458	Albertsons Cos., Inc., Class A Shares	4,462,225
Pharmaceuticals – 0.4%
36,667	Ascendis Pharma AS, ADR*(c)	4,073,337
	TOTAL CONSUMER NON-CYCLICAL	70,775,194
DIVERSIFIED – 0.0%
SPACs – 0.0%
70,340	First Light Acquisition Group Inc., Class A Shares*(g)@	—
ENERGY – 0.1%
Oil & Gas – 0.1%
41,751	Vitesse Energy Inc.*	726,050
FINANCIAL – 4.2%
Banks – 3.2%
942,569	Blue Foundry Bancorp*(c)	11,537,045
439,085	HarborOne Bancorp Inc.(c)	6,002,292
1,221,238	Kearny Financial Corp.(c)	12,261,229
	Total Banks	29,800,566
Savings & Loans – 1.0%
305,498	Berkshire Hills Bancorp Inc.(c)	8,877,772
	TOTAL FINANCIAL	38,678,338
INDUSTRIAL – 0.7%
Metal Fabricate/Hardware – 0.7%
701,162	Hillman Solutions Corp.*(c)	6,233,330
TECHNOLOGY – 0.7%
Software – 0.7%
84,468	Activision Blizzard Inc.	6,440,685
	TOTAL COMMON STOCKS (Cost – $131,445,592)	155,221,411
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
OPEN-END FUNDS – 27.5%
$20,263,900	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	$231,211,093
1,897,743	Palm Valley Capital Fund	22,848,828
	TOTAL OPEN-END FUNDS (Cost – $255,381,661)	254,059,921
PREFERRED STOCKS – 0.5%
COMMUNICATIONS – 0.5%
Telecommunications – 0.5%
	Telephone & Data Systems Inc.
264,254	6.000%(c)(d)	4,439,467
25,001	6.625%(d)	464,518
	Total Telecommunications	4,903,985
	TOTAL COMMUNICATIONS	4,903,985
	TOTAL PREFERRED STOCKS (Cost – $7,235,592)	4,903,985
WARRANTS – 0.1%
DIVERSIFIED – 0.1%
SPACs – 0.1%
468,723	Bridger Aerospace Group Holdings Inc.*(e)	112,494
179,620	Corazon Capital V838 Monoceros Corp.*(e)	2,640
88,320	EQRX Inc.*(e)	21,948
556,875	First Light Acquisition Group Inc.*(e)	34,303
183,154	FTAC Zeus Acquisition Corp.*(e)	9,158
131,807	Inspirato Inc.*(e)	13,194
117,449	Live Oak Mobility Acquisition Corp.*(e)	16,443
185,925	Logistics Innovation Technologies Corp.*(e)	18,611
358,816	Pagaya Technologies Ltd.*(e)	35,846
491,405	Screaming Eagle Acquisition Corp.*(e)	122,851
232,452	Senior Connect Acquisition Corp. I*(e)	9,135
77,310	SomaLogic Inc.*(e)(f)	27,066
23,299	X4 Pharmaceuticals Inc.*	26
244,085	ZeroFox Holdings Inc.*(e)	26,874
	Total SPACs	450,589
	TOTAL DIVERSIFIED	450,589
	TOTAL WARRANTS (Cost – $2,845,962)	450,589
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $804,337,182)	819,082,878
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 8.6%
TIME DEPOSITS – 8.6%
15,539	Citibank – New York, 3.920% due 3/1/23	$15,539
35,978,114	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	35,978,114
43,143,065	Skandinaviska Enskilda Banken AB – Stockholm, 3.920% due 3/1/23	43,143,065
	TOTAL TIME DEPOSITS (Cost – $79,136,718)	79,136,718
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.0%
MONEY MARKET FUND – 0.0%
100	Federated Government Obligations Fund, Premier Class, 4.389%(h) (Cost – $100)	100
	TOTAL INVESTMENTS – 97.3% (Cost – $883,474,000)	898,219,696
	Other Assets in Excess of Liabilities – 2.7%	24,941,988
	TOTAL NET ASSETS – 100.0%	$923,161,684

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2023.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2023, amounts to $261,040,623 and represents 28.28% of net assets.

(c)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(d)
Security is perpetual in nature and has no stated maturity date.

(e)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2023, amounts to $450,563 and represents 0.05% of net assets.

(f)
All or a portion of this security is on loan (See Note 5).

(g)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(h)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
Series 2016-C01, Class 1B, 16.367% (1-Month USD-LIBOR + 11.750%) due 8/25/28	8/3/2021	$236,453	$600,533	0.07%
Series 2016-C01, Class 1M2, 11.367% (1-Month USD-LIBOR + 6.750%) due 8/25/28	4/14/2020	3,699,038	1,125,132	0.12%
Series 2016-C02, Class 1B, 16.867% (1-Month USD-LIBOR + 12.250%) due 9/25/28	8/10/2021	799,642	3,845,828	0.42%
Series 2016-C03, Class 1B, 16.367% (1-Month USD-LIBOR + 11.750%) due 10/25/28	4/27/2022	537,977	546,081	0.06%
Series 2016-C03, Class 2M2, 10.517% (1-Month USD-LIBOR + 5.900%) due 10/25/28	3/17/2020	2,941,204	3,458,761	0.37%
Series 2016-C04, Class 1B, 14.867% (1-Month USD-LIBOR + 10.250%) due 1/25/29	4/13/2022	1,355,446	1,368,766	0.15%
Series 2016-C06, Class 1B, 13.867% (1-Month USD-LIBOR + 9.250%) due 4/25/29	3/11/2022	2,850,909	4,925,290	0.53%
Series 2017-C02, Class 2B1, 10.117% (1-Month USD-LIBOR + 5.500%) due 9/25/29	2/22/2022	7,278,633	5,789,530	0.63%
Series 2018-C03, Class 1B1, 8.367% (1-Month USD-LIBOR + 3.750%) due 10/25/30	4/7/2021	3,599,409	7,194,689	0.78%
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2016-DNA4, Class B, 13.217% (1-Month USD-LIBOR + 8.600%) due 3/25/29	3/11/2022	1,105,244	1,089,169	0.12%
Series 2016-HQA3, Class B, 13.617% (1-Month USD-LIBOR + 9.000%) due 3/25/29	1/27/2022	2,131,393	2,059,311	0.22%
Series 2017-HQA3, Class B1, 9.067% (1-Month USD-LIBOR + 4.450%) due 4/25/30	4/29/2021	4,504,500	4,576,978	0.49%
First Light Acquisition Group Inc.	9/10/2021	333,524	—	0.00%*
			$36,580,068	3.96%
Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

CLO
 —    Collateralized Loan Obligation

CMT
 —    Constant Maturity Treasury Index

ETF
 —    Exchange Traded Fund

LIBOR
 —    London Interbank Offered Rate

LLC
 —    Limited Liability Company

REMIC
 —    Real Estate Mortgage Investment Conduit

SOFR
 —    Secured Overnight Financing Rate

SPACs
 —    Special Purpose Acquisition Companies

SPDR
 —    Standard & Poor’s Depository Receipts

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (continued)

Summary of Investments by Security Type^ (Unaudited)
Open-End Funds	28.2%
Collateralized Mortgage Obligations	24.6
Common Stocks	17.3
Corporate Bonds & Notes	9.5
Asset-Backed Securities	8.7
Senior Loans	2.3
Preferred Stocks	0.5
Warrants	0.1
Short-Term Investments	8.8
Money Market Fund	0.0*
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.005%.

OTC Total Return Swaps
Currency	Notional Amount	Maturity Date	Counterparty	Payment Frequency	Pay	Receive	Unrealized Appreciation
USD	$9,917,368	1/23/24	GSC	1-Month	USD-Federal Funds-H.15	GSCBGDEN Basket*	$115,990
USD	11,794,365	8/30/23	GSC	1-Month	USD-Federal Funds-H.15	GSCNNED3 Basket**	49,181
USD	10,558,160	8/30/23	GSC	1-Month	USD-Federal Funds-H.15	Cannae Holdings Inc.	118,206
							$283,377

*
GSCBGDEN Basket consists of a portfolio of:

Security	Shares	Value as of February 28, 2023	% of the Basket
Churchill Downs Inc.	5,950	$1,462,391	25%
Boyd Gaming Corp.	21,656	1,410,455	24%
Red Rock Resorts Inc.	27,802	1,214,113	21%
Penn Entertainment Inc.	29,812	910,160	16%
Caesars Entertainment Inc.	16,238	824,241	14%
			100%

**
GSCNNED3 Basket consists of a portfolio of:

Security	Shares	Value as of February 28, 2023	% of the Basket
Dun & Bradstreet Holdings Inc.	99	$1,189	48%
Alight Inc.	66	634	26%
Ceridian HCM Holding Inc.	7	511	21%
Paysafe Ltd	6.25	125	5%
			100%
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Multi Strategy Alternatives Fund (concluded)

At February 28, 2023, Destinations Multi Strategy Alternatives Fund held the following OTC Credit Default Swap Contracts:
OTC Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection(1)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counter party	Implied Credit Spread at 2/28/23(2)	Notional Amounts(3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.NA.HY.35	5.000%	12/20/25	3-Month	MSCS	2.911%	USD 10,000,000	$637,777	$405,000	$232,777
CDX.NA.HY.37	5.000%	12/20/26	3-Month	MSCS	1.931%	USD 20,000,000	2,319,409	1,234,622	1,084,787
CDX.NA.HY.35	5.000%	12/20/25	3-Month	MSCS	2.911%	USD 10,000,000	640,554	246,500	394,054
CDX.NA.HY.39	5.000%	12/20/27	3-Month	MSCS	3.322%	USD 25,000,000	2,001,030	1,437,500	563,530
CDX.NA.IG.39	1.000%	12/20/27	3-Month	GSC	3.650%	USD 20,000,000	(2,151,938)	(4,046,000)	1,894,062
CDX.NA.IG.39	1.000%	12/20/27	3-Month	MSCS	3.650%	USD 20,000,000	(2,151,938)	(2,630,800)	478,862
							$1,294,894	$(3,353,178)	$4,648,072

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of emerging country as of period end serve as indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Counterparty Abbreviations used in this schedule:
GSC
 —    Goldman Sachs & Co.

MSCS
 —    Morgan Stanley Capital Services LLC

Shares/Units	Security	Value
SECURITIES SOLD SHORT – 4.8%
EXCHANGE TRADED FUNDS (ETFs) – 4.8%
263,417	SPDR S&P Biotech*	$21,824,098
365,507	SPDR S&P Regional Banking	22,500,611
	Total Exchange Traded Funds (ETFs)	44,324,709
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Proceeds – $66,159,132)	44,324,709
	TOTAL SECURITIES SOLD SHORT – 4.8% (Proceeds – $66,159,132)	$44,324,709

*
Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund

Shares/Units	Security	Value
COMMON STOCKS – 97.9%
BASIC MATERIALS – 2.2%
Chemicals – 1.6%
608	Albemarle Corp.	$154,621
1,073	Eastman Chemical Co.	91,420
2,745	Huntsman Corp.	80,538
1,949	Linde PLC	678,973
2,192	LyondellBasell Industries NV, Class A Shares	210,410
588	Nutrien Ltd.	45,735
442	Olin Corp.	25,526
1,318	RPM International Inc.	116,814
949	Sherwin-Williams Co.	210,061
	Total Chemicals	1,614,098
Forest Products & Paper – 0.1%
2,195	International Paper Co.	79,876
Iron/Steel – 0.1%
565	Steel Dynamics Inc.	71,252
1,732	Vale SA, ADR	28,301
	Total Iron/Steel	99,553
Mining – 0.4%
1,743	Barrick Gold Corp.	28,097
6,964	Freeport-McMoRan Inc.	285,315
651	Rio Tinto PLC, ADR	45,394
396	Southern Copper Corp.	29,181
	Total Mining	387,987
	TOTAL BASIC MATERIALS	2,181,514
COMMUNICATIONS – 11.5%
Internet – 8.1%
5,480	Alphabet Inc., Class A Shares*(a)	493,529
29,348	Alphabet Inc., Class C Shares*(a)	2,650,124
27,465	Amazon.com Inc.*(a)	2,588,027
171	Booking Holdings Inc.*	431,604
3,683	eBay Inc.	169,050
451	Lyft Inc., Class A Shares*	4,510
22	MercadoLibre Inc.*	26,840
6,215	Meta Platforms Inc., Class A Shares*(a)	1,087,252
1,432	Netflix Inc.*(a)	461,290
330	Palo Alto Networks Inc.*	62,162
73	Roku Inc., Class A Shares*	4,722
1,174	Shopify Inc., Class A Shares*	48,298
1,097	Uber Technologies Inc.*	36,486
895	VeriSign Inc.*	176,163
	Total Internet	8,240,057
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Media – 1.5%
16,088	Comcast Corp., Class A Shares	$597,991
316	FactSet Research Systems Inc.	130,998
753	Fox Corp., Class A Shares	26,370
280	Liberty Broadband Corp., Class C Shares*	24,268
385	New York Times Co., Class A Shares	14,823
2,361	Paramount Global, Class B Shares	50,573
11,752	Sirius XM Holdings Inc.	51,591
5,584	Walt Disney Co.*(a)	556,222
2,971	Warner Bros Discovery Inc.*	46,407
	Total Media	1,499,243
Telecommunications – 1.9%
27,511	AT&T Inc.	520,233
868	Ciena Corp.*	41,855
15,056	Cisco Systems Inc.(a)	729,012
3,474	Telefonaktiebolaget LM Ericsson, ADR	19,107
13,712	Verizon Communications Inc.(a)	532,163
3,923	Vodafone Group PLC, ADR	46,958
	Total Telecommunications	1,889,328
	TOTAL COMMUNICATIONS	11,628,628
CONSUMER CYCLICAL – 9.7%
Airlines – 0.3%
7,522	Delta Air Lines Inc.*	288,393
Apparel – 0.6%
491	Capri Holdings Ltd.*	24,339
114	Deckers Outdoor Corp.*	47,464
4,141	NIKE Inc., Class B Shares	491,909
524	Skechers USA Inc., Class A Shares*	23,323
	Total Apparel	587,035
Auto Manufacturers – 1.8%
17,242	Ford Motor Co.	208,111
7,855	Tesla Inc.*(a)	1,615,852
	Total Auto Manufacturers	1,823,963
Auto Parts & Equipment – 0.1%
246	Autoliv Inc.	22,775
974	Gentex Corp.	27,808
254	Goodyear Tire & Rubber Co.*	2,885
494	Lear Corp.	68,987
172	Magna International Inc.	9,586
	Total Auto Parts & Equipment	132,041
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Distribution/Wholesale – 0.3%
485	WW Grainger Inc.	$324,188
Entertainment – 0.1%
444	DraftKings Inc., Class A Shares*	8,374
198	Light & Wonder Inc.*	12,397
243	Vail Resorts Inc.	56,738
	Total Entertainment	77,509
Food Service – 0.1%
3,436	Aramark	126,445
Home Builders – 0.4%
3,469	DR Horton Inc.	320,813
2,102	Toll Brothers Inc.	125,994
	Total Home Builders	446,807
Home Furnishings – 0.1%
764	Leggett & Platt Inc.	26,350
209	Sony Group Corp., ADR	17,468
	Total Home Furnishings	43,818
Leisure Time – 0.2%
204	Brunswick Corp.	17,834
4,498	Carnival Corp.*	47,769
1,589	Harley-Davidson Inc.	75,557
223	Planet Fitness Inc., Class A Shares*	18,074
52	Polaris Inc.	5,915
	Total Leisure Time	165,149
Lodging – 0.1%
1,943	Las Vegas Sands Corp.*	111,664
Retail – 5.6%
80	Burlington Stores Inc.*	17,140
1,745	Costco Wholesale Corp.	844,894
192	Dick’s Sporting Goods Inc.	24,697
994	Dollar Tree Inc.*	144,408
277	Five Below Inc.*	56,591
518	Foot Locker Inc.	22,647
3,367	Home Depot Inc.(a)	998,450
568	Kohl’s Corp.	15,927
2,593	Lowe’s Cos., Inc.	533,510
211	Lululemon Athletica Inc.*	65,241
2,593	McDonald’s Corp.	684,319
328	O’Reilly Automotive Inc.*	272,273
1,235	Restaurant Brands International Inc.	79,645
4,598	Starbucks Corp.	469,410
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
2,071	Target Corp.	$348,963
5,351	TJX Cos., Inc.	409,887
4,561	Walmart Inc.(a)	648,255
241	Williams-Sonoma Inc.	30,106
485	Yum China Holdings Inc.	28,484
	Total Retail	5,694,847
	TOTAL CONSUMER CYCLICAL	9,821,859
CONSUMER NON-CYCLICAL – 20.0%
Agriculture – 0.7%
2,467	British American Tobacco PLC, ADR	93,894
656	Bunge Ltd.	62,648
5,957	Philip Morris International Inc.	579,616
	Total Agriculture	736,158
Beverages – 1.5%
3,504	Brown-Forman Corp., Class B Shares	227,304
1,598	Constellation Brands Inc., Class A Shares	357,473
11,998	Keurig Dr Pepper Inc.	414,531
2,726	Molson Coors Beverage Co., Class B Shares	144,996
3,317	Monster Beverage Corp.*	337,538
	Total Beverages	1,481,842
Biotechnology – 1.4%
185	Alnylam Pharmaceuticals Inc.*	35,418
2,075	Amgen Inc.	480,695
845	Biogen Inc.*	228,032
435	BioMarin Pharmaceutical Inc.*	43,322
625	Illumina Inc.*	124,500
1,050	Moderna Inc.*	145,751
402	Regeneron Pharmaceuticals Inc.*	305,689
276	Seagen Inc.*	49,594
182	United Therapeutics Corp.*	44,779
	Total Biotechnology	1,457,780
Commercial Services – 1.4%
1,965	Automatic Data Processing Inc.	431,946
344	Block Inc., Class A Shares*	26,395
509	Booz Allen Hamilton Holding Corp., Class A Shares	48,218
1,204	CoStar Group Inc.*	85,075
1,171	Global Payments Inc.	131,386
99	Herc Holdings Inc.	14,215
2,135	PayPal Holdings Inc.*	157,136
1,396	S&P Global Inc.	476,315
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
1,031	TransUnion	$67,458
	Total Commercial Services	1,438,144
Cosmetics/Personal Care – 1.0%
7,696	Procter & Gamble Co.	1,058,662
Food – 1.0%
3,582	Campbell Soup Co.	188,127
4,360	Hormel Foods Corp.	193,497
1,512	JM Smucker Co.	223,610
2,460	Kellogg Co.	162,212
2,202	McCormick & Co., Inc.	163,653
737	US Foods Holding Corp.*	27,660
	Total Food	958,759
Healthcare-Products – 3.6%
5,909	Abbott Laboratories	601,063
1,138	Alcon Inc.	77,657
181	Align Technology Inc.*	56,020
1,633	Avantor Inc.*	39,796
2,638	Danaher Corp.	652,984
301	Embecta Corp.	9,617
220	Enovis Corp.*	12,676
348	Exact Sciences Corp.*	21,691
1,694	GE HealthCare Technologies Inc.*	128,744
190	Insulet Corp.*	52,508
1,594	Intuitive Surgical Inc.*	365,648
4,964	Medtronic PLC	411,019
1,497	Thermo Fisher Scientific Inc.	811,015
538	Waters Corp.*	167,259
1,555	Zimmer Biomet Holdings Inc.	192,618
	Total Healthcare-Products	3,600,315
Healthcare-Services – 2.2%
245	Charles River Laboratories International Inc.*	53,738
1,071	Elevance Health Inc.	503,017
196	ICON PLC*	44,223
439	Molina Healthcare Inc.*	120,870
3,075	UnitedHealth Group Inc.(a)	1,463,516
	Total Healthcare-Services	2,185,364
Household Products/Wares – 0.7%
1,126	Church & Dwight Co., Inc.	94,336
1,211	Clorox Co.	188,238
2,935	Kimberly-Clark Corp.	367,022
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Household Products/Wares – (continued)
663	Spectrum Brands Holdings Inc.	$42,445
	Total Household Products/Wares	692,041
Pharmaceuticals – 6.5%
5,926	AbbVie Inc.	912,011
1,231	AmerisourceBergen Corp.	191,494
1,291	AstraZeneca PLC, ADR	84,147
1,507	Becton Dickinson & Co.	353,467
1,424	Cigna Group	415,950
4,727	CVS Health Corp.	394,894
1,780	DexCom Inc.*	197,598
2,751	Eli Lilly & Co.	856,166
238	Jazz Pharmaceuticals PLC*	33,415
7,778	Johnson & Johnson(a)	1,192,056
753	McKesson Corp.	263,407
9,253	Merck & Co., Inc.	983,039
262	Novartis AG, ADR	22,039
355	Perrigo Co. PLC	13,380
16,712	Pfizer Inc.(a)	678,006
2,538	Teva Pharmaceutical Industries Ltd., ADR*	25,152
	Total Pharmaceuticals	6,616,221
	TOTAL CONSUMER NON-CYCLICAL	20,225,286
ENERGY – 4.8%
Energy-Alternate Sources – 0.1%
516	Enphase Energy Inc.*	108,633
Oil & Gas – 4.0%
1,669	Canadian Natural Resources Ltd.	94,315
3,832	Cenovus Energy Inc.	70,662
6,680	Chevron Corp.	1,073,944
2,919	Devon Energy Corp.	157,392
3,330	EOG Resources Inc.	376,357
14,192	Exxon Mobil Corp.(a)	1,559,843
227	HF Sinclair Corp.	11,286
3,501	Occidental Petroleum Corp.	205,019
1,205	Ovintiv Inc.	51,538
2,669	Phillips 66	273,733
629	Range Resources Corp.	16,945
2,703	Suncor Energy Inc.	90,821
197	Vitesse Energy Inc.*	3,426
	Total Oil & Gas	3,985,281
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas Services – 0.4%
1,770	NOV Inc.	$38,728
7,567	Schlumberger Ltd.	402,640
	Total Oil & Gas Services	441,368
Pipelines – 0.3%
778	Cheniere Energy Inc.	122,411
1,370	Enbridge Inc.	51,402
1,562	Targa Resources Corp.	115,744
951	TC Energy Corp.	37,859
	Total Pipelines	327,416
	TOTAL ENERGY	4,862,698
FINANCIAL – 16.3%
Banks – 5.1%
7,667	Banco Bradesco SA, ADR	19,397
24,899	Bank of America Corp.(a)	854,036
497	Bank of Montreal	47,096
6,697	Citigroup Inc.	339,471
630	Cullen/Frost Bankers Inc.	83,047
1,227	East West Bancorp Inc.	93,510
2,100	First Horizon Corp.	52,017
1,696	Goldman Sachs Group Inc.	596,398
2,157	ICICI Bank Ltd., ADR	44,607
7,225	Itau Unibanco Holding SA, ADR	34,752
9,664	JPMorgan Chase & Co.(a)	1,385,334
1,435	M&T Bank Corp.	222,841
6,248	Morgan Stanley	602,932
15,263	Wells Fargo & Co.	713,850
	Total Banks	5,089,288
Diversified Financial Services – 3.9%
2,946	American Express Co.	512,575
940	Ameriprise Financial Inc.	322,298
453	Brookfield Asset Management Ltd., Class A Shares	15,230
5,363	Charles Schwab Corp.	417,885
28	Credit Acceptance Corp.*	12,442
322	Evercore Inc., Class A Shares	42,240
1,682	Jefferies Financial Group Inc.	63,563
3,070	Mastercard Inc., Class A Shares(a)	1,090,740
3,522	Nasdaq Inc.	197,443
5,672	Visa Inc., Class A Shares(a)	1,247,500
536	XP Inc., Class A Shares*	6,657
	Total Diversified Financial Services	3,928,573
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.6%
4,374	American Homes 4 Rent, Class A Shares	$135,681
2,481	Annaly Capital Management Inc.	51,307
1,623	AvalonBay Communities Inc.	280,000
1,388	Camden Property Trust	159,287
2,008	CubeSmart	94,356
2,433	Equity LifeStyle Properties Inc.	166,685
3,439	Equity Residential	215,006
813	Essex Property Trust Inc.	185,413
7,269	Invitation Homes Inc.	227,229
2,519	Medical Properties Trust Inc.	25,946
1,701	Mid-America Apartment Communities Inc.	272,330
148	Orion Office REIT Inc.	1,267
5,458	Realty Income Corp.	349,039
581	Sun Communities Inc.	83,164
6,749	VICI Properties Inc., Class A Shares	226,294
2,231	WP Carey Inc.	181,068
	Total Equity Real Estate Investment Trusts (REITs)	2,654,072
Insurance – 4.5%
6,189	Aflac Inc.	421,780
1,155	Aon PLC, Class A Shares	351,178
3,529	Arch Capital Group Ltd.*	247,030
2,071	Arthur J Gallagher & Co.	388,002
795	Assurant Inc.	101,275
6,909	Berkshire Hathaway Inc., Class B Shares*	2,108,489
2,817	Brown & Brown Inc.	157,949
144	F&G Annuities & Life Inc.	2,933
2,124	Fidelity National Financial Inc.	84,663
5,545	Manulife Financial Corp.	109,569
116	Markel Corp.*	154,264
187	RenaissanceRe Holdings Ltd.	40,186
2,111	Unum Group	94,045
249	Voya Financial Inc.	18,548
3,857	WR Berkley Corp.	255,295
	Total Insurance	4,535,206
Private Equity – 0.2%
1,041	Blackstone Inc.	94,523
1,210	Brookfield Corp.	40,232
1,435	KKR & Co., Inc.	80,862
	Total Private Equity	215,617
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Real Estate – 0.0%
161	Jones Lang LaSalle Inc.*	$28,088
Savings & Loans – 0.0%
2,951	New York Community Bancorp Inc.	26,205
	TOTAL FINANCIAL	16,477,049
INDUSTRIAL – 8.4%
Aerospace/Defense – 1.2%
2,340	Boeing Co.*	471,627
2,443	General Dynamics Corp.	556,784
1,165	HEICO Corp.	192,889
	Total Aerospace/Defense	1,221,300
Building Materials – 0.4%
315	Lennox International Inc.	80,271
249	Louisiana-Pacific Corp.	14,569
762	Martin Marietta Materials Inc.	274,221
	Total Building Materials	369,061
Electrical Components & Equipment – 0.4%
359	Acuity Brands Inc.	69,632
2,267	AMETEK Inc.	320,916
137	Generac Holdings Inc.*	16,441
	Total Electrical Components & Equipment	406,989
Electronics – 0.6%
6,396	Amphenol Corp., Class A Shares	495,818
931	Sensata Technologies Holding PLC	47,090
2,177	Trimble Inc.*	113,335
	Total Electronics	656,243
Engineering & Construction – 0.1%
694	AECOM	59,934
Environmental Control – 0.4%
1,787	Republic Services Inc., Class A Shares	230,398
1,363	Waste Connections Inc.	182,533
	Total Environmental Control	412,931
Hand/Machine Tools – 0.1%
880	Lincoln Electric Holdings Inc.	147,778
Machinery-Construction & Mining – 0.6%
1,347	BWX Technologies Inc.	82,315
2,165	Caterpillar Inc.	518,626
	Total Machinery-Construction & Mining	600,941
Machinery-Diversified – 1.7%
227	AGCO Corp.	31,964
477	Cognex Corp.	22,619
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Diversified – (continued)
1,077	Deere & Co.	$451,521
1,733	Dover Corp.	259,777
220	ESAB Corp.	12,903
1,956	Graco Inc.	136,020
979	IDEX Corp.	220,255
530	Nordson Corp.	116,409
934	Rockwell Automation Inc.	275,465
1,686	Xylem Inc.	173,068
	Total Machinery-Diversified	1,700,001
Miscellaneous Manufacturers – 0.9%
2,238	3M Co.	241,122
330	Carlisle Cos., Inc.	85,213
5,084	General Electric Co.	430,666
2,842	Textron Inc.	206,130
	Total Miscellaneous Manufacturers	963,131
Packaging & Containers – 0.3%
617	Crown Holdings Inc.	53,377
906	Packaging Corp. of America	123,868
1,417	Sonoco Products Co.	83,688
	Total Packaging & Containers	260,933
Shipbuilding – 0.2%
903	Huntington Ingalls Industries Inc.	194,326
Transportation – 1.5%
530	Canadian National Railway Co.	60,362
1,121	Canadian Pacific Railway Ltd.	85,129
705	Old Dominion Freight Line Inc.	239,178
283	RXO Inc.*	5,821
2,527	Union Pacific Corp.	523,797
3,494	United Parcel Service Inc., Class B Shares	637,620
283	XPO Inc.*	9,441
	Total Transportation	1,561,348
	TOTAL INDUSTRIAL	8,554,916
TECHNOLOGY – 22.2%
Computers – 7.9%
2,146	Accenture PLC, Class A Shares	569,870
46,141	Apple Inc.(a)	6,801,645
484	Check Point Software Technologies Ltd.*	59,881
1,338	Dell Technologies Inc., Class C Shares	54,376
182	EPAM Systems Inc.*	55,992
3,598	International Business Machines Corp.	465,221
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Computers – (continued)
138	Kyndryl Holdings Inc.*	$2,165
	Total Computers	8,009,150
Semiconductors – 5.8%
5,736	Advanced Micro Devices Inc.*	450,735
3,920	Applied Materials Inc.	455,308
181	ASML Holding NV, Class NY Registered Shares, ADR	111,809
1,573	Broadcom Inc.(a)	934,818
285	Cirrus Logic Inc.*	29,284
90	Entegris Inc.	7,671
11,057	Intel Corp.	275,651
642	Lam Research Corp.	312,018
2,623	Marvell Technology Inc.	118,428
4,028	Micron Technology Inc.	232,899
8,319	NVIDIA Corp.(a)	1,931,339
1,421	NXP Semiconductors NV	253,620
2,501	ON Semiconductor Corp.*	193,602
4,133	QUALCOMM Inc.	510,550
158	Silicon Laboratories Inc.*	28,208
309	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	26,905
	Total Semiconductors	5,872,845
Software – 8.5%
1,440	Adobe Inc.*(a)	466,488
266	Black Knight Inc.*	15,854
2,441	Fidelity National Information Services Inc.	154,686
1,205	Intuit Inc.	490,652
22,859	Microsoft Corp.(a)	5,701,492
6,025	Oracle Corp.	526,585
3,452	Salesforce Inc.*(a)	564,782
570	SAP SE, ADR	64,877
889	ServiceNow Inc.*	384,199
920	SS&C Technologies Holdings Inc.	54,004
233	Veeva Systems Inc., Class A Shares*	38,599
350	VMware Inc., Class A Shares*	38,546
373	Workday Inc., Class A Shares*	69,180
143	Zoom Video Communications Inc., Class A Shares*	10,666
	Total Software	8,580,610
	TOTAL TECHNOLOGY	22,462,605
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – 2.8%
Electric – 2.7%
4,615	Alliant Energy Corp.	$236,611
5,237	Ameren Corp.	433,152
6,849	American Electric Power Co., Inc.	602,507
4,461	Consolidated Edison Inc.	398,590
3,756	DTE Energy Co.	412,071
9,929	PPL Corp.	268,778
5,600	Xcel Energy Inc.	361,592
	Total Electric	2,713,301
Water – 0.1%
3,490	Essential Utilities Inc.	149,302
	TOTAL UTILITIES	2,862,603
	TOTAL COMMON STOCKS (Cost – $110,330,132)	99,077,158
Number of Contracts	Notional Amount	Security	Value
PURCHASED OPTIONS – 1.3%
Index Options – 1.3%
82	$32,555,230	S&P 500 Index Options, Put @ $3,610.00, expires 3/31/23, Counterparty: MSC	89,790
82	32,555,230	S&P 500 Index Options, Put @ $3,850.00, expires 4/28/23, Counterparty: MSC	574,000
83	32,952,245	S&P 500 Index Options, Put @ $3,795.00, expires 5/31/23, Counterparty: MSC	668,980
		TOTAL PURCHASED OPTIONS (Cost – $1,885,723)	1,332,770
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $112,215,855)	100,409,928
Face Amount
SHORT-TERM INVESTMENTS – 2.1%
TIME DEPOSIT – 2.1%
$2,100,798	JPMorgan Chase & Co. – New York, 3.920% due 3/1/23	2,100,798
	TOTAL TIME DEPOSITS (Cost – $2,100,798)	2,100,798
	TOTAL INVESTMENTS – 101.3% (Cost – $114,316,653)	102,510,726
	Liabilities in Excess of Other Assets – (1.3)%	(1,321,857)
	TOTAL NET ASSETS – 100.0%	$101,188,869
See Notes to Financial Statements.

Schedules of Investments
February 28, 2023
Destinations Shelter Fund (concluded)

*
Non-income producing security.

(a)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

PLC
 —    Public Limited Company

REIT
 —    Real Estate Investment Trust

Summary of Investments by Security Sector^ (Unaudited)
Technology	21.9%
Consumer Non-cyclical	19.7
Financial	16.1
Communications	11.3
Consumer Cyclical	9.6
Industrial	8.4
Energy	4.7
Utilities	2.8
Basic Materials	2.1
Purchased Options	1.3
Short-Term Investments	2.1
100.0%

^
As a percentage of total investments.

Schedule of Options Contracts Written
Index Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
82	$32,555,230	S&P 500 Index Options, Put	MSC	3/31/23	$3,040.00	$(9,225)
42	16,674,630	S&P 500 Index Options, Call	MSC	3/31/23	4,025.00	(256,410)
82	32,555,230	S&P 500 Index Options, Put	MSC	4/28/23	3,240.00	(50,840)
41	16,277,615	S&P 500 Index Options, Call	MSC	4/28/23	4,250.00	(76,055)
83	32,952,245	S&P 500 Index Options, Put	MSC	5/31/23	3,200.00	(103,750)
42	16,674,630	S&P 500 Index Options, Call	MSC	5/31/23	4,205.00	(213,570)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $1,140,754)				$(709,850)
Counterparty Abbreviations used in this schedule:
MSC
 —    Morgan Stanley

See Notes to Financial Statements.

Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P — Preliminary rating.
u — The upgrade state defines bonds that have recently been upgraded into higher rating categories.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some what larger than in “Aaa” securities.
A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ratings (unaudited) (concluded)

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C — Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e — Expected.
u — Upgraded.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre — Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD, WR — Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.
Short-Term Security Ratings
SP-1 — Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO.
MIG1 — Moody’s highest rating for short-term municipal obligations.
P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.
F-2 — Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities
February 28, 2023

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
ASSETS:
Investments, at value(1),(2)	$4,394,859,096	$1,153,451,682	$2,063,489,111	$713,928,173	$2,070,396,017
Foreign currency, at value(3)	1	—	166,119	411	—
Cash.	—	93,302	1,529,534	—	91,569
Unrealized appreciation on unfunded loan commitments	—	—	—	—	—
Receivable for securities sold	38,177,159	10,321,922	4,771,901	4,435,283	41,487,995
Dividends and interest receivable	4,884,592	736,659	4,495,376	2,393,322	11,718,826
Receivable for Fund shares sold.	1,708,773	445,305	810,453	274,824	852,203
Receivable for expense reimbursement	—	—	—	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Variation margin on open future contracts (Note 4).	—	—	—	—	17,804
Unrealized appreciation on swap contracts (Note 4)	—	—	—	—	—
Upfront premiums paid on swap contracts	—	—	—	—	—
Deposits with counterparty(4)	—	—	—	—	—
Cash held at Broker	191,000	—	—	—	1,069,664
Prepaid expenses	66,398	20,424	13,129	28,256	40,211
Prepaid Chief Compliance Officer expense	11,951	2,333	—	3,422	—
Other assets.	—	—	—	—	—
Total Assets.	4,439,898,970	1,165,071,627	2,075,275,623	721,063,691	2,125,674,289
LIABILITIES:
Payable for collateral received from securities on loan	8,150,018	17,672,264	40,358,707	—	—
Payable for Fund shares repurchased	4,504,831	1,108,412	1,984,562	617,481	1,621,821
Payable for securities purchased	32,719,669	8,619,971	6,448,767	7,575,085	146,391,753
Investment management fee payable	2,110,523	778,501	1,340,686	397,338	873,239
Transfer agent fees payable	666,214	164,863	303,851	77,373	285,689
Custody fee payable	241,018	82,764	294,514	42,411	217,393
Trustees’ fees payable.	—	—	31,021	—	—
Registration fees payable.	70,121	27,913	96,893	365	50,860
Shareholder services	26,072	5,487	44,562	32,812	71,954
Variation margin on open future contracts (Note 4).	11,115	—	—	—	—
Upfront premiums received on swap contracts	—	—	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—	—	118
Unrealized depreciation on swap contracts (Note 4)	—	—	—	—	—
Forward sale commitments(5) (Note 5)	—	—	—	—	11,661,590
Securities sold short(5) (Note 5)	—	—	—	—	—
Due to custodian(3).	2,433,377	—	—	602,209	—
Options contracts written, at value(6) (Note 4).	—	—	40,537	14,415	—
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Foreign capital gains tax payable	—	—	159,315	—	—
Investment interest payable on securities sold short	—	—	—	—	—
Accrued Chief Compliance Officer expense	—	—	—	—	3,059
Accrued expenses.	182,407	28,677	184,546	716	127,421
Variation margin on open swap contracts.	—	—	—	—	1,025,446
Other liabilities	—	—	—	—	—
Total Liabilities	51,115,365	28,488,852	51,287,961	9,360,205	162,330,343
Total Net Assets	$4,388,783,605	$1,136,582,775	$2,023,987,662	$711,703,486	$1,963,343,946
NET ASSETS:
Par value	$355,695	$99,458	$175,233	$63,317	$235,747
Paid-in capital in excess of par value	3,749,524,262	1,066,411,416	1,955,703,300	678,490,964	2,355,956,701
Total distributable earnings (losses).	638,903,648	70,071,901	68,109,129	33,149,205	(392,848,502)
Total Net Assets	$4,388,783,605	$1,136,582,775	$2,023,987,662	$711,703,486	$1,963,343,946
Total Net Assets Class I	$3,992,175,701	$1,035,602,918	$1,840,014,600	$651,617,069	$1,793,291,612
Total Net Assets Class Z	$396,607,904	$100,979,857	$183,973,062	$60,086,417	$170,052,334
Shares Outstanding Class I	314,613,424	87,854,687	157,034,103	57,799,799	215,846,054
Shares Outstanding Class Z	41,081,583	11,602,937	18,199,200	5,517,648	19,900,536
Net Asset Value Class I	$12.69	$11.79	$11.72	$11.27	$8.31
Net Asset Value Class Z	$9.65	$8.70	$10.11	$10.89	$8.55
(1) Investments, at cost	$3,624,083,415	$1,010,669,182	$1,848,523,406	$679,848,748	$2,329,081,500
(2) Includes securities on loan	$8,150,018	$17,672,264	$40,358,707	$—	$—
(3) Foreign currency, at cost	$1	$—	$166,190	$411	$—
(4) Related to futures contracts	$—	$—	$—	$—	$—
(5) Proceeds received .	$—	$—	$—	$—	$11,919,530
(6) Premiums received	$—	$—	$24,950	$16,720	$—
See Notes to Financial Statements.

Statements of Assets and Liabilities
February 28, 2023 (concluded)

	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
ASSETS:
Investments, at value(1),(2)	$485,944,395	$727,715,675	$856,644,698	$898,219,696	$102,510,726
Foreign currency, at value(3)	101	186	—	—	—
Cash.	140,659	103,325	248,287	—	4,861
Unrealized appreciation on unfunded loan commitments	—	—	—	—	—
Receivable for securities sold	7,717,743	2,675,915	2,191,424	2,451,408	343,089
Dividends and interest receivable	5,399,221	9,225,404	8,868,041	2,751,854	157,392
Receivable for Fund shares sold.	224,534	320,196	597,470	422,413	10,609
Receivable for expense reimbursement	—	—	8,468	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	578,808	426,737	—	—	—
Variation margin on open future contracts (Note 4).	—	—	—	—	—
Unrealized appreciation on swap contracts (Note 4)	—	—	—	4,931,449	—
Upfront premiums paid on swap contracts	—	—	—	3,323,622	—
Deposits with counterparty(4)	—	2,765,000	—	13,803,778(7)	—
Cash held at Broker	—	2,809,491	—	51,366,393	—
Prepaid expenses	53,249	28,079	17,376	5,458	30,829
Prepaid Chief Compliance Officer expense	—	1,873	—	—	—
Other assets.	—	8,469	—	—	—
Total Assets.	500,058,710	746,080,350	868,575,764	977,276,071	103,057,506
LIABILITIES:
Payable for collateral received from securities on loan	—	1,247,906	—	100	—
Payable for Fund shares repurchased	428,991	585,756	591,751	753,447	438,241
Payable for securities purchased	10,848,335	22,982,583	4,557,016	619,399	607,654
Investment management fee payable	237,262	410,186	358,893	619,672	58,853
Transfer agent fees payable	66,902	91,040	111,635	134,310	26,417
Custody fee payable	63,279	71,949	106,434	98,373	23,049
Trustees’ fees payable.	—	—	—	—	—
Registration fees payable.	11,830	4,534	12,518	30,549	—
Shareholder services	—	—	56,516	5,640	—
Variation margin on open future contracts (Note 4).	—	—	—	—	—
Upfront premiums received on swap contracts	—	—	—	6,676,800	—
Unrealized depreciation on unfunded loan commitments	—	—	—	—	—
Unrealized depreciation on swap contracts (Note 4)	—	—	—	—	—
Forward sale commitments(5) (Note 5)	—	—	—	—	—
Securities sold short(5) (Note 5)	—	1,838,203	—	44,324,709	—
Due to custodian(3)	—	—	—	822,736	—
Options contracts written, at value(6) (Note 4).	—	86,146	—	—	709,850
Unrealized depreciation on open forward foreign currency contracts (Note 4)	5,600	7,167	—	—	—
Foreign capital gains tax payable	—	—	—	—	—
Investment interest payable on securities sold short	—	25,654	—	894	—
Accrued Chief Compliance Officer expense	—	—	—	1,005	—
Accrued expenses.	46,593	2,374	19,966	26,753	4,573
Variation margin on open swap contracts.	—	—	—	—	—
Other liabilities	—	110,586	—	—	—
Total Liabilities	11,708,792	27,464,084	5,814,729	54,114,387	1,868,637
Total Net Assets	$488,349,918	$718,616,266	$862,761,035	$923,161,684	$101,188,869
NET ASSETS:
Par value	$53,048	$78,661	$90,384	$91,548	$11,627
Paid-in capital in excess of par value	524,487,198	793,248,198	907,439,719	922,578,198	116,340,981
Total distributable earnings (losses).	(36,190,328)	(74,710,593)	(44,769,068)	491,938	(15,163,739)
Total Net Assets	$488,349,918	$718,616,266	$862,761,035	$923,161,684	$101,188,869
Total Net Assets Class I	$451,383,448	$661,714,012	$818,902,441	$850,906,357	$99,415,060
Total Net Assets Class Z	$36,966,470	$56,902,254	$43,858,594	$72,255,327	$1,773,809
Shares Outstanding Class I	49,117,352	72,541,604	85,802,949	84,209,544	11,420,742
Shares Outstanding Class Z	3,931,026	6,119,724	4,581,357	7,338,526	206,373
Net Asset Value Class I	$9.19	$9.12	$9.54	$10.10	$8.70
Net Asset Value Class Z	$9.40	$9.30	$9.57	$9.85	$8.60
(1) Investments, at cost	$518,034,924	$781,646,206	$877,671,431	$883,474,000	$114,316,653
(2) Includes securities on loan	$—	$1,247,906	$—	$100	$—
(3) Foreign currency, at cost	$101	$186	$—	$—	$—
(4) Related to futures contracts	$—	$2,765,000	$—	$—	$—
(5) Proceeds received .	$—	$1,949,054	$—	$66,159,132	$—
(6) Premiums received	$—	$223,274	$—	$—	$1,140,754
(7) Related to swap contracts	$—	$—	$—	$13,803,778	$—
See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 28, 2023

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
INVESTMENT INCOME:
Dividends.	$65,839,344	$15,948,561	$51,750,392	$23,636,886	$569,204
Interest	1,447,851	676,537	1,265,486	351,613	71,893,654
Income from securities lending	66,017	561,535	367,726	44,333	—
Less: Foreign taxes withheld (Note 5).	(393,428)	(17,648)	(5,019,037)	(705,627)	—
Miscellaneous income	—	—	—	—	—
Total Investment Income.	66,959,784	17,168,985	48,364,567	23,327,205	72,462,858
EXPENSES:
Investment management fee (Note 7).	34,394,192	10,458,509	22,128,539	4,623,473	12,970,533
Transfer agent fees	6,371,634	1,623,757	3,072,536	817,915	2,788,791
Custody fees	1,024,716	350,581	1,264,305	199,803	846,550
Trustees’ fees	301,325	75,974	180,978	35,044	127,603
Insurance	102,691	27,208	51,825	10,489	128,331
Audit and tax	162,786	41,286	89,577	20,348	69,774
Legal expense	183,926	47,205	104,520	21,284	79,280
Chief Compliance Officer expense	105,995	27,371	69,321	11,156	54,477
Organizational expense	—	—	—	—	—
Shareholder reports fees.	2,402	756	1,303	408	1,199
Shareholder services	175,518	97,141	155,007	90,956	139,391
Registration fees	243,466	107,936	191,215	47,291	114,808
Broker fees on securities sold short	—	—	—	—	—
Miscellaneous expense	208,396	56,223	152,495	22,923	119,309
Interest and dividend expense.	80,425	62,399	101,032	15,019	7,584
Total Expenses	43,357,472	12,976,346	27,562,653	5,916,109	17,447,630
Less: Fee waivers and/or expense reimbursement (Note 7)	(6,417,328)	(128,358)	(2,256,045)	(557,028)	(1,468,059)
Net Expenses	36,940,144	12,847,988	25,306,608	5,359,081	15,979,571
Net Investment Income (Loss)	$30,019,640	$4,320,997	$23,057,959	$17,968,124	$56,483,287
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, UNFUNDED LOAN
COMMITMENTS, OPTIONS CONTRACTS WRITTEN,
FORWARD SALE COMMITMENTS, SECURITIES SHORT
SOLD, SWAP CONTRACTS, FORWARD FOREIGN
CURRENCY
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
(NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$(112,978,723)	$(68,894,421)	$(106,900,374)*	$13,416,598	$(119,327,660)
Futures contracts	(499,321)	—	—	—	7,443,333
Forward sale commitments	—	—	—	—	378,271
Options contracts written	—	—	70,350	57,595	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	122,295	—	(1,235)
Forward foreign currency contracts.	—	—	11,404	—	—
Foreign currency transactions	15,781	—	(2,254,950)	(9,267)	2
Realized Gain (Loss).	(113,462,263)	(68,894,421)	(108,951,275)	13,464,926	(111,507,289)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(308,948,849)	(15,766,967)	(170,700,246)**	(35,289,114)	(165,754,809)
Futures contracts	238,429	—	—	—	608,852
Unfunded loan commitments	—	—	—	—	698
Options contracts written	—	—	(27,015)	2,305	—
Forward sale commitments	—	—	—	—	280,529
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	360,758
Forward foreign currency contracts.	—	—	—	—	—
Foreign currency transactions	(96)	—	(59,572)	(27,609)	—
Change in Net Unrealized Appreciation (Depreciation):.	(308,710,516)	(15,766,967)	(170,786,833)	(35,314,418)	(164,503,972)
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(422,172,779)	(84,661,388)	(279,738,108)	(21,849,492)	(276,011,261)
Total Increase (Decrease) in Net Assets from Operations.	$(392,153,139)	$(80,340,391)	$(256,680,149)	$(3,881,368)	$(219,527,974)

*
Includes foreign capital gains tax of  $(3,665,520) for Destinations International Equity Fund.

**
Includes accrued foreign capital gains tax of  $(4,593,064) for Destinations International Equity Fund.

See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 28, 2023 (concluded)

	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
INVESTMENT INCOME:
Dividends.	$1,101,831	$1,712,473	$—	$10,330,027	$1,772,288
Interest	28,517,121	39,674,631	20,579,184	39,564,876	21,195
Income from securities lending	28,618	54,030	—	78,904	—
Less: Foreign taxes withheld (Note 5).	(5,500)	—	—	—	(8,475)
Miscellaneous income	18,747	—	—	134,245	—
Total Investment Income.	29,660,817	41,441,134	20,579,184	50,108,052	1,785,008
EXPENSES:
Investment management fee (Note 7).	3,807,534	6,146,855	6,023,000	15,281,214	940,389
Transfer agent fees	775,694	1,025,198	1,252,535	1,601,031	168,407
Custody fees	252,726	294,721	417,629	377,088	96,889
Trustees’ fees	33,989	44,467	54,310	73,529	7,832
Insurance	12,215	16,126	23,426	26,315	3,400
Audit and tax	17,823	25,132	29,680	40,857	4,469
Legal expense	19,530	27,522	34,881	78,361	7,376
Chief Compliance Officer expense	12,571	16,681	25,012	30,235	2,984
Organizational expense	—	—	—	—	162,470
Shareholder reports fees.	15,126	521	486	819	33
Shareholder services	72,809	85,065	43,281	106,912	2,388
Registration fees	58,698	84,904	57,778	81,954	129,191
Broker fees on securities sold short	—	—	—	287,132	—
Miscellaneous expense	46,562	106,078	39,955	55,148	8,413
Interest and dividend expense.	8,381	284,142	10,368	1,605,587	8,860
Total Expenses	5,133,658	8,157,412	8,012,341	19,646,182	1,543,101
Less: Fee waivers and/or expense reimbursement (Note 7)	(62,530)	(778,157)	(1,395,362)	(5,058,090)	(121,702)
Net Expenses	5,071,128	7,379,255	6,616,979	14,588,092	1,421,399
Net Investment Income (Loss)	$24,589,689	$34,061,879	$13,962,205	$35,519,960	$363,609
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, UNFUNDED LOAN COMMITMENTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SECURITIES SHORT SOLD, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$(7,100,216)	$(17,525,431)	$(13,511,455)	$(62,392,187)	$(10,330,835)
Futures contracts	—	—	—	—	—
Forward sale commitments	—	—	—	—	—
Options contracts written	—	1,053,744	—	654,620	7,568,393
Securities sold short	—	824,610	—	27,848,076	—
Swap contracts	—	—	—	1,674,007	—
Forward foreign currency contracts.	5,178,693	3,164,615	—	—	—
Foreign currency transactions	168,655	10,379	—	—	—
Realized Gain (Loss).	(1,752,868)	(12,472,083)	(13,511,455)	(32,215,484)	(2,762,442)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(22,523,542)	(36,528,365)	(30,088,734)	8,763,661	(7,993,095)
Futures contracts	—	—	—	—	—
Unfunded loan commitments	—	666	—	—	—
Options contracts written	—	180,240	—	667,017	(104,908)
Forward sale commitments	—	—	—	—	—
Securities sold short	—	(1,052,310)	—	(7,916,138)	—
Swap contracts	—	—	—	5,972,219	—
Forward foreign currency contracts.	(380,118)	(270,170)	—	—	—
Foreign currency transactions	88,551	108,379	—	—	—
Change in Net Unrealized Appreciation (Depreciation):.	(22,815,109)	(37,561,560)	(30,088,734)	7,486,759	(8,098,003)
Net Gain (Loss) on Investments, Futures Contracts, Options
Contracts Written, Forward Sale Commitments, Securities
Short Sold, Swap Contracts, Forward Foreign Currency
Contracts and Foreign Currency Transactions

	(24,567,977)	(50,033,643)	(43,600,189)	(24,728,725)	(10,860,445)
Total Increase (Decrease) in Net Assets from Operations.	$21,712	$(15,971,764)	$(29,637,984)	$10,791,235	$(10,496,836)
See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 28, 2023 and Year Ended February 28, 2022

	Destinations Large Cap Equity Fund		Destinations Small-Mid Cap Equity Fund		Destinations International Equity Fund
	February 28, 2023	February 28, 2022	February 28, 2023	February 28, 2022	February 28, 2023	February 28, 2022
OPERATIONS:
Net investment income (loss)	$30,019,640	$11,620,129	$4,320,997	$(558,182)	$23,057,959	$1,575,903
Net realized gain (loss)	(113,462,263)	785,422,794	(68,894,421)	186,101,171	(108,951,275)	132,714,079
Change in unrealized appreciation (depreciation).	(308,710,516)	(449,781,252)	(15,766,967)	(166,512,626)	(170,786,833)	(375,625,895)
Increase (Decrease) in Net Assets From Operations.	(392,153,139)	347,261,671	(80,340,391)	19,030,363	(256,680,149)	(241,335,913)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I.	(208,655,308)	(742,888,992)	(34,942,635)	(278,308,203)	(47,929,247)	(106,963,772)
Class Z	(27,383,971)	(91,165,797)	(4,523,397)	(34,347,234)	(5,791,597)	(12,287,268)
Decrease in Net Assets From Distributions to Shareholders	(236,039,279)	(834,054,789)	(39,466,032)	(312,655,437)	(53,720,844)	(119,251,040)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	504,336,142	1,103,438,865	133,573,872	297,005,363	228,834,565	718,986,973
Class Z.	78,471,942	307,509,210	20,629,275	78,783,437	37,882,738	172,083,487
Reinvestment of distributions:
Class I	206,900,479	737,636,369	34,693,512	276,576,197	47,529,535	106,257,235
Class Z.	26,936,686	89,090,035	4,443,660	33,532,848	5,691,480	11,989,392
Cost of shares repurchased:
Class I	(938,155,299)	(1,096,768,348)	(222,745,216)	(284,468,165)	(574,480,158)	(371,411,313)
Class Z.	(150,588,094)	(97,620,389)	(37,594,065)	(25,683,964)	(82,840,187)	(38,215,141)
Increase (Decrease) in Net Assets From Fund Share Transactions	(272,098,144)	1,043,285,742	(66,998,962)	375,745,716	(337,382,027)	599,690,633
Increase (Decrease) in Net Assets	(900,290,562)	556,492,624	(186,805,385)	82,120,642	(647,783,020)	239,103,680
NET ASSETS:
Beginning of period	5,289,074,167	4,732,581,543	1,323,388,160	1,241,267,518	2,671,770,682	2,432,667,002
End of period	$4,388,783,605	$5,289,074,167	$1,136,582,775	$1,323,388,160	$2,023,987,662	$2,671,770,682
	Destinations Equity Income Fund		Destinations Core Fixed Income Fund
	February 28, 2023	February 28, 2022	February 28, 2023	February 28, 2022
OPERATIONS:
Net investment income (loss)	$17,968,124	$13,152,605	$56,483,287	$26,538,817
Net realized gain (loss)	13,464,926	34,372,130	(111,507,289)	(22,183,981)
Change in unrealized appreciation (depreciation).	(35,314,418)	29,774,968	(164,503,972)	(66,588,249)
Increase (Decrease) in Net Assets From Operations.	(3,881,368)	77,299,703	(219,527,974)	(62,233,413)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I.	(27,242,743)	(12,120,599)	(51,511,757)	(82,331,867)
Class Z	(2,606,305)	(1,173,794)	(4,935,258)	(7,562,843)
Decrease in Net Assets From Distributions to Shareholders	(29,849,048)	(13,294,393)	(56,447,015)	(89,894,710)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	297,686,879	105,617,365	403,068,744	391,752,962
Class Z.	32,837,879	22,657,044	52,229,510	126,031,585
Reinvestment of distributions:
Class I	27,030,415	12,040,971	51,103,461	81,742,945
Class Z.	2,504,455	1,091,506	4,834,646	7,322,356
Cost of shares repurchased:
Class I	(111,671,803)	(82,484,563)	(411,011,008)	(411,407,304)
Class Z.	(16,748,275)	(7,803,737)	(64,928,010)	(39,644,563)
Increase (Decrease) in Net Assets From Fund Share Transactions	231,639,550	51,118,586	35,297,343	155,797,981
Increase (Decrease) in Net Assets	197,909,134	115,123,896	(240,677,646)	3,669,858
NET ASSETS:
Beginning of period	513,794,352	398,670,456	2,204,021,592	2,200,351,734
End of period	$711,703,486	$513,794,352	$1,963,343,946	$2,204,021,592
See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 28, 2023 and Year/Period Ended February 28, 2022 (concluded)

	Destinations Low Duration Fixed Income Fund		Destinations Global Fixed Income Opportunities Fund		Destinations Municipal Fixed Income Fund
	February 28, 2023	February 28, 2022	February 28, 2023	February 28, 2022	February 28, 2023	February 28, 2022
OPERATIONS:
Net investment income (loss)	$24,589,689	$16,525,724	$34,061,879	$24,986,754	$13,962,205	$9,235,548
Net realized gain (loss)	(1,752,868)	7,771,454	(12,472,083)	10,869,882	(13,511,455)	196,462
Change in unrealized appreciation (depreciation).	(22,815,109)	(6,361,966)	(37,561,560)	(24,199,241)	(30,088,734)	(24,430,854)
Increase (Decrease) in Net Assets From Operations.	21,712	17,935,212	(15,971,764)	11,657,395	(29,637,984)	(14,998,844)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I.	(26,958,411)	(19,463,239)	(30,862,604)	(30,081,087)	(16,101,585)	(13,428,406)
Class Z	(2,249,387)	(1,563,200)	(2,718,796)	(2,508,298)	(912,995)	(678,567)
Decrease in Net Assets From Distributions to Shareholders	(29,207,798)	(21,026,439)	(33,581,400)	(32,589,385)	(17,014,580)	(14,106,973)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	90,253,320	194,152,137	119,399,527	131,429,645	160,539,965	153,593,332
Class Z.	9,730,784	33,535,547	13,620,653	38,991,349	17,583,000	33,049,295
Reinvestment of distributions:
Class I	26,746,026	19,330,200	30,612,580	29,867,741	15,945,827	13,320,546
Class Z.	2,197,436	1,506,794	2,640,802	2,404,353	875,610	641,326
Cost of shares repurchased:
Class I	(177,476,575)	(90,072,075)	(142,145,739)	(160,548,450)	(200,082,715)	(136,501,200)
Class Z.	(21,925,643)	(7,547,679)	(21,479,728)	(13,570,620)	(17,658,567)	(12,605,433)
Increase (Decrease) in Net Assets From Fund Share Transactions	(70,474,652)	150,904,924	2,648,095	28,574,018	(22,796,880)	51,497,866
Increase (Decrease) in Net Assets	(99,660,738)	147,813,697	(46,905,069)	7,642,028	(69,449,444)	22,392,049
NET ASSETS:
Beginning of period	588,010,656	440,196,959	765,521,335	757,879,307	932,210,479	909,818,430
End of period	$488,349,918	$588,010,656	$718,616,266	$765,521,335	$862,761,035	$932,210,479
	Destinations Multi Strategy Alternatives Fund		Destinations Shelter Fund*
	February 28, 2023	February 28, 2022	February 28, 2023	February 28, 2022
OPERATIONS:
Net investment income (loss)	$35,519,960	$11,681,808	$363,609	$54,973
Net realized gain (loss)	(32,215,484)	36,908,753	(2,762,442)	(906,204)
Change in unrealized appreciation (depreciation).	7,486,759	(34,695,432)	(8,098,003)	(3,277,020)
Increase (Decrease) in Net Assets From Operations.	10,791,235	13,895,129	(10,496,836)	(4,128,251)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I.	(28,931,104)	(53,140,787)	(484,190)	(42,023)
Class Z	(2,659,540)	(4,807,807)	(11,403)	(1,036)
Decrease in Net Assets From Distributions to Shareholders	(31,590,644)	(57,948,594)	(495,593)	(43,059)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	111,935,599	248,568,216	8,031,819	131,089,495
Class Z.	18,229,720	65,274,948	289,310	2,259,436
Reinvestment of distributions:
Class I	28,697,347	52,757,833	484,189	42,023
Class Z.	2,601,205	4,653,976	11,403	1,036
Cost of shares repurchased:
Class I	(435,422,534)	(198,834,909)	(21,510,482)	(3,841,704)
Class Z.	(55,202,524)	(17,735,424)	(461,290)	(42,627)
Increase (Decrease) in Net Assets From Fund Share Transactions	(329,161,187)	154,684,640	(13,155,051)	129,507,659
Increase (Decrease) in Net Assets	(349,960,596)	110,631,175	(24,147,480)	125,336,349
NET ASSETS:
Beginning of period	1,273,122,280	1,162,491,105	125,336,349	—
End of period	$923,161,684	$1,273,122,280	$101,188,869	$125,336,349

*
The Fund commenced operations on October 27, 2021.

See Notes to Financial Statements.

Financial Highlights
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$14.44	$15.84	$11.88	$11.61	$11.71
Income (Loss) from Operations:
Net investment income(1)	0.08	0.04	0.07	0.10	0.11
Net realized and unrealized gain	(1.14)	1.33	4.19	0.40	0.18
Total Income from Operations	(1.06)	1.37	4.26	0.50	0.29
Less Distributions From:
Net investment income	(0.07)	(0.10)	(0.01)	(0.10)	(0.10)
Net realized gain.	(0.62)	(2.67)	(0.29)	(0.13)	(0.29)
Total Distributions.	(0.69)	(2.77)	(0.30)	(0.23)	(0.39)
Net Asset Value, End of Period	$12.69	$14.44	$15.84	$11.88	$11.61
Total Return(2)	(7.21)%	7.48%	35.94%	4.18%	2.73%
Net Assets, End of Period (millions)	$3,992	$4,783	$4,450	$3,651	$3,427
Ratios to Average Net Assets:
Gross expenses	0.96%	0.95%	0.95%	0.95%	0.97%
Net expenses(3)	0.82%	0.80%	0.82%	0.82%	0.85%
Net investment income(3)	0.64%	0.21%	0.56%	0.84%	0.91%
Portfolio Turnover Rate(4)	71%	83%	48%	49%	28%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$11.18	$12.81	$9.65	$9.46	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.08	0.05	0.08	0.10	0.07
Net realized and unrealized gain	(0.90)	1.12	3.40	0.34	(0.21)
Total Income from Operations	(0.82)	1.17	3.48	0.44	(0.14)
Less Distributions From:
Net investment income	(0.09)	(0.13)	(0.03)	(0.12)	(0.11)
Net realized gain.	(0.62)	(2.67)	(0.29)	(0.13)	(0.29)
Total Distributions.	(0.71)	(2.80)	(0.32)	(0.25)	(0.40)
Net Asset Value, End of Period	$9.65	$11.18	$12.81	$9.65	$9.46
Total Return(3)	(7.16)%	7.65%	36.16%	4.45%	(0.94)%(4)
Net Assets, End of Period (millions)	$397	$506	$283	$200	$70
Ratios to Average Net Assets:
Gross expenses	0.81%	0.80%	0.80%	0.80%	0.82%(5)
Net expenses(6)	0.67%	0.65%	0.67%	0.67%	0.70%(5)
Net investment income(6)	0.79%	0.36%	0.70%	0.96%	1.06%(5)
Portfolio Turnover Rate(7)	71%	83%	48%	49%	28%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$12.97	$16.43	$10.92	$11.31	$10.98
Income (Loss) from Operations:
Net investment income(1)	0.04	(0.01)	0.01	0.06	0.06
Net realized and unrealized gain	(0.82)	0.55	5.80	0.04	0.84
Total Income from Operations	(0.78)	0.54	5.81	0.10	0.90
Less Distributions From:
Net investment income	—	—	(0.00)*	(0.06)	(0.05)
Net realized gain.	(0.40)	(4.00)	(0.30)	(0.43)	(0.52)
Total Distributions.	(0.40)	(4.00)	(0.30)	(0.49)	(0.57)
Net Asset Value, End of Period	$11.79	$12.97	$16.43	$10.92	$11.31
Total Return(2)	(5.86)%	1.66%	53.65%	0.52%	9.02%
Net Assets, End of Period (millions)	$1,036	$1,198	$1,167	$890	$962
Ratios to Average Net Assets:
Gross expenses	1.13%	1.11%	1.11%	1.11%	1.12%
Net expenses(3)	1.12%	1.10%	1.11%	1.08%	1.03%
Net investment income(3)	0.36%	(0.05)%	0.09%	0.54%	0.53%
Portfolio Turnover Rate(4)	125%	111%	145%	110%	85%

*
Amount is less than $0.005 per share.

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.68	$13.17	$8.80	$9.20	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.05	0.01	0.02	0.06	0.04
Net realized and unrealized gain	(0.63)	0.50	4.67	0.05	(0.25)
Total Income from Operations	(0.58)	0.51	4.69	0.11	(0.21)
Less Distributions From:
Net investment income	—	—	(0.02)	(0.08)	(0.07)
Net realized gain	(0.40)	(4.00)	(0.30)	(0.43)	(0.52)
Total Distributions	(0.40)	(4.00)	(0.32)	(0.51)	(0.59)
Net Asset Value, End of Period	$8.70	$9.68	$13.17	$8.80	$9.20
Total Return(3)	(5.78)%	1.86%	53.85%	0.69%	(1.24)%(4)
Net Assets, End of Period (millions)	$101	$126	$74	$46	$19
Ratios to Average Net Assets:
Gross expenses	0.98%	0.96%	0.96%	0.97%	0.97%(5)
Net expenses(6)	0.97%	0.95%	0.96%	0.94%	0.88%(5)
Net investment income(6)	0.51%	0.10%	0.22%	0.66%	0.68%(5)
Portfolio Turnover Rate(7)	125%	111%	145%	110%	85%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$13.24	$15.11	$11.30	$10.86	$11.69
Income (Loss) from Operations:
Net investment income(1)	0.12	0.01	0.00*	0.09	0.09
Net realized and unrealized gain	(1.33)	(1.22)	3.81	0.44	(0.77)
Total Income from Operations	(1.21)	(1.21)	3.81	0.53	(0.68)
Less Distributions From:
Net investment income	(0.20)	(0.03)	(0.00)*	(0.09)	(0.12)
Net realized gain.	(0.11)	(0.63)	—	—	(0.03)
Total Distributions.	(0.31)	(0.66)	—	(0.09)	(0.15)
Net Asset Value, End of Period	$11.72	$13.24	$15.11	$11.30	$10.86
Total Return(2)	(9.07)%	(8.36)%	33.76%	4.83%	(5.71)%
Net Assets, End of Period (millions)	$1,840	$2,419	$2,288	$1,884	$1,618
Ratios to Average Net Assets:
Gross expenses	1.26%	1.24%	1.24%	1.25%	1.28%
Net expenses(3)	1.16%	1.20%	1.23%	1.17%	1.18%
Net investment income(3)	1.03%	0.05%	0.02%	0.77%	0.83%
Portfolio Turnover Rate(4)	66%	48%	38%	27%	32%

*
Amount is less than $0.005 per share.

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$11.48	$13.18	$9.86	$9.48	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.12	0.02	0.02	0.06	0.02
Net realized and unrealized gain	(1.16)	(1.05)	3.32	0.43	(0.38)
Total Income from Operations	(1.04)	(1.03)	3.34	0.49	(0.36)
Less Distributions From:
Net investment income	(0.22)	(0.04)	(0.02)	(0.11)	(0.13)
Net realized gain.	(0.11)	(0.63)	—	—	(0.03)
Total Distributions.	(0.33)	(0.67)	(0.02)	(0.11)	(0.16)
Net Asset Value, End of Period	$10.11	$11.48	$13.18	$9.86	$9.48
Total Return(3)	(8.98)%	(8.16)%	33.91%	5.05%	(3.43)%(4)
Net Assets, End of Period (millions)	$184	$253	$145	$99	$33
Ratios to Average Net Assets:
Gross expenses	1.11%	1.09%	1.09%	1.10%	1.13%(5)
Net expenses(6)	1.01%	1.05%	1.08%	1.02%	1.03%(5)
Net investment income(6)	1.19%	0.13%	0.14%	0.62%	0.98%(5)
Portfolio Turnover Rate(7)	66%	48%	38%	27%	32%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$11.91	$10.26	$9.74	$10.20	$10.14
Income (Loss) from Operations:
Net investment income(2)	0.36	0.34	0.34	0.35	0.32
Net realized and unrealized gain	(0.47)	1.65	0.63	(0.40)	0.39
Total Income from Operations	(0.11)	1.99	0.97	(0.05)	0.71
Less Distributions From:
Net investment income	(0.34)	(0.34)	(0.31)	(0.32)	(0.29)
Net realized gain.	(0.19)	—	(0.14)	(0.09)	(0.36)
Total Distributions.	(0.53)	(0.34)	(0.45)	(0.41)	(0.65)
Net Asset Value, End of Period	$11.27	$11.91	$10.26	$9.74	$10.20
Total Return(3)	(0.83)%	19.68%	10.37%	(0.78)%	7.52%
Net Assets, End of Period (millions)	$652	$469	$375	$441	$391
Ratios to Average Net Assets:
Gross expenses	1.04%	1.04%	1.03%	1.03%	1.04%
Net expenses(3)	0.94%	0.92%	0.92%	0.88%	0.87%
Net investment income(3)	3.10%	2.94%	3.60%	3.31%	3.13%
Portfolio Turnover Rate(4)	46%	58%	54%	43%	74%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$11.52	$9.94	$9.44	$9.89	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.36	0.35	0.34	0.36	0.20
Net realized and unrealized gain	(0.45)	1.59	0.62	(0.38)	0.21
Total Income from Operations	(0.09)	1.94	0.96	(0.02)	0.41
Less Distributions From:
Net investment income	(0.35)	(0.36)	(0.32)	(0.34)	(0.16)
Net realized gain.	(0.19)	—	(0.14)	(0.09)	(0.36)
Total Distributions.	(0.54)	(0.36)	(0.46)	(0.43)	(0.52)
Net Asset Value, End of Period	$10.89	$11.52	$9.94	$9.44	$9.89
Total Return(3)	(0.65)%	19.71%	10.63%	(0.58)%	4.51%(4)
Net Assets, End of Period (millions)	60	$44	$24	21	$10
Ratios to Average Net Assets:
Gross expenses	0.89%	0.89%	0.88%	0.88%	0.89%(5)
Net expenses(6)	0.79%	0.77%	0.77%	0.74%	0.72%(5)
Net investment income(6)	3.24%	3.09%	3.72%	3.46%	3.28%(5)
Portfolio Turnover Rate(7)	46%	58%	54%	43%	74%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$9.52	$10.19	$10.42	$9.83	$9.83
Income (Loss) from Operations:
Net investment income(1)	0.24	0.12	0.20	0.28	0.28
Net realized and unrealized gain	(1.21)	(0.38)	(0.20)	0.59	(0.01)
Total Income from Operations	(0.97)	(0.26)	—	0.87	0.27
Less Distributions From:
Net investment income	(0.24)	(0.13)	(0.20)	(0.28)	(0.27)
Net realized gain.	—	(0.28)	(0.03)	—	—
Total Distributions.	(0.24)	(0.41)	(0.23)	(0.28)	(0.27)
Net Asset Value, End of Period	$8.31	$9.52	$10.19	$10.42	$9.83
Total Return(2)	(10.19)%	(2.72)%	0.05%	8.97%	2.77%
Net Assets, End of Period (millions)	$1,793	$2,002	$2,079	$1,896	$1,708
Ratios to Average Net Assets:
Gross expenses	0.89%	0.87%	0.87%	0.88%	0.89%
Net expenses(3)	0.81%	0.79%	0.78%	0.80%	0.81%
Net investment income(3)	2.82%	1.18%	1.91%	2.80%	2.85%
Portfolio Turnover Rate(4)	198%	240%	204%	43%	64%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.79	$10.46	$10.69	$10.08	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.26	0.14	0.22	0.30	0.20
Net realized and unrealized gain	(1.24)	(0.39)	(0.21)	0.61	0.03
Total Income from Operations	(0.98)	(0.25)	0.01	0.91	0.23
Less Distributions From:
Net investment income	(0.26)	(0.14)	(0.21)	(0.30)	(0.15)
Net realized gain.	—	(0.28)	(0.03)	—	—
Total Distributions.	(0.26)	(0.42)	(0.24)	(0.30)	(0.15)
Net Asset Value, End of Period	$8.55	$9.79	$10.46	$10.69	$10.08
Total Return(3)	(10.08)%	(2.50)%	0.17%	9.11%	2.29(4)
Net Assets, End of Period (millions)	$170	$202	$121	$99	$29
Ratios to Average Net Assets:
Gross expenses	0.74%	0.72%	0.72%	0.73%	0.74%(5)
Net expenses(6)	0.66%	0.64%	0.63%	0.65%	0.66%(5)
Net investment income(6)	2.96%	1.36%	2.05%	2.90%	3.00%(5)
Portfolio Turnover Rate(7)	198%	240%	204%	43%	64%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$9.68	$9.73	$9.75	$9.84	$9.90
Income (Loss) from Operations:
Net investment income(1)	0.42	0.30	0.34	0.33	0.35
Net realized and unrealized gain	(0.39)	0.03	(0.02)	(0.08)	(0.08)
Total Income from Operations	0.03	0.33	0.32	0.25	0.27
Less Distributions From:
Net investment income	(0.51)	(0.37)	(0.34)	(0.34)	(0.33)
Net realized gain.	(0.01)	(0.01)	—	—	—
Total Distributions.	(0.52)	(0.38)	(0.34)	(0.34)	(0.33)
Net Asset Value, End of Period	$9.19	$9.68	$9.73	$9.75	$9.84
Total Return(2)	0.37%	3.40%	3.43%	2.59%	2.79%
Net Assets, End of Period (millions)	$451	$539	$418	$320	$386
Ratios to Average Net Assets:
Gross expenses	0.96%	0.93%	0.95%	0.96%	0.97%
Net expenses(3)	0.94%	0.93%	0.95%	0.94%	0.93%
Net investment income(3)	4.51%	3.09%	3.63%	3.30%	3.51%
Portfolio Turnover Rate(4)	98%	107%	168%	138%	120%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.89	$9.93	$9.94	$10.03	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.44	0.33	0.36	0.34	0.22
Net realized and unrealized gain	(0.40)	0.02	(0.02)	(0.07)	(0.03)
Total Income from Operations	0.04	0.35	0.34	0.27	0.19
Less Distributions From:
Net investment income	(0.52)	(0.38)	(0.35)	(0.36)	(0.16)
Net realized gain.	(0.01)	(0.01)	—	—	—
Total Distributions.	(0.53)	(0.39)	(0.35)	(0.36)	(0.16)
Net Asset Value, End of Period	$9.40	$9.89	$9.93	$9.94	$10.03
Total Return(3)	0.49%	3.56%	3.60%	2.69%	1.82%(4)
Net Assets, End of Period (millions)	$37	$49	$22	$14	$6
Ratios to Average Net Assets:
Gross expenses	0.80%	0.78%	0.80%	0.82%	0.82%(5)
Net expenses(6)	0.79%	0.78%	0.80%	0.80%	0.78%(5)
Net investment income(6)	4.63%	3.28%	3.78%	3.40%	3.66%(5)
Portfolio Turnover Rate(7)	98%	107%	168%	138%	120%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$9.76	$10.02	$9.83	$9.82	$9.99
Income (Loss) from Operations:
Net investment income(1)	0.44	0.32	0.40	0.39	0.38
Net realized and unrealized gain	(0.65)	(0.17)	0.19	0.02	(0.18)
Total Income from Operations	(0.21)	0.15	0.59	0.41	0.20
Less Distributions From:
Net investment income	(0.43)	(0.41)	(0.40)	(0.40)	(0.37)
Net realized gain.	—	—	—	—	—
Total Distributions.	(0.43)	(0.41)	(0.40)	(0.40)	(0.37)
Net Asset Value, End of Period	$9.12	$9.76	$10.02	$9.83	$9.82
Total Return(2)	(2.09)%	1.49%	6.28%	4.18%	2.20%
Net Assets, End of Period (millions)	$662	$699	$718	$733	$769
Ratios to Average Net Assets:
Gross expenses(3)	1.14%	1.19%	1.13%	1.11%	1.09%
Net expenses(3)(4)	1.03%	1.08%	1.02%	1.00%	0.98%
Net investment income(4)	4.70%	3.17%	4.17%	3.92%	3.90%
Portfolio Turnover Rate(5)	58%	90%	164%	84%	79%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent less than 0.04%, 0.09%, 0.05%, 0.03% and 0.00% for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the year ended February 28, 2019, respectively.

(4)
Reflects fee waivers and/or expense reimbursements.

(5)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.94	$10.19	$9.99	$9.98	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.46	0.34	0.42	0.41	0.26
Net realized and unrealized gain	(0.66)	(0.17)	0.19	0.01	(0.08)
Total Income from Operations	(0.20)	0.17	0.61	0.42	0.18
Less Distributions From:
Net investment income	(0.44)	(0.42)	(0.41)	(0.41)	(0.20)
Total Distributions.	(0.44)	(0.42)	(0.41)	(0.41)	(0.20)
Net Asset Value, End of Period	$9.30	$9.94	$10.19	$9.99	$9.98
Total Return(3)	(1.91)%	1.67%	6.43%	4.26%	1.72%(4)
Net Assets, End of Period (millions)	$57	$66	$40	$34	$14
Ratios to Average Net Assets:
Gross expenses(6)	0.99%	1.04%	0.98%	0.96%	0.94%(5)
Net expenses(6)(7)	0.88%	0.93%	0.87%	0.85%	0.83%(5)
Net investment income(7)	4.83%	3.30%	4.31%	4.06%	4.05%(5)
Portfolio Turnover Rate(8)	58%	90%	164%	84%	79%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Ratios include interest and dividend expense on short sales which represent less than 0.04%, 0.09%, 0.05%, 0.03% and 0.00%
(annualized) for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the period ended February 28, 2019, respectively.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$10.07	$10.38	$10.61	$10.11	$9.93
Income (Loss) from Operations:
Net investment income(1)	0.16	0.10	0.13	0.16	0.17
Net realized and unrealized gain	(0.50)	(0.26)	(0.13)	0.58	0.15
Total Income from Operations	(0.34)	(0.16)	—	0.74	0.32
Less Distributions From:
Net investment income	(0.19)	(0.13)	(0.16)	(0.20)	(0.14)
Net realized gain.	—	(0.02)	(0.07)	(0.04)	—
Total Distributions.	(0.19)	(0.15)	(0.23)	(0.24)	(0.14)
Net Asset Value, End of Period	$9.54	$10.07	$10.38	$10.61	$10.11
Total Return(2)	(3.37)%	(1.53)%	0.00%	7.38%	3.30%
Net Assets, End of Period (millions)	$819	$887	$884	$878	$862
Ratios to Average Net Assets:
Gross expenses	0.94%	0.93%	0.93%	0.95%	0.95%
Net expenses(3)	0.78%	0.76%	0.77%	0.80%	0.80%
Net investment income(3)	1.62%	0.97%	1.26%	1.56%	1.71%
Portfolio Turnover Rate(4)	48%	41%	38%	38%	84%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$10.10	$10.40	$10.64	$10.14	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.17	0.12	0.15	0.18	0.13
Net realized and unrealized gain	(0.50)	(0.25)	(0.14)	0.57	0.11
Total Income from Operations	(0.33)	(0.13)	0.01	0.75	0.24
Less Distributions From:
Net investment income	(0.20)	(0.15)	(0.18)	(0.21)	(0.10)
Net realized gain.	—	(0.02)	(0.07)	(0.04)	—
Total Distributions.	(0.20)	(0.17)	(0.25)	(0.25)	(0.10)
Net Asset Value, End of Period	$9.57	$10.10	$10.40	$10.64	$10.14
Total Return(3)	(3.21)%	(1.29)%	0.05%	7.51%	2.42%(4)
Net Assets, End of Period (millions)	$44	$45	$26	$19	$12
Ratios to Average Net Assets:
Gross expenses	0.79%	0.78%	0.78%	0.80%	0.80%(5)
Net expenses(6)	0.63%	0.61%	0.62%	0.65%	0.65%(5)
Net investment income(6)	1.77%	1.14%	1.40%	1.71%	1.86%(5)
Portfolio Turnover Rate(7)	48%	41%	38%	38%	84%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$10.22	$10.57	$9.67	$9.76	$10.20
Income (Loss) from Operations:
Net investment income(1)	0.31	0.10	0.14	0.37	0.40
Net realized and unrealized gain	(0.13)	0.03	0.91	(0.02)	(0.32)
Total Income from Operations	0.18	0.13	1.05	0.35	0.08
Less Distributions From:
Net investment income	(0.27)	(0.22)	(0.15)	(0.41)	(0.35)
Net realized gain.	(0.03)	(0.26)	—	(0.03)	(0.17)
Total Distributions.	(0.30)	(0.48)	(0.15)	(0.44)	(0.52)
Net Asset Value, End of Period	$10.10	$10.22	$10.57	$9.67	$9.76
Total Return(2)	1.87%	1.25%	11.09%	3.76%	1.10%
Net Assets, End of Period (millions)	$851	$1,165	$1,102	$888	$897
Ratios to Average Net Assets:
Gross expenses(3)	1.75%	1.75%	1.79%	1.73%	1.71%
Net expenses(3)(4)	1.30%	1.31%	1.40%	1.34%	1.23%
Net investment income(4)	3.13%	0.93%	1.40%	3.86%	4.01%
Portfolio Turnover Rate(5)	70%	90%	150%	119%	109%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent less than 0.15%, 0.19%, 0.22%, 0.16% and 0.12% for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the year ended February 28, 2019, respectively.

(4)
Reflects fee waivers and/or expense reimbursements.

(5)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:
	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.96	$10.32	$9.44	$9.54	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.32	0.11	0.14	0.35	0.31
Net realized and unrealized gain	(0.12)	0.03	0.91	—	(0.35)
Total Income from Operations	0.20	0.14	1.05	0.35	(0.04)
Less Distributions From:
Net investment income	(0.28)	(0.24)	(0.17)	(0.42)	(0.25)
Net realized gain.	(0.03)	(0.26)	—	(0.03)	(0.17)
Total Distributions.	(0.31)	(0.50)	(0.17)	(0.45)	(0.42)
Net Asset Value, End of Period	$9.85	$9.96	$10.32	$9.44	$9.54
Total Return(3)	2.16%	1.31%	11.29%	3.87%	(0.21)(4)
Net Assets, End of Period (millions)	$72	$108	$60	$41	$15
Ratios to Average Net Assets:
Gross expenses(6)	1.60%	1.60%	1.64%	1.59%	1.56%(5)
Net expenses(6)(7)	1.15%	1.16%	1.25%	1.20%	1.08%(5)
Net investment income(7)	3.24%	1.10%	1.52%	3.75%	4.16%(5)
Portfolio Turnover Rate(8)	70%	90%	150%	119%	109%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Ratios include interest and dividend expense on short sales which represent less than 0.15%, 0.19%, 0.22%, 0.16% and 0.20% (annualized) for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the period ended February 28, 2019, respectively.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Shelter Fund

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	Class I
	2023	2022(1)
Net asset value, Beginning of Period	$9.56	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.03	0.01
Net realized and unrealized gain	(0.85)	(0.44)
Total Income from Operations	(0.82)	(0.43)
Less Distributions From:
Net investment income	(0.02)	(0.01)
Net realized gain	(0.02)	—
Total Distributions.	(0.04)	(0.01)
Net Asset Value, End of Period	$8.70	$9.56
Total Return(3)	(8.56)%	(4.33)(4)
Net Assets, End of Period (millions)	$99	$123
Ratios to Average Net Assets:
Gross expenses	1.40%	1.40%(5)
Net expenses(6)	1.29%	1.27%(5)
Net investment income(6)	0.33%	0.27%(5)
Portfolio Turnover Rate(7)	5%	2%(4)

(1)
For the period from Class inception (October 26, 2021) through the period ended February 28, 2022.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Shelter Fund

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	Class Z
	2023	2022(1)
Net asset value, Beginning of Period	$9.44	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.04	0.01
Net realized and unrealized gain	(0.83)	(0.56)
Total Income from Operations	(0.79)	(0.55)
Less Distributions From:
Net investment income	(0.03)	(0.01)
Net realized gain.	(0.02)	—
Total Distributions.	(0.05)	(0.01)
Net Asset Value, End of Period	$8.60	$9.44
Total Return(3)	(8.33)%	(5.51)(4)
Net Assets, End of Period (millions)	$2	$2
Ratios to Average Net Assets:
Gross expenses	1.25%	1.22%(5)
Net expenses(6)	1.14%	1.04%(5)
Net investment income(6)	0.48%	0.30%(5)
Portfolio Turnover Rate(7)	5%	2%(4)

(1)
For the period from Class inception (December 2, 2021) through the period ended February 28, 2022.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Notes to Financial Statements
February 28, 2023

1. Organization
Brinker Capital Destinations Trust (“Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund, Destinations Multi Strategy Alternatives Fund and Destinations Shelter Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund currently offers two classes of shares designated as Class I and Class Z shares.
As of December 31, 2022, Brinker Capital Investments, LLC, (“Brinker Capital” or the “Adviser”), the investment adviser for the Funds, changed its name to “Orion Portfolio Solutions, LLC” in connection with an internal reorganization. With respect to the Funds, Orion Portfolio Solutions, LLC will continue to conduct business as Brinker Capital Investments. The Funds employ a multimanager strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them.
2. Accounting Policies
The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.
Each class of shares represents an interest in the same portfolio of investments of each fund and has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
3. Investment valuation
Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the bid price. For equity securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).
Futures contracts are valued at the settlement price in the market where such contracts are principally traded. Foreign currency forward contracts are valued at the current Business Day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.
Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the bid price. Investments in registered open-end management investment companies are valued at reported net asset value per share.
Securities pledged by the Funds as collateral, if any, are identified as such in the Schedules of Investments.
Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events.
The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the Board designated a committee of persons at the investment adviser as the “Valuation Designee” to perform fair value determinations and approved revised policies and procedures for the Trust. The Valuation Designee is subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Valuation Designee’s fair value determinations. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the Valuation Designee established by the Adviser in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).
Each business day, the Funds use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.
The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:
Level 1 — unadjusted quoted prices in active markets for identical securities.
Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Investments in registered open-end investment management companies are valued based upon the NAVs of such investments on the valuation date and are categorized as Level 1 of the fair value hierarchy.
Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Centrally cleared swaps listed or traded on the multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.
The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund
Investments, at value
Common Stocks:
Basic Materials	$80,414,115	$80,414,115	$—	$—
Communications	514,137,379	514,137,379	—	—
Consumer Cyclical	355,129,594	355,129,594	—	—
Consumer Non-cyclical	1,153,131,434	1,153,131,434	—	—
Energy	229,564,467	229,564,467	—	—

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund (continued)
Investments, at value (continued)
Common Stocks: (continued)
Financial	$798,174,983	$796,990,270	$—	$1,184,713
Industrial	418,637,423	418,637,423	—	—
Technology	705,751,303	701,936,042	—	3,815,261
Utilities	77,709,010	77,709,010	—	—
Preferred Stocks:
Consumer Cyclical	7,732,820	6,618,626	—	1,114,194
Financial	810,780	—	—	810,780
Industrial	5,489,865	—	—	5,489,865
Technology	2,457,198	—	—	2,457,198
Short-Term Investments:
Time Deposits	37,568,707	—	37,568,707	—
Money Market Fund	8,150,018	8,150,018	—	—
Total Investments, at value	$4,394,859,096	$4,342,418,378	$37,568,707	$14,872,011
Other Financial Instruments – Assets
Futures Contracts	$22,195	$22,195	$—	$—
Total Other Financial Instruments – Assets	$22,195	$22,195	$—	$—
Destinations Small-Mid Cap Equity Fund
Investments, at value
Common Stocks	$1,032,569,267	$1,032,569,267	$—	$—
Exchange Traded Funds (ETFs)	80,311,079	80,311,079	—	—
Warrant	8,055	8,055	—	—
Short-Term Investments:
Time Deposits	22,891,017	—	22,891,017	—
Money Market Fund	17,672,264	17,672,264	—	—
Total Investments, at value	$1,153,451,682	$1,130,560,665	$22,891,017	$—
Destinations International Equity Fund
Investments, at value
Common Stocks:
Argentina	$974,265	$974,265	$—	$—
Australia	26,349,189	1,173,974	25,175,215	—
Austria	1,075,349	—	1,075,349	—
Belgium	235,253	—	235,253	—
Bermuda	2,533,136	—	2,533,136	—
Brazil	24,818,795	5,095,604	19,723,191	—
Canada	92,773,885	11,589,168	81,112,273	72,444
China	137,386,853	26,062,098	111,324,755	—
Cyprus	2	—	—	2
Denmark	17,070,910	4,441,185	12,629,725	—
Finland	2,956,371	—	2,956,371	—
France	187,023,240	—	187,023,240	—
Germany	145,784,678	—	145,784,678	—

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund (continued)
Investments, at value (continued)
Common Stocks: (continued)
Greece	$2,217,665	$—	$2,217,665	$—
Hong Kong	57,505,778	—	57,505,778	—
India	106,327,221	8,054,543	98,272,678	—
Indonesia	16,168,565	—	16,168,565	—
Ireland	37,711,085	3,999,779	33,711,306	—
Israel	4,903,489	1,457,678	3,445,811	—
Italy	36,792,128	1,689,488	35,102,640	—
Japan	275,064,066	—	275,064,066	—
Jersey, Channel Islands	4,728,309	—	4,728,309	—
Luxembourg	3,424,544	753,915	2,670,629	—
Malaysia	1,039,294	—	1,039,294	—
Mexico	7,092,580	—	7,092,580	—
Netherlands	77,821,005	—	77,821,005	—
Norway	25,179,719	—	25,179,719	—
Peru	4,665,970	4,025,070	640,900	—
Philippines	4,392,409	—	4,392,409	—
Poland	3,802,428	—	3,802,428	—
Portugal	6,185,890	—	6,185,890	—
Russia	53,450	—	—	53,450
Saudi Arabia	1,494,086	—	1,494,086	—
Singapore	41,802,230	2,564,590	39,237,640	—
South Africa	12,382,171	908,291	11,473,880	—
South Korea	54,220,844	1,084,521	53,136,323	—
Spain	18,695,119	—	18,695,119	—
Sweden	53,922,605	1,063,051	52,859,554	—
Switzerland	117,653,288	—	117,653,288	—
Taiwan	55,354,881	24,500,192	30,854,689	—
Thailand	7,327,502	1,064,257	6,263,245	—
Turkey	2,577,663	—	2,577,663	—
United Arab Emirates	1,160,856	—	1,160,856	—
United Kingdom	222,147,194	14,537,615	207,341,402	268,177
United States	37,244,747	36,929,117	—	315,630
Uruguay	8,715,680	8,715,680	—	—
Exchange Traded Funds (ETFs)	26,904,954	26,904,954	—	—
Preferred Stocks:
Germany	2,020,298	—	2,020,298	—
United States	17,658	—	—	17,658
Warrants	112,840	112,840	—	—
Short-Term Investments:
Time Deposits	36,580,267	—	36,580,267	—
U.S. Government Agency	8,738,000	—	8,738,000	—
Money Market Fund	40,358,707	40,358,707	—	—
Total Investments, at value	$2,063,489,111	$228,060,582	$1,834,701,168	$727,361

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund (continued)
Investments, at value (continued)
Common Stocks: (continued)
Other Financial Instruments – Liabilities
Options Contracts Written	$(40,537)	$(32,144)	$(8,393)	$—
Total Other Financial Instruments – Liabilities	$(40,537)	$(32,144)	$(8,393)	$—
Destinations Equity Income Fund
Investments, at value
Corporate Bond & Note	$1,290,250	$—	$1,290,250	$—
Common Stocks:
Basic Materials	33,428,213	25,039,723	8,388,490	—
Communications	51,809,254	35,906,132	15,903,122	—
Consumer Cyclical	43,514,056	37,454,694	6,059,362	—
Consumer Non-cyclical	169,120,873	126,929,893	42,190,980	—
Energy	68,961,120	37,224,763	31,736,357	—
Financial	148,502,264	100,451,920	48,050,344	—
Industrial	67,656,183	47,455,639	20,200,544	—
Technology	35,951,040	26,867,337	9,083,703	—
Utilities	75,342,350	64,700,405	10,641,945	—
Exchange Traded Funds (ETFs)	5,621,889	5,621,889	—	—
Short-Term Investments:
Corporate Note	3,481,560	—	3,481,560	—
Time Deposits	9,249,121	—	9,249,121	—
Total Investments, at value	$713,928,173	$507,652,395	$206,275,778	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(14,415)	$(14,415)	$—	$—
Total Other Financial Instruments – Liabilities	$(14,415)	$(14,415)	$—	$—
Destinations Core Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$483,421,756	$—	$483,421,756	$—
U.S. Government Agencies & Obligations	443,994,470	—	443,994,470	—
Collateralized Mortgage Obligations	437,094,642	—	437,094,642	—
Mortgage-Backed Securities	407,713,886	—	407,713,886	—
Asset-Backed Securities	167,497,343	—	167,497,343	—
Senior Loans	13,906,505	—	13,906,505	—
Sovereign Bonds	10,874,030	—	10,874,030	—
Municipal Bonds	3,392,765	—	3,392,765	—
Open-End Fund	56,957,600	56,957,600	—	—
Common Stocks:
Communications	24,929	—	24,929	—
Diversified	15,993	—	15,993	—
Energy	19,373	19,373	—	—
Rights	1,525	—	1,525	—
Short-Term Investments:

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Core Fixed Income Fund (continued)
Investments, at value (continued)
Time Deposits	$43,176,230	$—	$43,176,230	$—
U.S. Government Obligation	2,304,970	—	2,304,970	—
Total Investments, at value	$2,070,396,017	$56,976,973	$2,013,419,044	$—
Other Financial Instruments – Assets
Futures Contracts	$175,425	$175,425	$—	$—
Centrally Cleared Interest Rate Swap	$363,755	$—	$363,755	$—
Total Other Financial Instruments – Assets	$539,180	$175,425	$363,755	$—
Other Financial Instruments – Liabilities
Centrally Cleared Credit Default Swap	$(2,016)	$—	$(2,016)	$—
Forward Sale Commitments	(11,661,590)	—	(11,661,590)	—
Futures Contracts	(67,768)	(67,768)	—	—
Centrally Cleared Interest Rate Swap	(981)	—	(981)	—
Total Other Financial Instruments – Liabilities	$(11,732,355)	$(67,768)	$(11,664,587)	$—
Destinations Low Duration Fixed Income Fund
Investments, at value
Corporate Bonds & Notes:
Basic Materials	$20,818,208	$—	$20,818,208	$—
Communications	59,125,355	—	59,125,355	—
Consumer Cyclical	20,098,578	—	20,098,578	—
Consumer Non-cyclical	29,405,302	—	19,807,377	9,597,925
Diversified	4,048,493	—	4,048,493	—
Energy	15,498,363	—	15,498,363	—
Financial	19,533,331	—	19,533,331	—
Healthcare	5,466,400	—	—	5,466,400
Industrial	19,842,909	—	19,842,909	—
Insurance	733,924	—	733,924	—
Technology	11,246,721	—	11,246,721	—
Utilities	1,563,646	—	1,563,646	—
Senior Loans	44,778,916	—	44,778,916	—
Asset-Backed Securities	35,109,671	—	35,109,671	—
U.S. Government Agencies & Obligations	24,905,770	—	24,905,770	—
Collateralized Mortgage Obligations	23,107,363	—	23,107,363	—
Sovereign Bonds	765,027	—	765,027	—
Mortgage-Backed Securities	562,424	—	562,424	—
Exchange Traded Fund (ETF)	87,799,163	87,799,163	—	—
Common Stocks:
Diversified	8,540,476	8,539,344	—	1,132
Financial	276,015	—	—	276,015
Healthcare	63,919	—	—	63,919
Warrants:
Diversified	92,437	92,437	—	—
Healthcare	6,724	—	—	6,724

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Low Duration Fixed Income Fund (continued)
Investments, at value (continued)
Short-Term Investments:
Commercial Paper	$2,790,716	$—	$2,790,716	$—
Time Deposits	40,860,794	—	40,860,794	—
U.S. Government Obligations	8,903,750	—	8,903,750	—
Total Investments, at value	$485,944,395	$96,430,944	$374,101,336	$15,412,115**
Other Financial Instruments – Assets
Forward Foreign Currency Contracts	$578,808	$—	$578,808	$—
Total Other Financial Instruments – Assets	$578,808	$—	$578,808	$—
Other Financial Instruments – Liabilities
Forward Foreign Currency Contracts	$(5,600)	$—	$(5,600)	$—
Total Other Financial Instruments – Liabilities	$(5,600)	$—	$(5,600)	$—
Destinations Global Fixed Income Opportunities Fund
Investments, at value
Corporate Bonds & Notes
Australia	$13,588,409	$—	$13,588,409	$—
Bermuda	7,056,507	—	7,056,507	—
Brazil	5,001,937	—	5,001,937	—
British Virgin Islands	197,294	—	197,294	—
Canada	37,669,169	—	37,669,169	—
Cayman Islands	9,010,642	—	9,010,642	—
Chile	19,879,333	—	19,879,333	—
Colombia	11,589,636	—	11,589,636	—
Denmark	4,174,273	—	4,174,273	—
France	3,329,182	—	3,329,182	—
Germany	6,687,579	—	6,687,579	—
India	12,423,747	—	12,423,747	—
Indonesia	13,001,106	—	13,001,106	—
Israel	8,227,157	—	8,227,157	—
Italy	7,021,434	—	7,021,434	—
Jersey, Channel Islands	5,536,858	—	5,536,858	—
Luxembourg	4,595,871	—	4,595,871	—
Malaysia	12,011,264	—	12,011,264	—
Mauritius	2,156,250	—	2,156,250	—
Mexico	9,143,179	—	9,143,179	—
Multinational	4,248,708	—	4,248,708	—
Netherlands	24,136,999	—	24,136,999	—
Norway	6,736,669	—	6,736,669	—
Panama	1,119,250	—	1,119,250	—
Paraguay	1,902,750	—	1,902,750	—
Peru	27,501,991	—	27,501,991	—
Portugal	—*	—	—	—*
Qatar	4,606,784	—	4,606,784	—
Singapore	30,911,266	—	30,911,266	—

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Global Fixed Income Opportunities Fund (continued)
Investments, at value (continued)
South Korea	$20,721,308	$—	$20,721,308	$—
Spain	5,243,829	—	5,243,829	—
Sweden	358,204	—	358,204	—
Switzerland	3,091,294	—	3,091,294	—
United Kingdom	8,626,127	—	8,626,127	—
United States	168,410,056	—	159,138,686	9,271,370
Senior Loans	60,555,768	—	57,873,260	2,682,508
Sovereign Bonds	42,565,378	—	42,565,378	—
Asset-Backed Securities	652,641	—	652,641	—
Preferred Stocks:
Bermuda	1,947,759	1,947,759	—	—
United Kingdom	22,090	22,090	—	—
United States	17,544,213	16,244,510	1,299,703	—
Common Stocks:
Canada	21,876	21,876	—	—
Cayman Islands	1,424,920	1,424,920	—	—
Hong Kong	118,197	118,197	—	—
United States	7,925,646	3,838,726	324,000	3,762,920
Convertible Preferred Stock	173,518	173,518	—	—
Warrants:
Bermuda	—*	—	—	—*
Brazil	—*	—	—	—*
Israel	—*	—	—	—*
United Kingdom	2,075	2,075	—	—
United States	35,849	2,175	—	33,674
Equity Linked Notes	152,393	—	—	152,393
Short-Term Investments:
Commercial Paper	49,596,312	—	49,596,312	—
Time Deposits	43,813,072	—	43,813,072	—
Money Market Fund	1,247,906	1,247,906	—	—
Total Investments, at value	$727,715,675	$25,043,752	$686,769,058	$15,902,865**
Other Financial Instruments – Asset
Forward Foreign Currency Contracts	$426,737	$—	$426,737	$—
Total Other Financial Instruments – Assets	$426,737	$—	$426,737	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(86,146)	$(86,146)	$—	$—
Forward Foreign Currency Contracts	(7,167)	—	(7,167)	—
Short Sales:
Common Stock	(137,234)	(137,234)	—	—
Corporate Bond & Note	(1,700,969)	—	(1,700,969)	—
Total Other Financial Instruments – Liabilities	$(1,931,516)	$(223,650)	$(1,708,136)	$—

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Municipal Fixed Income Fund
Investments, at value
Municipal Bonds	$766,957,257	$—	$766,957,257	$—
Short-Term Investments:
Municipal Bond	$1,006,498	$—	$1,006,498	$—
Time Deposits	88,680,943	—	88,680,943	—
Total Investments, at value	$856,644,698	$—	$856,644,698	$—
Destinations Multi Strategy Alternatives Fund
Investments, at value
Collateralized Mortgage Obligations	$221,534,141	$—	$221,534,141	$—
Corporate Bonds & Notes	85,221,502	—	85,221,502	—
Asset-Backed Securities	76,783,852	—	76,783,852	—
Senior Loans	20,907,477	—	20,907,477	—
Open-End Funds	254,059,921	254,059,921	—	—
Common Stocks	155,221,411*	155,221,411	—	—*
Preferred Stocks	4,903,985	4,903,985	—	—
Warrants	450,589	450,589	—	—
Short-Term Investments:
Time Deposits	79,136,718	—	79,136,718	—
Money Market Fund	100	100	—	—
Total Investments, at value	$898,219,696	$414,636,006	$483,583,690	$—
Other Financial Instruments – Assets
OTC Credit Default Swaps	$4,648,072	$—	$4,648,072	$—
Total Return Swaps	283,377	—	283,377	—
Total Other Financial Instruments – Assets	$4,931,449	$—	$4,931,449	$—
Other Financial Instruments – Liabilities
Securities Sold Short	$(44,324,709)	$(44,324,709)	$—	$—
Total Other Financial Instruments – Liabilities	$(44,324,709)	$(44,324,709)	$—	$—
Destinations Shelter Fund
Investments, at value
Common Stocks	$99,077,158	$99,077,158	$—	$—
Purchased Options	1,332,770	1,332,770	—	—
Short-Term Investments:
Time Deposit	2,100,798	—	2,100,798	—
Total Investments, at value	$102,510,726	$100,409,928	$2,100,798	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(709,850)	$(709,850)	$—	$—
Total Other Financial Instruments – Liabilities	$(709,850)	$(709,850)	$—	$—

*
Includes securities that are fair valued by the Board at $0.

**
The following table summarizes the valuation technique used and unobservable input approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments.

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Fair Value at February 28, 2023	Valuation Technique	Unobservable Input	Range	Weighted Average	Impact
Destinations Low Duration Fixed Income Fund
Common Stock	$347,790	Prior Transaction Analysis	Transaction Price	0.01 – 3.85	1.50	Increase
Corporate Bond	$15,064,325	Prior Transaction Analysis	Transaction Price	88.44 – 98.03	91.91	Increase
Total	$15,412,115
Destinations Global Fixed Income Opportunities Fund
Senior Loans	$2,682,508	Prior Transaction Analysis	Transaction Price	70.00 – 100.00	92.89	Increase
Common Stock	$891,387	Prior Transaction Analysis	Transaction Price	0.01 – 138.00	70.12	Increase
Common Stock	$3,057,600	Market Comparables	Enterprise Value/EBITDA multiple	2.43X	2.43X	Increase
Corporate Bond	$9,271,370	Prior Transaction Analysis	Transaction Price	85.94 – 93.00	90.98	Increase
Total	$15,902,865
The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.
The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended February 28, 2023:
	Total	Common Stocks	Corporate Bonds & Notes	Preferred Stocks	Senior Loans	Warrants	Trade Claim	Rights	Closed- End Fund	Equity Linked Note
Destinations Large Cap Equity Fund
Balance as of February 28, 2022	$21,549,844	$8,121,984	$—	$13,427,860	$—	$—	$—	$—	$—	$—
Purchases	175,282	—	—	175,282	—	—	—	—	—	—
(Sales/Paydowns)	(65,250)	(65,250)	—		—	—	—	—	—	—
Total realized gain (loss)	(11,745)	(11,745)	—		—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(6,776,120)	(3,045,015)	—	(3,731,105)	—	—	—	—	—	—
Transfers In	—	—	—		—	—	—	—	—	—
Transfers Out	—	—	—		—	—	—	—	—	—
Balance as of February 28, 2023	$14,872,011	$4,999,974	$—	$9,872,037	$—	$—	$—	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2023	$(6,776,120)	$(3,045,015)	$—	$(3,731,105)	$—	$—	$—	$—	$—	$—
Destinations International Equity Fund
Balance as of February 28, 2022	$7,031,838	$6,972,941	$—	$43,680	$—	$402	$—	$14,815	$—	$—
Purchases	3,104,617	3,104,617	—	—	—	—	—	—	—	—
(Sales/Paydowns)	(5,075,116)	(5,075,116)	—	—	—	—	—	—	—	—
Total realized gain (loss)	(10,855,315)	(10,855,315)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	7,123,197	7,164,186	—	(26,022)	—	(152)	—	(14,815)	—	—
Transfers In	—	—	—	—	—	—	—	—	—	—
Transfers Out	(601,860)	(601,610)	—	—	—	(250)	—	—	—	—
Balance as of February 28, 2023	$727,361	$709,703	$—	$17,658	$—	$—	$—	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2023	$170,728	$196,903	$—	$(26,022)	$—	$(153)	$—	$—	$—	$—
Destinations Low Duration Fixed Income Fund
Balance as of February 28, 2022	$48,819,838	$1,506,186	$22,353,932	$—	$15,479,023	$12,397	$9,468,300	$—	$—	$—
Purchases	5,839,756	354,457	5,485,299	—	—	—	—	—	—	—
(Sales/Paydowns)	(39,202,238)	(1,574,257)	(12,350,208)	—	(15,651,668)	—	(9,626,105)	—	—	—
Total realized gain (loss)	163,183	149,227	(17,246)	—	31,202	—	—	—	—	—

Notes to Financial Statements
February 28, 2023 (continued)

3. Investment valuation (continued)
	Total		Common Stocks		Corporate Bonds & Notes	Preferred Stocks	Senior Loans	Warrants		Trade Claim	Rights	Closed- End Fund		Equity Linked Note
Destinations Low Duration Fixed Income Fund (continued)
Change in unrealized appreciation (depreciation)		(275,681)		(94,547)	(407,452)	—	141,443		9,713	75,162	—		—	—
Transfers In		82,643		—	—	—	—		—	82,643	—		—	—
Transfers Out		(15,386)		—	—	—	—		(15,386)	—	—		—	—
Balance as of February 28, 2023		$15,412,115		$341,066	$15,064,325	$—	$—		$6,724	$—	$—		$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2023		$(987,418)		$64,099	$(546,794)	$—	$(11,014)		$(576,352)	$82,643	$—		$—	$—
Destinations Global Fixed Income Opportunities Fund
Balance as of February 28, 2022		$32,969,834		$4,854,469	$16,298,830*		$2,842,106	$	—*	$8,963,100	$—		$—	$11,329
Purchases		11,563,874		8,773,830	2,664,872	—	125,172		—	—	—		—	—
(Sales/Paydowns)		(28,275,409)		(9,788,303)	(9,403,118)	—	—		—	(9,083,988)	—		—	—
Total realized gain (loss)		(252,351)		(275,562)	(7,522)	—	—		—	30,733	—		—	—
Change in unrealized appreciation (depreciation)		(103,083)		198,486	(281,692)	—	(284,770)		33,674	90,155	—		—	$141,064
Transfers In		—		—	—	—	—		—	—	—		—	—
Transfers Out		—		—	—	—	—		—	—	—		—	—
Balance as of February 28, 2023		$15,902,865		$3,762,920	$9,271,370*	$—	$2,682,508		$33,674*	$—	$—		$—	$152,393
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2023		$472,681		$904,904	$(412,347)	$—	$(284,769)		$33,674	$90,155	$—		$—	$141,064
Destinations Multi Strategy Alternatives Fund
Balance as of February 28, 2022		$—	$	—*	$—	$—	$—		$—	$—	$—		$—	$—
Purchases		306		—	—	—	—		—	—	—		306	—
(Sales/Paydowns)		—		—	—	—	—		—	—	—		—	—
Total realized gain (loss)		—		—	—	—	—		—	—	—		—	—
Change in unrealized appreciation (depreciation)		(306)		—	—	—	—		—	—	—		(306)	—
Transfers In		—		—	—	—	—		—	—	—		—	—
Transfers Out		—		—	—	—	—		—	—	—		—	—
Balance as of February 28, 2023	$	—*		$—	$—	$—	$—		$—	$—	$—	$	—*	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2023		$—	$	—*	$—	$—	$—		$—	$—	$—		$(306)	$—

*
Includes securities that are fair valued at $0.

4. Accounting for Derivative Instruments
Certain Funds use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. All open derivative positions at period end for each Fund are disclosed in the Fund’s Schedule of Investments. The following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:
(a)
Futures Contracts. Certain Funds enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.
(b)
Options Written. Certain Funds write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c)
Purchased Options. Certain Funds purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.
The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
(d)
Forward Foreign Currency Contracts. Certain Funds enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to- market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e)
Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and changes in Net Assets. Details of purchased swaptions contracts held at period end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.
When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.
(f)
Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
i.
Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.
Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.
ii.
Interest Rate Swaps. Certain Funds enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.
iii.
Cross-Currency Swaps. Certain Funds enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

iv.
Total Return Swaps. Certain Funds enter into total return swaps to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swaps are agreements where the total return of a reference asset is paid in exchange for periodic cash flows, either fixed or variable, and typically a floating rate such as LIBOR +/- a basis point spread. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gain or loss from swap contracts on the Statement of Operations.

v.
Variance Swaps. Certain Funds enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at February 28, 2023:
Destinations Large Cap Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$—	$—	$—	$22,195	$22,195
	$—	$—	$—	$22,195	$22,195
Effect of Derivative Instruments on the Statements of Operations of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$(499,321)	$(499,321)
	$—	$—	$—	$(499,321)	$(499,321)
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$238,429	$238,429
	$—	$—	$—	$238,429	$238,429
Destinations International Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$40,537	$40,537
	$—	$—	$—	$40,537	$40,537

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations of February 28, 2023
Location	Interest rate risk	Foreign exchange risk		Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on options contracts written	$—		$—	$—	$70,350	$70,350
Net realized gain (loss) on swap contracts	—		—	122,295	—	122,295
Net realized gain (loss) on forward foreign currency contracts	—		11,404	—	—	11,404
	$—		$11,404	$122,295	$70,350	$204,049
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—		$—	$—	$(27,015)	$(27,015)
	$—	$		$—	$(27,015)	$(27,015)
Destinations Equity Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$14,415	$14,415
	$—	$—	$—	$14,415	$14,415
Effect of Derivative Instruments on the Statements of Operations of February 28, 2023
Location	Interest rate risk	Foreign exchange risk		Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on options contracts written	$—		$—	$—	$57,595	$57,595
	$—		$—	$—	$57,595	$57,595
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—		$—	$—	$2,305	$2,305
	$—	$		$—	$2,305	$2,305

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Core Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$175,425	$—	$—	$—	$175,425
Unrealized appreciation on swap contracts(e)	363,755	—	—	—	363,755
	$539,180	$—	$—	$—	$539,180
Liability derivatives
Unrealized depreciation on open futures contracts(a)	$67,768	$—	$—	$—	$67,768
Unrealized depreciation on swap contracts(e)	981	—	2,016	—	2,997
	$68,749	$—	$2,016	$—	$70,765
Effect of Derivative Instruments on the Statements of Operations as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on swap contracts	$(361)	$—	$(874)	$—	$(1,235)
Net realized gain (loss) on futures contracts	7,443,333	—	—	—	7,443,333
	$7,442,972	$—	$(874)	$—	$7,442,098
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$608,852	$—	$—	$—	$608,852
Net change in unrealized appreciation (depreciation) on swap contracts	362,774	—	(2,016)	—	360,758
	$971,626	$—	$(2,016)	$—	$969,610
Destinations Low Duration Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts(f)	$—	$578,808	$—	$—	$578,808
	$—	$578,808	$—	$—	$578,808
Liability derivatives
Unrealized depreciation on forward foreign currency contracts(g)	$—	$5,600	$—	$—	$5,600
	$—	$5,600	$—	$—	$5,600

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on forward foreign currency contracts	$—	$5,178,693	$—	$—	$5,178,693
	$—	$5,178,693	$—	$—	$5,178,693
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(380,118)	$—	$—	$(380,118)
	$—	$(380,118)	$—	$—	$(380,118)
Destinations Global Fixed Income Opportunities Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts(f)	$—	$426,737	$—	$—	$426,737
	$—	$426,737	$—	$—	$426,737
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$86,146	$86,146
Unrealized depreciation on forward foreign currency contracts(g)	—	7,167	—	—	7,167
	$—	$7,167	$—	$86,146	$93,313
Effect of Derivative Instruments on the Statements of Operations of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on purchased options	$—	$—	$—	$(233,215)	$(233,215)
Net realized gain (loss) on options contracts written	—	—	—	1,053,744	1,053,744
Net realized gain (loss) on forward foreign currency contracts	—	3,164,615	—	—	3,164,615
	$—	$3,164,615	$—	$820,529	$3,985,144
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$180,240	$180,240
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(270,170)	—	—	(270,170)
	$—	$(270,170)	$—	$180,240	$(89,930)

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Multi Strategy Alternatives Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on swap contracts(h)	$—	$—	$4,648,072	$283,377	$4,931,449
	$—	$—	$4,648,072	$283,377	$4,931,449
Effect of Derivative Instruments on the Statements of Operations as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk		Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on swap contracts	$—	$—	$566,246		$1,107,761	$1,674,007
Net realized gain (loss) on option contracts purchased	—	—	—		(1,644,469)	(1,644,469)
Net realized gain (loss) on option contracts written	—	—	—		534,620	534,620
Net realized gain (loss) on interest rate swaption contracts purchased	6,911,500	—	—		—	6,911,500
Net realized gain (loss) on interest rate swaption contracts written	120,000	—	—		—	120,000
	$7,031,500	$—	$566,246		$(2,088)	$7,595,658
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on interest rate swaptions contracts purchased	$(398,059)	$—	$—	$		$(398,059)
Net change in unrealized appreciation (depreciation) on interest rate swaptions contracts written	667,017	—	—		—	667,017
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	5,413,159		559,060	5,972,219
	$268,958	$—	$5,413,159		$559,060	$6,241,177
Destinations Shelter Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased option contracts(i)	$—	$—	$—	$1,332,770	$1,332,770
	$—	$—	$—	$1,332,770	$1,332,770
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$709,850	$709,850
	$—	$—	$—	$709,850	$709,850

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations as of February 28, 2023
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on purchased options	$—	$—	$—	$(6,144,457)	$(6,144,457)
Net realized gain (loss) on options contracts written	—	—	—	7,568,393	7,568,393
	$—	$—	$—	$1,423,936	$1,423,936
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on purchased option contracts	$—	$—	$—	$(1,153,928)	$(1,153,928)
Net change in unrealized appreciation (depreciation) on options contracts written	—	—	—	(104,908)	(104,908)
	$—	$—	$—	$(1,258,836)	$(1,258,836)

(a)
Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table.

(b)
Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written, swaptions contracts written and swap contracts.

(c)
Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written, swaptions contracts written and swap contracts.

(d)
Statements of Assets and Liabilities location: Options contracts written, at value.

(e)
Statements of Assets and Liabilities location: Variation margin on open swap contracts.

(f)
Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.

(g)
Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.

(h)
Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

(i)
Statements of Assets and Liabilities location: Investments, at value.

The average notional amounts of futures contracts, swaps contracts, forward foreign currency contracts, and the average market value of purchased options and options contracts written during the year ended February 28, 2023 were as follows:
Destinations Large Cap Equity Fund
Average notional amounts
Futures contracts	$2,882,808
Destinations International Equity Fund
Average notional amounts
Option contracts written	$14,739(a)
Forward foreign currency contracts	312,068(b)
Swap contracts	1,693,265(b)
Destinations Equity Income Fund
Average notional amounts
Option contracts written	$15,970(c)

Notes to Financial Statements
February 28, 2023 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Core Fixed Income Fund
Average notional amounts
Futures contracts	$204,887,624
Swap contracts	18,672,500(d)
Destinations Low Duration Fixed Income Fund
Average notional amounts
Forward foreign currency contracts	$46,149,292
Destinations Global Fixed Income Opportunities Fund
Average notional amounts
Option contracts purchased . . . . . . . . . . . . . . . . .	$119,142(e)
Option contracts written . . . . . . . . . . . . . . .. . . . .	409,891
Forward foreign currency contracts	29,470,579
Destinations Multi Strategy Alternatives Fund
Average notional amounts
Interest Rate Swaption contracts purchased	$7,976,060(a)
Interest Rate Swaption contracts written	2,521,896(a)
Swap contracts	190,701,811
Option contracts purchases	433,875(f)
Option contracts written	104,078(f)
Destinations Shelter Fund
Average notional amounts
Option contracts purchased . . . . . . . . . . . . . . . . . .	$2,794,267
Option contracts written. . . . . . . . . . . . . . . . . . . . .	979,237

(a)
Positions were open for six months during the year.

(b)
Positions were open for one month during the year.

(c)
Positions were open for ten months during the year.

(d)
Positions were open for three months during the year.

(e)
Positions were open for nine months during the year.

(f)
Positions were open for two months during the year.

(g)
Positions were open for seven months during the year.

5. Accounting for Other Instruments
(a)
Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.
(b)
Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(c)
Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 5(o).

The following table presents securities on loan that are subject to enforceable netting arrangements as of February 28, 2023.
Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Asset Amount Presented in Statements of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)(c)	Net Amount (Not Less than $0)
Destinations Large Cap Equity Fund	$7,921,715	$—	$(7,921,715)	$—
Destinations Small-Mid Cap Equity Fund	17,551,266	—	(17,551,266)	—
Destinations International Equity Fund	37,924,825	—	(37,924,825)	—
Destinations Global Fixed Income Opportunities Fund	1,206,372	—	(1,206,372)	—
Destinations Multi Strategy Alternatives Fund	35	—	(35)	—

(a)
Represents market value of securities on loan at period end.

(b)
The Funds received cash collateral of  $8,150,018, $17,672,264, $40,358,707, $1,247,906 and $100, respectively, which was subsequently invested in Federated Government Obligations Fund as reported in the Schedules of Investments.

(c)
The actual collateral received could be greater than the amount shown here due to overcollateralization.

*
The collateral will be adjusted the next business day to maintain the required collateral amount.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.
The table below represents the disaggregation at February 28, 2023 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
	Remaining Contractual Maturity of the Agreements As of February 28, 2023
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$8,150,018	$—	$—	$—	$8,150,018
Total Borrowings	$8,150,018	$—	$—	$—	$8,150,018
Gross amount of recognized liabilities for securities lending transactions					$8,150,018
Destinations Small-Mid Cap Equity Fund Securities Lending Transactions
Common Stocks	$17,672,264	$—	$—	$—	$17,672,264
Total Borrowings	$17,672,264	$—	$—	$—	$17,672,264
Gross amount of recognized liabilities for securities lending transactions					$17,672,264
Destinations International Equity Fund
Securities Lending Transactions
Common Stocks	$40,358,707	$—	$—	$—	$40,358,707
Total Borrowings	$40,358,707	$—	$—	$—	$40,358,707
Gross amount of recognized liabilities for securities lending transactions					$40,358,707
Destinations Global Fixed Income Opportunities Fund Securities Lending Transactions
Common Stocks	$1,247,906	$—	$—	$—	$1,247,906
Total Borrowings	$1,247,906	$—	$—	$—	$1,247,906
Gross amount of recognized liabilities for securities lending transactions					$1,247,906
Destinations Multi Strategy Alternatives Fund Securities Lending Transactions
Warrants	$100	$—	$—	$—	$100
Total Borrowings	$100	$—	$—	$—	$100
Gross amount of recognized liabilities for securities lending transactions					$100

(d)
To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.
(e)
Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.
(f)
Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(g)
Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Funds’ ability to realize interest accrued up to the date of default.

(h)
Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.
(i)
Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j)
Distributions to Shareholders. The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income, Destinations Multi Strategy Alternatives, and Destinations Shelter Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

(k)
All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

(l)
Taxes. The Trust’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Trust may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
The Trust has reviewed the tax positions for the open tax years as of February 28, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.
(m)
Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

(n)
Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board.

(o)
Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(p)
Senior Floating-Rate Loans. Certain Funds may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

In connection with bank loan interests, Funds may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund these commitments at borrower’s discretion. In connection with these commitments, Funds earn a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. Funds have sufficient cash/securities to cover commitments.
The following table summarizes the Funds’ wholly unfunded loans positions as of February 28, 2023.
	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Appreciation/ (Depreciation)
Destinations Core Fixed Income Fund
Phoenix Services International LLC	$2,312	$2,312	$2,194	$(118)
	$2,312	$2,312	$2,194	$(118)

(q)
Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.
Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at February 28, 2023 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 3).
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.
The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of February 28, 2023.
	Assets	Liabilities
Derivative Instruments(a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Destinations International Equity Fund:
Options contracts	$—	$40,537
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$40,537
Destinations Low Duration Fixed Income Fund:
Forward foreign currency contracts	$578,808	$5,600
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$578,808	$5,600
Destinations Global Fixed Income Opportunities Fund:
Forward foreign currency contracts	$426,737	$7,167
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$426,737	$7,167
Destinations Multi Strategy Alternative Fund:
Swap contracts	$4,931,449	$—
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$4,931,449	$—
The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of February 28, 2023.

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations International Equity Fund
Over-the-counter
Goldman Sachs International	$32,144	$—	$—	$32,144
JPMorgan Chase & Co	$8,393	—	—	$8,393
Total Over-the-counter derivative instruments	$40,537	$—	$—	$40,537
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations Low Duration Fixed Income Fund
Over-the-counter
Brown Brothers Harriman & Co.	$578,808	$(5,600)	$—	$573,208
Total Over-the-counter derivative instruments	$578,808	$(5,600)	$—	$573,208
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(d)	Other Cash Collateral(b)	Net Amount(e)
Destinations Low Duration Fixed Income Fund
Over-the-counter
Brown Brothers Harriman & Co.	$5,600	$(5,600)	$—	$—
Total Over-the-counter derivative instruments	$5,600	$(5,600)	$—	$—
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$426,737	$(7,167)	$—	$419,570
Total Over-the-counter derivative instruments	$426,737	$(7,167)	$—	$419,570

Notes to Financial Statements
February 28, 2023 (continued)

5. Accounting for Other Instruments (continued)
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(d)	Other Cash Collateral(b)	Net Amount(e)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$7,167	$(7,167)	$—	$—
Total Over-the-counter derivative instruments	$7,167	$(7,167)	$—	$—
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations Multi Strategy Alternatives Fund
Over-the-counter
Goldman Sachs & Co.	$2,177,439	$—	$—	$2,177,439
Morgan Stanley Capital Services LLC	2,754,010	—	—	2,754,010
Total Over-the-counter derivative instruments	$4,931,449	$—	$—	$4,931,449

(a)
Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)
In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(c)
Net amount represents the new amount receivable from the counterparty in the event of default.

(d)
Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(e)
Net amount represents the net amount payable to the counterparty in the event of default.

6. Significant Risks and Uncertainties
(a)
Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(b)
Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments. Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. In addition, the recent large-scale invasion of Ukraine by Russia and resulting responses, including economic sanctions by the U.S. and other

Notes to Financial Statements
February 28, 2023 (continued)

6. Significant Risks and Uncertainties (continued)
countries against certain Russian individuals and companies could negatively impact the Funds’ performance and cause losses on your investment in the Funds.
(c)
Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(d)
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(e)
Global Health Event Risks. Consumer, corporate and financial confidence may be adversely affected by current or future tensions around the world, fear of terrorist activity and/or military conflicts, localized or global financial crises or other sources of political, social or economic unrest. Such erosion of confidence may lead to or extend a localized or global economic downturn. Furthermore, such confidence may be adversely affected by local, regional or global health crises, including, but not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19. Such health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections

(f)
LIBOR Replacement. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

7. Investment Management Agreement
Brinker Capital Investments, LLC serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and Brinker Capital. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”). Under the Advisory Agreement, each Fund pays Brinker Capital an investment advisory fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. Brinker Capital pays each Sub-adviser a sub-advisory fee from its investment advisory fees.
The maximum allowable annual management fee represents the total amount that could be charged to each Fund. The aggregate sub-advisory fee expected to be paid by Brinker Capital to the Sub-advisers and the maximum fee expected to be retained by Brinker Capital for the Trust’s current fiscal year are indicated below:
Fund	Sub-advisory Fee	Brinker Capital Investments, LLC Fee	Maximum Allowable Annual Management Fee
Destinations Large Cap Equity Fund	0.22%	0.39%	0.75%
Destinations Small-Mid Cap Equity Fund	0.50%	0.39%	0.90%
Destinations International Equity Fund	0.51%	0.39%	1.00%

Notes to Financial Statements
February 28, 2023 (continued)

7. Investment Management Agreement (continued)
Fund	Sub-advisory Fee	Brinker Capital Investments, LLC Fee	Maximum Allowable Annual Management Fee
Destinations Equity Income Fund	0.31%	0.39%	0.80%
Destinations Core Fixed Income Fund	0.19%	0.39%	0.65%
Destinations Low Duration Fixed Income Fund	0.30%	0.39%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.35%	0.39%	0.85%
Destinations Municipal Fixed Income Fund	0.15%	0.39%	0.70%
Destinations Multi Strategy Alternatives Fund	0.51%	0.39%	1.35%
Destinations Shelter Fund	0.35%	0.39%	0.85%
Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of additional voluntary fee waivers. Effective March 20, 2017, Brinker Capital has contractually agreed to waive a portion of its advisory fee with respect to any Fund until the period ended June 30, 2023 in order to keep the Fund’s management fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by Brinker Capital with respect to such Fund. The agreement may be amended or terminated only with the consent of the Board of Trustees.
For the year ended February 28, 2023, the amounts waived by the Adviser were as follows:
Fund
Destinations Large Cap Equity Fund	$6,417,328
Destinations Small-Mid Cap Equity Fund	128,358
Destinations International Equity Fund	2,256,045
Destinations Equity Income Fund	557,028
Destinations Core Fixed Income Fund	1,468,059
Destinations Low Duration Fixed Income Fund	62,530
Destinations Global Fixed Income Opportunities Fund	778,157
Destinations Municipal Fixed Income Fund	1,395,362
Destinations Multi Strategy Alternatives Fund	5,058,090
Destinations Shelter Fund	121,702
Cross trades for the year ended were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series. The Board of Trustees determines no less frequently than quarterly that such transactions were affected in compliance with the Procedures.
For the year ended, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:
Fund	Purchases	Sales	Realized Gain/(Loss)
Destinations Large Cap Equity Fund	$1,452,849	$6,901,670	$3,541,556
Destinations International Equity Fund	—	631,125	(155,104)
8. Class Specific Expenses
The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.
Shares of different classes are available to different eligible investors.

Notes to Financial Statements
February 28, 2023 (continued)

8. Class Specific Expenses (continued)
Class I Shares. Class I Shares are intended for investors participating in Destinations, an investment advisory program, sponsored by Brinker Capital or through certain third party advisory programs which includes a sub-transfer agent fee. The sub-transfer agent fee is calculated at a maximum annual rate of 0.15% of the average daily net assets of the I share class and is included with the Transfer agent fees in the Statements of Operations.
Class Z Shares. Class Z Shares are intended for investors participating in Destinations, an investment advisory program, available through certain third party advisory programs that do not include a sub-transfer agent fee.
For the year ended February 28, 2023, class specific expenses were as follows:
Sub-Transfer Agent Fees
Fund	Class I
Destinations Large Cap Equity Fund	$6,247,358
Destinations Small-Mid Cap Equity Fund	1,584,307
Destinations International Equity Fund	3,014,584
Destinations Equity Income Fund	796,109
Destinations Core Fixed Income Fund	2,736,334
Destinations Low Duration Fixed Income Fund	751,986
Destinations Global Fixed Income Opportunities Fund	997,130
Destinations Municipal Fixed Income Fund	1,225,658
Destinations Multi Strategy Alternatives Fund	1,560,062
Destinations Shelter Fund	163,031
9. Investments
During the year ended February 28, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:
	Investments		U.S. Government & Agency Obligations
Fund	Purchases	Sales	Purchases	Sales
Destinations Large Cap Equity Fund	$3,209,453,951	$3,637,429,776	$—	$—
Destinations Small-Mid Cap Equity Fund	1,416,435,208	1,491,764,755	—	—
Destinations International Equity Fund	1,432,088,060	1,759,834,169	—	—
Destinations Equity Income Fund	479,667,892	261,138,055	—	—
Destinations Core Fixed Income Fund	3,873,214,059	3,865,848,635	3,417,754,553	3,376,705,302
Destinations Low Duration Fixed Income Fund	481,681,885	521,566,275	58,338,048	44,332,803
Destinations Global Fixed Income Opportunities Fund	347,328,919	414,929,495	—	—
Destinations Municipal Fixed Income Fund	384,186,904	373,669,673	—	—
Destinations Multi Strategy Alternatives Fund	519,721,336	842,585,735	—	—
Destinations Shelter Fund	5,114,679	16,249,626	—	—
	Investments		U.S. Government & Agency Obligations
Fund	Securities Sold Short	Covers on Securities Sold Short	Securities Sold Short	Covers on Securities Sold Short
Destinations Large Cap Equity Fund	$—	$—	$—	$—
Destinations Small-Mid Cap Equity Fund	—	—	—	—
Destinations International Equity Fund	—	—	—	—
Destinations Equity Income Fund	—	—	—	—
Destinations Core Fixed Income Fund	207,065,373	198,275,369	207,065,373	198,275,369
Destinations Low Duration Fixed Income Fund	—	—	—	—

Notes to Financial Statements
February 28, 2023 (continued)

9. Investments (continued)
	Investments		U.S. Government & Agency Obligations
Fund	Securities Sold Short	Covers on Securities Sold Short	Securities Sold Short	Covers on Securities Sold Short
Destinations Global Fixed Income Opportunities Fund	$15,624,924	$47,067,177	$—	$—
Destinations Municipal Fixed Income Fund	—	—	—	—
Destinations Multi Strategy Alternatives Fund	71,350,622	139,672,926	—	—
Destinations Shelter Fund	—	—	—	—
At February 28, 2023, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:
Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Destinations Large Cap Equity Fund	$3,681,976,309	$900,191,674	$(187,286,692)	$712,904,982
Destinations Small-Mid Cap Equity Fund	1,022,055,779	183,035,456	(51,639,553)	131,395,903
Destinations International Equity Fund	1,904,463,978	375,155,720	(216,171,124)	158,984,596
Destinations Equity Income Fund	686,964,386	64,055,346	(37,105,975)	26,949,371
Destinations Core Fixed Income Fund	2,321,050,838	5,913,263	(267,582,390)	(261,669,127)
Destinations Low Duration Fixed Income Fund	518,541,675	3,709,866	(35,733,938)	(32,024,072)
Destinations Global Fixed Income Opportunities Fund	778,347,916	7,341,578	(59,478,598)	(52,137,020)
Destinations Municipal Fixed Income Fund	887,291,930	1,944,361	(32,591,593)	(30,647,232)
Destinations Multi Strategy Alternatives Fund	824,555,407	60,434,331	(29,516,480)	30,917,851
Destinations Shelter Fund	114,192,700	4,475,009	(16,156,983)	(11,681,974)
10. Shares of Beneficial Interest
At February 28, 2023, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of  $0.001 per share. At February 28, 2023, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.
Transactions in shares of each Fund’s Class were as follows:
	Year ended February 28, 2023		Year ended February 28, 2023		Year ended February 28, 2022		Year ended February 28, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I		Class Z
Destinations Large Cap Equity Fund
Shares sold	39,077,559	$504,336,142	7,716,086	$78,471,942	67,703,618	$1,103,438,865	23,065,446	$307,509,210
Shares issued on reinvestment	16,834,864	206,900,479	2,880,929	26,936,686	47,589,443	737,636,369	7,430,362	89,090,035
Shares repurchased	(72,439,471)	(938,155,299)	(14,821,321)	(150,588,094)	(64,991,965)	(1,096,768,348)	(7,270,147)	(97,620,389)
Net Increase/(Decrease)	(16,527,048)	$(226,918,678)	(4,224,306)	$(45,179,466)	50,301,096	$744,306,886	23,225,661	$298,978,856

Notes to Financial Statements
February 28, 2023 (continued)

10. Shares of Beneficial Interest (continued)
	Year ended February 28, 2023		Year ended February 28, 2023		Year ended February 28, 2022		Year ended February 28, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I		Class Z
Destinations Small-Mid Cap Equity Fund
Shares sold	11,237,281	$133,573,872	2,313,614	$20,629,275	19,166,704	$297,005,363	6,190,364	$78,783,437
Shares issued on reinvestment	3,059,392	34,693,512	530,903	4,443,660	19,897,568	276,576,197	3,233,640	33,532,848
Shares repurchased	(18,811,618)	(222,745,216)	(4,214,855)	(37,594,065)	(17,715,345)	(284,468,165)	(2,084,378)	(25,683,964)
Net Increase/(Decrease)	(4,514,945)	$(54,477,832)	(1,370,338)	$(12,521,130)	21,348,927	$289,113,395	7,339,626	$86,632,321
Destinations International Equity Fund
Shares sold	19,551,445	$228,834,565	3,692,644	$37,882,738	48,301,639	$718,986,973	13,024,657	$172,083,487
Shares issued on reinvestment	4,209,879	47,529,535	584,941	5,691,480	7,394,379	106,257,235	963,003	11,989,392
Shares repurchased	(49,354,347)	(574,480,158)	(8,133,075)	(82,840,187)	(24,463,688)	(371,411,313)	(2,916,018)	(38,215,141)
Net Increase/(Decrease)	(25,593,023)	$(298,116,058)	(3,855,490)	$(39,265,969)	31,232,330	$453,832,895	11,071,642	$145,857,738
Destinations Equity Income Fund
Shares sold	25,737,793	$297,686,879	2,937,026	$32,837,879	9,047,865	$105,617,365	2,024,865	$22,657,044
Shares issued on reinvestment	2,409,636	27,030,415	231,029	2,504,455	1,048,797	12,040,971	97,939	1,091,506
Shares repurchased	(9,757,706)	(111,671,803)	(1,498,948)	(16,748,275)	(7,176,260)	(82,484,563)	(700,084)	(7,803,737)
Net Increase	18,389,723	$213,045,491	1,669,107	$18,594,059	2,920,402	$35,173,773	1,422,720	$15,944,813
Destinations Core Fixed Income Fund
Shares sold	47,660,349	$403,068,744	5,953,052	$52,229,510	39,189,586	$391,752,962	12,208,877	$126,031,585
Shares issued on reinvestment	5,998,067	51,103,461	551,597	4,834,646	8,242,807	81,742,945	719,136	7,322,356
Shares repurchased	(48,080,051)	(411,011,008)	(7,233,767)	(64,928,010)	(41,239,978)	(411,407,304)	(3,877,150)	(39,644,563)
Net Increase/(Decrease)	5,578,365	$43,161,197	(729,118)	$(7,863,854)	6,192,415	$62,088,603	9,050,863	$93,709,378
Destinations Low Duration Fixed Income Fund
Shares sold	9,653,848	$90,253,320	1,014,252	$9,730,784	19,903,695	$194,152,137	3,364,413	$33,535,547
Shares issued on reinvestment	2,897,153	26,746,026	232,593	2,197,436	1,983,712	19,330,200	151,405	1,506,794
Shares repurchased	(19,080,767)	(177,476,575)	(2,290,856)	(21,925,643)	(9,227,838)	(90,072,075)	(757,219)	(7,547,679)
Net Increase/(Decrease)	(6,529,766)	$(60,477,229)	(1,044,011)	$(9,997,423)	12,659,569	$123,410,262	2,758,599	$27,494,662
Destinations Global Fixed Income Opportunities Fund
Shares sold	12,916,626	$119,399,527	1,439,540	$13,620,653	13,151,293	$131,429,645	3,828,562	$38,991,349
Shares issued on reinvestment	3,334,045	30,612,580	282,149	2,640,802	2,998,282	29,867,741	237,242	2,404,353
Shares repurchased	(15,329,028)	(142,145,739)	(2,256,124)	(21,479,728)	(16,156,558)	(160,548,450)	(1,340,960)	(13,570,620)
Net Increase/(Decrease)	921,643	$7,866,368	(534,435)	$(5,218,273)	(6,983)	$748,936	2,724,844	$27,825,082
Destinations Municipal Fixed Income Fund
Shares sold	16,852,037	$160,539,965	1,823,148	$17,583,000	14,764,790	$153,593,332	3,163,542	$33,049,295
Shares issued on reinvestment	1,666,203	15,945,827	91,194	875,610	1,284,662	13,320,546	61,705	641,326
Shares repurchased	(20,798,727)	(200,082,715)	(1,829,160)	(17,658,567)	(13,163,074)	(136,501,200)	(1,215,536)	(12,605,433)
Net Increase/(Decrease)	(2,280,487)	$(23,596,923)	85,182	$800,043	2,886,378	$30,412,678	2,009,711	$21,085,188
Destinations Multi Strategy Alternatives Fund
Shares sold	11,205,219	$111,935,599	1,869,949	$18,229,720	23,458,808	$248,568,216	6,288,112	$65,274,948
Shares issued on reinvestment	2,936,084	28,697,347	273,115	2,601,205	5,036,403	52,757,833	455,537	4,653,976
Shares repurchased	(43,921,727)	(435,422,534)	(5,690,357)	(55,202,524)	(18,748,571)	(198,834,909)	(1,718,387)	(17,735,424)
Net Increase/(Decrease)	(29,780,424)	$(294,789,588)	(3,547,293)	$(34,371,599)	9,746,640	$102,491,140	5,025,262	$52,193,500
Destinations Shelter Fund
Shares sold	885,864	$8,031,819	32,883	$289,310	13,274,968	$131,089,495	228,378	$2,259,436
Shares issued on reinvestment	56,071	484,189	1,335	11,403	4,104	42,023	102	1,036
Shares repurchased	(2,411,278)	(21,510,482)	(51,981)	(461,290)	(388,987)	(3,841,704)	(4,344)	(42,627)
Net Increase/(Decrease)	(1,469,343)	$(12,994,474)	(17,763)	$(160,577)	12,890,085	$127,289,814	224,136	$2,217,845

Notes to Financial Statements
February 28, 2023 (continued)

11. Dividend and Tax Components of Capital
The tax character of distributions paid during the fiscal period ended February 28, 2023, were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—	$—	$—	$—	$17,013,950	$—	$—
Ordinary Income	62,021,953	761,899	34,855,558	17,933,021	56,447,015	29,207,798	33,581,400	630	29,052,394	366,567
Net Long-term Capital Gains	174,017,326	38,704,133	18,865,286	11,916,027	—	—	—	—	2,538,250	129,026
Total Distributions Paid.	$236,039,279	$39,466,032	$53,720,844	$29,849,048	$56,447,015	$29,207,798	$33,581,400	$17,014,580	$31,590,644	$495,593
The tax character of distributions paid during the fiscal year ended February 28, 2022, were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—	$—	$—	$—	$11,920,721	$—	$—
Ordinary Income	184,929,976	135,724,581	4,963,801	13,294,393	31,243,616	21,026,439	32,589,385	912,957	28,655,831	43,059
Net Long-term Capital Gains	649,124,813	176,930,856	114,287,239	—	58,651,094	—	—	1,273,295	29,292,763	—
Total Distributions Paid	$834,054,789	$312,655,437	$119,251,040	$13,294,393	$89,894,710	$21,026,439	$32,589,385	$14,106,973	$57,948,594	$43,059
As of February 28, 2023, the components of accumulated earnings on a tax basis were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Undistributed ordinary income – net	$3,364,155	$2,470,078	$—	$3,280,509	$2,572,373	$3,561,258	$3,966,580	$—	$9,585,803	$86,320
Undistributed long-term capital gains – net	—	—	—	2,953,287	—	—	—	—	—	—
Undistributed tax-exempt income – net	—	—	—	—	—	—	—	1,260,499	—	—
Total Undistributed earnings	3,364,155	2,470,078	—	6,233,796	2,572,373	3,561,258	3,966,580	1,260,499	9,585,803	86,320
Capital Loss Carryforward	(77,314,823)	(63,794,082)	(90,666,927)	—	(133,751,748)	(7,812,045)	(26,647,937)	(15,382,333)	(40,011,715)	(3,998,982)
Current Year Late Year Loss Deferral	—	—	—	—	—	—	—	—	—	—
Unrealized appreciation (depreciation)(a)	712,854,316	131,395,905	158,776,056	26,915,409	(261,669,127)	(31,939,541)	(52,029,236)	(30,647,233)	30,917,850	(11,251,070)
Total accumulated earnings/(losses) − net	$638,903,648	$70,071,901	$68,109,129	$33,149,205	$(392,848,502)	$(36,190,328)	$(74,710,593)	$(44,769,068)	$491,938	$(15,163,732)

(a)
The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, ROC dividends received, real estate investments, the difference between book and tax amortization methods, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:
	Total distributable earnings (losses)	Paid-in capital
Destinations Municipal Fixed Income Fund(a)	666	(666)

(a)
Reclassifications are due to permanent differences primarily from net operating losses.

Notes to Financial Statements
February 28, 2023 (concluded)

12. Capital Loss Carry Forward
As of February 28, 2023, the Funds had the following net capital loss carryforwards remaining:
Year of Expiration	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Short-Term	$77,314,823	$63,794,082	$90,666,927	$—	$85,469,872	$3,042,302	$1,680,475	$7,528,322	$9,915,295	$2,718,372
Long-Term .	—	—	—	—	48,281,876	4,769,743	24,967,462	7,854,011	30,096,420	1,280,610
	$77,314,823	$63,794,082	$90,666,927	$—	$133,751,748	$7,812,045	$26,647,937	$15,382,333	$40,011,715	$3,998,982
13. Recent Accounting Pronouncements
In June 2022, the FASB issued ASU No.2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.
In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of the Reference Rate Reform in Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact on the Funds’ financial statements.
14. Subsequent Events
Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and the following items were noted which require recognition and/or disclosure: on March 10, 2023, the Federal Deposit Insurance Corporation (FDIC) took control and was appointed receiver of Silicon Valley Bank (“SVB”). Similarly, on March 12, 2023, Signature Bank (“SBNY”) was swept into receivership. The Destinations Funds had less than 1 basis point of exposure in the Destinations Large Cap Equity Fund to SVB and SBNY and approximately 5 basis points exposure to SVB in the Destinations Global Fixed Income Opportunities Fund. Both of these exposures are estimated to ultimately have no value subsequent to March 10 and March 12 respectively. The impact of these exposures on the Destinations Large Cap Equity Fund and Destinations Global Fixed Income Opportunities Fund were minimal.

Report of Independent Registered Public Accounting Firm

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
To the Shareholders of the Funds and Board of Trustees
Brinker Capital Destinations Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund, Destinations Multi Strategy Alternatives Fund and Destinations Shelter Fund (the Funds), including the schedules of investments, as of February 28, 2023, the related statements of operations, and changes in net assets, for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2023, the results of their operations and the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended February 28, 2022 and financial highlights for each of the years or periods in the two-year period ended February 28, 2022 were audited by other independent registered public accountants whose report, dated April 29, 2022, expressed an unqualified opinion on that financial statement and those financial highlights. The financial highlights for each of the years or periods in the two-year period ended February 29, 2020 were audited by other independent registered public accountants whose report, dated April 29, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2023, by correspondence with custodians, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Brinker Capital Destinations Trust investment companies since 2022.
Philadelphia, Pennsylvania
April 26, 2023

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited)

Brinker Capital Destinations Trust (“Trust” and, each series thereof a “Fund,” and together, the “Funds”) and Brinker Capital Investments, LLC (“Brinker Capital” or the “Adviser”), have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which Brinker Capital selects investments in third-party funds and serves as “manager of managers” for the Funds in that it selects and oversees professional money managers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) who are responsible for investing the portion of assets of the Funds allocated to each of them pursuant to a separate investment advisory agreement (a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) between Brinker Capital and each Sub-Adviser.
Section 15 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) requires that the initial approval of a Fund’s investment advisory agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Fund and the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to the Agreements (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the Investment Company Act requires that the continuation or renewal of any investment advisory agreement be approved at least annually (after an initial period of up to two years), which requires the vote of a majority of the Board of Trustees (the “Board”), including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required because of an exemptive order that was granted to the Trust by the U.S. Securities and Exchange Commission (“SEC”). In addition, as a result of the impact of the coronavirus and COVID-19 pandemic, the SEC issued orders dated March 13, 2020, March 25, 2020 and June 19, 2020 (the “Orders”) that conditionally exempt registered investment companies and their investment advisers, as well as principal underwriters from in-person voting requirements.
Board Considerations of the Sub-Advisory Agreements
During the period covered by this Annual Report, the Board considered the renewal of certain Sub-Advisory Agreements with existing Sub-Advisers and the approval of a new Sub-Advisory Agreement. In particular, at a meeting of the Board held on September 13-14, 2022, Brinker Capital recommended and the Board, including all of the Independent Trustees, approved the renewal of the existing Sub-Advisory Agreements (i) for the management of the Destinations Small-Mid Cap Equity Fund with Ceredex Value Advisors LLC and Driehaus Capital Management, LLC (“Driehaus”); (ii) for the management of the Destinations Global Fixed Income Opportunities Fund with CrossingBridge Advisors, LLC (“CrossingBridge”); (iii) for the management of the Destinations Low Duration Fixed Income Fund with CrossingBridge; (iv) for the management of the Destinations Multi Strategy Alternatives Funds with Driehaus and LMCG Investments, LLC; (v) for the management of the Destinations Core Fixed Income Fund with Merganser Capital Management, LLC; and (vi) for the management of the Destinations International Equity Fund with Barrow, Hanley, Mewhinney & Strauss, LLC.
Further, at a meeting of the Board held on December 6-7, 2022 (the “December Meeting”), Brinker Capital recommended and the Board, including all of the Independent Trustees, approved a new Sub-Advisory Agreement for the management of the Destinations International Equity Fund with Causeway Capital Management LLC (“Causeway”). In addition, at the December Meeting, Brinker Capital recommended and the Board, including all of the Independent Trustees, approved the renewal of the existing Sub-Advisory Agreements (i) for the management of the Destinations Large Cap Equity Fund with BlackRock Investment Management, LLC (ii) for the management of the Destinations Core Fixed Income Fund with DoubleLine Capital LP (“DoubleLine”) and Wellington Management Company LLP (“Wellington”); (iii) for the management of the Destinations Low Duration Fixed Income Fund with DoubleLine; (iv) for the management of the Destinations Global Fixed Income Opportunities Fund with DoubleLine and Nuveen Asset Management, LLC (“Nuveen”); and (v) for the management of the Destinations Municipal Fixed Income Fund with Northern Trust Investments, Inc. and Virtus Fixed Income Advisers, LLC.
Additionally, at a special meeting of the Board held on December 22, 2022, in reliance on and in compliance with the conditions of the Orders, Brinker Capital recommended and the Board, including all of the Independent Trustees, approved the renewal of an existing Sub-Advisory Agreement for the management of the Destinations International Equity Fund with Nuveen.
Pursuant to the Sub-Advisory Agreements, the Sub-Advisers will provide (or will continue to provide) day-to-day management for the portion of the applicable Funds’ assets proposed to be allocated to it. In the context of Sub-Advisory Agreement renewals, the Board also considered information provided by Brinker Capital during prior meetings, and in the context of the approval of the new Sub-Advisory Agreement, the Board considered certain introductory information that Brinker Capital had provided during prior meetings regarding the background of Causeway and Brinker Capital’s thesis for incorporating its investment strategy for the Destinations International Equity Fund. In doing so, the Trustees requested and received information from Brinker Capital and the Sub-Advisers that they deemed reasonably necessary for their review of the Sub-Advisory Agreements and to evaluate the relevant performance of the Sub-Adviser, either with respect to the Funds (in the case of renewals) or representative accounts (in the case of the approval). The Trustees were assisted in their review by Fund counsel and counsel to those Trustees who are Independent Trustees and/or not an affiliated person of the Trust and met in executive sessions separate from representatives of Brinker Capital and the Sub-Advisers.
In voting to approve the Sub-Advisory Agreements, the Trustees considered whether the renewal or the approval of the Sub-Advisory Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.
Nature, Extent and Quality of the Sub-Advisory Services
The Board received and considered information regarding the nature, extent and quality of services that will be provided (or will continue to be provided) to the Funds by the Sub-Advisers under the Sub-Advisory Agreements. The Trustees considered information regarding the process by which Brinker Capital selected and recommended the Sub-Advisers to the Board for renewal or approval, and the supervisory activities over the Sub-Advisers performed by Brinker Capital, including monitoring the Sub-Advisers’ compliance with the investment objectives, policies, and restrictions of the allocated assets of each applicable Fund. The Board considered the Sub-Advisers’ proposed specific responsibilities in all aspects of the day-to-day management of the portion of the Funds’ assets proposed to be allocated to it, as well as the qualifications, experience and responsibilities of the persons proposed to serve as the portfolio managers for the Funds’ assets to be managed by the Sub-Adviser and of other key personnel of the Sub-Adviser. The Board specifically took into account how each Sub-Adviser’s investment processes and capabilities were expected to complement the other Sub-Advisers to the Fund. The Trustees discussed the terms of the Sub-Advisory Agreements and considered Brinker Capital’s favorable assessment of the nature and quality of the Sub-Advisers’ services expected to be provided (or continue to be provided) to the Funds. The Board also reviewed information received from Brinker Capital and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act and those of Brinker Capital and of each Sub-Adviser. In the case of new Sub-Advisory Agreements, the Board considered the reports of the Trust’s Chief Compliance Officer as to the robustness of the Sub-Advisers’ compliance policies and procedures and Codes of Ethics.
The Board discussed with representatives of Brinker Capital, the portfolio management strategy proposed to be employed (or continue to be employed) by each of the Sub-Advisers. The Board concluded that, overall, the nature, extent and quality of the investment advisory services expected to be provided by each Sub-Adviser was adequate and appropriate in light of: (i) the Sub-Adviser’s experience and the qualifications of its investment personnel in providing portfolio management services to other investment portfolios, (ii) the portfolio management and research resources expected to be applied by the Sub-Adviser in managing the portion of the Fund’s assets allocated to them, (iii) how the Sub-Adviser is expected to complement the applicable Fund’s existing Sub-Advisers, (iv) the Sub-Adviser’s compliance program, and (v) Brinker Capital’s recommendation to engage the Sub-Adviser.
Performance
The Board received information from management regarding the Sub-Advisers’ historical performance returns managing the Funds (in the case of renewals) and managing investment mandates similar to that of the applicable Funds (in the case of renewals and the approval), with such performance compared to a relevant index. The Board discussed with representatives of Brinker Capital the investment strategy to be employed by each Sub-Adviser, its portfolio managers’ experience, and Brinker Capital’s experience and reputation in selecting, evaluating, and overseeing investment managers, including the process and diligence undertaken by Brinker Capital in evaluation Sub-Adviser performance. The Board determined that these factors supported a decision to renew or approve, as applicable, the Sub-Advisory Agreements.
Sub-Advisory Fees and Expense Ratios; Economies of Scale and Other Benefits
The Board considered the fees payable under the Sub-Advisory Agreements, noting that the fees would be payable by Brinker Capital to each Sub-Adviser, and, thus, would not impact the fees paid by the Funds. The Board concluded that the proposed fees payable to the Sub-Advisers with respect to the assets to be managed by the Sub-Adviser were reasonable and appropriate. The Board recognized that, because the Sub-Advisers’ fees would be paid by Brinker Capital, and not the Fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the management agreement between the Trust and Brinker Capital. The Board received and considered a profitability analysis of Brinker Capital with respect to the addition of Causeway as a Sub-Adviser to Destinations International Equity Fund, as well as the sub-advisory fees to be paid under the Sub-Advisory Agreements proposed for renewal, and determined that Brinker Capital’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the applicable Funds, noting in particular the existence of an ongoing contractual fee waiver that limits the total amount of advisory fees that may be retained by Brinker Capital to 39 basis points of each Fund’s assets. Similarly, the Board recognized that, because each Sub-Adviser’s fees would be paid by Brinker Capital, and not the Funds, an analysis of economies of scale with respect to the Sub-Advisers was more appropriate in the context of the Board’s consideration of the management agreement between the Trust and Brinker Capital. Accordingly, economies of scale with respect to the Sub-Advisers were not materially considered relevant at that time to the Board’s decision to renew or approve, as applicable, the Sub-Advisory Agreements. The Board also concluded that any other benefits that could be expected to accrue to the Sub-Advisers by virtue of their relationship with the Funds, such a reputational gain and increased assets under management, were reasonable.
After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the advice of Fund counsel and independent legal counsel, resolved to renew and approve, as applicable, the proposed Sub-Advisory Agreements, having determined that the Sub-Advisory Agreements would be in the best interests of the applicable Funds and their shareholders.
Board Considerations of the Advisory Agreement
At the December Meeting the Board considered the renewal of the Advisory Agreement between Brinker Capital and the Trust. The Board, including a majority of the Independent Trustees, renewed the Advisory Agreement for an additional one-year period. The Trustees requested and received information from Brinker Capital that they deemed reasonably necessary for their review of the Advisory Agreement and the performance of Brinker Capital. The Trustees were assisted in their review by Fund counsel and met in executive sessions separate from representatives of Brinker Capital.
Nature, Extent and Quality of Brinker Capital Advisory Services
The Board considered the nature, extent and quality of the advisory services that Brinker Capital has provided the various series of the Trust and the resources Brinker Capital dedicated to the Funds. In this regard, the Trustees evaluated, among other things, Brinker Capital’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by Brinker Capital to the Funds and the resources of Brinker Capital dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement.
Performance
In determining whether to renew the Advisory Agreement, the Board considered the performance of Brinker Capital in selecting and evaluating Sub-Advisers, allocating Fund assets among Sub-Advisers, and determining relative passive- and active-investment exposures within the Funds. The Board also considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. Based on the materials considered and discussed at the meetings, the Board found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Board was satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.
Profitability
The Board considered the profits realized by Brinker Capital in connection with the operation of the Funds, and whether the amount of profit was a fair entrepreneurial profit for the management of the Funds. In particular, the Board considered that Brinker Capital retained a maximum amount of compensation (as a percentage of Fund assets) from each Fund as a result of the contractual fee waivers. The Board also considered the profitability of Brinker Capital for providing advisory services to the Funds as an overall complex, noting that Brinker Capital implemented its model-based investment advice through allocations of assets among the Funds. The Board also considered the Funds’ operating expenses and the impact of any fee waivers and expense reimbursements on Brinker Capital’s profits. As to each Fund, the Board concluded, in the context of its full deliberations, that Brinker Capital’s level of profitability was reasonable and supported renewal of the Advisory Agreement.

Fees and Economies of Scale
As to each Fund, the Board reviewed and considered the management fees payable by the Fund to Brinker Capital in light of the nature, extent and quality of the advisory services provided by the by Brinker Capital. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements were in place for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) and whether any fee waivers and expense reimbursements could be discontinued. Further, the Board considered that, as a result of the contractual advisory fee waivers, Brinker Capital would not retain a different percentage of the overall advisory fee based on the Sub-Advisers selected, the fees charged to Sub-Advisers or the allocation of a Fund’s assets among Sub-Advisers. The Board also reviewed with management the scope of services provided to the Funds by Brinker Capital and that Brinker Capital coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. Additionally, the Board received and considered information comparing each Funds’ advisory fees with those of a group of funds selected by Broadridge.
The Board determined, in the context of its full deliberations, that, as to each Fund, the advisory fee paid by the Fund to Brinker Capital was reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.
As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
Other Benefits to Brinker Capital
As to each Fund, the Board considered other benefits received or that could be expected to be received by Brinker Capital and its affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.
In light of Brinker Capital’s costs of providing investment management and other services to the Funds and Brinker Capital’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that Brinker Capital and its affiliates received were considered reasonable.
Review of Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the Investment Company Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Liquidity Risk Management Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
At the December Meeting, the Trustees received a report from the Liquidity Risk Management Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Risk Management Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on September 21, 2018. The Liquidity Risk Management Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Management Committee further noted that no material changes have been made to the Program since its implementation.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Additional Information (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST
The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, the Adviser, the Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.
Brinker Capital Investments, LLC (the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a “multi-manager” strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment advisory services, the Adviser monitors and supervises the services provided to the Trust by its administrator. The Adviser also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.
The names of the Trustees and officers of the Trust, their addresses, and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.
Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES*
J. Scott Coleman, CFA 7 Forest Road Wayne, PA 19087 Birth Year: 1960	Trustee	Since 2017	President and Managing Partner of Woodland Park Consulting, LLC since 2017. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	10	Osterweis Capital Management since May 2022; Optimum Fund Trust from 2011 to 2015.
Nicholas M. Marsini, Jr. 120 St. Moritz Drive Wilmington, DE 19807 Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Delaware from 2011 to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	10	FundVantage Trust, Third Avenue Trust, Third Avenue Variable Series Trust.
Gregory E. McGowan 300 SE 2nd Street Fort Lauderdale, FL 33301 Birth Year: 1949	Trustee	Since 2017	President and CEO, GEMPENN Global Consultancy, Inc. since 2016. Senior Strategic Advisor, Franklin Templeton Investments in 2016. Executive Vice President, Director and General Counsel of	10	Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited, Templeton Investment Counsel LLC, Franklin Templeton

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
			Templeton International, Inc. from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.		Trustee Services Private Limited (India), Franklin Templeton International Services S.A. (Luxembourg), Franklin Templeton Investments (Asia) Limited, Franklin Templeton Investments Japan Ltd., Templeton Asset Management Ltd. (Singapore), Franklin Templeton Holding Limited (Mauritius), Franklin Templeton Investment Services Mexico, S. de R. L., Templeton Global Growth Fund Ltd Australia), Franklin Liberty Shares ICAV (Ireland), Franklin Emerging Markets Debt Fund PLC (Ireland), Franklin Floating Rate Fund PLC (Ireland),The Dar Group (subadvisory board), Hammerspace, Inc. (subadvisory board).
INTERESTED TRUSTEES*
Joseph V. Del Raso ** Troutman Pepper Hamilton LLP Two Logan Square, 18th & Arch Streets Philadelphia, PA 19103-2799 Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018).	Partner at Troutman Pepper Hamilton LLP (law firm) since 1998.	10	Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company).
Noreen D. Beaman Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1964	Chair of the Board of Trustees	Since 2018	President of Brinker Capital Investments, LLC from 2020 until 2022. Chief Executive Officer of Brinker Capital, Inc. from 2012 to 2020. President of Brinker Capital Holdings, LLC from 2020 to 2022. President and CEO of Brinker Capital Securities, LLC from 2014 to 2022. President of Orion Advisor Solutions, Inc. from 2021 to 2022 (EVP in 2020). President of Orion Advisor Technology, LLC from 2021 to 2022 (EVP in 2020). President of Orion Portfolio Solutions, LLC from 2021 to 2022.	10	Board of Directors/Managers for following entities since 2020 and Vice Chair since February 2022: GT Polaris GP, LLC, GT Polaris Holdings, Inc., GT Polaris Midco, Inc., Orion Advisor Solutions, Inc.

*
Each Trustee remains in office until he or she resigns, retires or is removed.

**
Mr. Del Raso became an “interested” Trustee (as such term is defined under Section 2(a)(19) of the Investment Company Act) as of April 1, 2018. The law firm at which Mr. Del Raso is a partner provides legal services to a current Sub-Adviser of the Funds, making Mr. Del Raso an interested person with respect to the Trust, as a technical matter, pursuant to paragraphs (A)(iii) and (B)(iv) of Section 2(a)(19) of the 1940 Act.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS***
Kylee Beach Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1984	President	Since August 2022	General Counsel and Secretary (Orion Advisor Solutions, Inc., since 2019; Orion Advisor Technology, LLC, since 2014; Brinker Capital Investments, LLC, since 2020 and also General Counsel for CLS Investments, LLC, now part of Brinker Capital Investments, LLC, since 2014; GT Polaris Holdings, Inc., since 2020; GT Polaris Midco, Inc., since 2020; Brinker Capital Securities, LLC , since 2020; Advizr, Inc. , since 2019; Orion Portfolio Solutions, LLC, since 2018; BasisCode Compliance, LLC, since 2021; Redtail Technology, Inc., since 2022; TownSquare Capital, LLC , since 2022; Associate General Counsel (NorthStar Financial Services Group, LLC from 2012 to 2018.
Kevin Fustos Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1980	Chief Financial Officer & Treasurer	Since December 2020	Vice President of Financial Planning and Analysis, Orion Advisor Solutions, since 2016; Omaha Public Power District from 2004 to 2016.
Brian Ferko Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Chief Compliance Officer & Anti- Money Laundering Officer	Since January 2017	Chief Compliance Officer of Brinker Capital Investments, LLC since 2015; Chief Compliance Officer of Brinker Capital Investments, LLC contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of Cipperman Compliance Services from 2012 to 2015.
Donna Marley Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1955	Chief Operating Officer	Since April 2017	Senior Vice President of Funds of Brinker Capital Investments, LLC since 2017; Executive Director of Morgan Stanley from 2009 to 2017.
Peter Townsend Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1977	Secretary & Deputy Chief Compliance Officer	Since January 2017	Deputy Funds Chief Compliance Officer of Brinker Capital Investments, LLC since 2017; Director of Compliance of Penn Capital Management Company, Inc. from 2015 to 2017; Director of

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Compliance of Cipperman Compliance Services from 2013 to 2015; Associate of J.P. Morgan Chase & Co. from 2008 to 2013.
Julie Vossler Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1968	Deputy Chief Operating Officer	Since August 2022	Director of Funds Management of Brinker Capital Investments, LLC since 2022; Mutual Funds Consultant at Lincoln Financial Group from 2017 to 2022; Senior Paralegal at Nationwide Financial Services from 2014 to 2017.
Timothy Holland, CFA Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Investment Officer	Since June 2017	Chief Investment Officer of Brinker Capital Investments, LLC since 2020; Senior Vice President and Global Investment Strategist of Brinker Capital Investments, LLC from 2017 to 2020; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.
Grant Engelbart, CFA, CAIA Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1987	Investment Officer	Since March 2021	Senior Portfolio Manager at Brinker Capital Investments, LLC since 2021; Senior Portfolio Manager and Director of Research at CLS Investments, LLC from 2018 to 2021; Portfolio Manager at CLS Investments, LLC from 2013 to 2018.
Patrick Amerson Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1994	Investment Officer	Since December 2021	Investment Analyst at Brinker Capital Investments, LLC since 2021; Client Service Representative at Brinker Capital Investments, LLC from 2019 to 2021; Operations Associate at Brinker Capital Investments, LLC from 2017-2019.
Michael Hadden, CFA Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1994	Investment Officer	Since December 2021	Portfolio Manager at Brinker Capital Investments, LLC since 2020; Investment Research Analyst at CLS Investments, LLC from 2018 to 2020; Junior Investment Analyst at CLS Investments LLC from 2017 to 2018.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Storey, CFA Brinker Capital Investments, LLC 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1974	Investment Officer	Since June 2022	Senior Portfolio Manager at Brinker Capital Investments, LLC since 2022; Senior Vice President and Senior Portfolio Manager at First Citizens Bank & Trust from 2016 to 2021; Portfolio Manager and Senior Research Analyst at First Citizens Bank & Trust from 2010 to 2016.

***
The President, Treasurer, and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2023:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	99.38%	100.00%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	0.91%	100.00%	—
Foreign Taxes Paid	—	—	$6,276,327	—	—
Foreign Source Income	—	—	$50,737,399	—	—
Foreign Tax Paid Per Share	—	—	0.04	—	—
Foreign Source Income Per Share	—	—	0.29	—	—
	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	10.45%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	10.74%	—
Interest from Tax-Exempt Obligations	—	—	100.00%	—	—

Brinker Capital Destinations Trust
Investment Adviser
Brinker Capital Investments, LLC
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
www.brinkercapital.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
www.morganlewis.com
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
www.kpmg.us
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risk, objectives, fees and expenses, experience of management, and other information.
Visit www.destinationsfunds.com for more information.
DSA_SAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2. CODE OF ETHICS.

As of the period ended February 28, 2023 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1). The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Nicholas Marsini Jr. possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Marsini as the Registrant’s audit committee financial expert. Mr. Marsini is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2023 and February 28, 2022 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $350,000 in 2023 and $228,000 in 2022.

(b)  Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2023 and February 28, 2022, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2023 and $0 in 2022.

(c)  Tax Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2023 and February 28, 2022, for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,000 in 2023 and $27,750 in 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2023 and February 29, 2022, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2023 and $0 for 2022.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Brinker Capital Destinations Trust provides that the Committee may pre-approve all audit and permitted non-audit services the independent auditor provides to a Fund, and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2023 and 0% for 2022; Tax Fees were 0% for 2023 and 0% for 2022; and Other Fees were 0% for 2023 and 0% for 2022.

(f) Not Applicable.

(g)  Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant

(“Service Affiliates”) were $0 for 2023 and $0 for 2022.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

(i)  A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not Applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on their evaluations of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s last fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brinker Capital Destinations Trust

By:	/s/ Kylee Beach
Kylee Beach
President

Date:	May 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kylee Beach
Kylee Beach
President

Date:	May 2, 2023

Brinker Capital Destinations Trust

By:	/s/ Kevin Fustos
Kevin Fustos
Chief Financial Officer and Treasurer

Date:	May 2, 2023